As filed with the Securities and Exchange Commission on November 2, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a)	Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds
Investor Class Shares	Class A Shares
Trust Class Shares	Class C Shares
Advisor Class Shares	Class R3 Shares
Institutional Class Shares	Class R6 Shares
Class E Shares
Dividend Growth Fund
Emerging Markets Equity Fund
Equity Income Fund
Focus Fund
Genesis Fund
Global Real Estate Fund
Greater China Equity Fund
International Equity Fund
International Select Fund
International Small Cap Fund
Intrinsic Value Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Intrinsic Value Fund
Multi-Cap Opportunities Fund
Real Estate Fund
Small Cap Growth Fund
Sustainable Equity Fund
U.S. Equity Impact Fund

Annual Report
August 31, 2023

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
Over the 12-month period ended August 31, 2023 (the reporting period), as data began to suggest the pandemic’s long economic hangover could be stabilizing, investors returned to equities with a volatile version of optimism. Though sentiment remained headline-sensitive, the S&P 500® Index gained nearly 16% this reporting period, and the CBOE Volatility Index (VIX®), essentially a gauge of investors’ fears, declined 48%.
For central banks like the U.S. Federal Reserve Board (Fed), orchestrating a soft landing is difficult; and factors including slower growth in China (which suppressed emerging markets equities returns for the reporting period), war in Ukraine, the inverted yield curve, severe weather, strikes, and the ramping up of the U.S. election cycle could increase uncertainty. Still, much has improved since this reporting period began, and much of the recent recession forecasting has abated.
Even as elevated inflation and rising interest rates continue to weigh on markets, businesses and consumers, inflation appears to be slowing enough that economists believe the Fed, which raised the federal funds rate from nearly zero in early 2022 to 5.25% – 5.5%, may feel comfortable pausing soon.
During the second quarter of 2023, U.S. real GDP is estimated to have increased at 2.1% annualized, up from 2.0% in the first quarter. Corporate earnings have shown remarkable resilience, with 80% of the S&P 500’s constituents meeting or exceeding expectations in the second quarter.
Productivity is up, jobs continue to be added, and jobs now exceed pre-pandemic levels. The rate of job growth (and of wage growth) is slowing, however, and unemployment has ticked up slightly, from 3.5% to a still historically low 3.8%, as the Fed works to cool the economy to fight inflation.
Supply chain snags have unraveled to near pre-pandemic levels, work that began with the Biden Administration’s efforts to expand port capacity and continues with a pandemic-informed corporate emphasis on on-shoring and near-shoring.
Government spending, through programs in the Biden Administration’s Build Back Better plan, is also having a measurable positive impact. Infrastructure spending—on roads, railroads, bridges, broadband, the power grid and more—is one example. The CHIPS and Science Act, which has already attracted $200 billion in new private sector investment in U.S. tech manufacturing and materials facilities, is another.
Looking to the future, our managers are closely watching real-time data at both the macroeconomic and corporate level. This information could foreshadow changes to current expectations on either the upside or downside.
But for the most part, we’re business as usual: meticulous bottom-up management, hands-on independent research, using volatility to its advantage in buy and sell decisions, and executing against investment disciplines that have been tested over full market cycles.
We appreciate your trust and confidence in Neuberger Berman and look forward to continuing our work together.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Equity Funds

Dividend Growth Fund Commentary (Unaudited)
Neuberger Berman Dividend Growth Fund Institutional Class generated a 12.89% total return for the fiscal year ended August 31, 2023 (the reporting period), underperforming its benchmark, the S&P 500® Index (the Index), which posted a 15.94% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The objective of the Fund is to generate capital appreciation and income from companies with attractive dividend per share growth. This investment discipline seeks to identify companies with strong business models generating cash to both grow their business, while also providing rising dividend distributions to shareholders. We focus on companies that we believe have strong balance sheets, solid management teams, attractive free cash flow yields and clear capital allocation strategies.
During the reporting period, the U.S. stock market, as measured by the Index, rose despite investors grappling with inflationary headwinds and tighter monetary policies. By early-2023, the U.S Federal Reserve Board’s (Fed) preferred inflation gauge, the Core Personal Consumption Expenditures index (PCE)1, which excludes food and energy costs, unexpectedly rose. In reaction, the central bank increased the Fed funds target rate by 3.00% during the reporting period as Fed Chair Jerome Powell emphasized price stability to tame inflation, bringing the Fed funds target rate range to 5.25% – 5.50%, while expressing higher for longer rates may be warranted.
The Fund’s top equity sector weights included approximately 27% Information Technology (IT), 14% Health Care, and 13% Financials at the end of the reporting period. Overall, the bulk of the Fund’s total returns were generated from stocks across IT, Health Care and Consumer Discretionary—while exposure to Communication Services, Utilities, and Real Estate dampened results.
Among our IT holdings, Applied Materials advanced by approximately 88%, as investors bid up the supplier of equipment, services, and software used to manufacture semiconductors. The company reported better than expected earnings results, hitting the high end of their revenue and earnings guidance range. The company’s CEO cited strategic investments in technologies to enhance the Internet of Things and artificial intelligence as key drivers. In addition, the company’s board of directors recently approved a 23% dividend per share increase. Such acceleration of free cash flow growth is a key component of the Fund’s investment philosophy.
Despite the broader Energy sector posting double-digit returns, Devon Energy, which is among our Energy holdings, experienced selling pressure, sliding by approximately -22%. Nonetheless, we remain constructive as the C-suite has articulated their commitment to balance sheet improvement while increasing shareholder returns through its formalized fixed plus variable dividend model. Through this lens, Devon Energy increased its quarterly dividend by 11% in 2023.
On a forward-looking basis, we remain focused on business fundamentals and portfolio construction. As always, we continue to favor what we believe are high-quality, cash-generative, dividend-paying stocks with managements focused on disciplined capital allocation. We believe this prudent approach can potentially provide outsized returns compounded over a full investment cycle.
We thank you for investing in our Fund.
Sincerely,
William D. Hunter and Shawn Trudeau
Portfolio Managers
1 Source: U.S. Bureau of Economic Analysis
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	7.0%
Consumer Discretionary	10.1
Consumer Staples	4.7
Energy	4.0
Financials	13.5
Health Care	14.2
Industrials	8.2
Information Technology	27.0
Materials	4.4
Real Estate	2.7
Utilities	0.8
Short-Term Investments	3.4
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/15/2015	12.89%	9.39%	11.26%
Class A	12/15/2015	12.51%	9.01%	10.87%
Class C	12/15/2015	11.68%	8.19%	10.03%
Class R6	12/15/2015	12.98%	9.52%	11.36%
With Sales Charge
Class A		6.01%	7.73%	10.02%
Class C		10.68%	8.19%	10.03%
Index
S&P 500® Index[1,2]		15.94%	11.12%	13.01%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.05%, 1.48%, 2.17% and 1.25% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70%, 1.06%, 1.81% and 0.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Dividend Growth Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Equity Fund Commentary (Unaudited)
Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of -2.69% for the fiscal year ended August 31, 2023 (the reporting period), trailing its benchmark, the MSCI Emerging Markets (EM) Index (Net) (the Index), which reported a total return of 1.25% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Optimism returned to global equity markets this reporting period, but EM equities, as measured by the Index, advanced only slightly, lagging the U.S. S&P 500® Index and developed markets, as measured by the MSCI EAFE® Index (Net). While EM investors cheered an improving outlook for U.S. interest rates as inflation slowed, sentiment was hampered by slower economic growth in China, which was under pressure as it emerged from COVID-19 lockdowns with issues in its property sector, high youth unemployment, and threats to consumer spending.
Results ranged widely by sector and by country. Information Technology (IT) and Energy led the Index for the reporting period as artificial intelligence (AI) hardware spending drove tech names to advance worldwide, and on rising energy commodity prices. Utilities, out of favor as investors sought higher growth potential, and Health Care declined the most. Greece, Turkey and Hungary outperformed significantly, each up 60% or higher. Qatar was weakest with a 21% decline, followed by smaller losses in Saudi Arabia and Kuwait.
The Fund’s performance shortfall resulted from stock selection, primarily in IT, Financials and Consumer Discretionary. By country, holdings based in India, China and Brazil, where the Fund was also underweight, were a headwind. Individual detractors included India’s API Holdings*, the largest Indian online digital healthcare platform, which declined in value on news that the firm may offer more equity at a lower price, and Chinese e-commerce names JD.com and Meituan, both of which were sold by the Fund during the reporting period. The team is closely monitoring the competitive dynamic in the Chinese e-commerce realm to determine how to position the Fund going forward.
Bottom-up driven sector positioning was an advantage during the reporting period, with an underweight versus the Index to falling Utilities and an overweight to rising IT the largest factors. Stock selection within Health Care, Energy and Consumer Staples also added relative value. By country, stock selection and an underweight to Saudi Arabia, stock selection in Korea, and an outside-Index exposure to a Colombian oil explorer domiciled in Canada helped most.
Korean electronics giant, Samsung, chipmaker, SK Hynix, and China’s Trip.com were among top contributors. Samsung and SK Hynix rallied on hopes that pricing for their semiconductor components had bottomed out and could improve going forward, while Trip.com benefited from increased travel post China’s economic reopening.
While we are cautious about and underweight the Chinese Real Estate sector and balance sheet-linked Financials, other segments of the Chinese economy appear to be still growing (e.g., Chinese tourism and global consumer product innovators), leading the Fund to be overweight select Consumer subsectors in that market.
Elsewhere, we believe artificial intelligence hype may be getting ahead of itself, but we have identified other niche opportunities across a variety of IT segments, which helped build back an overweight to that sector, at the expense of a previously larger overweight in Consumer Staples. At the end of the reporting period, the Fund remained underweight more cyclical segments such as metals and mining.
We believe these positioning decisions mean the Fund is poised to benefit from idiosyncratic opportunities, rather than a cyclical uplift, which feels appropriate given slower global growth.
Sincerely,
Conrad Saldanha
Portfolio Manager

*API Holdings is a private company. Investments in private companies involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in private companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	-2.69%	-1.41%	1.93%	5.14%
Class A	10/08/2008	-2.91%	-1.66%	1.67%	4.88%
Class C	10/08/2008	-3.72%	-2.40%	0.90%	4.09%
Class R3[3]	06/21/2010	-3.29%	-2.06%	1.25%	4.52%
Class R6[4]	03/15/2013	-2.57%	-1.29%	2.02%	5.21%
With Sales Charge
Class A		-8.49%	-2.82%	1.07%	4.46%
Class C		-4.68%	-2.40%	0.90%	4.09%
Index
MSCI Emerging Markets Index (Net)[1,2]		1.25%	0.98%	2.99%	5.21%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.23%, 1.59%, 2.34%, 1.95% and 1.12% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 2.26% and 1.92% for Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary (Unaudited)
Neuberger Berman Equity Income Fund Institutional Class generated a 2.46% total return for the fiscal year ended August 31, 2023 (the reporting period), underperforming its benchmark, the Russell 1000® Value Index (the Index), which posted an 8.59% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
This Fund is an objective-based strategy, targeting a total return profile between stocks and bonds compounded over a full investment cycle with limited volatility relative to the Index. Overall, the Fund is diversified among dividend-paying stocks selected through extensive analysis of cash flow prospects, that we believe have the ability to sustain and grow dividends.
During the reporting period, the U.S. stock market, as measured by the Index, rose despite investors grappling with inflationary headwinds and tighter monetary policies. By early-2023, the U.S Federal Reserve Board’s (Fed) preferred inflation gauge, the Core Personal Consumption Expenditures index (PCE)1, which excludes food and energy costs, unexpectedly rose. In reaction, the central bank increased the Fed funds target rate by 3.00% during the reporting period as Fed Chair Jerome Powell emphasized price stability to tame inflation, bringing the Fed funds target rate range to 5.25% – 5.50%, while expressing higher for longer rates may be warranted.
The Fund’s top equity sector holdings included approximately 20% Industrials, 12% Financials, and 11% Energy at the end of the reporting period. The bulk of the Fund’s total returns were generated from stocks across Industrials, Health Care, and Materials—while exposure to Real Estate, Financials, and Utilities dampened results.
The Fund’s overweight to Industrials versus the Index contributed the most to relative returns. The Fund maintains an overweight to Industrials as we believe the sector can benefit from infrastructure initiatives supported by recent legislation, including the Inflation Reduction Act of 2022. Eaton Corp. PLC proved to be our top performer in this sector, advancing by more than 70%. This core holding represents an intelligent power management business that we believe can capitalize on infrastructure modernization underpinned by electrification and digitalization trends.
While Materials exposure was accretive to total return, Canada’s Nutrien was an outlier, declining approximately 30% during the reporting period. This business represents one of the world’s largest providers of crop inputs, playing a critical role in the agricultural supply chain through its production and distribution of potash, phosphate, and nitrogen products. Despite the challenging environment, we remain constructive as we believe fertilizer imbalances could support profitability throughout 2023 and beyond.
The Fund’s use of written options contributed positively to performance during the reporting period.
Our analysis suggests stocks with dividend yields greater than 2.5% are priced close to their greatest discount relative to the broader equity market since the "Tech Boom" of the late 1990s. We believe investors can benefit from purchasing high quality dividend paying companies, which we believe are now at reasonable, even cheap, valuations. Given today’s setup we believe our unique approach to equity income provides an inflationary hedge, while providing attractive current income and capital appreciation potential for more risk-averse investors.
We thank you for investing in our Fund.
Sincerely,
Richard Levine and Sandy Pomeroy
Portfolio Managers
1 Source: U.S. Bureau of Economic Analysis
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX
Class E	NBHEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	1.4%
Consumer Discretionary	7.2
Consumer Staples	6.2
Energy	11.2
Financials	12.0
Health Care	10.7
Industrials	20.5
Information Technology	5.8
Materials	10.1
Real Estate	6.9
Utilities	7.8
Short-Term Investments	0.2
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[5]	06/09/2008	2.46%	5.82%	7.80%	7.31%
Class A5	06/09/2008	2.09%	5.43%	7.41%	6.94%
Class C5	06/09/2008	1.28%	4.63%	6.60%	6.23%
Class R3[5]	06/21/2010	1.73%	5.12%	7.11%	6.76%
Class E5	01/11/2022	3.17%	6.05%	7.92%	7.38%
With Sales Charge
Class A5		-3.78%	4.19%	6.78%	6.57%
Class C5		0.33%	4.63%	6.60%	6.23%
Index
Russell 1000® Value Index[1,2]		8.59%	7.11%	9.15%	6.85%
*The performance data for the life of Fund for each class includes the performance of the Fund’s oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund’s Institutional Class from June 9, 2008 through June 21, 2010. The performance data for Class E also includes the performance of the Fund's Institutional Class from June 9, 2008 through January 11, 2022. See endnote 5 for information about the effects of the different fees paid by each class.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.71%, 1.07%, 1.82%, 1.38% and 0.57% for Institutional Class, Class A, Class C, Class R3 and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio for fiscal year 2022 was 0.07% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Commentary (Unaudited)
Neuberger Berman Focus Fund Investor Class generated a 11.82% total return for the fiscal year ended August 31, 2023 (the reporting period), underperforming the 13.95% total return of its benchmark, the MSCI All Country World Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The global equity market, as measured by the Index, generated strong results during the reporting period. Investor sentiment was buoyed by the resilient economy, corporate earnings that often exceeded expectations, and moderating inflation. These factors offset concerns that interest rates may be "higher for longer," fears that central bank monetary tightening could push the global economy into a recession, and numerous geopolitical issues.
Sector allocation detracted from the Fund’s relative performance, whereas stock selection contributed to returns during the reporting period. In terms of sector allocation, a small cash position and an overweight to Consumer Discretionary versus the Index were the largest negatives for relative performance. On the upside, lack of exposure to Real Estate and an overweight to Industrials were the most additive to performance.
Looking at stock selection, positions in the Consumer Discretionary (led by Broadline Retail), Communication Services (led by Entertainment) and Materials (led by Chemicals) sectors were the largest contributors to relative performance. In terms of individual stocks, entertainment company Netflix, Inc., software firm Constellation Software Inc. and semiconductors & semiconductor equipment company NVIDIA Corp. were the most additive for total returns. On the downside, holdings in the Industrials (driven by Ground Transportation), Information Technology (IT) (driven by IT Services) and Utilities (driven by Electric Utilities) sectors were the largest detractors from performance. Individual stocks that negatively impacted total returns included online retail firm Amazon.com, Inc., IT services company Okta, Inc. and cloud-based data warehousing firm Snowflake, Inc. We eliminated our positions in Netflix, Inc., Okta, Inc. and Snowflake, Inc. during the reporting period.
Looking ahead, we see several interrelated reasons to be careful going forward, including the knock-on effects of sharply rising interest rates, persistent inflation, slowing corporate technology spending following the post-COVID-19 boom, continued geopolitical risks in Ukraine and Taiwan, the impact of rising corporate layoffs, and potentially slowing consumer discretionary spending. However, we believe it is important to be flexible in our thinking, and we continue to identify those companies that we believe will gain material market share whatever speed the global economy is growing.
Sincerely,
Timothy Creedon and Hari Ramanan
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	10.4%
Consumer Discretionary	13.5
Consumer Staples	6.8
Energy	2.8
Financials	12.6
Health Care	11.8
Industrials	7.6
Information Technology	24.2
Materials	3.0
Utilities	1.9
Short-Term Investments	5.4
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[6]
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	11.82%	5.05%	8.31%	10.12%
Trust Class[7]	08/30/1993	11.59%	4.84%	8.10%	10.08%
Advisor Class[8]	09/03/1996	11.35%	4.65%	7.92%	10.01%
Institutional Class[9]	06/21/2010	11.96%	5.21%	8.48%	10.15%
Class A10	06/21/2010	11.60%	4.83%	8.09%	10.08%
Class C10	06/21/2010	10.76%	4.05%	7.29%	9.92%
With Sales Charge
Class A10		5.18%	3.60%	7.45%	9.98%
Class C10		9.76%	4.05%	7.29%	9.92%
Index
MSCI All Country World Index (Net)[1,2]		13.95%	7.46%	8.56%	N/A
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.89%, 1.10%, 1.25%, 0.75%, 1.13%, and 1.91% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.11% and 1.86% for Class A and Class C shares, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary (Unaudited)
Neuberger Berman Genesis Fund Investor Class generated a 9.64% total return for the fiscal year ended August 31, 2023 (the reporting period), outperforming the 4.65% total return of its benchmark, the Russell 2000® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The overall U.S. equity market, as measured by the S&P 500® Index, generated solid results during the reporting period. Investor sentiment was buoyed by the resilient economy, corporate earnings that often exceeded expectations, moderating inflation, and hopes that the U.S. Federal Reserve Board (Fed) was nearing the end of its rate hike cycle. These factors offset concerns that interest rates may be "higher for longer," fears that the Fed’s monetary tightening could push the economy into a recession, and numerous geopolitical issues. All told, the S&P 500 Index gained 15.94% during the reporting period. In contrast, small-cap stocks, as measured by the Index, returned 4.65% total return over the same period.
The Fund outperformed the Index on a relative basis due to strong sector allocation and stock selection. From a sector allocation perspective, overweights to the Information Technology (IT) and Industrials sectors versus the Index were the largest contributors to results. Within IT, the Fund’s overweight to Software was the most additive for returns. Within Industrials, our overweight to Machinery companies added the most value. Our minimal exposure to the underperforming Biotechnology industry also added to relative returns. Small-cap biotechnology companies generally do not meet our high-quality investment criteria, as they tend to be speculative, typically do not generate earnings, and require considerable capital market funding to operate. On the downside, an underweight to the Energy sector versus the Index was a meaningful detractor from performance.
In terms of stock selection, the Fund’s strongest relative results were in the Health Care (led by Life Sciences Tools & Services and Health Care Equipment & Supplies), IT (led by Software and Semiconductors) and Materials (led by Chemicals) sectors. Conversely, stock selection in the Financials (driven by Banks), Industrials (driven by Construction & Engineering) and Communication Services (driven by Media) sectors were the largest drags on relative results.
Over the past eighteen months, the Fed has been squarely focused on restoring price stability with the goal of suppressing demand to bring inflation under control. Recent testimony from the Fed suggests it may be nearing the end of its tightening cycle. Overall economic activity remains stable, however, some economic indicators suggest an economic cooling, while some general macroeconomic data suggests continued resilience in the economy. Considering this backdrop, equity markets have remained highly sensitive to incoming inflation-related data points and economic indicators. Taking a step back, it is clear in our view that markets have entered a meaningfully different regime than the one present during the last decade. It appears risk aversion has returned, access to financing has become harder, and the cost of capital has risen materially. Furthermore, events in the banking sector might cause financial conditions to tighten further as lending standards become more stringent. The risk of recession both in the U.S. and globally has grown, but by no means is a certainty. With the macro trajectory clouded, we are striving to maintain balance in the Fund. We remain confident that our high-quality portfolio of businesses with attractive financial characteristics, differentiated and durable business models, and sustainable earnings growth is well positioned to weather these uncertain times and deliver above-average risk-adjusted returns.
Sincerely,
Judith M. Vale*, Robert W. D'Alelio, Brett S. Reiner and Gregory G. Spiegel
Portfolio Co-Managers
*As announced on July 18, 2023, Judith Vale intends to transition to a newly created Portfolio Strategist role starting in January 2024. In this role, she will focus on providing investment guidance and analysis to the portfolio managers and the broader investment team responsible for managing the Fund.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX
Class E	NRGEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	2.6%
Consumer Discretionary	11.3
Consumer Staples	2.5
Energy	5.7
Financials	11.3
Health Care	11.5
Industrials	25.1
Information Technology	22.8
Materials	4.1
Real Estate	1.6
Short-Term Investments	1.5
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	09/27/1988	9.64%	7.25%	9.80%	11.78%
Trust Class[7]	08/26/1993	9.52%	7.15%	9.71%	11.75%
Advisor Class[8]	04/02/1997	9.27%	6.88%	9.42%	11.52%
Institutional Class[9]	07/01/1999	9.82%	7.42%	9.98%	11.94%
Class R6[11]	03/15/2013	9.92%	7.52%	10.08%	11.87%
Class E12	01/11/2022	10.70%	7.59%	9.98%	11.84%
Index
Russell 2000® Index[1,2]		4.65%	3.14%	7.96%	9.14%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.00%, 1.09%, 1.34%, 0.84%, 0.74% and 0.70% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class R6 and Class E shares, respectively, (before expense reimbursements and/or fee waivers, if any). The expense ratio for fiscal year 2022 was 0.04% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.

Genesis Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Real Estate Fund* Commentary (Unaudited)
Neuberger Berman Global Real Estate Fund Institutional Class generated a -7.85% total return for the fiscal year ended August 31, 2023 (the reporting period), underperforming the -5.19% total return of its benchmark, the FTSE EPRA Nareit Developed Index (Net) (the Index), for the same period.
The global equity market, as measured by the MSCI All Country World Index (Net) generated a positive 13.95% total return. In most developed market economies inflation readings fell back, though core measures remained more persistent. Global bond yields moved higher at the short end of the curve, leading to deeper yield curve inversion for many developed markets. Credit performed well as spreads narrowed, with lower grade credits performing best as near-term recession risk receded. Comparatively, global real estate investment trusts (REITs), as measured by the Index, generated weaker results.
The Fund underperformed the Index on a relative basis during the reporting period. Stock selection and country positioning detracted from the Fund’s relative returns. From a sector selection perspective, an overweight in the Real Estate Holding and Development sector and underweights to Office REITs and Health Care REITs versus the Index were additive for relative returns. In terms of individual holdings, Prologis, Inc., Gecina SA, and Iron Mountain Inc. were the largest contributors to performance. On the downside, relative overweights to Infrastructure REITs, and underweights to Industrial REITs and Other Specialty REIT sectors were detractors. Individual holdings that detracted most from performance include Crown Castle, Inc., American Tower Corporation, and Extra Space Storage, Inc.
In terms of the Fund’s positioning from a country perspective, overweights in Spain and China and an underweight in Japan versus the Index were the most beneficial for relative returns. On the downside, an overweight in the U.K and lack of exposure to Switzerland were the largest detractors from relative performance.
We head into fall with continuing concerns related to an uncertain macro-economic backdrop, which is still weighed down by higher interest rates, slower economic growth and lack of liquidity in transaction markets and private investment vehicles. However, the banking sector stress, lower commodity prices and a slowing labor market could provide support for the view that inflation levels may have peaked. The broader commercial real estate sector has been viewed with caution as the failures of regional banks and subsequent tighter lending standards have increased concern that U.S. regional banks’ ability to lend to the sector is likely impaired. The effect on the listed REITs market is not expected to be pronounced as we believe such REITs own mainly high-quality assets, generally maintain strong balance sheets, and tend to use the larger banks. However, REITs continue to be weighed down by negative news headlines that suggest otherwise.
Within the UK, higher interest rates are beginning to bring inflation down but are also slowing economic activity and weighing on sentiment. On the European Continent, economic growth is expected to be relatively flat in 2023 and 2024. Real estate values are adjusting to the higher interest rate environment, but a lack of transactions makes ascertaining asset values challenging. However, many continental European real estate companies remain over leveraged. We maintain a preference for UK companies in sectors enjoying secular tailwinds with lower leverage levels. Asia is less impacted by the two important issues facing the global real estate sector, namely elevated office vacancies in the U.S. and excessive leverage in some European companies. We believe Japan is poised to emerge structurally from decades of deflation and subpar growth. We stay slightly cautious about Japanese REITs because of lower asset quality, richer valuations, and the possible sharp increase in Japanese bond yields as the Bank of Japan pursues a further pivot. Hong Kong experienced a healthy GDP rebound post China’s COVID-19 reopening but there are justifiable doubts about the medium-term outlook. Overall, we hold a constructive view for the strongest developers in Hong Kong, Singapore and Japan, which we believe could profit from opportunities made available in any forthcoming downturns, as well as the defensive incomes from grocery-anchored retail in Australia and logistics REITs in Japan.

While we believe the macro backdrop could continue to weigh on stocks, a near-term end to the U.S. Federal Reserve Board tightening cycle and attractive relative valuations versus the broader market could, in our view, support the REIT market later this year and into 2024.
Sincerely,
Steve Shigekawa, Brian C. Jones and Anton Kwang
Portfolio Managers
*Effective after the close of business on October 13, 2023, the Fund was reorganized into an exchange-traded fund. Please refer to Note H of the Notes to Financial Statements for additional important information. For more information, call us at 800-877-9700 or visit www.nb.com/ETF.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NGRIX

PERFORMANCE HIGHLIGHTS[13]
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/30/2014	-7.85%	2.05%	3.29%
Index
FTSE EPRA Nareit Developed Index (Net)[1,2]		-5.19%	-0.40%	1.40%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2022 was 7.96% (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.01% after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.

Global Real Estate Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Greater China Equity Fund* Commentary (Unaudited)
Neuberger Berman Greater China Equity Fund Institutional Class generated a -16.10% total return for the fiscal year ended August 31, 2023 (the reporting period), underperforming its benchmark, the MSCI China All Shares Index (Net) (the Index), which returned -9.75% over the same period.
Over the reporting period, contributors to performance relative to the Index included Health Care (stock selection in Biotechnology), Real Estate (stock selection) and Utilities (no exposure). Detractors from performance relative to the Index included Materials (significant overweight and stock selection in Construction Materials), Consumer Staples (stock selection in Food Products and Beverages) and Communication Services (significant underweight).
During the reporting period, China equity markets remained volatile. In September and October 2022, China equity markets underwent severe turbulence given China’s ongoing "zero-COVID policy" which posed significant challenges to domestic economic conditions. Investors were also concerned about the weak housing market, geopolitical tensions and implications of upcoming leadership changes following the 20th Party Congress. China equity markets subsequently rebounded in November as China accelerated its reopening process and rolled out supportive measures for property developers. Policymakers also took a concerted approach to promote growth and boost consumption. The market rally was carried into January 2023 as data showed a faster than expected recovery in China and macro indicators came in above expectations.  However, China equity markets corrected in February 2023 as investors took profits following the strong rebound from November.
At a high level, domestic growth conditions were improving after China’s reopening although not necessarily at a pace anticipated by the market. Specifically, consumption and services-related sectors have been holding up well although manufacturing capital expenditures and private sector confidence remained relatively weak. During the National People’s Congress in March 2023, the government was also being intentionally conservative in setting a 5.0% growth target (versus consensus expectations of 5.5%) which was largely driven by its concerns around potential weaker external demand and its potential impact on exports. Collectively, year-to-date economic data and forward guidance by policymakers weighed on investor confidence.
While policymakers have become much more pro-business and announced substantive policy easing measures to revive the confidence of businesses and consumers at the July Politburo meeting, market observers remained concerned about the ailing housing market and its potential contagion to the broader economy. To provide further support for the economy, policymakers announced more stimulus measures in the last week of August including a reduction in stamp duty on stock transactions to help activate the A-shares stock market and measures to speed up special local government bond issuances. The People’s Bank of China also announced the first nationwide mortgage easing measures in eight years for both first and second homes, providing a strong signal that policymakers remain focused on providing support for the economy and restoring confidence from homebuyers and consumers.
We continue to identify what we believe are high quality companies with good earnings visibility. Across the Fund’s core holdings, most have been successful in capturing additional market share amidst the economic challenges in 2022, which we believe puts them in a better position to benefit from a prospective recovery that we anticipate later in 2023.
Sincerely,
Ning Meng**
Portfolio Manager
*Effective after the close of business on October 13, 2023, the Fund was reorganized into an exchange-traded fund. Please refer to Note H of the Notes to Financial Statements for additional important information. For more information, call us at 800-877-9700 or visit www.nb.com/ETF.
** Effective August 21, 2023, Green Court Capital Management Limited ceased its services as subadviser to the Fund.  At that time, Portfolio Manager, Ning Meng and Associate Portfolio Manager, Yi Shi, began managing the Fund.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NCEIX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	4.8%
Consumer Discretionary	16.0
Consumer Staples	10.2
Financials	8.4
Health Care	10.9
Industrials	19.1
Information Technology	8.4
Materials	7.1
Real Estate	3.5
Short-Term Investments	11.6
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

EXCHANGE ALLOCATION
(as a % of Long Term Investments)
Mainland China	58.8%
Hong Kong	41.2%
Total Investments	100.0%

PERFORMANCE HIGHLIGHTS[13]
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	07/17/2013	-16.10%	-3.43%	5.36%	5.46%
Index
MSCI China All Shares Index (Net)[1,2]		-9.75%	-1.02%	3.12%	3.39%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2022 was 1.91% (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.51% after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.

Greater China Equity Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Equity Fund Commentary (Unaudited)
Neuberger Berman International Equity Fund Institutional Class generated a total return of 15.09% for the fiscal year ended August 31, 2023 (the reporting period), trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a 17.92% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
As measured by the Index, developed international equities outperformed both the U.S. S&P 500® and MSCI Emerging Markets (Net) indices this reporting period. Investors favored value over growth stocks as rates rose sharply during the reporting period, and core inflation remained sticky, benefitting many "real economy" segments of the global markets that have been out of favor during the low rate era. As the reporting period progressed, evidence suggesting headline inflation was slowing faster than expected was welcomed by investors and corporate management teams hoping for relief from rising global interest rates.
On the cautionary side, a slowdown in China, with ripple effects from the meltdown of its real estate market and high unemployment among the nation’s young, loomed large within an interconnected global economy, adding to uncertainty. Toward the end of this reporting period, the Chinese government had begun aiming policy at resolving issues, but results remain unclear.
By country, Italy, Denmark and Ireland led the Index this reporting period, while Israel, Hong Kong and Norway declined most. From a sector perspective for the Index, Information Technology, Industrials and Consumer Discretionary outperformed, advancing over 20%. Real Estate declined, and Communication Services and Consumer Staples lagged.
The Fund’s underperformance relative to the Index resulted from stock selection. Our longer-term Quality at a Reasonable Price discipline means that the Fund can lag somewhat within markets where investors are willing to overpay, in our view, for growth. Accordingly, our holdings within the three "hottest" sectors—Industrials, Financials, and Consumer Discretionary—lagged. Stock selection within Italy and France, and lack of exposure to Denmark also limited relative returns.
Individual detractors included Teleperformance and DSM-Firmenich. Teleperformance, a French customer service solutions business, reported soft earnings, which was compounded by a surprise acquisition and concerns over artificial intelligence-related disruption. DSM-Firmenich, a newly merged, Dutch listed, flavors and fragrances specialist, issued a profit warning during the reporting period as customers worked through existing inventories.
Our holdings outperformed within Communication Services, Energy and Materials, and our sector allocation that resulted from bottom-up decision-making was another advantage. By country, a zero weighting to companies domiciled in Australia, a non-Index allocation to the U.S., and an overweight to Ireland versus the Index had the largest relative positive impacts.
Key contributors included Novartis and SAP. Novartis, the Swiss pharmaceutical giant, reported strong results and reiterated guidance. Strong earnings at SAP, a German software firm, demonstrated the resiliency of its cloud business despite a tougher macroeconomic backdrop.
As longer-term investors, we remain committed to our proven investment discipline. As such, we hold steady through short-term market swings whether they benefit or hinder relative performance. The Fund in our view is well diversified, and within an economic backdrop that remains somewhat uncertain, is built around what we believe to be quality businesses with resilient earnings streams.
We continue to develop and test new ideas that we believe can benefit in a period of higher inflation, higher interest rates, and higher nominal growth driven by increased capital investment aimed at the underinvestment of the recent past.
In our view, the current key challenge is striking a balance between what we believe to be quality defensive holdings, secular growth opportunities, and companies with business models that benefit from higher inflation and increased capital expenditure, while avoiding cyclical companies with excessive leverage. We believe the Fund remains well positioned for both the risks and opportunities we foresee ahead.
Sincerely,
Elias Cohen and Thomas Hogan
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX
Class E	NIQEX

PERFORMANCE HIGHLIGHTS[14]
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[15]	01/28/2013	14.72%	3.36%	4.95%	4.80%
Trust Class[15]	01/28/2013	14.66%	3.30%	4.88%	4.76%
Institutional Class	06/17/2005	15.09%	3.62%	5.15%	4.92%
Class A15	01/28/2013	14.56%	3.24%	4.77%	4.69%
Class C15	01/28/2013	13.78%	2.46%	3.99%	4.24%
Class R6[4]	09/03/2013	15.15%	3.72%	5.25%	4.97%
Class E16	01/11/2022	15.97%	3.89%	5.29%	4.99%
With Sales Charge
Class A15		7.98%	2.03%	4.15%	4.35%
Class C15		12.78%	2.46%	3.99%	4.24%
Index
MSCI EAFE® Index (Net)[1,2]		17.92%	4.14%	4.93%	4.79%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.19%, 1.26%, 1.00%, 1.37%, 2.12%, 0.90% and 0.86% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R6 and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.87%, 1.23%, 1.98%, 0.77% and 0.07% for Institutional Class, Class A, Class C, Class R6 and Class E shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Select Fund Commentary (Unaudited)
Neuberger Berman International Select Fund Trust Class generated a total return of 14.41% for the fiscal year ended August 31, 2023 (the reporting period), trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a 17.92% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
As measured by the Index, developed international equities outperformed both the U.S. S&P 500® and MSCI Emerging Markets (Net) indices this reporting period. Investors favored value over growth stocks as rates rose sharply during the reporting period, and core inflation remained sticky, benefitting many "real economy" segments of the global markets that have been out of favor during the low rate era. As the reporting period progressed, evidence suggesting headline inflation was slowing faster than expected was welcomed by investors and corporate management teams hoping for relief from rising global interest rates.

On the cautionary side, a slowdown in China, with ripple effects from the meltdown of its real estate market and high unemployment among the nation’s young, loomed large within an interconnected global economy, adding to uncertainty. Toward the end of this reporting period, the Chinese government had begun aiming policy at resolving issues, but results remain unclear.
By country, Italy, Denmark and Ireland led the Index this reporting period, while Israel, Hong Kong and Norway declined most. From a sector perspective for the Index, Information Technology (IT), Industrials and Consumer Discretionary outperformed, advancing over 20%. Real Estate declined, and Communication Services and Consumer Staples lagged.
The Fund’s underperformance relative to the Index resulted from stock selection. Our longer-term Quality at a Reasonable Price discipline means that the Fund can lag somewhat within markets where investors are willing to overpay, in our view, for growth. Accordingly, our holdings within the three "hottest" sectors—Industrials, Financials, and Consumer Discretionary—lagged. Stock selection within Italy and France, and lack of exposure to Denmark also limited relative returns.
Individual detractors included Teleperformance and DSM-Firmenich. Teleperformance, a French customer service solutions business, reported soft earnings, which was compounded by a surprise acquisition and concerns over artificial intelligence-related disruption. DSM-Firmenich, a newly merged, Dutch listed, flavors and fragrances specialist, issued a profit warning during the reporting period as customers worked through existing inventories.
Our holdings outperformed within Communication Services, IT and Energy, and our sector allocation that resulted from bottom-up decision-making was another advantage. By country, a zero weighting to companies domiciled in Australia, a non-Index allocation to the U.S., and an overweight to Ireland versus the Index had the largest positive impacts.
Key contributors included Schlumberger and Novartis. Schlumberger, a U.S. listed global oil services specialist, reported strong results, exceeding analysts’ expectations. Novartis, the Swiss pharmaceutical giant, reported strong results and reiterated guidance.
As longer-term investors, we remain committed to our proven investment discipline. As such, we hold steady through short-term market swings whether they benefit or hinder relative performance. The Fund in our view is well diversified, and within an economic backdrop that remains somewhat uncertain, is built around what we believe to be quality businesses with resilient earnings streams.
We continue to develop and test new ideas that we believe can benefit in a period of higher inflation, higher interest rates, and higher nominal growth driven by increased capital investment aimed at the underinvestment of the recent past.
In our view, the current key challenge is striking a balance between what we believe to be quality defensive holdings, secular growth opportunities, and companies with business models that benefit from higher inflation and increased capital expenditure, while avoiding cyclical companies with excessive leverage. We believe the Fund remains well positioned for both the risks and opportunities we foresee ahead.
Sincerely,
Elias Cohen and Thomas Hogan
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS[14]
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	14.41%	3.73%	4.89%	3.70%
Institutional Class[17]	10/06/2006	14.68%	4.08%	5.26%	4.05%
Class A18	12/20/2007	14.34%	3.71%	4.88%	3.69%
Class C18	12/20/2007	13.49%	2.93%	4.10%	2.98%
Class R3[18]	05/27/2009	14.04%	3.45%	4.62%	3.47%
Class R6[19]	04/17/2017	14.90%	4.19%	5.19%	3.87%
With Sales Charge
Class A18		7.77%	2.48%	4.27%	3.33%
Class C18		12.49%	2.93%	4.10%	2.98%
Index
MSCI EAFE® Index (Net)[1,2]		17.92%	4.14%	4.93%	3.60%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.42%, 1.00%, 1.37%, 2.15%, 1.64% and 0.91% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.20%, 0.85%, 1.20%, 1.95%, 1.46% and 0.74% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Small Cap Fund Commentary (Unaudited)
Neuberger Berman International Small Cap Fund Institutional Class reported a total return of 8.63% for the fiscal year ended August 31, 2023 (the reporting period), trailing the 9.18% total return of its benchmark, the MSCI EAFE® Small Cap Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Global equity markets advanced this reporting period, as weakened global growth remained relatively steady. This dovetailed with a slowing in high global inflation rates to inject markets with optimism—both about the possibility of sidestepping a recession, and that the cycle of interest rate increases might be nearing an end. The Index trailed the larger-cap MSCI EAFE® Index (Net) and the U.S. S&P 500® Index and surpassed the MSCI Emerging Markets Index (Net).
The Financials, Consumer Discretionary and Information Technology sectors led the Index this reporting period, as banks benefited from rising interest rates, U.S. consumer spending remained resilient, and the acceleration of artificial intelligence spending drove a tech rally. Damaged by fears of the impact of higher interest rates, Real Estate declined. Defensive sectors Health Care and Communication Services also underperformed. By country, Ireland, Italy and Spain significantly outperformed, while Israel declined sharply, followed by New Zealand and Norway, which posted smaller losses.
Stock selection caused the Fund’s relative lag, as our holdings in Communication Services, Industrials and Consumer Discretionary underperformed peers. We faced a headwind as value stocks that didn’t meet our quality guidelines outperformed in these sectors. By country, holdings based in Japan, Denmark and the UK detracted.
Individual detractors included Restore, the UK’s leading business records management firm, which lowered its full year profit target while its CEO resigned, and Cellavision, a Swedish automated blood analysis equipment manufacturer, which saw margins decrease as its customers’ businesses slowed. We continue to own both stocks but have placed both under review.
The Fund benefited most from stock selection in and an underweight versus the Index to Real Estate, and stock selection in Materials. By country, Switzerland-based holdings, our zero allocation to Israel, which performed poorly, and an underweight to the lagging Australia market were additive to relative returns.
Key contributors to returns included Games Workshop, the British designer and manufacturer of fantasy games and miniatures, whose recent sales updates buoyed investor confidence about strong full year 2023 returns; and Interparfums, a French branded perfumes manufacturer, that published solid results for 2022, which we believe could continue through 2023 driven by existing and newly licensed products.
Looking forward, we believe spending in areas such as energy, automation and onshoring could continue to be supported by fiscal stimulus and foresee continued improvements across various global supply chains. But at the same time, we remain cautious about the impact of rapid and steep monetary tightening on the health of the overall global economy. We continue monitoring real-time economic indicators and company earnings for early data on economic direction—a possible "soft landing" or ongoing risk of recession.
Within this view, we continue to focus our research efforts on finding names with solid balance sheets, cash flows and end markets, whose prospects are driven by the strength of their own businesses, and that we believe are less synchronized to the overall economic cycle. We will continue to attempt to use any volatility to benefit the Fund as we make our investment decisions, and believe the Fund is positioned to continue to deliver solid risk-adjusted results, regardless of the immediate direction of the macro environment.
Sincerely,
David Bunan
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS[13]
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/08/2016	8.63%	2.50%	6.95%
Class A	12/08/2016	8.34%	2.17%	6.57%
Class C	12/08/2016	7.45%	1.38%	5.77%
Class R6	12/08/2016	8.72%	2.61%	7.05%
With Sales Charge
Class A		2.13%	0.97%	5.64%
Class C		6.45%	1.38%	5.77%
Index
MSCI EAFE® Small Cap Index (Net)[1,2]		9.18%	1.53%	5.48%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 10.11%, 10.47%, 11.24% and 10.00% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.07%, 1.42%, 2.18% and 0.97% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Intrinsic Value Fund Commentary (Unaudited)
Neuberger Berman Intrinsic Value Fund Institutional Class generated a 6.12% total return for the fiscal year ended August 31, 2023 (the reporting period), outperforming its benchmark, the Russell 2000® Value Index (the Index), which generated a 2.17% total return for the same period.  (Performance for all share classes is provided in the table immediately following this letter.)
During the reporting period, performance favored larger capitalization equities and growth stocks. Financials, value stocks and smaller companies continued to lag their counterparts. Our overweighting of technology and underinvestment in banks and REITs served us well. The regional banking crises and fears of recession undermined confidence in the banking sector while the upward move in interest rates worked against dividend paying REITs. On the flip side, enthusiasm for technology and growth equities was driven by investor sentiment around artificial intelligence (AI) applications like ChatGPT which many believe will usher in a new wave of innovation and growth.
Looking at our better performers, several companies held in the Fund’s portfolio that were well-positioned to benefit from popular themes stand out. Rambus benefited from the perception that AI applications will require faster processing. Clean energy drives demand for hydrogen and the need for a more efficient electrical grid, hence KBR performed well. The growing popularity of gaming, both online and in the casino, benefitted International Game Technology.
In spite of AI mania, not all technology companies held in the Fund’s portfolio performed well. Unisys has faced multiple challenges including new pension funding requirements. The macro environment has been difficult for Verint, and the company has experienced elongated sales cycles. In addition, our modest exposure to banks proved to be very detrimental.
Merger and acquisition activity was muted during the reporting period. Two portfolio companies were acquired and a third received competing acquisition offers. During the reporting period, we added eight new names and eliminated seven. For the last several quarters more of our activity has been rebalancing current holdings rather than adding new names or sector repositioning. With greater clarity on the economic outlook, we would have acted more decisively, however we feel most economists and investment strategists we’ve listened to in the last year may have been wrong. Economic growth continues to surprise to the upside, earnings have been more resilient than expected, and employment remains strong. The wild card is the outlook for inflation. Although we believe the worst may have passed, improvement from current levels to the U.S. Federal Reserve Board’s stated two percent target may prove elusive.
Looking ahead, we continue to engage with the boards and management teams of several portfolio companies that have yet to generate positive returns but are selling at material discounts to our intrinsic value1 estimates. We offer constructive advice around messaging with a particular focus on setting long-term financial targets and helping companies craft better explanations for situations that investors may view as complex or confusing. With Unisys, we have asked the company to provide longer-term insights into their very profitable mainframe software business and better explanations for their pension funding requirements. While we remain guardedly optimistic for the possibility of realizable returns from these efforts, more patience will be required.
While today’s challenges may be daunting, as we lurch between war, banking crises and inflation, there will be winners and losers and more often than not, we believe investors with patience and discipline will be rewarded for the risk and volatility they underwrite. We’re happy to see the Fund recover since our last annual report and are guardedly optimistic that, to us, many portfolio companies remain significantly undervalued. We look forward to our next communication and as always are deeply committed as we attempt to grow your investment with us at an attractive long-term rate.
Sincerely,
Benjamin H. Nahum, James F. McAree and Amit Solomon
Portfolio Co-Managers

1 Intrinsic value reflects the portfolio management team’s analysis and estimates of a company’s value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NINLX
Class A	NINAX
Class C	NINCX
Class R6	NRINX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	3.9%
Consumer Discretionary	7.4
Consumer Staples	1.9
Convertible Bonds	1.0
Energy	7.0
Financials	5.1
Health Care	10.9
Industrials	15.3
Information Technology	32.2
Materials	6.0
Real Estate	0.6
Utilities	3.8
Short-Term Investments	4.9
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[20]	05/10/2010	6.12%	6.72%	9.52%	10.70%
Class A20	05/10/2010	5.67%	6.32%	9.11%	10.50%
Class C20	05/10/2010	4.89%	5.53%	8.30%	10.08%
Class R6[4,20]	01/18/2019	6.25%	6.84%	9.58%	10.73%
With Sales Charge
Class A20		-0.40%	5.07%	8.47%	10.25%
Class C20		3.89%	5.53%	8.30%	10.08%
Index
Russell 2000® Value Index[1,2]		2.17%	3.18%	7.36%	8.10%
Russell 2000® Index[1,2]		4.65%	3.14%	7.96%	7.58%
*Performance data for the life of Fund for each Class prior to May 10, 2010 is that of the Fund’s predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 20 for more information.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.01%, 1.37%, 2.12% and 0.87% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios for each of Institutional Class, Class A and Class C includes each class’s repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Growth Fund* Commentary (Unaudited)
Neuberger Berman Large Cap Growth Fund (formerly Neuberger Berman Guardian Fund) Investor Class posted a 18.03% total return for the fiscal year ended August 31, 2023 (the reporting period), trailing the 21.94% total return of its benchmark, the Russell 1000® Growth Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
On September 30, 2022, the Fund began comparing its performance to the Index rather than the S&P 500® Index because the Index has characteristics that are more representative of the Fund’s investment strategy than its former index, the S&P 500 Index. From the close of September 30, 2022 (the effective date of the change) through the end of the reporting period, the Fund’s Investor Class returned 30.05%, underperforming the Index, which returned 35.07%. For the entire reporting period, the Fund’s Investor Class returned 18.03%, outperforming the prior benchmark, which returned 15.94% for the reporting period.
The overall U.S. equity market, as measured by the S&P 500 Index, generated strong results during the reporting period. Investor sentiment was buoyed by the resilient economy, corporate earnings that often exceeded expectations, moderating inflation, and hopes that the U.S. Federal Reserve Board (Fed) was nearing the end of its rate hike cycle. These factors offset concerns that interest rates may be "higher for longer," fears that Fed monetary tightening could push the economy into a recession, and numerous geopolitical issues. All told, the S&P 500 Index gained 15.94% during the reporting period. In contrast, the Index returned 21.94% over the same period.
Stock selection drove the Fund’s relative underperformance, whereas sector allocation was a modest headwind for returns over the reporting period. Looking at sector allocation, the Fund’s overweight to Utilities and underweight to Information Technology (IT) versus the Index were the largest detractors from results. Conversely, underweights to Consumer Discretionary and Industrials were the most beneficial for performance.
In terms of stock selection, holdings in the Health Care, Industrials and IT sectors were the largest negatives for results. Individual stocks that detracted from returns included wireless infrastructure company SBA Communications Corp. (sold during the reporting period), renewable energy firm NextEra Energy, Inc., and human capital management software company Paycor HCM, Inc. On the upside, stock selection in the Communication Services and Consumer Discretionary sectors were the most beneficial for returns. In terms of individual stocks, software company Microsoft Corp., semiconductors & semiconductor equipment company NVIDIA Corp., and Facebook parent company Meta Platforms, Inc. were the most additive for performance.
The U.S. economy remained on solid footing and thus far has staved off recessionary predictions despite several unforeseen and adverse events. In fact, we believe there is plenty of evidence that the economy is better than pundits expected. Notably, in our view consumer confidence is steadfast, fueled by rising wages and low unemployment. A confident consumer is a critical ingredient for a consumer-led economy. We also believe the soundness of private sector balance sheets, coupled with steady fiscal support for rebuilding our infrastructure, have put the economy in a better position to handle higher interest rates. However, many of the same economic concerns from last year persist. The Fed has raised its benchmark fed funds rate to the highest level in 22 years, and the lagged effect of rate rises on the economy remains uncertain. While consumer cash savings are still above pre-pandemic levels, they are quickly diminishing. Our positive long-term view is not without challenges as we move through 2023 and beyond.
 As always, we continue our efforts to best understand company and portfolio-specific factors, as we believe this environment is flush with a confluence of fiscal policy considerations, monetary policy stimulus, public health concerns, geopolitical uncertainty, commodity price volatility, inflation dynamics and sequencing question marks. As market dynamics change, we believe this can cause company market values to dislocate from their long-term potential values, creating a volatile environment with potential opportunities. We highlight these risks because the current environment, as always, necessitates a flexible approach in the complex global world in which we operate.

Sincerely,
Charles Kantor and Marc Regenbaum
Portfolio Managers
*As previously disclosed in a supplement to the Fund's prospectus, effective September 30, 2022, the name of Neuberger Berman Guardian
Fund changed to Neuberger Berman Large Cap Growth Fund.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX
Class R6	NGRDX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	12.6%
Consumer Discretionary	17.5
Consumer Staples	5.9
Energy	1.0
Financials	9.4
Health Care	8.8
Industrials	5.0
Information Technology	36.7
Materials	0.9
Utilities	1.7
Short-Term Investments	0.5
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	18.03%	13.35%	13.14%	11.36%
Trust Class[7]	08/03/1993	17.82%	13.13%	12.94%	11.29%
Advisor Class[8]	09/03/1996	17.30%	12.80%	12.61%	11.14%
Institutional Class[9]	05/27/2009	18.24%	13.53%	13.33%	11.40%
Class A10	05/27/2009	17.80%	13.10%	12.91%	11.32%
Class C10	05/27/2009	16.94%	12.27%	12.07%	11.15%
Class R3[21]	05/27/2009	17.48%	12.77%	12.59%	11.26%
Class R6[11]	03/29/2019	18.33%	13.55%	13.24%	11.37%
With Sales Charge
Class A10		11.01%	11.77%	12.24%	11.23%
Class C10		15.94%	12.27%	12.07%	11.15%
Index
Russell 1000® Growth Index*[1,2]		21.94%	13.81%	15.63%	N/A
S&P 500® Index[1,2]		15.94%	11.12%	12.81%	11.25%
* Effective September 30, 2022, the Fund began comparing its performance to the Russell 1000 Growth Index rather than the S&P 500 Index because the Russell 1000 Growth Index has characteristics that are more representative of the Fund's investment strategy than its former index, the S&P 500 Index.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.83%, 1.03%, 1.17%, 0.68%, 1.05%, 1.80%, 1.36% and 0.66% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class R3 includes the class’s repayment of expenses previously reimbursed and/or waived under the contractual expense limitation by NBIA. The expense ratio was 0.58% for Class R6 shares, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Growth Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.
* Effective September 30, 2022, the Fund began comparing its performance to the Russell 1000® Growth Index rather than the S&P 500® Index because the Russell 1000 Growth Index has characteristics that are more representative of the Fund’s investment strategy than its former index, the S&P 500 Index.

Large Cap Value Fund Commentary (Unaudited)
Neuberger Berman Large Cap Value Fund Investor Class generated a 5.56% total return for the fiscal year ended August 31, 2023 (the reporting period), versus the 8.59% total return of its benchmark, the Russell 1000® Value Index (the Index). (Performance for all share classes is provided in the table immediately following this letter.)
The overall U.S. equity market, as measured by the S&P 500® Index, generated strong results during the reporting period. Investor sentiment was buoyed by the resilient economy, corporate earnings that often exceeded expectations, moderating inflation, and hopes that the U.S. Federal Reserve Board (Fed) was nearing the end of its rate hike cycle. These factors offset concerns that interest rates may be "higher for longer," fears that Fed monetary tightening could push the economy into a recession, and numerous geopolitical issues. All told, the S&P 500 Index gained 15.94% during the reporting period. In contrast, large-cap value stocks, as measured by the Index, returned 8.59% over the same period.
The overall market’s ascent during the reporting period was led by large-cap growth stocks. In particular, a small number of mega-cap growth stocks, known as the "Magnificent 7," accounted for a disproportionate portion of the S&P 500’s gain. This was not isolated to just the core indices, but also impacted the Index, where a subset of those names were some of the top weights during much of the reporting period. The narrowness of the market’s rally favored cyclical sectors—driving their valuations sharply higher. In contrast, more defensive sectors, overall, were inexpensively valued from a historical perspective. We continue to be a disciplined value investor and have mostly avoided the Magnificent 7, several of which were very large weightings in our Index.
Against this backdrop, the Fund underperformed the Index during the reporting period, driven by both sector allocation and stock selection. From a sector allocation perspective, an overweight to Utilities and an underweight to Communication Services versus the Index were the largest detractors from returns. This was partially offset by the positive impact from an underweight to Real Estate and an overweight to Materials.
In terms of stock selection, the Materials, Financials, and Utilities sectors were the largest detractors from results. Individual stocks that negatively impacted performance included utilities DTE Energy Co. and NextEra Energy, Inc., and healthcare company Pfizer, Inc. In contrast, the Health Care, Consumer Staples and Communication Services sectors were the largest contributors to relative returns. Looking at individual stocks, financial services company JPMorgan Chase & Co., oil gas & consumable fuels firm Exxon Mobil Corp., and healthcare company Merck & Co., Inc. were the most additive for performance.
We continue to evaluate the implications of a weaker economy and remain cautious on our outlook, notably the outlook implied by weakening demand. As such, we have been assessing what is the appropriate risk for our holdings within the Fund and which stocks look most attractive given that backdrop. We continue to see a tougher environment for the remainder of this year and going into next year as prices have not reflected the potential for a weaker economy, in our opinion. We continue to be overweight in what we believe to be the less economically sensitive areas of the market in individual holdings that we find to be cheap on normalized earnings (sectors include Consumer Staples, Health Care and Utilities). We continue to be an active large-cap value manager, remaining disciplined and trying to position the portfolio in the best opportunities we see in the current environment.
Sincerely,
Eli M. Salzmann
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX
Class R6	NRLCX
Class E	NPNEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	2.5%
Consumer Discretionary	3.3
Consumer Staples	18.8
Energy	7.8
Financials	11.4
Health Care	22.0
Industrials	5.3
Information Technology	2.3
Materials	9.5
Utilities	14.6
Short-Term Investments	2.5
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[22]	5.56%	10.69%	10.93%	12.36%
Trust Class[7]	08/30/1993	5.35%	10.47%	10.72%	12.26%
Advisor Class[8]	08/16/1996	5.19%	10.30%	10.55%	12.12%
Institutional Class[9]	06/07/2006	5.72%	10.86%	11.11%	12.42%
Class A10	06/21/2010	5.32%	10.43%	10.68%	12.29%
Class C10	06/21/2010	4.54%	9.63%	9.87%	12.06%
Class R3[21]	06/21/2010	5.04%	10.14%	10.38%	12.21%
Class R6[11]	01/18/2019	5.79%	10.94%	11.05%	12.38%
Class E12	01/11/2022	6.32%	10.95%	11.06%	12.39%
With Sales Charge
Class A10		-0.74%	9.13%	10.03%	12.15%
Class C10		3.54%	9.63%	9.87%	12.06%
Index
Russell 1000® Value Index[1,2]		8.59%	7.11%	9.15%	N/A
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.76%, 0.96%, 1.11%, 0.61%, 0.99%, 1.73%, 1.24%, 0.51% and 0.46% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio for fiscal year 2022 was 0.04% for Class E shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary (Unaudited)
Neuberger Berman Mid Cap Growth Fund Investor Class generated a 4.41% total return for the fiscal year ended August 31, 2023 (the reporting period), trailing its benchmark, the Russell Midcap® Growth Index (the Index), which posted a 13.00% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
To say that the reporting period has been frustrating would be an understatement, as we were significantly challenged by a highly rotational market eager to discount the prevailing "wall of worry" and primarily driven by a small subset of sustained investment trends. Over the reporting period, the Fund was presented with a diverse mix of hurdles highlighted by: continued stubborn inflationary pressures; the actions and impact of a hawkish U.S. Federal Reserve Board (Fed) intent on curbing inflation and finally ending the "Great-Financial-Crisis" era of free money; the ramifications of ongoing geopolitical flashpoints; a sudden and significant crisis of confidence across our regional banking system; political gamesmanship around the debt ceiling and government funding; and the foreboding handwringing associated with one of the most anticipated and debated recessions in history, that hasn’t actually come to fruition.
From a fundamental standpoint, our companies delivered significantly more hits than misses over the reporting period, but unfortunately many of our winners weren’t rewarded as this market held previous leaders and laggards to starkly different expectations, ultimately resulting in an unfavorable imbalance between the Fund’s contributors and detractors. As such, positive stock selection within segments of our overweight allocation versus the Index to Information Technology couldn’t completely offset stock-specific issues, broad negative sentiment and/or the performance drag associated with names that we didn’t own across Energy, Consumer Discretionary, Financials and Communication Services.
Drilling down to our holdings, Arista Networks, Inc., which develops and markets client-to-cloud, data-driven networking platform solutions, was the leading contributor to returns as the company consistently exceeded top- and bottom-line expectations, raised their forward guidance and offered bullish commentary around the macro environment and robust demand related to artificial intelligence (AI). Enphase Energy, Inc., which designs, manufactures and markets micro-inverter and smart battery systems that, when paired with solar panels, turn sunlight into a scalable source of energy, was one of the leading detractors as a rising-rate environment began to weigh on forward expectations, resulting in mixed guidance for a market simply not inclined to overlook any issues with higher expectation investments. It was sold during the reporting period.
Looking ahead, we’re open to a range of possibilities even as we remain wary of the market’s current buoyancy and apparent dearth of adverse effects from the Fed’s aggressive efforts to elicit demand destruction in order to effectively curb inflation. The big question is whether this current "bull" rally is sustainable or if it has been more of a mirage, fueled by overly optimistic investor sentiment, AI-mania and, more recently, "fear-of-missing-out" flows, potentially obscuring economic deterioration. While we believe that we aren’t completely out of the woods yet, we acknowledge that the probability of the most severe recessionary scenarios is ebbing and, as a result, we’re cautiously embracing the potential sustainability of this market’s upward trajectory and resiliency. We will continue to leverage our highest conviction ideas, which have experienced their own valuation resets in 2023 despite continuing to execute. We will also seek out new opportunities primed for the prevailing positive sentiment and reduced recessionary angst, while maintaining our bias towards investments that we believe have sustainable business models, balance sheet strength and managements capable of consistent execution across varied and potentially unsettled environments.
Sincerely,
Chad Bruso and Trevor Moreno
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	5.0%
Consumer Discretionary	13.0
Consumer Staples	2.7
Energy	2.3
Financials	5.6
Health Care	18.0
Industrials	22.1
Information Technology	29.6
Real Estate	1.0
Short-Term Investments	0.7
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[14]
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[22]	4.41%	6.33%	9.82%	11.40%
Trust Class[7]	08/30/1993	4.28%	6.24%	9.74%	11.31%
Advisor Class[8]	09/03/1996	4.08%	5.99%	9.47%	11.10%
Institutional Class[9]	04/19/2007	4.55%	6.52%	10.02%	11.49%
Class A10	05/27/2009	4.21%	6.13%	9.62%	11.34%
Class C10	05/27/2009	3.47%	5.35%	8.80%	11.07%
Class R3[21]	05/27/2009	3.95%	5.86%	9.34%	11.25%
Class R6[11]	03/15/2013	4.68%	6.63%	10.13%	11.47%
With Sales Charge
Class A10		-1.78%	4.89%	8.97%	11.19%
Class C10		2.48%	5.35%	8.80%	11.07%
Index
Russell Midcap® Growth Index[1,2]		13.00%	7.95%	11.03%	N/A
Russell Midcap® Index[1,2]		8.38%	7.35%	10.04%	12.68%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.84%, 0.94%, 1.20%, 0.70%, 1.06%, 1.81%, 1.31% and 0.59% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)
Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 3.88% total return for the fiscal year ended August 31, 2023 (the reporting period), underperforming its benchmark, the Russell Midcap® Value Index (the Index), which returned 5.65% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
During the reporting period, our exposure to regional banks proved to be detrimental. The regional banking crisis and fears of recession undermined confidence in the banking sector, impacting a number of our financial holdings, including M&T Bank and BankUnited, which were sold during the reporting period. Companies with above average exposure to low-end consumer spending like The Children’s Place also lagged. Generally speaking, value stocks are perceived as more vulnerable to an economic slowdown than growth stocks. This historic divergence was further exaggerated by the enthusiasm around artificial intelligence applications like ChatGPT which many believe will usher in a new wave of innovation and growth.
Looking at our better performers during the reporting period, several companies held in the Fund’s portfolio that were well-positioned to benefit from popular themes stand out. Clean energy drives demand for hydrogen and the need for a more efficient electrical grid, hence KBR and Itron performed well. The growing popularity of gaming, both online and in the casino, benefitted International Game Technology.
During the reporting period, 14 portfolio companies entered into agreements to either divest significant assets or make synergistic acquisitions. We believe that these transactions are designed to enhance growth and if properly executed, will drive valuations higher. In addition, two companies were acquired but at a loss to our investment cost. New investments for the year totaled 13 and nine names were eliminated. Including trims and adds, we have rebalanced approximately 30% of the Fund.
We continue to engage with the boards and management teams of several portfolio companies that have yet to generate positive returns but are selling at material discounts to our estimates of their intrinsic value1. Generally speaking, we try to offer constructive advice around the company’s messaging with a particular focus on setting long-term financial targets and helping companies craft better explanations for situations that investors may view as complex or confusing. While we remain guardedly optimistic for the possibility of realizable returns from these efforts, more patience will be required.
Economic growth continues to surprise to the upside, earnings have been more resilient than expected, and employment remains strong. The wild card is the outlook for inflation. Although we believe the worst has passed, improvement from current levels to the U.S. Federal Reserve Board’s stated two percent target may prove elusive.
While today’s challenges may be daunting, as we lurch between war, banking crises and inflation there will be winners and losers and more often than not, we believe investors with patience and discipline will be rewarded for the risk and volatility they underwrite. While we are disappointed in our relative returns, we’re happy to see the Fund recover since our last annual report and are guardedly optimistic that, to us, many portfolio companies remain significantly undervalued. We look forward to our next communication and as always are deeply committed as we attempt to grow your investment with us at an attractive long-term rate.
Sincerely,
Michael C. Greene, Benjamin H. Nahum, James F. McAree, Amit Solomon and Rand W. Gesing
Portfolio Managers
1 Intrinsic value reflects the portfolio management team’s analysis and estimates of a company’s value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX
Class R6	NBMRX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	1.6%
Consumer Discretionary	10.4
Consumer Staples	6.7
Energy	8.9
Financials	9.8
Health Care	6.8
Industrials	22.1
Information Technology	17.7
Materials	4.6
Real Estate	1.9
Utilities	9.0
Short-Term Investments	0.5
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[14]
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	3.88%	2.40%	6.65%	8.18%
Trust Class[7]	06/10/1999	3.66%	2.22%	6.46%	8.07%
Institutional Class[9]	03/08/2010	4.00%	2.60%	6.88%	8.33%
Class A10	06/21/2010	3.65%	2.23%	6.50%	8.11%
Class C10	06/21/2010	2.85%	1.46%	5.70%	7.67%
Class R3[21]	06/21/2010	3.36%	1.98%	6.23%	7.96%
Class R6[11]	03/29/2019	4.11%	2.66%	6.79%	8.24%
With Sales Charge
Class A10		-2.31%	1.03%	5.87%	7.85%
Class C10		1.85%	1.46%	5.70%	7.67%
Index
Russell Midcap® Value Index[1,2]		5.65%	6.12%	8.93%	8.88%
Russell Midcap® Index[1,2]		8.38%	7.35%	10.04%	8.99%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.45%, 1.63%, 1.28%, 1.68%, 2.43%, 1.94% and 1.55% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 0.85%, 1.21%, 1.96%, 1.46% and 0.75% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Cap Opportunities Fund Commentary (Unaudited)
Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 12.81% total return for the fiscal year ended August 31, 2023 (the reporting period), trailing the 15.94% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The U.S. economy continues to demonstrate resiliency, highlighted by positive GDP growth and a robust labor market. Investor sentiment for U.S. equities has been supported by an improvement in the outlook for global growth, better-than-expected earnings results and moderating inflation. The U.S. equity market in 2023 has been driven by the disproportionate outperformance of large-cap growth, and technology-oriented stocks, leading to a significant concentration of market returns. With investors focused on these segments, many other areas of the market may have been overlooked. We believe this is creating the opportunity to identify differentiated, idiosyncratic investments across the market capitalization and style spectrum.
Strong stock selection within the Consumer Discretionary, Consumer Staples, Financials, Health Care, and Materials sectors benefitted relative performance. Relative performance was negatively impacted by portfolio positioning, primarily due to being underweight the Information Technology (IT) sector versus the Index. Stock selection in the Communication Services and Industrials sectors also detracted. The Fund benefitted from underweight positions to the Health Care and Utilities sectors, and by having no exposure to the Real Estate sector. The Fund ended the reporting period with overweight positions in Financials, Industrials, and Materials, underweight positions to Health Care and IT, and no exposure to Real Estate.
Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic, and Classic. Special Situation investments have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the Fund. We continue to find investment opportunities across each investment category that we believe have attractive risk/return profiles.
We continue to apply our disciplined fundamental research to seek to identify companies we believe have high quality business models with attractive free cash flow characteristics trading at compelling valuations. We believe our investment strategy has the ability to effectively navigate the dynamic market environment and create long-term value for clients. Thus far in 2023, equity market returns have been predominantly driven by outsized performance by select Large-Cap growth and technology-oriented companies. This is creating opportunity. We believe our flexible approach is poised to capitalize on idiosyncratic investment opportunities across market-capitalizations, sectors, industries, and investment styles. In our view, select businesses within the portfolio are differentiating themselves with company-specific solutions in response to supply-chain constraints, inflationary pressures, higher interest rates, and ongoing shifts in consumer behavior. We believe our disciplined free cash flow focused approach, understanding of capital structures, and valuation discipline provides a potential benefit in the current environment. The depth of our "Storehouse of Knowledge" remains robust. We believe the Fund is well positioned to benefit from an increasing investor focus on company fundamentals.
As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients’ assets through the disciplined application of our investment philosophy and process.
Sincerely,
Richard S. Nackenson
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX
Class E	NMUEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	9.6%
Consumer Discretionary	14.5
Consumer Staples	9.2
Energy	1.4
Financials	19.4
Health Care	7.3
Industrials	14.9
Information Technology	13.1
Materials	8.7
Utilities	0.8
Short-Term Investments	1.1
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[23]	12/21/2009	12.81%	8.27%	10.84%	9.14%
Class A23	12/21/2009	12.37%	7.88%	10.43%	8.82%
Class C23	12/21/2009	11.63%	7.09%	9.62%	8.17%
Class E23	01/11/2022	13.70%	8.54%	10.97%	9.22%
With Sales Charge
Class A23		5.95%	6.60%	9.78%	8.44%
Class C23		10.77%	7.09%	9.62%	8.17%
Index
S&P 500® Index[1,2]		15.94%	11.12%	12.81%	9.52%
*The performance data for the life of Fund for each class includes the performance of the Fund’s oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 23 for information about the effects of the different fees paid by each class.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.82%, 1.19%, 1.94% and 0.69% for Institutional Class, Class A, Class C and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio for fiscal year 2022 was 0.10% for Class E after expense reimbursements and/or fee waivers.  The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary (Unaudited)
Neuberger Berman Real Estate Fund Trust Class generated a -10.02% total return for the fiscal year ended August 31, 2023 (the reporting period), underperforming the -7.71% total return of its benchmark, the FTSE Nareit All Equity REITs Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The U.S. equity market, as measured by the S&P 500® Index, generated strong results, with a 15.94% total return led by mega-cap growth stocks, buoyed by excess liquidity, flows and optimism around artificial intelligence and its implications. However, this is against a backdrop where investor sentiment continues to be challenged by sticky inflation and aggressive U.S. Federal Reserve Board (Fed) hikes. The U.S. credit rating was downgraded by Fitch Ratings in early August, citing fiscal deterioration and a growing general government debt burden. Comparatively, real estate investment trusts (REITs), as measured by the Index, experienced a 7.71% decline, underperforming the S&P 500 Index by almost 24%.
The Fund underperformed the Index on a relative basis during the reporting period. Sector positioning, overall, detracted from performance. In particular, the Fund’s underweight to Data Centers versus the Index and an overweight to Infrastructure REITs were among the bigger detectors for relative returns. Conversely, underweights to Office and Diversified were the most beneficial for relative performance.
Stock selection also detracted from relative performance. Among those sectors contributing the most to relative results were Specialty and Office. In terms of individual holdings, Prologis, Inc., Equinix, Inc. and Iron Mountain, Inc. were the top contributors. On the downside, holdings within the Data Centers, Shopping Centers and Free Standing sectors were the largest detractors from relative performance. Individual holdings that detracted the most from results included Crown Castle, Inc, American Tower Corp. and Extra Space Storage, Inc.
We head into fall with continuing concerns related to an uncertain macro-economic backdrop, which is still weighed down by higher interest rates, slower economic growth and lack of liquidity in transaction markets and private investment vehicles. However, the banking sector stress, lower commodity prices and a slowing labor market could provide support for the view that inflation levels may have peaked. The broader commercial real estate sector has been viewed with caution as the failures of regional banks and subsequent tighter lending standards have increased concern that U.S. regional banks’ ability to lend to the sector is likely impaired. The effect on the listed REITs market is not expected to be pronounced as we believe such REITs own mainly high-quality assets, generally maintain strong balance sheets, and tend to use the larger banks. However, we believe REITs continue to be weighed down by negative news headlines that suggest otherwise. Recent real estate financing deals and a few sizable acquisitions may signal that the transaction markets continue to thaw, which could be a catalyst to improve investor sentiment. While we believe the macro backdrop could continue to weigh on stocks, a near-term end to the Fed tightening cycle and attractive relative valuations versus the broader market could, in our view, support the REIT market later this year and into 2024. We will continue to focus on select companies that we believe have better fundamentals, diverse demand drivers and strong balance sheets that can withstand increased market volatility.
Sincerely,
Steve Shigekawa and Brian C. Jones
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX
Class E	NREEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Apartments	10.1%
Data Centers	4.7
Free Standing	5.1
Health Care	9.3
Industrial	10.3
Infrastructure	16.3
Manufactured Homes	4.6
Office	2.6
Regional Malls	3.8
Self Storage	9.9
Shopping Centers	5.9
Single Family Homes	4.4
Specialty	8.0
Timber	3.2
Short-Term Investments	1.8
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[14]
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	-10.02%	4.56%	7.06%	9.37%
Institutional Class[17]	06/04/2008	-9.81%	4.76%	7.27%	9.52%
Class A18	06/21/2010	-10.18%	4.38%	6.88%	9.25%
Class C18	06/21/2010	-10.84%	3.60%	6.08%	8.75%
Class R3[18]	06/21/2010	-10.37%	4.13%	6.62%	9.08%
Class R6[19]	03/15/2013	-9.76%	4.85%	7.36%	9.52%
Class E24	01/11/2022	-9.10%	4.89%	7.23%	9.45%
With Sales Charge
Class A18		-15.33%	3.16%	6.25%	8.95%
Class C18		-11.63%	3.60%	6.08%	8.75%
Index
FTSE Nareit All Equity REITs Index[1,2]		-7.71%	3.79%	7.31%	8.62%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.37%, 1.01%, 1.38%, 2.14%, 1.64%, 0.92% and 0.88% for Trust Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively. The expense ratios were 0.85%, 1.21%, 1.96%, 1.46%, 0.75% and 0.08% for Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Trust Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary (Unaudited)
Neuberger Berman Small Cap Growth Fund Investor Class posted a 1.45% total return for the fiscal year ended August 31, 2023 (the reporting period), trailing its benchmark, the Russell 2000® Growth Index (the Index), which returned 6.78% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
To say that the reporting period has been frustrating would be an understatement, as we were significantly challenged by a highly rotational market eager to discount the prevailing "wall of worry" and primarily driven by a small subset of sustained investment trends. Over the period, the Fund was presented with a diverse mix of hurdles highlighted by: continued stubborn inflationary pressures; the actions and impact of a hawkish U.S. Federal Reserve Board (Fed) intent on curbing inflation and finally ending the "Great-Financial-Crisis" era of free money; the ramifications of ongoing geopolitical flashpoints; a sudden and significant crisis of confidence across our regional banking system; political gamesmanship around the debt ceiling and government funding; and the foreboding handwringing associated with one of the most anticipated and debated recessions in history, that hasn’t actually come to fruition.
From a fundamental standpoint, our companies delivered significantly more hits than misses over the reporting period, but unfortunately many of our winners weren’t rewarded as this market held previous leaders and laggards to starkly different expectations, ultimately resulting in an unfavorable imbalance between the Fund’s contributors and detractors. As such, positive stock selection within our allocation to Industrials and Financials couldn’t offset stock-specific issues, broad negative sentiment and/or the performance drag associated with names that we didn’t own across Health Care, Energy, Information Technology and Consumer Discretionary.
Drilling down to our holdings, Manhattan Associates, which develops and markets cloud-based and on-premise supply chain, warehouse management and omnichannel commerce solutions to unite information across an enterprise and increase execution efficiency, was the leading contributor to returns as the company continued to strongly exceed earnings expectations and deliver confidence-boosting longer-term guidance. R1 RCM, Inc., which provides revenue-cycle management tools and advisory services to healthcare providers, was the leading detractor to returns as continued lagging patient participation and utilization trends resulted in fourth quarter 2022 results that fell short of already lowered expectations. Given the lack of visibility into 2023 and our waning confidence in management, we exited our position during the reporting period.
Looking ahead, we’re open to a range of possibilities even as we remain wary of the market’s current buoyancy and apparent dearth of adverse effects from the Fed’s aggressive efforts to elicit demand destruction in order to effectively curb inflation. The big question is whether this current "bull" rally is sustainable or if it has been more of a mirage, fueled by overly optimistic investor sentiment, artificial intelligence-mania and, more recently, "fear-of-missing-out" flows, potentially obscuring economic deterioration.  While we believe that we aren’t completely out of the woods yet, we acknowledge that the probability of the most severe recessionary scenarios is ebbing and, as a result, we’re cautiously embracing the potential sustainability of this market’s upward trajectory and resiliency. We will continue to leverage our highest conviction ideas, which have experienced their own valuation resets in 2023 despite continuing to execute. We will also seek out new opportunities primed for the prevailing positive sentiment and reduced recessionary angst, while maintaining our bias towards investments that we believe have sustainable business models, balance sheet strength and managements capable of consistent execution across varied and potentially unsettled environments.
Sincerely,
Chad Bruso and Trevor Moreno
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX
Class R6	NSRSX

SECTOR ALLOCATION
(as a % of Total Investments*)
Consumer Discretionary	10.7%
Consumer Staples	3.9
Energy	3.2
Financials	6.7
Health Care	22.4
Industrials	20.6
Information Technology	28.1
Materials	2.4
Short-Term Investments	2.0
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	1.45%	5.90%	10.30%	9.19%
Trust Class[7]	11/03/1998	1.22%	5.72%	10.11%	9.03%
Advisor Class[8]	05/03/2002	1.09%	5.56%	9.95%	8.91%
Institutional Class[9]	04/01/2008	1.58%	6.11%	10.58%	9.36%
Class A10	05/27/2009	1.22%	5.73%	10.18%	9.11%
Class C10	05/27/2009	0.45%	4.94%	9.36%	8.64%
Class R3[21]	05/27/2009	0.98%	5.47%	9.91%	8.96%
Class R6[11]	09/07/2018	1.68%	6.22%	10.46%	9.25%
With Sales Charge
Class A10		-4.61%	4.49%	9.53%	8.85%
Class C10		-0.55%	4.94%	9.36%	8.64%
Index
Russell 2000® Growth Index[1,2]		6.78%	2.46%	8.17%	7.62%
Russell 2000® Index[1,2]		4.65%	3.14%	7.96%	8.43%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.33%, 1.49%, 1.64%, 1.13%, 1.53%, 2.25%, 1.78% and 1.06% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.31%, 1.41%, 1.61%, 0.91%, 1.27%, 2.02%, 1.52% and 0.81% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Sustainable Equity Fund Commentary (Unaudited)
Neuberger Berman Sustainable Equity Fund Investor Class reported a total return of 14.74% for the fiscal year ended August 31, 2023 (the reporting period), trailing the 15.94% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Equity markets rallied this reporting period. From a macro perspective, investor sentiment improved as inflation began showing signs of slowing; and as steady economic data lessened fears that rapid, steep central bank tightening combined with weak economic growth would result in recession.
As investors became more sanguine about risk, defensive sectors within the Index like Utilities lost value, while speculation drove growth sector rallies. This was particularly evident in Information Technology (IT), which more than doubled Index returns, fueled by interest in artificial intelligence (AI) and related advanced semiconductors.
During calendar year 2022’s indiscriminate selloff, we had selectively added large high quality tech names, reducing our IT underweight. We invested in companies with visible cash flows, deep economic and business moats, healthy balance sheets with pricing power, robust stakeholder relationships, and leadership in diversity, management skill and tenure, and operational efficiency. We were optimistic about what these holdings were positioned to deliver over time. However, our remaining underweight (and an unwillingness to overpay as prices surged) meant our IT holdings lagged the Index. We also underperformed within Health Care this reporting period, but outperformance within Financials, Real Estate and Consumer Discretionary largely backfilled these gaps.
Our top contributors during the reporting period were large tech-oriented names: Microsoft Corp., Amazon.com, Inc., and Alphabet, Inc., each with exposure to AI in addition to their strong primary businesses. Amazon.com, Inc. has also been investing in proprietary chip-making technology.
Weaker names in the Fund included Aptiv PLC, Comcast Corp., and Zebra Technologies Corp. Aptiv PLC and Comcast Corp. were sold during the reporting period in light of cyclical and secular end customer demand challenges. Zebra Technologies Corp. stock has been challenged as the current business is being compared against elevated levels of business during the pandemic.
Looking ahead, we will continue following economic and company-specific data closely as the year progresses. While sentiment has improved given better-than-expected U.S. economic data and the fact that a feared decline in second quarter earnings did not materialize, the yield curve remains inverted, which in the past has predicted recession.
As macro-aware, bottom-up fundamental investors, we believe economic and market cycles create opportunities for disciplined investors. We also believe an uncertain macroeconomic environment provides opportunities for strong, well-managed businesses to improve their competitive positioning and build long-term value.
We are pleased with the strength and structure of the current portfolio, and through our core/blend style box investing, we will continue to use any market disruption to invest in what we believe to be quality growth and asset-rich value businesses at attractive valuations. We believe this approach continues to position the portfolio to deliver strong performance over full market cycles, with lower risk than the benchmark.
Finally, we will also remain engaged with portfolio companies and prospects on Environmental, Social and Governance measures, both in our meetings and through our voting power, as we believe leadership in these areas is a key to advantaged long-term performance.
We look forward to continuing to serve your investment needs.
Sincerely,

Daniel P. Hanson
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Sustainable Equity Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	7.5%
Consumer Discretionary	11.2
Consumer Staples	3.9
Energy	1.8
Financials	23.2
Health Care	15.0
Industrials	10.7
Information Technology	22.7
Materials	1.9
Utilities	1.8
Short-Term Investments	0.3
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[14]
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	14.74%	8.51%	10.53%	9.41%
Trust Class[7]	03/03/1997	14.49%	8.32%	10.34%	9.23%
Institutional Class[9]	11/28/2007	14.92%	8.70%	10.73%	9.51%
Class A10	05/27/2009	14.49%	8.30%	10.32%	9.31%
Class C10	05/27/2009	13.64%	7.49%	9.50%	8.91%
Class R3[21]	05/27/2009	14.22%	8.03%	10.05%	9.18%
Class R6[11]	03/15/2013	15.03%	8.81%	10.83%	9.51%
With Sales Charge
Class A10		7.91%	7.02%	9.67%	9.09%
Class C10		12.64%	7.49%	9.50%	8.91%
Index
S&P 500® Index[1,2]		15.94%	11.12%	12.81%	10.06%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.85%, 1.03%, 0.68%, 1.05%, 1.80%, 1.30% and 0.58% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Sustainable Equity Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

U.S. Equity Impact Fund Commentary (Unaudited)
Neuberger Berman U.S. Equity Impact Fund Institutional Class generated a 13.72% total return for the fiscal year ended August 31, 2023 (the reporting period) versus a 14.76% total return of its benchmark, the Russell 3000® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The U.S. economy has proven to be resilient, highlighted by positive GDP growth and a strong labor market. Investor sentiment for U.S. equities has been supported by an improvement in the outlook for global growth, better-than-expected earnings results, moderating inflation, and the prospect of stabilizing interest rates. Disproportionate outperformance of large-cap growth, and technology-oriented stocks has led to significant market concentration in 2023. We believe the opportunity for Impact investing1 remains attractive due to the strong demand for products and services which have the potential to generate significant positive outcomes for people and the planet.
For the reporting period, superior stock selection benefitted relative performance, while portfolio positioning detracted. Stock selection within the Consumer Staples and Health Care sectors was notably strong and benefitted relative performance. The primary detractor from relative performance during the period was the Fund’s underexposure to large-cap growth and technology-oriented areas of the market, which have driven the majority of Index performance in 2023. Many of these large-cap technology stocks do not meet the impact criteria against which the Fund is managed. Relative performance was also negatively impacted by an overweight to Utilities versus the Index. The Fund benefitted from an underweight position to Financials and by having no exposure to Real Estate. The Fund ended the reporting period with overweight positions relative to the Index in the Health Care, Industrials, and Materials sectors and underweights to the Financials and Information Technology sectors. The Fund had no exposure to the Communication Services, Energy, or Real Estate sectors at the end of the reporting period.
Impact investing offers the unique potential to support measurable progress against real-world environmental and social challenges while seeking market rate returns. This approach invests in companies with products or services that have the potential to deliver significantly positive outcomes for people and the planet, while reporting and measuring the tangible contributions that portfolio companies make. Our proprietary quantitative and qualitative impact analysis requires a deep understanding of the product outcomes for customers, which is a lens that adds insight to our fundamental investment process. Positive and negative impacts associated with the products and services of each major business line of a company are assessed.
A company’s contribution to specific positive outcomes is evaluated with reference to the United Nations Sustainable Development Goals (SDGs). We believe companies delivering products and services with the potential to contribute measurable progress towards achieving the SDGs have the potential for outsized growth and returns as these goals become spending priorities for such companies. We believe the potential for significant incremental capital expenditure deployed to achieve the SDGs, along with an increasing investor focus on company fundamentals, is creating an attractive environment for the Fund. As equity markets continue to adapt to a more moderate set of expectations for economic growth and higher interest rates, we believe our investment strategy has the ability to effectively navigate the dynamic market environment and create long-term value for clients. We believe our flexible approach is poised to capitalize on idiosyncratic investment opportunities across market capitalizations, sectors, industries, and investment styles and allows investors to achieve both their impact and financial objectives.
Sincerely,
Richard S. Nackenson and Jonathan Bailey
Portfolio Managers
1 Impact investing is the investment in a portfolio of companies whose products and services the portfolio managers believe have the potential to deliver positive social and environmental outcomes.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Impact Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NEQIX
Class A	NEQAX
Class C	NEQCX

SECTOR ALLOCATION
(as a % of Total Investments*)
Consumer Discretionary	3.1%
Consumer Staples	7.2
Financials	0.7
Health Care	23.6
Industrials	29.6
Information Technology	16.4
Materials	10.5
Utilities	6.2
Short-Term Investments	2.7
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 08/31/2023
		1 Year	Life of Fund
At NAV
Institutional Class	03/23/2021	13.72%	0.30%
Class A	03/23/2021	13.36%	-0.07%
Class C	03/23/2021	12.51%	-0.80%
With Sales Charge
Class A		6.81%	-2.47%
Class C		11.51%	-0.80%
Index
Russell 3000® Index[1,2]		14.76%	5.18%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 5.27%, 5.77% and 6.77% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for fiscal year 2022 were 0.91%, 1.27%, and 2.02% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended August 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Impact Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1
Please see "Glossary of Indices" on page 72 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
3
The performance information for Class R3 prior to the class’s inception date is that of the Fund’s
Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional
Class has lower expenses and typically higher returns than Class R3.

4
The performance information for Class R6 prior to the class’s inception date is that of the Fund’s
Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

5
The performance information for Institutional Class, Class A, Class C, Class R3 and Class E prior to June 9,
2008 is that of the Fund’s Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9,
2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class and Class E. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 and Class E from June 9, 2008, to the respective class’s inception date is that of the Fund’s Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3. The Institutional Class has higher expenses and typically lower returns than Class E.

6
Neuberger Berman Focus Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of
April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment
Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

7
The performance information for the Trust Class prior to the class’s inception date is that of the Fund’s
Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

8
The performance information for the Advisor Class prior to the class’s inception date is that of the Fund’s
Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

Endnotes (Unaudited)  (cont’d)
9
The performance information for the Institutional Class prior to the class’s inception date is that of the
Fund’s Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

10
The performance information for Class A and Class C prior to the classes’ inception date is that of the
Fund’s Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

11
The performance information for Class R6 prior to the class’s inception date is that of the Fund’s Investor
Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

12
The performance information for Class E prior to the class’s inception date is that of the Fund’s Investor
Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class E.

13
Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund and Neuberger
Berman International Small Cap Fund are each relatively small. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

14
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

15
The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes’
inception date is that of the Fund’s Institutional Class. The performance information for the Institutional
Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as
Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A,
Class C, Investor Class, and Trust Class.

16
The performance information for Class E prior to the class’s inception date is that of the Fund’s Institutional
Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class E.

17
The performance information for the Institutional Class prior to the class’s inception date is that of the
Fund’s Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

18
The performance information for Class A, Class C and Class R3 prior to the classes’ respective inception dates is that of the Fund’s Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

Endnotes (Unaudited)  (cont’d)
19
The performance information for Class R6 prior to the class’s inception date is that of the Fund’s Trust Class.
The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than
Class R6.

20
The performance information for Institutional Class, Class A and Class C prior to the classes’ inception date is that of the Fund’s predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership
("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund’s Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the
"Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject.
Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940
Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the
Fund. The performance for Class R6 from May 10, 2010 to January 18, 2019 includes the performance of the Fund’s Institutional Class, and prior to May 10, 2010 includes the performance of the Predecessors, as noted above.

21
The performance information for Class R3 prior to the class’s inception date is that of the Fund’s Investor
Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

22	This date reflects when NBIA first became the investment manager to the Fund.
23
Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A, Class C and Class E prior to
December 21, 2009 is that of the Fund’s Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2,
2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). NBIA had previously capped Trust
Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class. The Trust Class had higher expenses and typically lower returns than Class E. The performance information for Class E from December 14, 2009, to the class’s inception date is that of the Fund’s Institutional Class. The performance information for the
Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has higher expenses and typically lower returns than Class E.

24
The performance information for Class E prior to the class’s inception date is that of the Fund’s Trust Class.
The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than
Class E.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

FTSE EPRA Nareit Developed Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

FTSE Nareit All Equity REITs Index:
The index is a free-float adjusted, market capitalization-weighted index that tracks the performance of all tax-qualified equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, or NASDAQ. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong
Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The emerging market country indexes included are: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait,
Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa,
Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from
June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Effective after the close on March 9, 2022, MSCI reclassified MSCI Russia Indexes from Emerging Markets to Standalone Markets status. At that time, all Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian
ADRs/GDRs constituents. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI China All Shares Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of China share classes listed in
Hong Kong, Shanghai, Shenzhen and outside of China. It covers the integrated MSCI
China equity universe comprising A-shares, B-shares, H-shares, Red chips, P-chips and foreign listings listed outside China or Hong Kong (e.g. ADRs). A-shares are incorporated in China and trade on the Shanghai and Shenzhen exchanges; they are quoted in local renminbi and entail foreign investment regulations (QFII). B-shares are incorporated in China, and trade on the Shanghai and Shenzhen exchanges; they are quoted in foreign currencies (Shanghai USD, Shenzhen HKD) and are open to foreign investors. H-shares are incorporated in China and trade on the Hong Kong exchange and other foreign exchanges. Red chips and P-chips are incorporated outside of China and trade on the Hong Kong exchange. Red chips are usually controlled by the state or a province or municipality. P-chips are non state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (Unaudited) (cont’d)
MSCI EAFE® Index (Net) (Europe, Australasia, Far East):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand,
Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 24 emerging market country indexes: Brazil, Chile, China,
Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea,
Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South
Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Effective after the close on March 9,
2022, MSCI reclassified MSCI Russia Indexes from Emerging Markets to Standalone
Markets status. At that time, all Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and
Russian ADRs/GDRs constituents. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE® Small Cap Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark,
Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the
United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Growth Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 1000® Value Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Glossary of Indices (Unaudited) (cont’d)
Russell 2000® Growth Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Value Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 3000® Index:
The index is a float-adjusted, market-capitalization-weighted equity index that measures the performance of the 3,000 largest U.S. public companies based on total market capitalization which represent about 98% of all U.S incorporated equity securities. The index is rebalanced annually in June.

Russell Midcap® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:
The index is a float-adjusted, market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2023 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During the Period(1) 3/1/23 – 8/31/23	Expense Ratio	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During the Period(2) 3/1/23 – 8/31/23	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$1,069.90	$3.60	0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$1,068.50	$5.47	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$1,064.40	$9.37	1.80%	$1,000.00	$1,016.13	$9.15	1.80%
Class R6	$1,000.00	$1,071.00	$3.08	0.59%	$1,000.00	$1,022.23	$3.01	0.59%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,007.10	$6.48	1.28%	$1,000.00	$1,018.75	$6.51	1.28%
Class A	$1,000.00	$1,005.90	$7.74	1.53%	$1,000.00	$1,017.49	$7.78	1.53%
Class C	$1,000.00	$1,001.80	$11.50	2.28%	$1,000.00	$1,013.71	$11.57	2.28%
Class R3	$1,000.00	$1,004.10	$9.80	1.94%	$1,000.00	$1,015.43	$9.86	1.94%
Class R6	$1,000.00	$1,007.70	$5.97	1.18%	$1,000.00	$1,019.26	$6.01	1.18%
Equity Income Fund
Institutional Class	$1,000.00	$1,021.90	$3.67	0.72%	$1,000.00	$1,021.58	$3.67	0.72%
Class A	$1,000.00	$1,020.10	$5.55	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$1,015.40	$9.30	1.83%	$1,000.00	$1,015.98	$9.30	1.83%
Class R3	$1,000.00	$1,018.00	$6.97	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Class E	$1,000.00	$1,025.40	$0.31	0.06%	$1,000.00	$1,024.90	$0.31	0.06%
Focus Fund
Investor Class	$1,000.00	$1,085.70	$4.73	0.90%	$1,000.00	$1,020.67	$4.58	0.90%
Trust Class	$1,000.00	$1,084.30	$5.78	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Advisor Class	$1,000.00	$1,083.90	$6.20	1.18%	$1,000.00	$1,019.26	$6.01	1.18%
Institutional Class	$1,000.00	$1,085.90	$3.94	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Class A	$1,000.00	$1,084.50	$5.83	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$1,080.30	$9.75	1.86%	$1,000.00	$1,015.83	$9.45	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,039.90	$5.09	0.99%	$1,000.00	$1,020.21	$5.04	0.99%
Trust Class	$1,000.00	$1,039.30	$5.60	1.09%	$1,000.00	$1,019.71	$5.55	1.09%
Advisor Class	$1,000.00	$1,038.20	$6.88	1.34%	$1,000.00	$1,018.45	$6.82	1.34%
Institutional Class	$1,000.00	$1,040.80	$4.32	0.84%	$1,000.00	$1,020.97	$4.28	0.84%
Class R6	$1,000.00	$1,041.40	$3.81	0.74%	$1,000.00	$1,021.48	$3.77	0.74%
Class E	$1,000.00	$1,044.90	$0.10	0.02%	$1,000.00	$1,025.10	$0.10	0.02%
Global Real Estate Fund
Institutional Class	$1,000.00	$957.00	$5.23	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Greater China Equity Fund
Institutional Class	$1,000.00	$827.20	$6.95	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
International Equity Fund
Investor Class	$1,000.00	$1,040.30	$5.40	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Trust Class	$1,000.00	$1,040.30	$5.76	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Institutional Class	$1,000.00	$1,042.00	$4.43	0.86%	$1,000.00	$1,020.87	$4.38	0.86%
Class A	$1,000.00	$1,039.30	$6.27	1.22%	$1,000.00	$1,019.06	$6.21	1.22%
Class C	$1,000.00	$1,035.50	$10.16	1.98%	$1,000.00	$1,015.22	$10.06	1.98%
Class R6	$1,000.00	$1,041.90	$3.91	0.76%	$1,000.00	$1,021.37	$3.87	0.76%
Class E	$1,000.00	$1,046.10	$0.31	0.06%	$1,000.00	$1,024.90	$0.31	0.06%

Expense Example (Unaudited)  (cont’d)
Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During the Period(1) 3/1/23 – 8/31/23	Expense Ratio	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During the Period(2) 3/1/23 – 8/31/23	Expense Ratio
International Select Fund
Trust Class	$1,000.00	$1,041.20	$5.97	1.16%	$1,000.00	$1,019.36	$5.90	1.16%
Institutional Class	$1,000.00	$1,043.00	$4.17	0.81%	$1,000.00	$1,021.12	$4.13	0.81%
Class A	$1,000.00	$1,040.80	$6.02	1.17%	$1,000.00	$1,019.31	$5.96	1.17%
Class C	$1,000.00	$1,037.60	$9.86	1.92%	$1,000.00	$1,015.53	$9.75	1.92%
Class R3	$1,000.00	$1,040.40	$7.30	1.42%	$1,000.00	$1,018.05	$7.22	1.42%
Class R6	$1,000.00	$1,043.90	$3.66	0.71%	$1,000.00	$1,021.63	$3.62	0.71%
International Small Cap Fund
Institutional Class	$1,000.00	$995.20	$5.28	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class A	$1,000.00	$993.60	$7.09	1.41%	$1,000.00	$1,018.10	$7.17	1.41%
Class C	$1,000.00	$990.00	$10.83	2.16%	$1,000.00	$1,014.32	$10.97	2.16%
Class R6	$1,000.00	$995.20	$4.78	0.95%	$1,000.00	$1,020.42	$4.84	0.95%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,000.00	$4.74	0.94%	$1,000.00	$1,020.47	$4.79	0.94%
Class A	$1,000.00	$997.90	$6.65	1.32%	$1,000.00	$1,018.55	$6.72	1.32%
Class C	$1,000.00	$994.00	$10.45	2.08%	$1,000.00	$1,014.72	$10.56	2.08%
Class R6	$1,000.00	$1,001.00	$4.24	0.84%	$1,000.00	$1,020.97	$4.28	0.84%
Large Cap Growth Fund
Investor Class	$1,000.00	$1,201.30	$4.55(3)	0.82%	$1,000.00	$1,021.07	$4.18(3)	0.82%
Trust Class	$1,000.00	$1,200.30	$5.66(3)	1.02%	$1,000.00	$1,020.06	$5.19(3)	1.02%
Advisor Class	$1,000.00	$1,200.70	$4.83(3)	0.87%	$1,000.00	$1,020.82	$4.43(3)	0.87%
Institutional Class	$1,000.00	$1,202.30	$3.72(3)	0.67%	$1,000.00	$1,021.83	$3.41(3)	0.67%
Class A	$1,000.00	$1,200.20	$5.77(3)	1.04%	$1,000.00	$1,019.96	$5.30(3)	1.04%
Class C	$1,000.00	$1,195.10	$9.85(3)	1.78%	$1,000.00	$1,016.23	$9.05(3)	1.78%
Class R3	$1,000.00	$1,197.80	$7.59(3)	1.37%	$1,000.00	$1,018.30	$6.97(3)	1.37%
Class R6	$1,000.00	$1,202.60	$3.28(3)	0.59%	$1,000.00	$1,022.23	$3.01(3)	0.59%
Large Cap Value Fund
Investor Class	$1,000.00	$998.10	$3.78	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Trust Class	$1,000.00	$997.20	$4.78	0.95%	$1,000.00	$1,020.42	$4.84	0.95%
Advisor Class	$1,000.00	$996.50	$5.54	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Institutional Class	$1,000.00	$998.80	$3.02	0.60%	$1,000.00	$1,022.18	$3.06	0.60%
Class A	$1,000.00	$996.90	$4.93	0.98%	$1,000.00	$1,020.27	$4.99	0.98%
Class C	$1,000.00	$993.40	$8.59	1.71%	$1,000.00	$1,016.59	$8.69	1.71%
Class R3	$1,000.00	$995.80	$6.29	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Class R6	$1,000.00	$999.30	$2.62	0.52%	$1,000.00	$1,022.58	$2.65	0.52%
Class E	$1,000.00	$1,001.60	$0.15	0.03%	$1,000.00	$1,025.05	$0.15	0.03%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,052.70	$4.40	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Trust Class	$1,000.00	$1,052.10	$4.86	0.94%	$1,000.00	$1,020.47	$4.79	0.94%
Advisor Class	$1,000.00	$1,051.70	$6.21	1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Institutional Class	$1,000.00	$1,054.10	$3.57	0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$1,052.20	$5.48	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Class C	$1,000.00	$1,048.60	$9.35	1.81%	$1,000.00	$1,016.08	$9.20	1.81%
Class R3	$1,000.00	$1,051.10	$6.82	1.32%	$1,000.00	$1,018.55	$6.72	1.32%
Class R6	$1,000.00	$1,054.70	$3.06	0.59%	$1,000.00	$1,022.23	$3.01	0.59%

Expense Example (Unaudited)  (cont’d)
Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During the Period(1) 3/1/23 – 8/31/23	Expense Ratio	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During the Period(2) 3/1/23 – 8/31/23	Expense Ratio
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$991.00	$4.82	0.96%	$1,000.00	$1,020.37	$4.89	0.96%
Trust Class	$1,000.00	$990.20	$6.02	1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Institutional Class	$1,000.00	$991.40	$4.27	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class A	$1,000.00	$990.20	$6.07	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$986.00	$9.81	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$988.60	$7.32	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Class R6	$1,000.00	$992.30	$3.77	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,098.30	$4.60	0.87%	$1,000.00	$1,020.82	$4.43	0.87%
Class A	$1,000.00	$1,096.00	$6.60	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$1,092.40	$10.50	1.99%	$1,000.00	$1,015.17	$10.11	1.99%
Class E	$1,000.00	$1,103.00	$0.64	0.12%	$1,000.00	$1,024.60	$0.61	0.12%
Real Estate Fund
Trust Class	$1,000.00	$973.20	$5.17	1.04%	$1,000.00	$1,019.96	$5.30	1.04%
Institutional Class	$1,000.00	$974.20	$4.23	0.85%	$1,000.00	$1,020.92	$4.33	0.85%
Class A	$1,000.00	$972.30	$6.02	1.21%	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$969.20	$9.73	1.96%	$1,000.00	$1,015.32	$9.96	1.96%
Class R3	$1,000.00	$971.80	$7.26	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Class R6	$1,000.00	$974.80	$3.73	0.75%	$1,000.00	$1,021.42	$3.82	0.75%
Class E	$1,000.00	$978.30	$0.35	0.07%	$1,000.00	$1,024.85	$0.36	0.07%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,013.40	$5.13	1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Trust Class	$1,000.00	$1,012.20	$6.34	1.25%	$1,000.00	$1,018.90	$6.36	1.25%
Advisor Class	$1,000.00	$1,011.70	$7.10	1.40%	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class	$1,000.00	$1,014.20	$4.57	0.90%	$1,000.00	$1,020.67	$4.58	0.90%
Class A	$1,000.00	$1,012.40	$6.39	1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Class C	$1,000.00	$1,008.60	$10.18	2.01%	$1,000.00	$1,015.07	$10.21	2.01%
Class R3	$1,000.00	$1,011.20	$7.65	1.51%	$1,000.00	$1,017.59	$7.68	1.51%
Class R6	$1,000.00	$1,014.70	$4.06	0.80%	$1,000.00	$1,021.17	$4.08	0.80%
Sustainable Equity Fund
Investor Class	$1,000.00	$1,132.70	$4.73	0.88%	$1,000.00	$1,020.77	$4.48	0.88%
Trust Class	$1,000.00	$1,131.50	$5.64	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Institutional Class	$1,000.00	$1,133.40	$3.76	0.70%	$1,000.00	$1,021.68	$3.57	0.70%
Class A	$1,000.00	$1,131.50	$5.69	1.06%	$1,000.00	$1,019.86	$5.40	1.06%
Class C	$1,000.00	$1,127.40	$9.71	1.81%	$1,000.00	$1,016.08	$9.20	1.81%
Class R3	$1,000.00	$1,130.30	$7.09	1.32%	$1,000.00	$1,018.55	$6.72	1.32%
Class R6	$1,000.00	$1,134.30	$3.23	0.60%	$1,000.00	$1,022.18	$3.06	0.60%
U.S. Equity Impact Fund
Institutional Class	$1,000.00	$1,072.60	$4.70	0.90%	$1,000.00	$1,020.67	$4.58	0.90%
Class A	$1,000.00	$1,070.90	$6.58	1.26%	$1,000.00	$1,018.85	$6.41	1.26%
Class C	$1,000.00	$1,067.50	$10.47	2.01%	$1,000.00	$1,015.07	$10.21	2.01%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)	Includes expenses of the Fund’s Blocker (See Note A of the Notes to Consolidated Financial Statements).

Legend August 31, 2023 (Unaudited)
Neuberger Berman Equity Funds
Counterparties:
SSB	= State Street Bank and Trust Company
Investment Methods:
PIPE	= Private investment in public equity
Other Abbreviations:
ADR	= American Depositary Receipt
CVR	= Contingent Value Right
Management or NBIA	= Neuberger Berman Investment Advisers LLC
PJSC	= Public Joint Stock Company
Currency Abbreviations:
INR	= Indian Rupee

Schedule of Investments Dividend Growth Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 96.4%
Automobiles 1.1%
28,400	General Motors Co.	$951,684
Banks 3.2%
11,650	JPMorgan Chase & Co.	1,704,744
8,550	PNC Financial Services Group, Inc.	1,032,242
		2,736,986
Capital Markets 6.2%
1,275	BlackRock, Inc.	893,188
7,700	Cboe Global Markets, Inc.	1,152,767
28,700	Charles Schwab Corp.	1,697,605
18,300	Morgan Stanley	1,558,245
		5,301,805
Chemicals 1.0%
20,140	Novozymes AS Class B	874,684
Consumer Finance 1.1%
6,050	American Express Co.	955,840
Consumer Staples Distribution & Retail 1.8%
9,600	Walmart, Inc.	1,561,056
Distributors 1.8%
28,250	LKQ Corp.	1,483,973
Electronic Equipment, Instruments & Components 6.6%
30,400	Amphenol Corp. Class A	2,686,752
34,200	Corning, Inc.	1,122,444
6,550	Zebra Technologies Corp. Class A*	1,801,315
		5,610,511
Energy Equipment & Services 1.3%
18,675	Schlumberger NV	1,101,078
Entertainment 4.6%
21,550	Electronic Arts, Inc.	2,585,569
16,375	Walt Disney Co.*	1,370,260
		3,955,829
Financial Services 0.8%
23,725	Equitable Holdings, Inc.	683,280
Food Products 2.9%
20,150	Mondelez International, Inc. Class A	1,435,889
31,550	Tootsie Roll Industries, Inc.	1,014,332
		2,450,221
Ground Transportation 1.5%
42,425	CSX Corp.	1,281,235
Number of Shares		Value
Health Care Equipment & Supplies 2.8%
4,150	Becton Dickinson & Co.	$1,159,717
14,450	Medtronic PLC	1,177,675
		2,337,392
Health Care Providers & Services 1.2%
2,125	UnitedHealth Group, Inc.	1,012,733
Hotels, Restaurants & Leisure 2.4%
10,175	Marriott International, Inc. Class A	2,070,714
Industrial Conglomerates 1.8%
8,200	Honeywell International, Inc.	1,541,108
Industrial REITs 1.3%
18,685	Terreno Realty Corp.	1,137,730
Insurance 2.1%
2,675	Aon PLC Class A	891,818
4,775	Marsh & McLennan Cos., Inc.	931,077
		1,822,895
Interactive Media & Services 0.5%
9,350	Match Group, Inc.*	438,235
Life Sciences Tools & Services 4.6%
13,535	Agilent Technologies, Inc.	1,638,682
8,560	Danaher Corp.	2,268,400
		3,907,082
Machinery 3.2%
5,175	Caterpillar, Inc.	1,454,848
5,050	Nordson Corp.	1,232,907
		2,687,755
Media 1.8%
33,400	Comcast Corp. Class A	1,561,784
Metals & Mining 3.4%
34,675	Freeport-McMoRan, Inc.	1,383,879
33,700	Wheaton Precious Metals Corp.	1,468,646
		2,852,525
Multi-Utilities 0.8%
24,300	CenterPoint Energy, Inc.	677,727
Office REITs 0.9%
41,065	Equity Commonwealth	781,467
Oil, Gas & Consumable Fuels 2.7%
36,500	Devon Energy Corp.	1,864,785
6,900	Shell PLC	210,787
3,560	Shell PLC ADR	221,041
		2,296,613
Pharmaceuticals 5.6%
32,680	AstraZeneca PLC ADR	2,216,358
See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^  (cont’d)
Number of Shares		Value
Pharmaceuticals – cont'd
3,900	Eli Lilly & Co.	$2,161,380
4,100	Novartis AG ADR	411,968
		4,789,706
Professional Services 1.3%
4,300	Automatic Data Processing, Inc.	1,094,823
Semiconductors & Semiconductor Equipment 12.0%
13,275	Analog Devices, Inc.	2,413,129
19,530	Applied Materials, Inc.	2,983,403
22,675	QUALCOMM, Inc.	2,596,968
13,955	Universal Display Corp.	2,268,525
		10,262,025
Software 5.2%
2,370	Intuit, Inc.	1,284,090
9,675	Microsoft Corp.	3,171,078
		4,455,168
Specialized REITs 0.4%
2,025	American Tower Corp.	367,173
Specialty Retail 2.3%
21,100	TJX Cos., Inc.	1,951,328
Technology Hardware, Storage & Peripherals 3.1%
14,250	Apple, Inc.	2,677,147
Number of Shares		Value
Textiles, Apparel & Luxury Goods 2.6%
12,550	Cie Financiere Richemont SA Class A	$1,784,435
3,775	NIKE, Inc. Class B	383,955
		2,168,390
Transportation Infrastructure 0.5%
2,575	Aena SME SA(a)	404,869

Total Common Stocks (Cost $58,931,404)		82,244,571
Short-Term Investments 3.4%
Investment Companies 3.4%
2,926,368	State Street Institutional Treasury Money Market Fund Premier Class, 5.22%(b) (Cost $ 2,926,368)	2,926,368
Total Investments 99.8% (Cost $61,857,772)		85,170,939
Other Assets Less Liabilities 0.2%		139,137
Net Assets 100.0%		$85,310,076

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2023 amounted to $404,869, which represents 0.5% of net assets of the
Fund.

(b)	Represents 7-day effective yield as of August 31, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$82,244,571	$—	$—	$82,244,571
Short-Term Investments	—	2,926,368	—	2,926,368
Total Investments	$82,244,571	$2,926,368	$—	$85,170,939

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 97.2%
Australia 1.0%
99,263	Rio Tinto PLC	$6,126,989
Brazil 4.4%
1,307,175	B3 SA - Brasil Bolsa Balcao	3,413,086
769,205	Banco do Brasil SA	7,316,072
536,783	Hypera SA	4,226,365
278,948	Pagseguro Digital Ltd. Class A*	2,504,953
1,292,929	Petroleo Brasileiro SA	8,339,204
		25,799,680
Canada 0.6%
187,446	Parex Resources, Inc.(a)	3,547,213
Chile 0.5%
46,975	Sociedad Quimica y Minera de Chile SA ADR	2,940,165
China 27.0%
2,104,636	Alibaba Group Holding Ltd.*	24,206,796
26,937	Baidu, Inc. ADR*	3,847,412
1,692,048	Bank of Ningbo Co. Ltd. Class A	6,074,030
227,000	BYD Co. Ltd. Class H	7,114,781
1,800,000	China Mengniu Dairy Co. Ltd.	6,059,408
1,869,278	CITIC Securities Co. Ltd. Class A	5,692,295
1,695,200	Foxconn Industrial Internet Co. Ltd. Class A	5,094,762
142,744	H World Group Ltd. ADR*	5,749,728
186,317	KE Holdings, Inc. ADR*	3,204,652
25,402	Kweichow Moutai Co. Ltd. Class A	6,435,694
1,091,000	Li Ning Co. Ltd.	5,154,265
878,559	Midea Group Co. Ltd. Class A	6,810,152
1,833,497	NARI Technology Co. Ltd. Class A	5,990,768
69,290	PDD Holdings, Inc. ADR*	6,857,631
463,730	Ping An Insurance Group Co. of China Ltd. Class A	3,103,535
643,941	Shenzhen Inovance Technology Co. Ltd. Class A	6,031,150
58,116	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	2,152,386
3,168,300	Shenzhen Topband Co. Ltd. Class A	4,671,919
362,880	Sungrow Power Supply Co. Ltd. Class A	4,965,197
631,900	Tencent Holdings Ltd.	26,186,985
175,222	Trip.com Group Ltd. ADR*	6,887,977
Number of Shares		Value
China – cont'd
860,000	Tsingtao Brewery Co. Ltd. H Shares	$7,166,347
		159,457,870
Hong Kong 1.0%
150,700	Hong Kong Exchanges & Clearing Ltd.	5,841,718
Hungary 1.0%
227,160	Richter Gedeon Nyrt	5,700,975
India 16.8%
12,416,910	API Holdings Ltd.*#(b)(c)	823,432
54,691	Apollo Hospitals Enterprise Ltd.	3,186,214
1,047,287	Aptus Value Housing Finance India Ltd.	3,353,014
119,548	Best Agrolife Ltd.	1,729,979
4,167,787	Bharat Electronics Ltd.	6,723,435
259,581	Cholamandalam Investment & Finance Co. Ltd.	3,515,900
409,378	EPL Ltd.	974,660
187,353	GMM Pfaudler Ltd.	3,577,950
397,091	HDFC Bank Ltd.	7,564,209
1,218,759	ICICI Bank Ltd.	14,130,678
328,987	IndusInd Bank Ltd.	5,480,053
137,018	JB Chemicals & Pharmaceuticals Ltd.	4,599,472
1,298,911	Jio Financial Services Ltd.*	3,765,585
268,186	Jupiter Life Line Hospitals Ltd.*#(b)(c)	2,381,032
144,730	Larsen & Toubro Ltd.	4,748,212
463,830	National Stock Exchange of India Ltd.*#(b)(c)	17,368,500
4,084	Pine Labs PTE Ltd.*#(b)(c)	1,240,066
120,000	Reliance Industries Ltd.	3,490,435
879,190	SBFC Finance Ltd.*#(c)	929,462
879,190	SBFC Finance Ltd.*#(c)	915,232
220,625	Sun Pharmaceutical Industries Ltd.	2,967,073
830,818	Syrma SGS Technology Ltd.*	5,444,367
		98,908,960
Indonesia 1.5%
4,941,300	Bank Central Asia Tbk PT	2,976,784
10,224,900	Bank Negara Indonesia Persero Tbk PT	6,159,781
		9,136,565
Korea 10.9%
16,711	LG Chem Ltd.	7,370,920
50,486	Orion Corp.	4,652,313
641,629	Samsung Electronics Co. Ltd.	32,475,869
250,882	Samsung Engineering Co. Ltd.*	6,453,556
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^  (cont’d)
Number of Shares		Value
Korea – cont'd
142,675	SK Hynix, Inc.	$13,147,581
		64,100,239
Mexico 2.7%
312,644	Grupo Aeroportuario del Pacifico SAB de CV Class B	5,716,908
882,638	Grupo Financiero Banorte SAB de CV Class O	7,492,109
719,311	Wal-Mart de Mexico SAB de CV	2,835,816
		16,044,833
Peru 1.1%
48,112	Credicorp Ltd.	6,804,480
Philippines 1.4%
1,882,550	BDO Unibank, Inc.	4,631,565
259,910	SM Investments Corp.	3,823,826
		8,455,391
Poland 1.0%
64,316	Dino Polska SA*(d)	5,906,715
Saudi Arabia 2.7%
82,104	Arabian Drilling Co.*	4,062,896
788,489	Saudi Arabian Oil Co.(d)	7,336,933
457,790	Saudi National Bank	4,363,508
		15,763,337
South Africa 2.9%
317,669	Absa Group Ltd.	3,066,343
154,219	Anglo American PLC	4,103,632
319,012	Bid Corp. Ltd.	7,176,376
17,095	Naspers Ltd. N Shares	2,912,070
		17,258,421
Taiwan 13.9%
400,600	Accton Technology Corp.	6,012,805
551,000	Chroma ATE, Inc.	4,844,488
1,195,000	Chunghwa Telecom Co. Ltd.	4,352,755
446,000	E Ink Holdings, Inc.	2,555,854
98,000	Global Unichip Corp.	4,492,801
780,779	Hiwin Technologies Corp.	5,025,975
131,000	Jentech Precision Industrial Co. Ltd.	2,661,423
2,692,839	Taiwan Semiconductor Manufacturing Co. Ltd.	46,421,698
2,622,000	Uni-President Enterprises Corp.	5,820,903
		82,188,702
Thailand 1.6%
1,276,800	Bangkok Bank PCL	6,180,270
Number of Shares		Value
Thailand – cont'd
668,200	PTT Exploration & Production PCL	$3,024,479
		9,204,749
United Arab Emirates 2.5%
5,321,458	Adnoc Gas PLC*	4,983,887
2,739,004	Americana Restaurants International PLC	3,308,144
2,150,082	Dubai Islamic Bank PJSC	3,301,514
614,241	Network International Holdings PLC*(d)	3,019,106
		14,612,651
United States 2.7%
24,982	Globant SA*	5,108,070
108,187	Las Vegas Sands Corp.	5,935,139
9,533	NVIDIA Corp.	4,705,012
		15,748,221

Total Common Stocks (Cost $535,982,487)		573,547,874
Preferred Stocks 1.7%
India 1.7%
217,973	Gupshup, Inc., Series F*#(b)(c)	3,398,199
9,762	Pine Labs PTE Ltd., Series 1*#(b)(c)	2,964,134
2,439	Pine Labs PTE Ltd., Series A*#(b)(c)	740,602
2,654	Pine Labs PTE Ltd., Series B*#(b)(c)	805,914
2,147	Pine Labs PTE Ltd., Series B2*#(b)(c)	651,958
3,993	Pine Labs PTE Ltd., Series C*#(b)(c)	1,212,594
841	Pine Labs PTE Ltd., Series C1*#(b)(c)	255,731
900	Pine Labs PTE Ltd., Series D*#(b)(c)	273,960
Total Preferred Stocks (Cost $13,478,212)		10,303,092

Short-Term Investments 1.8%
Investment Companies 1.8%
10,574,955	State Street Institutional Treasury Money Market Fund Premier Class, 5.22%(e) (Cost $10,574,955)	10,574,955
Total Investments 100.7% (Cost $560,035,654)		594,425,921
Liabilities Less Other Assets (0.7)%		(4,189,753)
Net Assets 100.0%		$590,236,168

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^  (cont’d)
*	Non-income producing security.
(a)
All or a portion of this security is on loan at August 31, 2023. Total value of all such securities at August 31,
2023 amounted to $510,757, collateralized by non-cash (U.S. Treasury Securities) collateral of $539,460 for the Fund (see Note A of the Notes to Financial Statements).

(b)	Value determined using significant unobservable inputs.
(c)
Security fair valued as of August 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at August 31, 2023 amounted to $33,960,816, which represents
5.8% of net assets of the Fund.

(d)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2023 amounted to $16,262,754, which represents 2.8% of net assets of the
Fund.

(e)	Represents 7-day effective yield as of August 31, 2023.
#
This security has been deemed by Management to be illiquid, and is subject to restrictions on resale. Total value of all such securities at August 31, 2023 amounted to $33,960,816, which represents 5.8% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 8/31/2023	Fair Value Percentage of Net Assets as of 8/31/2023
API Holdings Ltd.	10/18/2021	$8,879,972	$823,432	0.1%
Gupshup, Inc. (Ser. F Preferred Shares)	7/16/2021	4,983,996	3,398,199	0.6%
Jupiter Life Line Hospitals Ltd.	8/18/2023	2,371,935	2,381,032	0.4%
National Stock Exchange of India Ltd.	4/16/2018	6,776,833	17,368,500	3.0%
Pine Labs PTE Ltd.	7/6/2021	1,522,760	1,240,066	0.2%
Pine Labs PTE Ltd. (Series 1 Preferred Shares)	7/6/2021	3,639,859	2,964,134	0.5%
Pine Labs PTE Ltd. (Series A Preferred Shares)	7/6/2021	909,406	740,602	0.1%
Pine Labs PTE Ltd. (Series B Preferred Shares)	7/6/2021	989,570	805,914	0.1%
Pine Labs PTE Ltd. (Series B2 Preferred Shares)	7/6/2021	800,530	651,958	0.1%
Pine Labs PTE Ltd. (Series C Preferred Shares)	7/6/2021	1,488,830	1,212,594	0.2%
Pine Labs PTE Ltd. (Series C1 Preferred Shares)	7/6/2021	313,575	255,731	0.0%
Pine Labs PTE Ltd. (Series D Preferred Shares)	7/6/2021	335,574	273,960	0.1%
SBFC Finance Ltd.	8/2/2023	606,852	929,462	0.2%
SBFC Finance Ltd.	8/2/2023	606,852	915,232	0.2%
Total		$34,226,544	$33,960,816	5.8%
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Banks	$85,541,396	14.5%
Semiconductors & Semiconductor Equipment	71,428,515	12.1%
Broadline Retail	33,976,497	5.8%
Technology Hardware, Storage & Peripherals	32,475,869	5.5%
Capital Markets	32,315,599	5.5%
Oil, Gas & Consumable Fuels	30,722,151	5.2%
Interactive Media & Services	30,034,397	5.1%
Electronic Equipment, Instruments & Components	22,611,390	3.8%
Hotels, Restaurants & Leisure	21,880,988	3.7%
Pharmaceuticals	18,317,317	3.1%
IT Services	16,651,228	2.8%
Food Products	16,532,624	2.8%
Consumer Staples Distribution & Retail	15,918,907	2.7%
Machinery	14,635,075	2.5%
Financial Services	14,487,352	2.5%
Electrical Equipment	13,896,130	2.4%
Beverages	13,602,041	2.3%
Construction & Engineering	11,201,768	1.9%
Metals & Mining	10,230,621	1.7%
Chemicals	9,100,899	1.5%
Automobiles	7,114,781	1.2%
Household Durables	6,810,152	1.2%
Aerospace & Defense	6,723,435	1.1%
Communications Equipment	6,012,805	1.0%
Transportation Infrastructure	5,716,908	1.0%
Health Care Providers & Services	5,567,246	0.9%
Textiles, Apparel & Luxury Goods	5,154,265	0.9%
Diversified Telecommunication Services	4,352,755	0.7%
Energy Equipment & Services	4,062,896	0.7%
Industrial Conglomerates	3,823,826	0.6%
Consumer Finance	3,515,900	0.6%
Real Estate Management & Development	3,204,652	0.5%
Insurance	3,103,535	0.5%
Health Care Equipment & Supplies	2,152,386	0.4%
Containers & Packaging	974,660	0.2%
Short-Term Investments and Other Liabilities—Net	6,385,202	1.1%
	$590,236,168	100.0%
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
India	$75,251,236	$1,844,694	$21,813,030	$98,908,960
Other Common Stocks#	474,638,914	—	—	474,638,914
Total Common Stocks	549,890,150	1,844,694	21,813,030	573,547,874
Preferred Stocks#	—	—	10,303,092	10,303,092
Short-Term Investments	—	10,574,955	—	10,574,955
Total Investments	$549,890,150	$12,419,649	$32,116,122	$594,425,921

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2023
Investments in Securities:
Common Stocks(1)	$47,469	$—	$9,757	$(19,261)	$2,372	$(18,524)	$—	$—	$21,813	$(19,261)
Preferred Stocks(1)	17,634	—	—	(7,331)	—	—	—	—	10,303	(7,331)
Total	$65,103	$—	$9,757	$(26,592)	$2,372	$(18,524)	$—	$—	$32,116	$(26,592)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 8/31/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$2,063,498	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	1.1x - 11.3x	7.2x	Increase
			Price/Earnings multiple(c) (P/E)	24.0x	24.0x	Increase
			Discount Rate	5.4%	5.4%	Decrease
			Term (Years)	1.1	1.1	Decrease
			Expected Volatility	55.0%	55.0%	Decrease
Common Stocks	19,749,532	Market Approach	Transaction Price	INR 735 - INR 2,855	INR 2,599.41	Increase
Preferred Stocks	10,303,092	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	3.4x - 11.3x	8.6x	Increase
			Discount Rate	5.4%	5.4%	Decrease
			Term (Years)	1.1	1.1	Decrease
			Expected Volatility	55.0%	55.0%	Decrease
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^  (cont’d)
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 98.8%
Aerospace & Defense 4.0%
30,675	Lockheed Martin Corp.	$13,753,136
288,875	RTX Corp.	24,854,805
		38,607,941
Banks 5.2%
130,430	JPMorgan Chase & Co.(a)	19,085,822
69,525	PNC Financial Services Group, Inc.(a)	8,393,753
531,250	Wells Fargo & Co.	21,935,313
		49,414,888
Beverages 3.7%
167,600	Coca-Cola Co.	10,027,508
215,245	Keurig Dr Pepper, Inc.	7,242,994
99,150	PepsiCo, Inc.	17,640,768
		34,911,270
Biotechnology 0.5%
63,225	Gilead Sciences, Inc.	4,835,448
Capital Markets 3.6%
29,500	CME Group, Inc.	5,979,060
50,695	Goldman Sachs Group, Inc.	16,613,259
141,900	Morgan Stanley	12,082,785
		34,675,104
Chemicals 2.0%
296,200	Nutrien Ltd.	18,755,384
Communications Equipment 0.5%
90,025	Cisco Systems, Inc.	5,162,934
Construction & Engineering 3.4%
685,596	Ferrovial SE	21,745,222
519,825	MDU Resources Group, Inc.	10,583,637
		32,328,859
Construction Materials 3.1%
233,450	CRH PLC	13,446,883
155,600	Heidelberg Materials AG	12,532,889
64,978	Knife River Corp.*	3,343,768
		29,323,540
Distributors 1.6%
286,725	LKQ Corp.	15,061,664
Diversified Telecommunication Services 1.4%
7,690,600	Singapore Telecommunications Ltd.	13,543,696
Electric Utilities 2.1%
306,400	NextEra Energy, Inc.(a)	20,467,520
Electrical Equipment 5.2%
132,000	Eaton Corp. PLC	30,408,840
Number of Shares		Value
Electrical Equipment – cont'd
198,625	Emerson Electric Co.	$19,514,906
		49,923,746
Food Products 1.4%
212,710	Kellogg Co.	12,979,564
Ground Transportation 0.6%
24,700	Union Pacific Corp.	5,448,079
Health Care Equipment & Supplies 1.1%
14,050	Becton Dickinson & Co.	3,926,273
80,075	Medtronic PLC	6,526,112
		10,452,385
Hotels, Restaurants & Leisure 3.1%
98,875	Darden Restaurants, Inc.	15,376,051
51,260	McDonald's Corp.	14,411,749
		29,787,800
Household Products 0.7%
43,225	Procter & Gamble Co.	6,671,347
Industrial REITs 2.3%
133,953	Prologis, Inc.	16,636,962
84,375	Terreno Realty Corp.	5,137,594
		21,774,556
Insurance 3.1%
172,075	American International Group, Inc.	10,069,829
149,150	Progressive Corp.	19,907,051
		29,976,880
Machinery 3.0%
43,125	Caterpillar, Inc.	12,123,731
41,250	Deere & Co.	16,951,275
		29,075,006
Metals & Mining 5.0%
487,600	Agnico Eagle Mines Ltd.	23,653,476
343,440	Freeport-McMoRan, Inc.	13,706,691
164,250	Rio Tinto PLC ADR	10,265,625
		47,625,792
Multi-Utilities 4.9%
169,200	Ameren Corp.	13,412,484
886,125	CenterPoint Energy, Inc.	24,714,026
124,100	Sempra	8,714,302
		46,840,812
Oil, Gas & Consumable Fuels 11.1%
266,500	Chesapeake Energy Corp.	23,507,965
109,300	Chevron Corp.	17,608,230
281,958	ConocoPhillips	33,561,461
95,900	Pioneer Natural Resources Co.	22,817,487
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^  (cont’d)
Number of Shares		Value
Oil, Gas & Consumable Fuels – cont'd
257,700	Williams Cos., Inc.	$8,898,381
		106,393,524
Personal Care Products 0.5%
213,547	Kenvue, Inc.	4,922,258
Pharmaceuticals 9.1%
390,175	AstraZeneca PLC ADR	26,461,669
73,782	Johnson & Johnson	11,929,074
281,400	Merck & Co., Inc.	30,666,971
489,842	Roche Holding AG ADR	17,942,912
		87,000,626
Professional Services 2.0%
155,075	Paychex, Inc.	18,954,817
Retail REITs 2.4%
1,034,650	Brixmor Property Group, Inc.	22,741,607
Semiconductors & Semiconductor Equipment 3.9%
45,360	Analog Devices, Inc.	8,245,541
30,000	Intel Corp.	1,054,200
47,665	QUALCOMM, Inc.(a)	5,459,072
131,125	Texas Instruments, Inc.	22,036,868
		36,795,681
Software 1.4%
41,725	Microsoft Corp.	13,675,786
Specialized REITs 2.2%
155,800	Lamar Advertising Co. Class A	14,212,076
217,345	VICI Properties, Inc.	6,702,920
		20,914,996
Specialty Retail 1.5%
42,700	Home Depot, Inc.	14,103,810
Number of Shares		Value
Textiles, Apparel & Luxury Goods 1.0%
33,285	Cie Financiere Richemont SA Class A	$4,732,661
8,625	Kering SA	4,622,017
		9,354,678
Trading Companies & Distributors 2.2%
56,475	Watsco, Inc.	20,587,961

Total Common Stocks (Cost $712,560,593)		943,089,959
Principal Amount
Convertible Bonds 0.7%
Electric Utilities 0.7%
$7,355,000	Alliant Energy Corp., 3.88%, due 3/15/2026(b) (Cost $7,355,000)	7,160,093
Number of Shares
Short-Term Investments 0.2%
Investment Companies 0.2%
1,939,953	State Street Institutional Treasury Money Market Fund Premier Class, 5.22%(c) (Cost $1,939,953)	1,939,953
Total Investments 99.7% (Cost $721,855,546)		952,190,005
Other Assets Less Liabilities 0.3%(d)		2,499,452
Net Assets 100.0%		$954,689,457

*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral for options written.
(b)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At August 31, 2023, these securities amounted to $7,160,093, which represents 0.7% of net assets of the Fund.

(c)	Represents 7-day effective yield as of August 31, 2023.
(d)	Includes the impact of the Fund’s open positions in derivatives at August 31, 2023.
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$822,235,752	86.1%
Canada	42,408,860	4.4%
United Kingdom	26,461,669	2.8%
Singapore	13,543,696	1.4%
Ireland	13,446,883	1.4%
Germany	12,532,889	1.3%
Australia	10,265,625	1.1%
Switzerland	4,732,661	0.5%
France	4,622,017	0.5%
Short-Term Investments and Other Assets—Net	4,439,405	0.5%
	$954,689,457	100.0%
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^  (cont’d)
Derivative Instruments
Written option contracts ("options written")
At August 31, 2023, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Machinery
Caterpillar, Inc.	100	$(2,811,300)	$310	9/15/2023	$(1,350)
Total calls					$(1,350)
Puts
Air Freight & Logistics
United Parcel Service, Inc.	200	(3,388,000)	150	9/15/2023	(1,300)
United Parcel Service, Inc.	200	(3,388,000)	160	9/15/2023	(7,500)
United Parcel Service, Inc.	200	(3,388,000)	170	9/15/2023	(53,700)
					(62,500)
Metals & Mining
Freeport-McMoRan, Inc.	1,000	(3,991,000)	32	9/15/2023	(1,000)(a)(b)
Total puts					$(63,500)
Total options written (premium received $68,876)					$(64,850)

(a)	Value determined using significant unobservable inputs.
(b)	Security fair valued as of August 31, 2023 in accordance with procedures approved by the valuation designee.
For the year ended August 31, 2023, the average market value for the months where the Fund had options written outstanding was $(205,529). At August 31, 2023, the Fund had securities pledged in the amount of $22,565,809 to cover collateral requirements for options written.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$943,089,959	$—	$—	$943,089,959
Convertible Bonds#	—	7,160,093	—	7,160,093
Short-Term Investments	—	1,939,953	—	1,939,953
Total Investments	$943,089,959	$9,100,046	$—	$952,190,005

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of August 31, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(63,850)	$—	$(1,000)	$(64,850)
Total	$(63,850)	$—	$(1,000)	$(64,850)

(a)	The following is a reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases/ Closing of options	Sales/ Writing of options	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2023
Other Financial Instruments
Written Option Contracts(1)	$(15)	$—	$32	$(8)	$—	$(10)	$—	$—	$(1)	$(8)
Total	$(15)	$—	$32	$(8)	$—	$(10)	$—	$—	$(1)	$(8)
(1) At August 31, 2023, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Focus Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 97.1%
Aerospace & Defense 3.1%
130,091	Airbus SE	$19,097,278
Automobiles 2.8%
233,284	Mercedes-Benz Group AG	17,085,029
Banks 4.0%
440,774	Bank of America Corp.	12,636,990
536,905	ICICI Bank Ltd. ADR	12,440,089
		25,077,079
Beverages 2.9%
279,586	Diageo PLC	11,487,807
192,181	Keurig Dr Pepper, Inc.	6,466,891
		17,954,698
Broadline Retail 5.2%
147,125	Amazon.com, Inc.*	20,304,721
8,647	MercadoLibre, Inc.*	11,866,797
		32,171,518
Chemicals 1.3%
44,414	Air Liquide SA	8,036,035
Computers 0.2%
90,909	Arctic Wolf Networks, Inc.*#(a)(b)	1,077,072
Construction Materials 1.9%
199,466	CRH PLC ADR(c)	11,483,258
Diversified Telecommunication Services 3.0%
882,919	Deutsche Telekom AG	18,900,866
Electric Utilities 1.9%
180,874	NextEra Energy, Inc.	12,082,383
Electronic Equipment, Instruments & Components 1.0%
29,925	CDW Corp.	6,318,664
Entertainment 1.1%
72,686	World Wrestling Entertainment, Inc. Class A	7,017,833
Financial Services 5.4%
41,297	Apollo Global Management, Inc.	3,606,880
103,150	Fiserv, Inc.*	12,521,378
69,923	Visa, Inc. Class A	17,178,683
		33,306,941
Food Products 1.7%
109,719	Lamb Weston Holdings, Inc.	10,687,728
Ground Transportation 4.7%
81,512	Canadian National Railway Co.(c)	9,181,562
Number of Shares		Value
Ground Transportation – cont'd
131,601	Canadian Pacific Kansas City Ltd.	$10,446,657
203,571	Uber Technologies, Inc.*	9,614,659
		29,242,878
Health Care Equipment & Supplies 3.3%
376,641	Boston Scientific Corp.*	20,316,016
Health Care Providers & Services 5.7%
38,942	Elevance Health, Inc.	17,212,753
64,702	HCA Healthcare, Inc.	17,941,865
		35,154,618
Hotels, Restaurants & Leisure 0.6%
1,173	Booking Holdings, Inc.*	3,642,200
Household Durables 2.4%
49,482	Lennar Corp. Class A	5,892,811
110,800	Sony Group Corp.	9,248,882
		15,141,693
Insurance 3.6%
166,994	Progressive Corp.	22,288,689
Interactive Media & Services 5.1%
74,952	Alphabet, Inc. Class C*	10,294,656
40,698	Meta Platforms, Inc. Class A*	12,042,131
228,500	Tencent Holdings Ltd.	9,469,420
		31,806,207
Life Sciences Tools & Services 1.6%
17,762	Thermo Fisher Scientific, Inc.	9,895,210
Oil, Gas & Consumable Fuels 2.9%
41,427	EOG Resources, Inc.	5,328,341
204,585	Shell PLC ADR	12,702,682
		18,031,023
Personal Care Products 2.4%
33,666	L'Oreal SA	14,814,032
Pharmaceuticals 1.7%
153,305	AstraZeneca PLC ADR	10,397,145
Semiconductors & Semiconductor Equipment 7.4%
51,810	Analog Devices, Inc.	9,418,022
17,126	Lam Research Corp.	12,029,302
26,162	NVIDIA Corp.	12,912,255
60,911	ON Semiconductor Corp.*	5,997,297
62,142	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5,814,627
		46,171,503
Software 11.8%
10,268	Constellation Software, Inc.	21,091,195
73,384	Microsoft Corp.	24,052,340
115,313	Oracle Corp.	13,882,532
See Notes to Financial Statements

Schedule of Investments Focus Fund^  (cont’d)
Number of Shares		Value
Software – cont'd
36,145	Salesforce, Inc.*	$8,004,672
10,328	ServiceNow, Inc.*	6,081,436
		73,112,175
Technology Hardware, Storage & Peripherals 4.4%
144,647	Apple, Inc.	27,174,832
Textiles, Apparel & Luxury Goods 2.6%
18,952	LVMH Moet Hennessy Louis Vuitton SE	16,074,688
Wireless Telecommunication Services 1.4%
64,723	T-Mobile U.S., Inc.*	8,818,509

Total Common Stocks (Cost $527,686,841)		602,377,800
Preferred Stocks 0.5%
Internet 0.2%
1,000	Fabletics LLC, Series G*#(a)(b)	1,114,900
IT Services 0.1%
106,691	Druva, Inc., Series 5*#(a)(b)	1,024,234
Software 0.2%
63,363	Videoamp, Inc., Series F1*#(a)(b)	1,104,417

Total Preferred Stocks (Cost $2,999,995)		3,243,551
Rights 0.0%(d)
Software 0.0%(d)
10,268	Constellation Software, Inc. Expires 9/29/2023* (Cost $4,554)	5,699
Number of Shares		Value

Warrants 0.0%(d)
Software 0.0%(d)
10,268	Constellation Software, Inc. Expires 3/31/2040*(a)(b) (Cost $0)	$1
Short-Term Investments 5.6%
Investment Companies 5.6%
20,714,484	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(e)	20,714,484
13,951,448	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(e)(f)	13,951,448
Total Short-Term Investments (Cost $34,665,932)		34,665,932
Total Investments 103.2% (Cost $565,357,322)		640,292,983
Liabilities Less Other Assets (3.2)%		(19,679,243)
Net Assets 100.0%		$620,613,740

*	Non-income producing security.
(a)	Value determined using significant unobservable inputs.
(b)
Security fair valued as of August 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at August 31, 2023 amounted to $4,320,624, which represents
0.7% of net assets of the Fund.

(c)
All or a portion of this security is on loan at August 31, 2023. Total value of all such securities at August 31,
2023 amounted to $19,385,037, collateralized by cash collateral of $13,951,448 and non-cash
(U.S. Treasury Securities) collateral of $6,196,959 for the Fund (see Note A of the Notes to Financial
Statements).

(d)	Represents less than 0.05% of net assets of the Fund.
(e)	Represents 7-day effective yield as of August 31, 2023.
(f)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments Focus Fund^  (cont’d)
#
This security has been deemed by Management to be illiquid, and is subject to restrictions on resale. Total value of all such securities at August 31, 2023 amounted to $4,320,623, which represents 0.7% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 8/31/2023	Fair Value Percentage of Net Assets as of 8/31/2023
Arctic Wolf Networks, Inc.	12/31/2021	$999,999	$1,077,072	0.2%
Druva, Inc. (Series 5 Preferred Shares)	4/1/2021	1,000,000	1,024,234	0.1%
Fabletics LLC (Series G Preferred Shares)	1/10/2022	1,000,000	1,114,900	0.2%
Videoamp, Inc. (Series F1 Preferred Shares)	1/4/2022	999,995	1,104,417	0.2%
Total		$3,999,994	$4,320,623	0.7%

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$375,983,302	60.6%
France	58,022,033	9.4%
Canada	40,725,114	6.6%
Germany	35,985,895	5.8%
United Kingdom	21,884,952	3.5%
Netherlands	12,702,682	2.0%
India	12,440,089	2.0%
Brazil	11,866,797	1.9%
Ireland	11,483,258	1.9%
China	9,469,420	1.5%
Japan	9,248,882	1.5%
Taiwan	5,814,627	0.9%
Short-Term Investments and Other Liabilities—Net	14,986,689	2.4%
	$620,613,740	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Computers	$—	$—	$1,077,072	$1,077,072
Other Common Stocks#	601,300,728	—	—	601,300,728
Total Common Stocks	601,300,728	—	1,077,072	602,377,800
Preferred Stocks#	—	—	3,243,551	3,243,551
Rights#	5,699	—	—	5,699
Warrants#	—	—	1	1
Short-Term Investments	—	34,665,932	—	34,665,932
Total Investments	$601,306,427	$34,665,932	$4,320,624	$640,292,983

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
See Notes to Financial Statements

Schedule of Investments Focus Fund^  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2023
Investments in Securities:
Common Stocks(1)	$1,000	$—	$—	$77	$—	$—	$—	$—	$1,077	$77
Preferred Stocks(1)	3,000	—	—	243	—	—	—	—	3,243	243
Warrants(2)	—	—	—	—	—	—	—	—	—	—
Total	$4,000	$—	$—	$320	$—	$—	$—	$—	$4,320	$320
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 8/31/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$1,077,072	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	12.2x	12.2x	Increase
Preferred Stocks	3,243,551	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	2.8x - 7.5x	5.7x	Increase
			Discount Rate	5.1% - 5.3%	5.2%	Decrease
			Term (Years)	1.4 - 1.9	1.5	Decrease
			Expected Volatility	55.0% - 70.0%	64.8%	Decrease
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) At August 31, 2023, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Genesis Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 98.4%
Air Freight & Logistics 0.3%
417,887	Forward Air Corp.	$29,594,757
Automobile Components 3.3%
1,406,017	Fox Factory Holding Corp.*	155,800,744
696,861	LCI Industries	87,302,746
1,058,329	XPEL, Inc.*	88,158,806
		331,262,296
Banks 6.5%
920,164	Bank of Hawaii Corp.	49,449,613
488,034	BOK Financial Corp.	40,560,506
2,056,464	Community Bank System, Inc.	97,784,863
988,756	Cullen/Frost Bankers, Inc.	93,467,105
2,379,351	CVB Financial Corp.	41,543,468
1,799,182	First Financial Bankshares, Inc.	51,672,507
2,016,605	Glacier Bancorp, Inc.	60,921,637
765,206	Lakeland Financial Corp.	39,890,189
1,165,484	Prosperity Bancshares, Inc.	66,211,146
876,036	Stock Yards Bancorp, Inc.	40,122,449
2,545,589	United Community Banks, Inc.	68,730,903
		650,354,386
Biotechnology 0.3%
1,468,093	Abcam PLC ADR*	33,208,264
Building Products 2.0%
725,439	CSW Industrials, Inc.	130,310,607
5,043,287	Hayward Holdings, Inc.*	74,640,648
		204,951,255
Capital Markets 1.6%
468,403	Hamilton Lane, Inc. Class A	43,463,114
686,863	Houlihan Lokey, Inc.	72,354,149
177,473	MarketAxess Holdings, Inc.	42,758,570
		158,575,833
Chemicals 1.3%
3,611,991	Element Solutions, Inc.	74,479,254
301,535	Quaker Chemical Corp.	53,516,432
		127,995,686
Commercial Services & Supplies 2.4%
1,632,427	Driven Brands Holdings, Inc.*	24,568,026
1,881,759	Rollins, Inc.	74,461,204
Number of Shares		Value
Commercial Services & Supplies – cont'd
876,674	Tetra Tech, Inc.	$137,944,654
		236,973,884
Communications Equipment 1.0%
3,400,987	NetScout Systems, Inc.*	97,370,258
Construction & Engineering 2.1%
791,827	Arcosa, Inc.	61,936,708
587,566	Valmont Industries, Inc.	148,947,981
		210,884,689
Construction Materials 1.8%
941,365	Eagle Materials, Inc.	178,219,222
Consumer Staples Distribution & Retail 0.4%
1,407,387	Grocery Outlet Holding Corp.*	43,417,889
Containers & Packaging 1.0%
787,924	AptarGroup, Inc.	104,447,205
Distributors 2.0%
563,877	Pool Corp.	206,153,431
Diversified Consumer Services 0.6%
613,154	Bright Horizons Family Solutions, Inc.*	57,894,001
Electronic Equipment, Instruments & Components 3.8%
620,560	Advanced Energy Industries, Inc.	73,269,519
587,185	Littelfuse, Inc.	156,825,370
611,045	Novanta, Inc.*	102,032,294
192,635	Zebra Technologies Corp. Class A*	52,976,551
		385,103,734
Energy Equipment & Services 2.9%
1,216,084	Cactus, Inc. Class A	64,865,921
3,317,526	Oceaneering International, Inc.*	75,606,417
1,886,387	Tidewater, Inc.*	122,671,747
3,139,403	Transocean Ltd.*	25,680,316
		288,824,401
Financial Services 1.1%
438,473	Jack Henry & Associates, Inc.	68,743,797
798,516	Shift4 Payments, Inc. Class A*	45,347,724
		114,091,521
Food Products 0.9%
1,289,431	Simply Good Foods Co.*	46,522,671
2,741,244	Utz Brands, Inc.	42,324,807
		88,847,478
See Notes to Financial Statements

Schedule of Investments Genesis Fund^  (cont’d)
Number of Shares		Value
Health Care Equipment & Supplies 3.7%
122,747	Atrion Corp.(a)	$57,089,630
1,968,029	Haemonetics Corp.*	176,591,242
564,243	QuidelOrtho Corp.*	46,471,053
515,543	UFP Technologies, Inc.*(a)	90,586,061
		370,737,986
Health Care Providers & Services 1.8%
320,401	Chemed Corp.	163,865,887
86,304	CorVel Corp.*	18,680,501
		182,546,388
Health Care Technology 0.4%
890,423	Simulations Plus, Inc.	39,614,919
Hotels, Restaurants & Leisure 1.1%
1,029,638	Texas Roadhouse, Inc.	107,185,316
Household Products 1.2%
435,675	Church & Dwight Co., Inc.	42,160,270
381,382	WD-40 Co.	81,947,550
		124,107,820
Insurance 2.1%
1,192,229	AMERISAFE, Inc.(a)	61,757,462
2,319,340	Hagerty, Inc. Class A*	21,198,768
857,008	RLI Corp.	112,713,692
279,673	Stewart Information Services Corp.	12,954,453
		208,624,375
Life Sciences Tools & Services 4.7%
2,350,523	Bio-Techne Corp.	184,281,003
349,081	ICON PLC*	90,740,115
2,075,661	Stevanato Group SpA(a)	66,504,178
326,204	West Pharmaceutical Services, Inc.	132,732,408
		474,257,704
Machinery 10.4%
1,135,191	Esab Corp.	81,926,735
322,962	ESCO Technologies, Inc.	34,560,164
1,239,317	Graco, Inc.	97,831,684
5,576,441	Hillman Solutions Corp.*	50,466,791
611,526	Kadant, Inc.(a)	134,376,723
453,351	Lindsay Corp.	56,260,859
419,229	Nordson Corp.	102,350,568
296,406	Omega Flex, Inc.	24,809,182
798,559	RBC Bearings, Inc.*	184,099,792
942,962	SPX Technologies, Inc.*	74,512,857
420,214	Standex International Corp.	64,557,477
1,367,723	Toro Co.	139,945,417
		1,045,698,249
Number of Shares		Value
Marine Transportation 1.8%
2,143,951	Kirby Corp.*	$177,583,461
Media 2.6%
106,614	Cable One, Inc.	69,359,870
992,733	Nexstar Media Group, Inc. Class A	161,616,932
1,064,056	TechTarget, Inc.*	30,591,610
		261,568,412
Oil, Gas & Consumable Fuels 2.8%
1,130,868	Matador Resources Co.	71,810,118
3,055,798	Sitio Royalties Corp. Class A	77,617,269
12,190,890	Southwestern Energy Co.*	82,654,234
26,986	Texas Pacific Land Corp.	50,861,864
		282,943,485
Pharmaceuticals 0.5%
1,049,921	Amphastar Pharmaceuticals, Inc.*	55,971,289
Professional Services 3.4%
71,895	CBIZ, Inc.*	4,034,029
390,800	CRA International, Inc.(a)	42,452,604
1,603,801	Exponent, Inc.	144,117,558
801,788	FTI Consulting, Inc.*	148,988,246
		339,592,437
Real Estate Management & Development 1.6%
1,046,570	FirstService Corp.	158,168,124
Semiconductors & Semiconductor Equipment 5.5%
2,876,276	Lattice Semiconductor Corp.*	279,746,604
1,019,948	MKS Instruments, Inc.	102,229,388
2,072,381	Power Integrations, Inc.	174,121,451
		556,097,443
Software 12.4%
797,970	American Software, Inc. Class A	9,200,594
568,766	Aspen Technology, Inc.*	110,340,604
1,031,902	CommVault Systems, Inc.*	70,489,226
241,663	Fair Isaac Corp.*	218,605,933
1,121,934	Manhattan Associates, Inc.*	227,326,267
2,144,930	Model N, Inc.*(a)	57,913,110
1,252,035	Qualys, Inc.*	194,879,248
1,101,301	SPS Commerce, Inc.*	204,985,155
243,214	Tyler Technologies, Inc.*	96,903,754
2,638,369	Vertex, Inc. Class A*	59,073,082
		1,249,716,973
See Notes to Financial Statements

Schedule of Investments Genesis Fund^  (cont’d)
Number of Shares		Value
Specialty Retail 4.3%
778,575	Asbury Automotive Group, Inc.*	$179,072,250
986,964	Floor & Decor Holdings, Inc. Class A*	98,400,311
355,061	Tractor Supply Co.	77,580,829
198,010	Winmark Corp.(a)	75,348,745
		430,402,135
Trading Companies & Distributors 2.8%
1,497,964	Richelieu Hardware Ltd.	48,014,225
413,984	SiteOne Landscape Supply, Inc.*	70,869,921
458,278	Transcat, Inc.*(a)	46,726,025
306,051	Watsco, Inc.	111,570,892
		277,181,063

Total Common Stocks (Cost $5,481,194,808)		9,890,167,769
Number of Shares		Value

Short-Term Investments 1.5%
Investment Companies 1.5%
5,859,736	State Street Institutional Treasury Money Market Fund Premier Class, 5.22%(b)	$5,859,736
143,606,852	State Street Institutional Treasury Plus Money Market Fund Premier Class, 5.28%(b)	143,606,852
Total Short-Term Investments (Cost $149,466,588)		149,466,588
Total Investments 99.9% (Cost $5,630,661,396)		10,039,634,357
Other Assets Less Liabilities 0.1%		8,411,592
Net Assets 100.0%		$10,048,045,949

*	Non-income producing security.
(a)	Affiliated company (see Note F of the Notes to Financial Statements).
(b)	Represents 7-day effective yield as of August 31, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Trading Companies & Distributors	$229,166,838	$48,014,225	$—	$277,181,063
Other Common Stocks#	9,612,986,706	—	—	9,612,986,706
Total Common Stocks	9,842,153,544	48,014,225	—	9,890,167,769
Short-Term Investments	—	149,466,588	—	149,466,588
Total Investments	$9,842,153,544	$197,480,813	$—	$10,039,634,357

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 99.7%
Australia 4.9%
18,938	Charter Hall Retail REIT	$42,825
10,434	GPT Group	28,395
53,810	Region RE Ltd.	75,311
		146,531
Belgium 1.0%
667	Shurgard Self Storage Ltd.	30,630
Canada 4.7%
1,572	Canadian Apartment Properties REIT	56,390
4,659	RioCan REIT	66,582
2,042	Tricon Residential, Inc.	17,319
		140,291
France 1.8%
500	Gecina SA	53,594
Hong Kong 5.3%
6,000	CK Asset Holdings Ltd.	33,128
4,700	Link REIT	23,313
52,000	Sino Land Co. Ltd.	59,610
3,769	Sun Hung Kai Properties Ltd.	42,436
		158,487
Japan 8.9%
57	LaSalle Logiport REIT	58,256
5,000	Mitsui Fudosan Co. Ltd.	109,694
32	Nippon Prologis REIT, Inc.	64,420
1,400	Nomura Real Estate Holdings, Inc.	35,295
		267,665
Singapore 3.8%
26,000	Mapletree Pan Asia Commercial Trust	29,242
17,700	UOL Group Ltd.	86,965
		116,207
Spain 2.9%
1,016	Cellnex Telecom SA(a)	38,890
5,334	Merlin Properties Socimi SA	47,833
		86,723
United Kingdom 7.5%
14,039	Grainger PLC	42,007
5,027	Great Portland Estates PLC	26,759
2,500	Safestore Holdings PLC	27,379
7,175	Segro PLC	67,024
5,265	UNITE Group PLC	62,729
		225,898
Number of Shares		Value
United States 58.9%
471	American Homes 4 Rent Class A	$16,975
891	American Tower Corp.	161,556
1,695	Apartment Income REIT Corp.	57,732
362	Boston Properties, Inc.	24,171
931	Crown Castle, Inc.	93,566
89	EastGroup Properties, Inc.	15,987
105	Equinix, Inc.	82,045
532	Equity LifeStyle Properties, Inc.	35,623
762	Equity Residential	49,401
258	Essex Property Trust, Inc.	61,505
462	Extra Space Storage, Inc.	59,450
1,420	Healthpeak Properties, Inc.	29,224
3,626	Hudson Pacific Properties, Inc.	24,693
1,291	Invitation Homes, Inc.	44,010
1,110	Iron Mountain, Inc.	70,529
3,680	Kimco Realty Corp.	69,699
603	Omega Healthcare Investors, Inc.	19,187
1,193	Prologis, Inc.	148,171
437	Public Storage	120,778
1,677	Realty Income Corp.	93,979
1,172	Retail Opportunity Investments Corp.	15,775
439	Rexford Industrial Realty, Inc.	23,473
191	SBA Communications Corp.	42,885
595	Simon Property Group, Inc.	67,527
415	Sun Communities, Inc.	50,804
457	UDR, Inc.	18,234
1,283	Urban Edge Properties	20,990
1,152	Ventas, Inc.	50,319
2,439	VICI Properties, Inc.	75,219
889	Welltower, Inc.	73,680
1,711	Weyerhaeuser Co.	56,035
		1,773,222
Total Common Stocks (Cost $3,239,053)		2,999,248

Short-Term Investments 1.3%
Investment Companies 1.3%
40,894	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(b) (Cost $40,894)	40,894
Total Investments 101.0% (Cost $3,279,947)		3,040,142
Liabilities Less Other Assets (1.0)%		(31,047)
Net Assets 100.0%		$3,009,095

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund^  (cont’d)
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2023 amounted to $38,890, which represents 1.3% of net assets of the Fund.

(b)	Represents 7-day effective yield as of August 31, 2023.

POSITIONS BY SECTOR
Sector	Investments at Value	Percentage of Net Assets
Specialty REITs	$956,153	31.8%
Industrial & Office REITs	506,548	16.8%
Retail REITs	476,001	15.8%
Residential REITs	453,403	15.1%
Real Estate Holding & Development	426,454	14.2%
Diversified REITs	105,470	3.5%
Hotel & Lodging REITs	75,219	2.5%
Short-Term Investments and Other Liabilities-Net	9,847	0.3%
Total	$3,009,095	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$2,999,248	$—	$—	$2,999,248
Short-Term Investments	—	40,894	—	40,894
Total Investments	$2,999,248	$40,894	$—	$3,040,142

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 96.7%
Air Freight & Logistics 1.6%
1,637	Milkyway Chemical Supply Chain Service Co. Ltd. Class A	$18,491
1,400	SF Holding Co. Ltd. Class A	8,350
		26,841
Automobile Components 2.6%
8,200	Fuyao Glass Industry Group Co. Ltd. Class A	42,742
Banks 4.5%
19,000	China Merchants Bank Co. Ltd. H Shares	75,105
Beverages 8.1%
8,000	China Resources Beer Holdings Co. Ltd.	47,027
1,400	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	25,772
100	Kweichow Moutai Co. Ltd. Class A	25,335
400	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	13,281
2,000	Tsingtao Brewery Co. Ltd. Class A	24,992
		136,407
Biotechnology 4.1%
15,666	Akeso, Inc.*(a)	68,818
Broadline Retail 5.2%
7,500	Alibaba Group Holding Ltd.*	86,262
Building Products 2.1%
13,000	Zhejiang Weixing New Building Materials Co. Ltd. Class A	36,039
Chemicals 4.7%
6,100	Wanhua Chemical Group Co. Ltd. Class A	78,444
Commercial Services & Supplies 0.5%
1,600	Shanghai M&G Stationery, Inc. Class A	8,274
Construction Materials 3.1%
8,700	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	34,274
8,900	China Jushi Co. Ltd. Class A	17,043
		51,317
Electrical Equipment 8.8%
1,000	Contemporary Amperex Technology Co. Ltd. Class A	32,448
11,100	Dongfang Electric Corp. Ltd. Class A	25,549
4,200	NARI Technology Co. Ltd. Class A	13,723
3,100	Sungrow Power Supply Co. Ltd. Class A	42,416
Number of Shares		Value
Electrical Equipment – cont'd
1,600	Suzhou Maxwell Technologies Co. Ltd. Class A	$33,483
		147,619
Electronic Equipment, Instruments & Components 6.6%
3,200	Foxconn Industrial Internet Co. Ltd. Class A	9,617
17,812	Luxshare Precision Industry Co. Ltd. Class A	80,628
5,517	Shenzhen Sunlord Electronics Co. Ltd. Class A	20,282
		110,527
Food Products 3.0%
14,300	Inner Mongolia Yili Industrial Group Co. Ltd. Class A	51,000
Health Care Equipment & Supplies 2.7%
1,200	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	44,443
Health Care Providers & Services 2.1%
4,200	Aier Eye Hospital Group Co. Ltd. Class A	10,382
3,100	Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	25,369
		35,751
Hotels, Restaurants & Leisure 1.6%
1,600	Meituan Class B*(a)	26,217
Household Durables 7.1%
21,000	Haier Smart Home Co. Ltd. H Shares	64,936
7,013	Midea Group Co. Ltd. Class A	54,361
		119,297
Insurance 4.7%
34,200	China Pacific Insurance Group Co. Ltd. H Shares	78,322
Interactive Media & Services 5.2%
2,100	Tencent Holdings Ltd.	87,028
Machinery 7.8%
12,300	Sany Heavy Industry Co. Ltd. Class A	26,134
5,000	Shenzhen Inovance Technology Co. Ltd. Class A	46,830
4,500	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	18,333
44,750	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	39,654
		130,951
Pharmaceuticals 3.1%
68,000	CSPC Pharmaceutical Group Ltd.	51,158
See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund^  (cont’d)
Number of Shares		Value
Real Estate Management & Development 3.8%
15,000	China Resources Land Ltd.	$63,406
Semiconductors & Semiconductor Equipment 2.6%
2,100	JCET Group Co. Ltd. Class A	9,391
7,700	Tongwei Co. Ltd. Class A	33,883
		43,274
Textiles, Apparel & Luxury Goods 1.1%
1,800	Shenzhou International Group Holdings Ltd.	18,477

Total Common Stocks (Cost $1,743,439)		1,617,719
Number of Shares		Value

Short-Term Investments 12.6%
Investment Companies 12.6%
211,378	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(b) (Cost $211,378)	$211,378
Total Investments 109.3% (Cost $1,954,817)		1,829,097
Liabilities Less Other Assets (9.3)%		(156,180)
Net Assets 100.0%		$1,672,917

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2023 amounted to $95,035, which represents 5.7% of net assets of the Fund.

(b)	Represents 7-day effective yield as of August 31, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$1,617,719	$—	$—	$1,617,719
Short-Term Investments	—	211,378	—	211,378
Total Investments	$1,617,719	$211,378	$—	$1,829,097

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments International Equity Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 98.6%
Australia 0.7%
1,406,422	Glencore PLC	$7,508,783
Austria 1.1%
253,870	BAWAG Group AG*(a)	11,985,869
Belgium 1.3%
632,494	Azelis Group NV	14,018,676
Canada 2.3%
630,565	Cenovus Energy, Inc.	12,567,160
513,352	Softchoice Corp.(b)	6,337,116
84,216	Toronto-Dominion Bank	5,136,977
		24,041,253
China 0.6%
568,600	Shenzhou International Group Holdings Ltd.	5,836,554
Finland 1.1%
1,048,574	Nordea Bank Abp	11,510,036
France 6.9%
386,393	Bureau Veritas SA	10,365,700
458,415	Exclusive Networks SA*	9,255,677
19,508	Kering SA	10,454,065
77,721	Pernod Ricard SA	15,270,958
74,340	Teleperformance SE	10,306,068
268,681	TotalEnergies SE	16,918,368
		72,570,836
Germany 13.1%
56,491	adidas AG	11,296,840
136,735	Brenntag SE	11,081,601
76,232	Deutsche Boerse AG	13,544,203
619,848	Deutsche Telekom AG	13,269,240
182,165	HelloFresh SE*	5,890,366
77,215	Merck KGaA	13,898,869
82,507	MTU Aero Engines AG	19,306,873
344,835	QIAGEN NV*	15,686,544
88,460	SAP SE ADR	12,356,978
146,759	Stabilus SE	8,243,359
127,437	Symrise AG	13,288,002
		137,862,875
Hong Kong 2.7%
1,334,200	AIA Group Ltd.	12,113,084
958,230	Prudential PLC	11,728,558
466,300	Techtronic Industries Co. Ltd.	4,608,089
		28,449,731
Ireland 5.0%
1,270,834	Bank of Ireland Group PLC	12,675,116
Number of Shares		Value
Ireland – cont'd
242,198	CRH PLC	$13,938,663
167,841	Kerry Group PLC Class A	15,677,349
258,250	Smurfit Kappa Group PLC	10,859,700
		53,150,828
Italy 0.8%
1,199,642	Nexi SpA*(a)	8,627,121
Japan 17.0%
233,600	Ebara Corp.	11,654,713
450,800	Fuji Corp.	7,451,624
103,700	Fujitsu Ltd.	12,975,418
241,300	Hitachi Ltd.	16,077,269
498,400	KDDI Corp.	14,815,492
325,000	Koito Manufacturing Co. Ltd.	5,529,657
68,100	Lasertec Corp.	10,613,200
7,500	NS Solutions Corp.	203,615
196,200	Oracle Corp. Japan	13,714,245
234,200	Otsuka Corp.	10,454,854
409,500	SCSK Corp.	7,109,502
23,675	SMC Corp.	11,488,058
234,900	Sony Group Corp.	19,607,962
516,500	TechnoPro Holdings, Inc.	12,694,622
254,600	Terumo Corp.	7,722,257
113,500	Tokyo Electron Ltd.	16,830,561
		178,943,049
Netherlands 6.7%
120,621	Aalberts NV	5,023,853
20,010	ASML Holding NV	13,190,126
169,186	Heineken NV	16,478,101
842,136	ING Groep NV	11,962,535
786,681	Shell PLC	24,032,213
		70,686,828
Singapore 1.0%
431,207	DBS Group Holdings Ltd.	10,625,027
Spain 1.5%
1,454,380	Bankinter SA	9,329,874
292,523	Fluidra SA	6,585,019
		15,914,893
Sweden 0.8%
84,556	Autoliv, Inc.	8,252,666
Switzerland 9.0%
77,596	DSM-Firmenich AG	7,164,629
255,774	Julius Baer Group Ltd.	17,795,744
12,848	Lonza Group AG	7,110,870
270,240	Novartis AG	27,322,278
85,769	Roche Holding AG	25,273,867
See Notes to Financial Statements

Schedule of Investments International Equity Fund^  (cont’d)
Number of Shares		Value
Switzerland – cont'd
371,253	SIG Group AG*	$9,784,083
		94,451,471
United Kingdom 19.6%
209,673	AstraZeneca PLC	28,319,724
1,360,731	BAE Systems PLC	17,367,014
481,145	Bunzl PLC	17,249,251
161,386	Coca-Cola Europacific Partners PLC	10,346,457
546,771	Compass Group PLC	13,804,497
477,060	Experian PLC	16,691,851
18,570,788	Lloyds Banking Group PLC	9,964,210
158,883	London Stock Exchange Group PLC	16,460,096
4,729,905	Petershill Partners PLC(a)	10,485,721
718,089	RELX PLC	23,451,413
968,759	RS GROUP PLC	9,329,351
681,627	Smith & Nephew PLC	9,239,286
453,958	TechnipFMC PLC	8,643,360
299,094	Unilever PLC	15,316,142
		206,668,373
United States 7.4%
48,626	Aon PLC Class A	16,211,422
56,793	ICON PLC*	14,762,773
236,263	Nestle SA	28,458,010
Number of Shares		Value
United States – cont'd
226,815	Schlumberger NV	$13,373,012
29,471	Schneider Electric SE	5,067,724
		77,872,941
Total Common Stocks (Cost $1,007,960,329)		1,038,977,810

Short-Term Investments 1.1%
Investment Companies 1.1%
11,003,868	State Street Institutional Treasury Money Market Fund Premier Class, 5.22%(c)	11,003,868
498,830	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)(d)	498,830
Total Short-Term Investments (Cost $11,502,698)		11,502,698
Total Investments 99.7% (Cost $1,019,463,027)		1,050,480,508
Other Assets Less Liabilities 0.3%		3,323,790
Net Assets 100.0%		$1,053,804,298

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2023 amounted to $31,098,711, which represents 3.0% of net assets of the
Fund.

(b)
All or a portion of this security is on loan at August 31, 2023. Total value of all such securities at August 31,
2023 amounted to $477,176 for the Fund (see Note A of the Notes to Financial Statements).

(c)	Represents 7-day effective yield as of August 31, 2023.
(d)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments International Equity Fund^  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Pharmaceuticals	$94,814,738	9.0%
Banks	83,189,644	7.9%
Professional Services	73,509,654	7.0%
Capital Markets	58,285,764	5.5%
Machinery	55,054,715	5.2%
Oil, Gas & Consumable Fuels	53,517,741	5.1%
Trading Companies & Distributors	51,678,879	4.9%
Food Products	44,135,359	4.2%
Beverages	42,095,516	4.0%
Semiconductors & Semiconductor Equipment	40,633,887	3.8%
Insurance	40,053,064	3.8%
IT Services	39,999,066	3.8%
Life Sciences Tools & Services	37,560,187	3.6%
Aerospace & Defense	36,673,887	3.5%
Textiles, Apparel & Luxury Goods	27,587,459	2.6%
Software	26,071,223	2.5%
Energy Equipment & Services	22,016,372	2.1%
Containers & Packaging	20,643,783	2.0%
Chemicals	20,452,631	1.9%
Household Durables	19,607,962	1.9%
Health Care Equipment & Supplies	16,961,543	1.6%
Industrial Conglomerates	16,077,269	1.5%
Personal Care Products	15,316,142	1.4%
Wireless Telecommunication Services	14,815,492	1.4%
Construction Materials	13,938,663	1.3%
Hotels, Restaurants & Leisure	13,804,497	1.3%
Automobile Components	13,782,323	1.3%
Diversified Telecommunication Services	13,269,240	1.3%
Financial Services	8,627,121	0.8%
Metals & Mining	7,508,783	0.7%
Electronic Equipment, Instruments & Components	6,337,116	0.6%
Consumer Staples Distribution & Retail	5,890,366	0.6%
Electrical Equipment	5,067,724	0.5%
Short-Term Investments and Other Assets—Net	14,826,488	1.4%
	$1,053,804,298	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$1,038,977,810	$—	$—	$1,038,977,810
Short-Term Investments	—	11,502,698	—	11,502,698
Total Investments	$1,038,977,810	$11,502,698	$—	$1,050,480,508

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

See Notes to Financial Statements

Schedule of Investments International Equity Fund^  (cont’d)
^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments International Select Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 97.6%
Australia 0.7%
196,395	Glencore PLC	$1,048,538
Austria 1.1%
35,885	BAWAG Group AG*(a)	1,694,225
Canada 1.7%
88,946	Cenovus Energy, Inc.	1,772,694
11,834	Toronto-Dominion Bank	721,846
		2,494,540
China 0.7%
105,700	Shenzhou International Group Holdings Ltd.	1,084,987
Finland 1.1%
146,156	Nordea Bank Abp	1,604,332
France 6.2%
55,509	Bureau Veritas SA	1,489,131
2,742	Kering SA	1,469,399
10,849	Pernod Ricard SA	2,131,658
11,107	Teleperformance SE	1,539,810
40,249	TotalEnergies SE	2,534,409
		9,164,407
Germany 12.5%
7,866	adidas AG	1,573,011
19,381	Brenntag SE	1,570,721
12,927	Deutsche Boerse AG	2,296,751
87,040	Deutsche Telekom AG	1,863,287
25,817	HelloFresh SE*	834,801
10,817	Merck KGaA	1,947,084
11,690	MTU Aero Engines AG	2,735,493
48,031	QIAGEN NV*	2,184,930
12,315	SAP SE ADR	1,720,282
17,913	Symrise AG	1,867,809
		18,594,169
Hong Kong 3.0%
226,300	AIA Group Ltd.	2,054,557
143,780	Prudential PLC	1,759,841
64,100	Techtronic Industries Co. Ltd.	633,452
		4,447,850
Ireland 5.0%
177,504	Bank of Ireland Group PLC	1,770,399
34,164	CRH PLC	1,966,162
23,681	Kerry Group PLC Class A	2,211,946
35,970	Smurfit Kappa Group PLC	1,512,579
		7,461,086
Italy 0.8%
165,445	Nexi SpA*(a)	1,189,783
Number of Shares		Value
Japan 18.2%
37,000	Ebara Corp.	$1,845,995
14,700	Fujitsu Ltd.	1,839,331
33,900	Hitachi Ltd.	2,258,680
74,600	KDDI Corp.	2,217,568
47,600	Koito Manufacturing Co. Ltd.	809,882
9,800	Lasertec Corp.	1,527,303
29,400	Nomura Research Institute Ltd.	845,658
27,500	Oracle Corp. Japan	1,922,231
33,200	Otsuka Corp.	1,482,072
45,200	Renesas Electronics Corp.*	761,281
27,500	SCSK Corp.	477,439
33,400	Shin-Etsu Chemical Co. Ltd.	1,069,525
3,300	SMC Corp.	1,601,292
32,800	Sony Group Corp.	2,737,936
72,800	TechnoPro Holdings, Inc.	1,789,290
47,400	Terumo Corp.	1,437,687
15,800	Tokyo Electron Ltd.	2,342,933
		26,966,103
Netherlands 7.7%
16,793	Aalberts NV	699,427
3,038	ASML Holding NV	2,002,579
23,748	Heineken NV(b)	2,312,969
10,370	IMCD NV	1,430,890
117,438	ING Groep NV	1,668,206
109,762	Shell PLC	3,353,104
		11,467,175
Singapore 1.0%
60,172	DBS Group Holdings Ltd.	1,482,650
Spain 0.9%
202,675	Bankinter SA	1,300,164
Sweden 0.8%
11,893	Autoliv, Inc.	1,160,757
Switzerland 9.2%
11,164	DSM-Firmenich AG	1,030,799
35,964	Julius Baer Group Ltd.	2,502,233
1,808	Lonza Group AG	1,000,658
41,946	Novartis AG	4,240,898
12,115	Roche Holding AG	3,569,972
51,684	SIG Group AG*	1,362,092
		13,706,652
United Kingdom 19.3%
29,168	AstraZeneca PLC	3,939,609
192,000	BAE Systems PLC	2,450,497
72,016	Bunzl PLC	2,581,804
22,685	Coca-Cola Europacific Partners PLC	1,454,335
74,455	Compass Group PLC	1,879,789
65,034	Experian PLC	2,275,475
See Notes to Financial Statements

Schedule of Investments International Select Fund^  (cont’d)
Number of Shares		Value
United Kingdom – cont'd
2,611,210	Lloyds Banking Group PLC	$1,401,052
23,723	London Stock Exchange Group PLC	2,457,676
530,506	Petershill Partners PLC(a)	1,176,078
99,969	RELX PLC	3,264,796
132,347	RS GROUP PLC	1,274,529
95,427	Smith & Nephew PLC	1,293,489
54,867	TechnipFMC PLC	1,044,668
41,211	Unilever PLC	2,110,352
		28,604,149
United States 7.7%
6,784	Aon PLC Class A	2,261,718
7,956	ICON PLC*	2,068,083
34,349	Nestle SA	4,137,356
38,258	Schlumberger NV	2,255,692
3,629	Schneider Electric SE	624,029
		11,346,878
Total Common Stocks (Cost $140,317,395)		144,818,445

Number of Shares		Value

Short-Term Investments 2.3%
Investment Companies 2.3%
2,691,530	State Street Institutional Treasury Money Market Fund Premier Class, 5.22%(c)	$2,691,530
732,576	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)(d)	732,576
Total Short-Term Investments (Cost $3,424,106)		3,424,106
Total Investments 99.9% (Cost $143,741,501)		148,242,551
Other Assets Less Liabilities 0.1%		175,692
Net Assets 100.0%		$148,418,243

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2023 amounted to $4,060,086, which represents 2.7% of net assets of the
Fund.

(b)
All or a portion of this security is on loan at August 31, 2023. Total value of all such securities at August 31,
2023 amounted to $686,186 for the Fund (see Note A of the Notes to Financial Statements).

(c)	Represents 7-day effective yield as of August 31, 2023.
(d)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments International Select Fund^  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Pharmaceuticals	$13,697,563	9.2%
Banks	11,642,874	7.8%
Professional Services	10,358,502	7.0%
Capital Markets	8,432,738	5.7%
Oil, Gas & Consumable Fuels	7,660,207	5.2%
Trading Companies & Distributors	6,857,944	4.6%
Semiconductors & Semiconductor Equipment	6,634,096	4.5%
Food Products	6,349,302	4.3%
Insurance	6,076,116	4.1%
Beverages	5,898,962	4.0%
Life Sciences Tools & Services	5,253,671	3.5%
Aerospace & Defense	5,185,990	3.5%
Machinery	4,780,166	3.2%
IT Services	4,644,500	3.1%
Textiles, Apparel & Luxury Goods	4,127,397	2.8%
Chemicals	3,968,133	2.7%
Software	3,642,513	2.5%
Energy Equipment & Services	3,300,360	2.2%
Containers & Packaging	2,874,671	1.9%
Household Durables	2,737,936	1.9%
Health Care Equipment & Supplies	2,731,176	1.8%
Industrial Conglomerates	2,258,680	1.5%
Wireless Telecommunication Services	2,217,568	1.5%
Personal Care Products	2,110,352	1.4%
Automobile Components	1,970,639	1.3%
Construction Materials	1,966,162	1.3%
Hotels, Restaurants & Leisure	1,879,789	1.3%
Diversified Telecommunication Services	1,863,287	1.3%
Financial Services	1,189,783	0.8%
Metals & Mining	1,048,538	0.7%
Consumer Staples Distribution & Retail	834,801	0.6%
Electrical Equipment	624,029	0.4%
Short-Term Investments and Other Assets—Net	3,599,798	2.4%
	$148,418,243	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$144,818,445	$—	$—	$144,818,445
Short-Term Investments	—	3,424,106	—	3,424,106
Total Investments	$144,818,445	$3,424,106	$—	$148,242,551

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 96.9%
Australia 5.3%
1,683	ARB Corp. Ltd.	$36,859
2,821	Corporate Travel Management Ltd.	34,090
6,013	Elders Ltd.	25,091
9,259	Hansen Technologies Ltd.	32,877
14,555	Steadfast Group Ltd.	53,190
		182,107
Belgium 2.1%
586	Bekaert SA	27,806
979	Shurgard Self Storage Ltd.	44,958
		72,764
Bermuda 1.0%
1,138	Bank of NT Butterfield & Son Ltd.	33,139
Brazil 1.0%
1,705	ERO Copper Corp.*	35,268
Canada 3.1%
431	Colliers International Group, Inc.	49,795
358	Descartes Systems Group, Inc.*	26,842
2,580	Softchoice Corp.(a)	31,849
		108,486
Denmark 1.2%
224	Chemometec AS*	13,786
394	Schouw & Co. AS	28,949
		42,735
Finland 1.3%
2,767	Kemira Oyj	43,866
France 11.0%
2,160	Believe SA*	21,946
2,573	Coface SA	34,513
1,854	Exclusive Networks SA*	37,433
932	Interparfums SA	61,647
1,226	Lectra	39,218
1,645	Rubis SCA	40,170
437	Societe BIC SA	27,958
267	Sopra Steria Group SACA	58,831
1,341	Tikehau Capital SCA(a)	31,991
94	Virbac SA	28,132
		381,839
Germany 2.5%
398	Dermapharm Holding SE	19,084
1,154	Jenoptik AG	33,862
580	Stabilus SE	32,578
		85,524
Ireland 1.0%
11,617	Uniphar PLC	35,145
Number of Shares		Value
Italy 4.4%
4,666	BFF Bank SpA(b)	$50,140
1,264	Carel Industries SpA(b)	35,568
5,138	GVS SpA*(b)	32,035
2,377	Intercos SpA	34,539
		152,282
Japan 28.4%
1,900	Amano Corp.	41,488
1,100	Ariake Japan Co. Ltd.	40,146
900	As One Corp.	35,389
1,300	Azbil Corp.	43,424
3,800	Casio Computer Co. Ltd.(a)	33,731
2,800	Daiei Kankyo Co. Ltd.	44,474
1,600	Fuji Corp.	26,448
1,600	Idec Corp.	33,486
1,700	Konishi Co. Ltd.	29,117
1,500	Nakanishi, Inc.	37,836
1,900	Nichias Corp.	39,830
1,700	Nippon Kanzai Holdings Co. Ltd.	31,150
2,100	Nohmi Bosai Ltd.	25,576
1,300	NS Solutions Corp.	35,293
8,700	Prestige International, Inc.	35,160
1,800	Relo Group, Inc.	21,118
1,000	Riken Keiki Co. Ltd.	36,290
1,300	Roland Corp.	34,847
2,300	Shinnihonseiyaku Co. Ltd.	25,356
1,200	SHO-BOND Holdings Co. Ltd.	48,398
2,600	Shoei Co. Ltd.(a)	44,103
2,100	Simplex Holdings, Inc.	41,511
3,900	Sun Frontier Fudousan Co. Ltd.	38,707
1,800	T Hasegawa Co. Ltd.	43,300
1,700	TechnoPro Holdings, Inc.	41,783
900	Ulvac, Inc.	34,974
4,100	YAMABIKO Corp.	41,565
		984,500
Jersey 1.0%
3,967	JTC PLC(b)	35,027
Netherlands 2.0%
1,117	Corbion NV	26,743
2,582	Fugro NV*	43,593
		70,336
New Zealand 0.5%
7,077	Skellerup Holdings Ltd.	18,146
Norway 2.8%
7,285	Aker Solutions ASA	30,410
2,753	Borregaard ASA	40,239
12,559	Elopak ASA	25,811
		96,460
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^  (cont’d)
Number of Shares		Value
Singapore 1.0%
4,800	Haw Par Corp. Ltd.	$35,624
Spain 3.2%
4,811	Applus Services SA	49,455
811	Befesa SA(b)	29,900
28,503	Unicaja Banco SA(b)	31,526
		110,881
Sweden 3.5%
1,089	Biotage AB	11,836
798	Cellavision AB	14,417
3,812	Sweco AB Class B	37,185
1,236	Thule Group AB(b)	35,821
843	Xvivo Perfusion AB*	22,522
		121,781
Switzerland 11.8%
1,109	Accelleron Industries AG	30,005
96	Belimo Holding AG	50,622
160	Bossard Holding AG Class A	36,679
56	Burckhardt Compression Holding AG	33,029
31	Inficon Holding AG	39,586
12	Interroll Holding AG	35,796
140	Kardex Holding AG	32,252
147	Komax Holding AG	36,860
171	Medacta Group SA(b)	24,004
163	Medartis Holding AG*(b)	15,740
54	Tecan Group AG	21,579
507	VZ Holding AG	51,311
		407,463
Number of Shares		Value
United Kingdom 8.8%
2,588	Big Yellow Group PLC	$35,244
56,256	Coats Group PLC	54,660
1,488	Diploma PLC	59,076
10,099	Essentra PLC	18,883
403	Games Workshop Group PLC	55,238
471	Genus PLC	13,890
6,710	OSB Group PLC	29,020
6,891	Restore PLC	15,277
1,252	Victrex PLC	23,822
		305,110
Total Common Stocks (Cost $3,333,736)		3,358,483

Short-Term Investments 3.7%
Investment Companies 3.7%
71,567	State Street Institutional Treasury Money Market Fund Premier Class, 5.22%(c)	71,567
55,632	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)(d)	55,632
Total Short-Term Investments (Cost $127,199)		127,199
Total Investments 100.6% (Cost $3,460,935)		3,485,682
Liabilities Less Other Assets (0.6)%		(19,103)
Net Assets 100.0%		$3,466,579

*	Non-income producing security.
(a)
All or a portion of this security is on loan at August 31, 2023. Total value of all such securities at August 31,
2023 amounted to $100,171, collateralized by cash collateral of $55,632 and non-cash (U.S. Treasury
Securities) collateral of $50,144 for the Fund (see Note A of the Notes to Financial Statements).

(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2023 amounted to $289,761, which represents 8.4% of net assets of the
Fund.

(c)	Represents 7-day effective yield as of August 31, 2023.
(d)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Machinery	$288,709	8.3%
Electronic Equipment, Instruments & Components	252,075	7.3%
Chemicals	225,970	6.5%
Commercial Services & Supplies	183,919	5.3%
IT Services	173,068	5.0%
Real Estate Management & Development	154,578	4.5%
Construction & Engineering	129,176	3.7%
Building Products	126,020	3.6%
Leisure Products	125,906	3.6%
Personal Care Products	121,542	3.5%
Capital Markets	118,329	3.4%
Health Care Equipment & Supplies	114,519	3.3%
Software	98,937	2.9%
Trading Companies & Distributors	95,755	2.8%
Food Products	94,186	2.7%
Professional Services	91,238	2.6%
Insurance	87,703	2.5%
Pharmaceuticals	82,840	2.4%
Automobile Components	80,962	2.3%
Financial Services	79,160	2.3%
Health Care Providers & Services	70,534	2.0%
Banks	64,665	1.9%
Electrical Equipment	63,491	1.8%
Metals & Mining	63,074	1.8%
Textiles, Apparel & Luxury Goods	54,660	1.6%
Life Sciences Tools & Services	47,201	1.4%
Gas Utilities	40,170	1.2%
Specialized REITs	35,244	1.0%
Semiconductors & Semiconductor Equipment	34,974	1.0%
Hotels, Restaurants & Leisure	34,090	1.0%
Household Durables	33,731	1.0%
Energy Equipment & Services	30,410	0.9%
Containers & Packaging	25,811	0.8%
Entertainment	21,946	0.6%
Biotechnology	13,890	0.4%
Short-Term Investments and Other Liabilities—Net	108,096	3.1%
	$3,466,579	100.0%
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$3,358,483	$—	$—	$3,358,483
Short-Term Investments	—	127,199	—	127,199
Total Investments	$3,358,483	$127,199	$—	$3,485,682

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 93.3%
Aerospace & Defense 0.6%
229,121	Mercury Systems, Inc.*	$8,992,999
Banks 4.4%
294,051	Banc of California, Inc.	3,684,459
565,737	BankUnited, Inc.	14,850,596
282,296	Comerica, Inc.	13,581,261
1,469,395	Huntington Bancshares, Inc.	16,295,590
327,136	Texas Capital Bancshares, Inc.*	20,426,372
		68,838,278
Building Products 1.7%
1,576,806	Resideo Technologies, Inc.*	26,584,949
Commercial Services & Supplies 4.2%
111,954	Clean Harbors, Inc.*	18,958,290
1,216,503	Enviri Corp.*	9,062,947
1,232,058	OPENLANE, Inc.*	19,232,426
395,395	Stericycle, Inc.*	17,480,413
		64,734,076
Communications Equipment 5.9%
718,860	Ciena Corp.*	35,928,623
791,807	EMCORE Corp.*	475,084
428,662	Radware Ltd.*	7,407,279
5,879,065	Ribbon Communications, Inc.*(a)	17,402,033
768,181	Viasat, Inc.*	21,309,341
911,112	Viavi Solutions, Inc.*	9,521,120
		92,043,480
Construction & Engineering 1.3%
170,463	Arcosa, Inc.	13,333,616
25,741	Valmont Industries, Inc.	6,525,343
		19,858,959
Consumer Finance 0.4%
162,473	Bread Financial Holdings, Inc.	6,105,735
Containers & Packaging 4.5%
174,703	Avery Dennison Corp.	32,910,551
403,428	Crown Holdings, Inc.	37,381,639
		70,292,190
Electrical Equipment 1.3%
2,388,935	Babcock & Wilcox Enterprises, Inc.*	12,541,909
560,011	Bloom Energy Corp. Class A*	8,394,565
		20,936,474
Electronic Equipment, Instruments & Components 4.4%
282,318	Coherent Corp.*	10,623,626
Number of Shares		Value
Electronic Equipment, Instruments & Components – cont'd
1,774,745	Innoviz Technologies Ltd.*	$4,064,166
267,166	Itron, Inc.*	18,276,826
411,507	nLight, Inc.*	4,695,295
120,778	OSI Systems, Inc.*	16,468,080
32,673	Teledyne Technologies, Inc.*	13,667,116
		67,795,109
Energy Equipment & Services 4.1%
302,038	Dril-Quip, Inc.*	8,330,208
964,503	Oil States International, Inc.*	7,561,703
734,411	Patterson-UTI Energy, Inc.	10,384,572
1,312,831	TechnipFMC PLC	24,996,302
2,171,597	TETRA Technologies, Inc.*	11,922,068
		63,194,853
Entertainment 1.2%
2,495,876	Lions Gate Entertainment Corp. Class B*	18,594,276
Financial Services 0.3%
247,722	Cannae Holdings, Inc.*	4,862,783
Food Products 1.9%
906,003	Hain Celestial Group, Inc.*	9,594,572
418,414	TreeHouse Foods, Inc.*	19,464,619
		29,059,191
Health Care Equipment & Supplies 4.9%
1,984,014	Accuray, Inc.*	5,654,440
295,073	AtriCure, Inc.*	13,322,546
332,400	Avanos Medical, Inc.*	6,993,696
533,154	CytoSorbents Corp.*	1,375,537
213,016	Haemonetics Corp.*	19,113,926
168,183	Integra LifeSciences Holdings Corp.*	7,154,505
1,247,223	OraSure Technologies, Inc.*	8,057,061
394,056	Varex Imaging Corp.*	7,751,081
516,539	Zimvie, Inc.*	6,095,160
		75,517,952
Health Care Providers & Services 4.4%
399,965	Acadia Healthcare Co., Inc.*	30,837,301
72,739	Molina Healthcare, Inc.*	22,557,819
491,447	Patterson Cos., Inc.	14,763,068
		68,158,188
Hotel & Resort REITs 0.6%
453,230	Chatham Lodging Trust	4,432,589
446,312	RLJ Lodging Trust	4,458,657
		8,891,246
Hotels, Restaurants & Leisure 3.6%
1,486,575	International Game Technology PLC	47,600,131
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^  (cont’d)
Number of Shares		Value
Hotels, Restaurants & Leisure – cont'd
181,337	SeaWorld Entertainment, Inc.*	$8,831,112
		56,431,243
Household Durables 1.1%
353,270	Tempur Sealy International, Inc.	16,504,774
Independent Power and Renewable Electricity Producers 3.8%
400,761	Ormat Technologies, Inc.	30,433,790
896,623	Vistra Corp.	28,171,895
		58,605,685
IT Services 3.4%
1,842,596	Kyndryl Holdings, Inc.*	31,103,021
2,135,942	Unisys Corp.*	8,607,846
137,257	Wix.com Ltd.*	13,556,874
		53,267,741
Life Sciences Tools & Services 1.3%
79,789	Charles River Laboratories International, Inc.*	16,501,961
1,461,604	Standard BioTools, Inc.*	4,384,812
		20,886,773
Machinery 0.9%
387,915	Enerpac Tool Group Corp.	10,163,373
1,226,233	Markforged Holding Corp.*	1,606,365
115,661	Twin Disc, Inc.*	1,671,302
		13,441,040
Media 2.7%
1,430,173	Criteo SA ADR*	42,182,953
Metals & Mining 1.5%
1,499,836	Cleveland-Cliffs, Inc.*	22,932,492
Oil, Gas & Consumable Fuels 3.0%
698,903	CNX Resources Corp.*	15,620,482
606,040	Devon Energy Corp.	30,962,584
		46,583,066
Pharmaceuticals 0.3%
1,327,090	Amneal Pharmaceuticals, Inc.*	5,427,798
Professional Services 3.7%
4,806,838	Conduent, Inc.*	15,093,471
694,582	KBR, Inc.	42,730,685
		57,824,156
Semiconductors & Semiconductor Equipment 9.1%
285,762	CEVA, Inc.*	6,635,394
39,433	Entegris, Inc.	3,993,380
511,798	MACOM Technology Solutions Holdings, Inc.*	43,277,639
Number of Shares		Value
Semiconductors & Semiconductor Equipment – cont'd
773,441	Rambus, Inc.*	$43,676,213
179,219	Semtech Corp.*	4,686,577
1,316,949	Veeco Instruments, Inc.*	38,441,741
		140,710,944
Software 6.6%
1,300,650	Adeia, Inc.	13,084,539
371,987	Box, Inc. Class A*	9,850,216
1,958,916	Cognyte Software Ltd.*	9,383,208
304,484	New Relic, Inc.*	25,914,633
588,033	OneSpan, Inc.*	7,203,404
294,108	Varonis Systems, Inc.*	9,390,868
461,850	Verint Systems, Inc.*	14,959,322
1,041,139	Xperi, Inc.*	12,285,440
		102,071,630
Specialty Retail 2.4%
364,316	Caleres, Inc.	10,444,940
1,057,568	Chico's FAS, Inc.*	5,425,324
162,221	Children's Place, Inc.*	4,300,479
342,639	ODP Corp.*	16,898,955
		37,069,698
Technology Hardware, Storage & Peripherals 1.8%
7,453,714	Quantum Corp.*(b)	4,621,303
1,556,126	Stratasys Ltd.*	22,875,052
		27,496,355
Textiles, Apparel & Luxury Goods 0.3%
685,120	Under Armour, Inc. Class C*	4,720,477
Trading Companies & Distributors 1.7%
424,569	AerCap Holdings NV*	26,119,485

Total Common Stocks (Cost $1,277,045,046)		1,446,737,048
Preferred Stocks 1.0%
Communications Equipment 1.0%
17,113	Ribbon Communications, Inc., Series A*#(a)(c)(d) (Cost $14,135,352)	14,927,633
Principal Amount
Convertible Bonds 1.0%
Communications Equipment 1.0%
$9,304,000	Infinera Corp., 2.50%, due 3/1/2027	8,474,719
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^  (cont’d)
Principal Amount		Value
Communications Equipment – cont'd
$7,500,000	Infinera Corp., 3.75%, due 8/1/2028	$7,278,750

Total Convertible Bonds (Cost $16,804,000)		15,753,469
Number of Shares
Warrants 0.1%
Communications Equipment 0.1%
1,511,444	Ribbon Communications, Inc. Expires 3/31/2027*#(a)(c)(d) (Cost $2,464,258)	2,110,621
Escrow Units 0.0%(e)
Software 0.0%(e)
3,150,000	Ion Geophysical(c)(d) (Cost $0)	0
Number of Shares		Value

Short-Term Investments 4.9%
Investment Companies 4.9%
76,051,986	State Street Institutional Treasury Money Market Fund Premier Class, 5.22%(f) (Cost $76,051,986)	$76,051,986
Total Investments 100.3% (Cost $1,386,500,642)		1,555,580,757
Liabilities Less Other Assets (0.3)%		(5,012,808)
Net Assets 100.0%		$1,550,567,949

*	Non-income producing security.
(a)	Security acquired via a PIPE transaction.
(b)	Affiliated company (see Note F of the Notes to Financial Statements).
(c)	Value determined using significant unobservable inputs.
(d)
Security fair valued as of August 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at August 31, 2023 amounted to $17,038,254, which represents
1.1% of net assets of the Fund.

(e)	Represents less than 0.05% of net assets of the Fund.
(f)	Represents 7-day effective yield as of August 31, 2023.
#
This security has been deemed by Management to be illiquid, and is subject to restrictions on resale. Total value of all such securities at August 31, 2023 amounted to $17,038,254, which represents 1.1% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 8/31/2023	Fair Value Percentage of Net Assets as of 8/31/2023
Ribbon Communications, Inc. (Series A Preferred Shares)	3/29/2023	$14,135,352	$14,927,633	1.0%
Ribbon Communications, Inc. Expires 3/31/2027 (Warrants)	3/29/2023	2,464,258	2,110,621	0.1%
Total		$16,599,610	$17,038,254	1.1%
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks#	$1,446,737,048	$—	$—	$1,446,737,048
Preferred Stocks#	—	—	14,927,633	14,927,633
Convertible Bonds#	—	15,753,469	—	15,753,469
Warrants#	—	—	2,110,621	2,110,621
Escrow Units#	—	—	—	—
Short-Term Investments	—	76,051,986	—	76,051,986
Total Investments	$1,446,737,048	$91,805,455	$17,038,254	$1,555,580,757

#	The Schedule of Investments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2023
Investments in Securities:
Preferred Stocks(1)	$—	$—	$—	$792	$14,136	$—	$—	$—	$14,928	$792
Warrants(1)	—	—	—	(354)	2,464	—	—	—	2,110	(354)
Escrow Units(2)	—	—	—	—	—	—	—	—	—	—
Total	$—	$—	$—	$438	$16,600	$—	$—	$—	$17,038	$438
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 8/31/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Preferred Stocks	$14,927,633	Income Approach	Discount Yield	20.3%	20.3%	Decrease
Warrants	2,110,621	Income Approach	Discount Yield	20.3%	20.3%	Decrease
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(2) At August 31, 2023, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^
August 31, 2023

Number of Shares		Value
Common Stocks 97.6%
Beverages 1.6%
1,005,443	Keurig Dr Pepper, Inc.	$33,833,157
Biotechnology 1.8%
251,150	AbbVie, Inc.	36,909,004
Broadline Retail 5.5%
828,635	Amazon.com, Inc.*	114,359,916
Capital Markets 3.8%
178,370	CME Group, Inc.	36,152,032
108,744	S&P Global, Inc.	42,503,680
		78,655,712
Commercial Services & Supplies 1.2%
162,550	Waste Management, Inc.	25,484,589
Computers 0.1%
90,909	Arctic Wolf Networks, Inc.*#(a)(b)	1,077,072
Consumer Staples Distribution & Retail 3.9%
46,559	Costco Wholesale Corp.	25,573,927
257,533	Dollar Tree, Inc.*	31,511,738
140,226	Walmart, Inc.	22,802,150
		79,887,815
Containers & Packaging 0.9%
97,908	Avery Dennison Corp.	18,443,909
Electric Utilities 1.7%
515,038	NextEra Energy, Inc.	34,404,538
Electronic Equipment, Instruments & Components 2.6%
148,239	CDW Corp.	31,300,665
167,839	TE Connectivity Ltd.	22,220,205
		53,520,870
Entertainment 2.7%
271,040	Activision Blizzard, Inc.	24,932,970
72,593	Netflix, Inc.*	31,482,132
		56,415,102
Financial Services 4.6%
111,760	MasterCard, Inc. Class A	46,116,647
195,243	Visa, Inc. Class A	47,967,300
		94,083,947
Ground Transportation 1.1%
106,452	Union Pacific Corp.	23,480,118
Health Care Equipment & Supplies 1.1%
434,649	Boston Scientific Corp.*	23,444,967
Health Care Providers & Services 3.1%
133,109	UnitedHealth Group, Inc.	63,437,087
Number of Shares		Value
Hotels, Restaurants & Leisure 2.2%
130,558	McDonald's Corp.	$36,706,382
549,049	Sweetgreen, Inc. Class A*	7,884,343
		44,590,725
Insurance 1.0%
158,402	Progressive Corp.	21,141,915
Interactive Media & Services 9.8%
625,993	Alphabet, Inc. Class A*	85,241,467
927,110	Match Group, Inc.*	43,453,646
250,277	Meta Platforms, Inc. Class A*	74,054,461
		202,749,574
IT Services 0.9%
222,055	Okta, Inc.*	18,543,813
Life Sciences Tools & Services 1.7%
63,384	Thermo Fisher Scientific, Inc.	35,311,226
Personal Care Products 0.4%
335,553	Kenvue, Inc.	7,734,497
17,500	Oddity Tech Ltd. Class A*	727,825
		8,462,322
Pharmaceuticals 1.1%
138,041	Johnson & Johnson	22,318,469
Professional Services 2.7%
178,319	Equifax, Inc.	36,858,537
779,687	Paycor HCM, Inc.*	18,299,254
		55,157,791
Semiconductors & Semiconductor Equipment 5.7%
171,042	Analog Devices, Inc.	31,092,015
174,964	NVIDIA Corp.	86,353,482
		117,445,497
Software 22.9%
74,516	Adobe, Inc.*	41,679,779
61,305	Atlassian Corp. Class A*	12,509,898
106,995	Grammarly, Inc.*#(a)(b)	1,953,162
85,757	Intuit, Inc.	46,464,000
700,816	Microsoft Corp.(c)	229,699,452
284,032	Salesforce, Inc.*	62,901,727
63,770	ServiceNow, Inc.*	37,549,689
159,011	Workday, Inc. Class A*	38,878,190
		471,635,897
Specialty Retail 8.2%
574,382	Chewy, Inc. Class A*	13,773,680
1,297,807	Fanatics Holdings, Inc. Class A*#(a)(b)	105,226,192
29,453	Home Depot, Inc.	9,728,326
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^  (cont’d)
Number of Shares		Value
Specialty Retail – cont'd
443,776	TJX Cos., Inc.	$41,040,404
		169,768,602
Technology Hardware, Storage & Peripherals 4.4%
488,563	Apple, Inc.	91,786,331
Textiles, Apparel & Luxury Goods 0.9%
172,298	NIKE, Inc. Class B	17,524,430

Total Common Stocks (Cost $1,302,792,187)		2,013,874,395
Preferred Stocks 1.0%
Entertainment 0.1%
8,256	A24 Films LLC*#(a)(b)(d)	971,153
Internet 0.4%
7,000	Fabletics LLC, Series G*#(a)(b)	7,804,300
20,788	Savage X, Inc., Series C*#(a)(b)	954,793
		8,759,093
IT Services 0.3%
287,787	Druva, Inc., Series 4*#(a)(b)	2,437,556
461,441	Druva, Inc., Series 5*#(a)(b)	4,429,833
		6,867,389
Software 0.2%
33,179	Grammarly, Inc., Series 3*#(a)(b)	981,094
90,310	Signifyd, Inc., Series Seed*#(a)(b)	861,558
39,343	Signifyd, Inc., Series A*#(a)(b)	376,119
82,373	Videoamp, Inc., Series F1*#(a)(b)	1,435,761
		3,654,532

Total Preferred Stocks (Cost $20,934,539)		20,252,167
Number of Units		Value
Master Limited Partnerships and Limited Partnerships 1.0%
Oil, Gas & Consumable Fuels 1.0%
819,829	Enterprise Products Partners LP (Cost $20,313,658)	$21,815,650

Total Purchased Option Contracts 0.0%(e)(f) (Cost $225,255)		13,522
Number of Shares
Short-Term Investments 0.5%
Investment Companies 0.5%
10,275,855	State Street Institutional Treasury Money Market Fund Premier Class, 5.22%(g) (Cost $10,275,855)	10,275,855
Total Investments 100.1% (Cost $1,354,541,494)		2,066,231,589
Liabilities Less Other Assets (0.1)%(h)		(2,870,856)
Net Assets 100.0%		$2,063,360,733

*	Non-income producing security.
(a)	Value determined using significant unobservable inputs.
(b)
Security fair valued as of August 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at August 31, 2023 amounted to $128,508,593, which represents
6.3% of net assets of the Fund.

(c)	All or a portion of this security is pledged as collateral for options written.
(d)	Security represented in Units.
(e)	See "Purchased option contracts" under Derivative Instruments.
(f)	Represents less than 0.05% of net assets of the Fund.
(g)	Represents 7-day effective yield as of August 31, 2023.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^  (cont’d)
(h)	Includes the impact of the Fund’s open positions in derivatives at August 31, 2023.
#
This security has been deemed by Management to be illiquid, and is subject to restrictions on resale. Total value of all such securities at August 31, 2023 amounted to $128,508,593, which represents 6.3% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 8/31/2023	Fair Value Percentage of Net Assets as of 8/31/2023
A24 Films LLC (Preferred Units)	2/25/2022	$940,028	$971,153	0.1%
Arctic Wolf Networks, Inc.	12/31/2021	999,999	1,077,072	0.1%
Druva, Inc. (Series 4 Preferred Shares)	6/14/2019	1,500,003	2,437,556	0.1%
Druva, Inc. (Series 5 Preferred Shares)	4/1/2021	4,325,000	4,429,833	0.2%
Fabletics LLC (Series G Preferred Shares)	1/10/2022	7,000,000	7,804,300	0.4%
Fanatics Holdings, Inc. Class A	8/13/2020-4/29/2021	23,018,871	105,226,192	5.1%
Grammarly, Inc. Class A	12/23/2021-1/24/2022	2,804,542	1,953,162	0.1%
Grammarly, Inc. (Series 3 Preferred Shares)	12/23/2021-1/24/2022	869,685	981,094	0.1%
Savage X, Inc. (Series C Preferred Shares)	11/30/2021	1,000,028	954,793	0.0%
Signifyd, Inc. (Series A Preferred Shares)	5/27/2021	1,213,732	376,119	0.0%
Signifyd, Inc. (Series Seed Preferred Shares)	5/27/2021	2,786,053	861,558	0.0%
Videoamp, Inc. (Series F1 Preferred Shares)	1/4/2022	1,300,011	1,435,761	0.1%
Total		$47,757,952	$128,508,593	6.3%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^  (cont’d)
Derivative Instruments
Purchased option contracts ("options purchased")
At August 31, 2023, the Fund had outstanding options purchased as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Specialty Retail
Chewy, Inc.	3,005	$7,205,990	$30	9/15/2023	$13,522
Total options purchased (cost $225,255)					$13,522
Written option contracts ("options written")
At August 31, 2023, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Interactive Media & Services
Match Group, Inc.	1,356	$(6,355,572)	$37.5	9/15/2023	$(3,390)
Specialty Retail
Chewy, Inc.	3,005	(7,205,990)	20	10/20/2023	(70,618)
Total options written (premium received $142,145)					$(74,008)
For the year ended August 31, 2023, the average market value for the months where the Fund had options purchased and options written outstanding was $13,522 and $(460,119), respectively. At August 31, 2023, the Fund had securities pledged in the amount of $13,110,400 to cover collateral requirements for options written.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Computers	$—	$—	$1,077,072	$1,077,072
Software	469,682,735	—	1,953,162	471,635,897
Specialty Retail	64,542,410	—	105,226,192	169,768,602
Other Common Stocks#	1,371,392,824	—	—	1,371,392,824
Total Common Stocks	1,905,617,969	—	108,256,426	2,013,874,395
Preferred Stocks#	—	—	20,252,167	20,252,167
Master Limited Partnerships and Limited Partnerships#	21,815,650	—	—	21,815,650
Options Purchased*	13,522	—	—	13,522
Short-Term Investments	—	10,275,855	—	10,275,855
Total Investments	$1,927,447,141	$10,275,855	$128,508,593	$2,066,231,589

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
*	The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2023
Investments in Securities:
Common Stocks(1)	$94,532	$—	$3,619	$16,027	$—	$(5,922)	$—	$—	$108,256	$16,969
Preferred Stocks(1)	19,951	—	—	302	—	—	—	—	20,253	302
Total	$114,483	$—	$3,619	$16,329	$—	$(5,922)	$—	$—	$128,509	$17,271
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 8/31/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$108,256,425	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	4.5x - 12.2x	4.7x	Increase
			Discount Rate	4.7%	4.7%	Decrease
			Term (Years)	3.4	3.4	Decrease
			Expected Volatility	65.0%	65.0%	Decrease
Preferred Stocks	19,281,014	Market Approach	Enterprise value/ Revenue multiple(c) (EV/Revenue)	0.8x - 10.7x	4.9x	Increase
			Discount Rate	0.3% - 5.3%	4.9%	Decrease
			Term (Years)	1.4 - 3.4	1.6	Decrease
			Expected Volatility	55.0% - 70.0%	63.2%	Decrease
Preferred Units	971,153	Market Approach	Enterprise value/ Revenue multiple(c) (EV/Revenue)	2.5x	2.5x	Increase
			Discount Rate	5.2%	5.2%	Decrease
			Term (Years)	3.5	3.5	Decrease
			Expected Volatility	20.0%	20.0%	Decrease
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
The following is a summary, categorized by level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s derivatives as of August 31, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(74,008)	$—	$—	$(74,008)
Total	$(74,008)	$—	$—	$(74,008)

†
Formerly Guardian Fund through September 30, 2022.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund†^  (cont’d)
^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Financial Statements

Schedule of Investments Large Cap Value Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 98.2%
Aerospace & Defense 2.0%
159,871	Boeing Co.*	$35,815,900
262,614	Lockheed Martin Corp.	117,742,987
1,063,938	RTX Corp.	91,541,226
		245,100,113
Banks 5.8%
2,366,877	Citigroup, Inc.	97,728,351
2,776,172	JPMorgan Chase & Co.	406,237,249
1,776,985	PNC Financial Services Group, Inc.	214,535,399
		718,500,999
Beverages 4.6%
712,596	Constellation Brands, Inc. Class A	185,674,014
4,534,594	Keurig Dr Pepper, Inc.	152,589,088
1,277,405	PepsiCo, Inc.	227,275,897
		565,538,999
Biotechnology 2.4%
1,972,892	Gilead Sciences, Inc.	150,886,780
179,165	Regeneron Pharmaceuticals, Inc.*	148,078,081
		298,964,861
Capital Markets 1.5%
908,659	CME Group, Inc.	184,167,006
Chemicals 2.2%
615,469	Air Products & Chemicals, Inc.	181,864,935
151,911	CF Industries Holdings, Inc.	11,707,781
2,101,506	Mosaic Co.	81,643,508
		275,216,224
Consumer Staples Distribution & Retail 4.9%
4,368,532	Kroger Co.	202,656,199
2,479,103	Walmart, Inc.	403,126,939
		605,783,138
Diversified Telecommunication Services 1.4%
4,871,594	Verizon Communications, Inc.	170,408,358
Electric Utilities 9.3%
3,504,902	American Electric Power Co., Inc.	274,784,317
3,977,921	Duke Energy Corp.	353,239,385
7,673,649	Exelon Corp.	307,866,798
3,094,093	NextEra Energy, Inc.	206,685,412
		1,142,575,912
Number of Shares		Value
Electrical Equipment 0.6%
698,766	Emerson Electric Co.	$68,653,759
Energy Equipment & Services 0.5%
1,064,024	Schlumberger NV	62,734,855
Financial Services 3.7%
1,281,728	Berkshire Hathaway, Inc. Class B*	461,678,426
Food Products 2.8%
4,850,102	Mondelez International, Inc. Class A	345,618,269
Health Care Equipment & Supplies 7.0%
235,562	Abbott Laboratories	24,239,330
1,025,956	Becton Dickinson & Co.	286,703,404
2,108,114	Boston Scientific Corp.*	113,711,669
2,418,773	Medtronic PLC	197,130,000
229,229	Stryker Corp.	64,997,883
1,517,127	Zimmer Biomet Holdings, Inc.	180,720,168
		867,502,454
Hotels, Restaurants & Leisure 3.3%
2,185,805	Las Vegas Sands Corp.	119,913,262
474,652	McDonald's Corp.	133,448,410
2,903,133	Yum China Holdings, Inc.	155,869,211
		409,230,883
Household Products 4.4%
3,486,809	Procter & Gamble Co.	538,154,101
Industrial Conglomerates 1.8%
1,307,032	3M Co.	139,421,104
684,857	General Electric Co.	78,388,732
		217,809,836
Insurance 0.4%
152,045	Aon PLC Class A	50,690,283
IT Services 0.2%
76,614	Accenture PLC Class A	24,805,315
Life Sciences Tools & Services 0.9%
87,466	Danaher Corp.	23,178,490
150,142	Thermo Fisher Scientific, Inc.	83,644,108
		106,822,598
Machinery 1.0%
505,593	Illinois Tool Works, Inc.	125,058,429
Media 1.2%
3,119,230	Comcast Corp. Class A	145,855,195
Metals & Mining 7.4%
943,096	Franco-Nevada Corp.	135,768,100
See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^  (cont’d)
Number of Shares		Value
Metals & Mining – cont'd
3,952,228	Freeport-McMoRan, Inc.	$157,733,419
6,831,053	Newmont Corp.	269,280,109
2,800,254	Rio Tinto PLC ADR	175,015,875
299,548	Southern Copper Corp.	24,161,542
3,322,779	Wheaton Precious Metals Corp.	144,806,709
		906,765,754
Multi-Utilities 5.4%
1,322,698	CenterPoint Energy, Inc.	36,890,047
2,996,807	DTE Energy Co.	309,809,908
4,540,416	Sempra	318,828,011
		665,527,966
Oil, Gas & Consumable Fuels 7.4%
1,841,402	Chevron Corp.	296,649,862
1,145,695	ConocoPhillips	136,372,076
4,010,610	Exxon Mobil Corp.	445,939,726
888,322	Williams Cos., Inc.	30,673,759
		909,635,423
Personal Care Products 1.2%
6,509,829	Kenvue, Inc.	150,051,558
Pharmaceuticals 11.8%
2,992,102	Bristol-Myers Squibb Co.	184,463,088
3,276,544	Johnson & Johnson	529,751,634
3,771,657	Merck & Co., Inc.	411,035,180
9,352,326	Pfizer, Inc.	330,885,294
		1,456,135,196
Number of Shares		Value
Semiconductors & Semiconductor Equipment 1.7%
360,049	Advanced Micro Devices, Inc.*	$38,064,380
275,425	Analog Devices, Inc.	50,066,757
808,638	Applied Materials, Inc.	123,527,541
		211,658,678
Software 0.4%
357,083	Oracle Corp.	42,989,222
Tobacco 1.0%
1,286,506	Philip Morris International, Inc.	123,581,766

Total Common Stocks (Cost $11,563,474,715)		12,097,215,576
Short-Term Investments 2.5%
Investment Companies 2.5%
309,451,766	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(a) (Cost $309,451,766)	309,451,766
Total Investments 100.7% (Cost $11,872,926,481)		12,406,667,342
Liabilities Less Other Assets (0.7)%		(85,621,714)
Net Assets 100.0%		$12,321,045,628

*	Non-income producing security.
(a)	Represents 7-day effective yield as of August 31, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$12,097,215,576	$—	$—	$12,097,215,576
Short-Term Investments	—	309,451,766	—	309,451,766
Total Investments	$12,097,215,576	$309,451,766	$—	$12,406,667,342

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 99.9%
Aerospace & Defense 3.1%
109,800	Axon Enterprise, Inc.*	$23,377,518
146,100	HEICO Corp.	24,648,531
		48,026,049
Automobile Components 0.8%
125,795	Aptiv PLC*	12,761,903
Biotechnology 2.8%
64,333	Alnylam Pharmaceuticals, Inc.*	12,726,354
40,471	BioMarin Pharmaceutical, Inc.*	3,698,240
219,412	Natera, Inc.*	12,886,067
79,154	Neurocrine Biosciences, Inc.*	8,619,079
50,950	Sarepta Therapeutics, Inc.*	6,165,459
		44,095,199
Building Products 1.4%
146,900	Builders FirstSource, Inc.*	21,306,376
Capital Markets 1.6%
246,134	Ares Management Corp. Class A	25,460,101
Commercial Services & Supplies 2.5%
57,837	Cintas Corp.	29,159,680
67,600	Waste Connections, Inc.	9,260,524
		38,420,204
Communications Equipment 1.7%
138,498	Arista Networks, Inc.*	27,038,965
Construction & Engineering 1.1%
80,700	Quanta Services, Inc.	16,936,509
Consumer Staples Distribution & Retail 1.1%
247,967	BJ's Wholesale Club Holdings, Inc.*	16,710,496
Distributors 1.1%
337,000	LKQ Corp.	17,702,610
Electrical Equipment 4.7%
121,600	AMETEK, Inc.	19,396,416
47,700	Hubbell, Inc.	15,552,585
69,800	Rockwell Automation, Inc.	21,783,184
424,700	Vertiv Holdings Co.	16,728,933
		73,461,118
Entertainment 2.4%
238,618	Spotify Technology SA*	36,740,013
Ground Transportation 2.7%
67,100	JB Hunt Transport Services, Inc.	12,606,748
Number of Shares		Value
Ground Transportation – cont'd
70,200	Old Dominion Freight Line, Inc.	$30,001,374
		42,608,122
Health Care Equipment & Supplies 7.7%
30,641	Align Technology, Inc.*	11,341,460
246,708	Axonics, Inc.*	14,136,368
369,090	Dexcom, Inc.*	37,270,708
48,000	IDEXX Laboratories, Inc.*	24,547,680
24,939	Inspire Medical Systems, Inc.*	5,658,160
52,902	Insulet Corp.*	10,141,843
42,894	Penumbra, Inc.*	11,345,463
26,010	Shockwave Medical, Inc.*	5,732,344
		120,174,026
Health Care Providers & Services 1.0%
85,118	Cencora, Inc.	14,979,066
Hotels, Restaurants & Leisure 4.6%
97,400	Churchill Downs, Inc.	12,202,272
167,000	Darden Restaurants, Inc.	25,970,170
682,500	DraftKings, Inc. Class A*	20,236,125
56,400	Vail Resorts, Inc.	12,764,448
		71,173,015
Household Products 1.6%
257,100	Church & Dwight Co., Inc.	24,879,567
Insurance 4.0%
124,481	Arch Capital Group Ltd.*	9,567,610
166,201	Arthur J Gallagher & Co.	38,306,006
36,072	Kinsale Capital Group, Inc.	14,379,381
		62,252,997
IT Services 1.9%
76,059	MongoDB, Inc.*	29,001,297
Life Sciences Tools & Services 5.8%
195,363	Agilent Technologies, Inc.	23,652,598
345,156	Avantor, Inc.*	7,472,627
43,009	Bio-Rad Laboratories, Inc. Class A*	17,212,202
145,441	IQVIA Holdings, Inc.*	32,379,530
50,901	Repligen Corp.*	8,852,193
		89,569,150
Machinery 1.4%
270,500	Fortive Corp.	21,328,925
Media 2.7%
523,323	Trade Desk, Inc. Class A*	41,881,540
Oil, Gas & Consumable Fuels 2.3%
94,600	Cheniere Energy, Inc.	15,438,720
See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^  (cont’d)
Number of Shares		Value
Oil, Gas & Consumable Fuels – cont'd
131,774	Diamondback Energy, Inc.	$20,000,658
		35,439,378
Pharmaceuticals 0.8%
400,000	Royalty Pharma PLC Class A	11,928,000
Professional Services 2.4%
75,315	Paylocity Holding Corp.*	15,100,658
89,100	Verisk Analytics, Inc.	21,581,802
		36,682,460
Real Estate Management & Development 1.0%
190,300	CoStar Group, Inc.*	15,602,697
Semiconductors & Semiconductor Equipment 5.3%
355,649	Lattice Semiconductor Corp.*	34,590,422
54,415	Monolithic Power Systems, Inc.	28,361,642
202,085	ON Semiconductor Corp.*	19,897,289
		82,849,353
Software 20.9%
196,206	Bills Holdings, Inc.*	22,622,552
178,794	Cadence Design Systems, Inc.*	42,989,229
335,438	Crowdstrike Holdings, Inc. Class A*	54,686,457
388,260	Datadog, Inc. Class A*	37,459,325
294,718	Descartes Systems Group, Inc.*	22,092,061
211,498	Manhattan Associates, Inc.*	42,853,725
3,026,373	Palantir Technologies, Inc. Class A*	45,335,067
70,392	Palo Alto Networks, Inc.*	17,126,374
Number of Shares		Value
Software – cont'd
246,684	Zscaler, Inc.*	$38,495,038
		323,659,828
Specialty Retail 5.7%
21,900	O'Reilly Automotive, Inc.*	20,579,430
32,900	RH*	12,014,751
215,500	Ross Stores, Inc.	26,250,055
46,500	Tractor Supply Co.	10,160,250
45,600	Ulta Beauty, Inc.*	18,925,368
		87,929,854
Textiles, Apparel & Luxury Goods 0.9%
459,700	On Holding AG Class A*	13,253,151
Trading Companies & Distributors 2.9%
41,000	United Rentals, Inc.	19,538,140
36,300	W.W. Grainger, Inc.	25,923,282
		45,461,422

Total Common Stocks (Cost $1,343,920,098)		1,549,313,391
Short-Term Investments 0.7%
Investment Companies 0.7%
10,279,218	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(a) (Cost $10,279,218)	10,279,218
Total Investments 100.6% (Cost $1,354,199,316)		1,559,592,609
Liabilities Less Other Assets (0.6)%		(8,692,889)
Net Assets 100.0%		$1,550,899,720

*	Non-income producing security.
(a)	Represents 7-day effective yield as of August 31, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$1,549,313,391	$—	$—	$1,549,313,391
Short-Term Investments	—	10,279,218	—	10,279,218
Total Investments	$1,549,313,391	$10,279,218	$—	$1,559,592,609

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 99.5%
Aerospace & Defense 2.4%
2,785	General Dynamics Corp.	$631,192
4,019	L3Harris Technologies, Inc.	715,744
		1,346,936
Automobile Components 1.9%
10,346	Aptiv PLC*	1,049,602
Banks 4.0%
13,005	Comerica, Inc.	625,671
72,792	Huntington Bancshares, Inc.	807,263
24,328	Truist Financial Corp.	743,220
		2,176,154
Beverages 1.2%
10,132	Molson Coors Beverage Co. Class B	643,281
Building Products 4.8%
2,950	Carlisle Cos., Inc.	775,909
17,347	Fortune Brands Innovations, Inc.	1,197,290
17,584	Masterbrand, Inc.*	225,251
26,943	Resideo Technologies, Inc.*	454,259
		2,652,709
Chemicals 0.7%
4,133	Ashland, Inc.	358,042
Commercial Services & Supplies 2.0%
44,171	OPENLANE, Inc.*	689,509
8,657	Stericycle, Inc.*	382,726
		1,072,235
Communications Equipment 2.9%
19,931	Ciena Corp.*	996,151
2,163	Motorola Solutions, Inc.	613,362
		1,609,513
Construction & Engineering 1.9%
13,605	Arcosa, Inc.	1,064,183
Consumer Finance 0.6%
9,309	Bread Financial Holdings, Inc.	349,832
Consumer Staples Distribution & Retail 1.8%
8,281	Dollar Tree, Inc.*	1,013,263
Containers & Packaging 3.5%
2,369	Avery Dennison Corp.	446,272
6,897	Crown Holdings, Inc.	639,076
22,035	Sealed Air Corp.	816,617
		1,901,965
Electric Utilities 3.2%
22,386	Evergy, Inc.	1,230,559
Number of Shares		Value
Electric Utilities – cont'd
14,117	FirstEnergy Corp.	$509,200
		1,739,759
Electronic Equipment, Instruments & Components 3.6%
3,492	CDW Corp.	737,336
9,148	Coherent Corp.*	344,239
12,772	Itron, Inc.*	873,733
		1,955,308
Energy Equipment & Services 2.1%
32,019	Baker Hughes Co.	1,158,768
Entertainment 1.6%
116,506	Lions Gate Entertainment Corp. Class B*	867,970
Financial Services 1.9%
8,364	Global Payments, Inc.	1,059,635
Food Products 3.4%
45,300	Hain Celestial Group, Inc.*	479,727
30,107	TreeHouse Foods, Inc.*	1,400,578
		1,880,305
Health Care Equipment & Supplies 4.5%
19,023	Avanos Medical, Inc.*	400,244
9,646	Haemonetics Corp.*	865,536
8,862	Zimmer Biomet Holdings, Inc.	1,055,641
13,156	Zimvie, Inc.*	155,241
		2,476,662
Health Care Providers & Services 2.1%
2,770	McKesson Corp.	1,142,126
Hotels, Restaurants & Leisure 5.3%
25,809	International Game Technology PLC	826,404
25,875	MGM Resorts International*	1,137,982
23,048	Travel & Leisure Co.	926,530
		2,890,916
Independent Power and Renewable Electricity Producers 3.4%
44,297	AES Corp.	794,245
33,480	Vistra Corp.	1,051,942
		1,846,187
Insurance 3.3%
7,016	Allstate Corp.	756,395
9,412	Globe Life, Inc.	1,050,097
		1,806,492
IT Services 2.3%
20,743	Kyndryl Holdings, Inc.*	350,142
9,306	Wix.com Ltd.*	919,153
		1,269,295
See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^  (cont’d)
Number of Shares		Value
Life Sciences Tools & Services 0.3%
696	Charles River Laboratories International, Inc.*	$143,947
Machinery 3.4%
17,268	Allison Transmission Holdings, Inc.	1,043,851
31,136	Enerpac Tool Group Corp.	815,763
		1,859,614
Metals & Mining 0.5%
16,803	Cleveland-Cliffs, Inc.*	256,918
Multi-Utilities 2.4%
47,971	CenterPoint Energy, Inc.	1,337,911
Oil, Gas & Consumable Fuels 6.8%
17,418	Devon Energy Corp.	889,886
10,623	EOG Resources, Inc.	1,366,330
5,265	Phillips 66	601,052
25,731	Williams Cos., Inc.	888,492
		3,745,760
Personal Care Products 0.2%
5,413	Kenvue, Inc.	124,770
Professional Services 4.6%
143,600	Conduent, Inc.*	450,904
45,097	Dun & Bradstreet Holdings, Inc.	491,557
26,206	KBR, Inc.	1,612,193
		2,554,654
Retail REITs 1.9%
17,075	Regency Centers Corp.	1,062,065
Semiconductors & Semiconductor Equipment 2.8%
2,939	NXP Semiconductors NV	604,611
8,603	Skyworks Solutions, Inc.	935,490
		1,540,101
Number of Shares		Value
Software 2.9%
11,149	DocuSign, Inc.*	$560,794
27,425	Dropbox, Inc. Class A*	762,141
6,990	Smartsheet, Inc. Class A*	291,693
		1,614,628
Specialty Retail 2.7%
140,274	Chico's FAS, Inc.*	719,606
17,661	Children's Place, Inc.*	468,193
6,460	ODP Corp.*	318,607
		1,506,406
Technology Hardware, Storage & Peripherals 3.2%
49,682	Hewlett Packard Enterprise Co.	844,097
24,951	Pure Storage, Inc. Class A*	912,957
		1,757,054
Textiles, Apparel & Luxury Goods 0.5%
38,270	Under Armour, Inc. Class C*	263,680
Trading Companies & Distributors 2.9%
26,298	AerCap Holdings NV*	1,617,853

Total Common Stocks (Cost $46,279,487)		54,716,499
Short-Term Investments 0.5%
Investment Companies 0.5%
276,953	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(a) (Cost $276,953)	276,953
Total Investments 100.0% (Cost $46,556,440)		54,993,452
Other Assets Less Liabilities 0.0%(b)		16,804
Net Assets 100.0%		$55,010,256

*	Non-income producing security.
(a)	Represents 7-day effective yield as of August 31, 2023.
(b)	Represents less than 0.05% of net assets of the Fund.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$54,716,499	$—	$—	$54,716,499
Short-Term Investments	—	276,953	—	276,953
Total Investments	$54,716,499	$276,953	$—	$54,993,452

#	The Schedule of Investments provides information on the industry or sector categorization.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^  (cont’d)
^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 99.0%
Aerospace & Defense 1.2%
35,000	RTX Corp.	$3,011,400
Banks 3.4%
59,500	JPMorgan Chase & Co.	8,706,635
Broadline Retail 3.3%
60,000	Amazon.com, Inc.*	8,280,600
Capital Markets 6.1%
245,000	Brookfield Corp. Class A	8,356,950
48,000	Charles Schwab Corp.	2,839,200
37,000	Intercontinental Exchange, Inc.	4,365,630
		15,561,780
Communications Equipment 3.0%
27,000	Motorola Solutions, Inc.	7,656,390
Construction Materials 2.3%
30,000	Eagle Materials, Inc.	5,679,600
Consumer Staples Distribution & Retail 5.3%
64,000	BJ's Wholesale Club Holdings, Inc.*	4,312,960
21,000	Dollar Tree, Inc.*	2,569,560
160,000	U.S. Foods Holding Corp.*	6,468,800
		13,351,320
Containers & Packaging 6.4%
17,000	Avery Dennison Corp.	3,202,460
60,000	Ball Corp.	3,267,000
440,000	Graphic Packaging Holding Co.	9,785,600
		16,255,060
Electrical Equipment 1.9%
15,000	Rockwell Automation, Inc.	4,681,200
Entertainment 1.2%
16,000	Electronic Arts, Inc.	1,919,680
14,000	Walt Disney Co.*	1,171,520
		3,091,200
Financial Services 7.5%
45,000	Apollo Global Management, Inc.	3,930,300
42,000	Berkshire Hathaway, Inc. Class B*	15,128,400
		19,058,700
Food Products 3.4%
78,000	Mondelez International, Inc. Class A	5,558,280
83,000	Simply Good Foods Co.*	2,994,640
		8,552,920
Number of Shares		Value
Ground Transportation 3.4%
282,000	CSX Corp.	$8,516,400
Health Care Equipment & Supplies 2.3%
21,000	Becton Dickinson & Co.	5,868,450
Health Care Providers & Services 3.5%
32,000	HCA Healthcare, Inc.	8,873,600
Hotels, Restaurants & Leisure 6.2%
212,000	Aramark	7,882,160
650	Booking Holdings, Inc.*	2,018,270
21,000	McDonald's Corp.	5,904,150
		15,804,580
Household Products 0.6%
7,000	WD-40 Co.	1,504,090
Independent Power and Renewable Electricity Producers 0.8%
74,000	Brookfield Renewable Corp. Class A	2,068,300
Insurance 2.3%
29,000	Chubb Ltd.	5,825,230
Interactive Media & Services 5.5%
102,000	Alphabet, Inc. Class C*	14,009,700
Machinery 5.8%
9,000	Deere & Co.	3,698,460
27,000	Nordson Corp.	6,591,780
40,000	Westinghouse Air Brake Technologies Corp.	4,500,800
		14,791,040
Oil, Gas & Consumable Fuels 1.4%
28,000	EOG Resources, Inc.	3,601,360
Pharmaceuticals 1.5%
105,000	Pfizer, Inc.	3,714,900
Professional Services 2.7%
44,000	TransUnion	3,573,680
13,000	Verisk Analytics, Inc.	3,148,860
		6,722,540
Semiconductors & Semiconductor Equipment 0.4%
9,000	QUALCOMM, Inc.	1,030,770
Software 4.9%
38,000	Microsoft Corp.	12,454,880
Specialty Retail 3.7%
23,000	Lowe's Cos., Inc.	5,301,040
45,000	TJX Cos., Inc.	4,161,600
		9,462,640
See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^  (cont’d)
Number of Shares		Value
Technology Hardware, Storage & Peripherals 4.8%
65,000	Apple, Inc.	$12,211,550
Textiles, Apparel & Luxury Goods 1.3%
33,000	NIKE, Inc. Class B	3,356,430
Wireless Telecommunication Services 2.9%
53,000	T-Mobile U.S., Inc.*	7,221,250

Total Common Stocks (Cost $134,615,568)		250,924,515
Short-Term Investments 1.1%
Investment Companies 1.1%
2,861,318	State Street Institutional Treasury Money Market Fund Premier Class, 5.22%(a) (Cost $2,861,318)	2,861,318
Total Investments 100.1% (Cost $137,476,886)		253,785,833
Liabilities Less Other Assets (0.1)%		(361,661)
Net Assets 100.0%		$253,424,172

*	Non-income producing security.
(a)	Represents 7-day effective yield as of August 31, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$250,924,515	$—	$—	$250,924,515
Short-Term Investments	—	2,861,318	—	2,861,318
Total Investments	$250,924,515	$2,861,318	$—	$253,785,833

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Real Estate Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 98.1%
Health Care REITs 9.3%
625,878	Healthpeak Properties, Inc.	$12,880,569
247,442	Omega Healthcare Investors, Inc.	7,873,605
492,634	Ventas, Inc.	21,518,253
381,115	Welltower, Inc.	31,586,811
		73,859,238
Industrial REITs 10.3%
36,516	EastGroup Properties, Inc.	6,559,369
522,696	Prologis, Inc.	64,918,843
188,472	Rexford Industrial Realty, Inc.	10,077,598
		81,555,810
Office REITs 2.6%
146,110	Boston Properties, Inc.	9,755,765
1,526,999	Hudson Pacific Properties, Inc.	10,398,863
		20,154,628
Residential REITs 19.1%
305,901	American Homes 4 Rent Class A	11,024,672
716,930	Apartment Income REIT Corp.	24,418,636
226,705	Equity LifeStyle Properties, Inc.	15,180,167
314,842	Equity Residential	20,411,207
111,627	Essex Property Trust, Inc.	26,610,760
691,795	Invitation Homes, Inc.	23,583,292
175,317	Sun Communities, Inc.	21,462,307
207,310	UDR, Inc.	8,271,669
		150,962,710
Retail REITs 14.8%
1,160,917	Kimco Realty Corp.	21,987,768
723,543	Realty Income Corp.	40,547,350
Number of Shares		Value
Retail REITs – cont'd
141,830	Regency Centers Corp.	$8,821,826
538,081	Retail Opportunity Investments Corp.	7,242,570
262,135	Simon Property Group, Inc.	29,749,701
530,421	Urban Edge Properties	8,677,687
		117,026,902
Specialized REITs 42.0%
385,436	American Tower Corp.	69,887,256
403,102	Crown Castle, Inc.	40,511,751
47,227	Equinix, Inc.	36,902,233
205,126	Extra Space Storage, Inc.	26,395,614
485,982	Iron Mountain, Inc.	30,879,296
188,013	Public Storage	51,963,033
82,120	SBA Communications Corp.	18,438,404
1,044,222	VICI Properties, Inc.	32,203,806
771,335	Weyerhaeuser Co.	25,261,221
		332,442,614

Total Common Stocks (Cost $883,188,564)		776,001,902
Short-Term Investments 1.8%
Investment Companies 1.8%
14,348,482	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(a) (Cost $14,348,482)	14,348,482
Total Investments 99.9% (Cost $897,537,046)		790,350,384
Other Assets Less Liabilities 0.1%		1,033,272
Net Assets 100.0%		$791,383,656

(a)	Represents 7-day effective yield as of August 31, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$776,001,902	$—	$—	$776,001,902
Short-Term Investments	—	14,348,482	—	14,348,482
Total Investments	$776,001,902	$14,348,482	$—	$790,350,384

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 98.0%
Aerospace & Defense 2.8%
51,100	BWX Technologies, Inc.	$3,769,136
27,300	Curtiss-Wright Corp.	5,678,127
		9,447,263
Automobile Components 0.8%
19,682	Visteon Corp.*	2,741,112
Beverages 0.8%
23,571	MGP Ingredients, Inc.	2,826,163
Biotechnology 8.3%
129,736	Alkermes PLC*	3,786,994
363,379	Amicus Therapeutics, Inc.*	4,658,519
85,046	Arrowhead Pharmaceuticals, Inc.*	2,350,671
36,185	Blueprint Medicines Corp.*	1,804,184
30,217	Cytokinetics, Inc.*	1,055,782
112,350	Halozyme Therapeutics, Inc.*	4,781,616
52,538	Immunovant, Inc.*	1,193,138
109,268	Insmed, Inc.*	2,391,877
89,175	Ultragenyx Pharmaceutical, Inc.*	3,280,748
43,885	Vaxcyte, Inc.*	2,278,509
55,608	Viking Therapeutics, Inc.*	767,947
		28,349,985
Building Products 1.8%
52,700	Trex Co., Inc.*	3,761,199
84,600	Zurn Elkay Water Solutions Corp.	2,505,852
		6,267,051
Capital Markets 0.7%
15,848	Piper Sandler Cos.	2,361,035
Commercial Services & Supplies 1.3%
55,145	Casella Waste Systems, Inc. Class A*	4,343,772
Communications Equipment 1.9%
135,575	Calix, Inc.*	6,305,593
Construction & Engineering 3.1%
240,568	API Group Corp.*	6,771,989
20,800	Comfort Systems USA, Inc.	3,839,056
		10,611,045
Containers & Packaging 1.0%
148,633	Graphic Packaging Holding Co.	3,305,598
Diversified Consumer Services 1.7%
30,500	Bright Horizons Family Solutions, Inc.*	2,879,810
Number of Shares		Value
Diversified Consumer Services – cont'd
269,659	OneSpaWorld Holdings Ltd.*	$3,084,899
		5,964,709
Electrical Equipment 2.3%
98,100	nVent Electric PLC	5,546,574
113,934	Shoals Technologies Group, Inc. Class A*	2,242,221
		7,788,795
Energy Equipment & Services 1.6%
78,700	ChampionX Corp.	2,840,283
30,500	Weatherford International PLC*	2,699,860
		5,540,143
Financial Services 3.2%
212,829	Flywire Corp.*	7,359,627
59,419	Shift4 Payments, Inc. Class A*	3,374,405
		10,734,032
Food Products 1.1%
251,875	Utz Brands, Inc.	3,888,950
Ground Transportation 1.2%
9,900	Saia, Inc.*	4,219,380
Health Care Equipment & Supplies 7.6%
138,258	Axonics, Inc.*	7,922,183
29,936	Glaukos Corp.*	2,249,391
8,423	Inspire Medical Systems, Inc.*	1,911,010
24,952	iRhythm Technologies, Inc.*	2,579,288
25,241	Lantheus Holdings, Inc.*	1,727,494
143,479	Neogen Corp.*	3,317,235
304,608	Paragon 28, Inc.*	4,365,033
109,166	Treace Medical Concepts, Inc.*	1,697,531
		25,769,165
Health Care Providers & Services 2.8%
33,267	HealthEquity, Inc.*	2,247,186
105,385	Option Care Health, Inc.*	3,670,559
107,173	RadNet, Inc.*	3,580,650
		9,498,395
Health Care Technology 1.3%
99,577	Phreesia, Inc.*	2,834,957
44,241	Schrodinger, Inc.*	1,632,051
		4,467,008
Hotels, Restaurants & Leisure 4.4%
70,122	Boyd Gaming Corp.	4,689,058
24,362	Churchill Downs, Inc.	3,052,071
41,808	Texas Roadhouse, Inc.	4,352,213
17,000	Wingstop, Inc.	2,730,880
		14,824,222
See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^  (cont’d)
Number of Shares		Value
Household Durables 2.9%
26,800	Installed Building Products, Inc.	$3,878,764
84,300	Skyline Champion Corp.*	6,008,061
		9,886,825
Insurance 2.9%
24,639	Kinsale Capital Group, Inc.	9,821,845
Life Sciences Tools & Services 1.1%
320,993	Pacific Biosciences of California, Inc.*	3,620,801
Marine Transportation 1.3%
53,400	Kirby Corp.*	4,423,122
Metals & Mining 1.4%
104,900	ATI, Inc.*	4,755,117
Oil, Gas & Consumable Fuels 1.6%
73,373	Magnolia Oil & Gas Corp. Class A	1,672,904
56,985	Matador Resources Co.	3,618,548
		5,291,452
Passenger Airlines 1.0%
80,700	Alaska Air Group, Inc.*	3,386,979
Personal Care Products 1.9%
46,700	elf Beauty, Inc.*	6,477,757
Pharmaceuticals 1.3%
62,663	Arvinas, Inc.*	1,767,723
44,181	Prestige Consumer Healthcare, Inc.*	2,577,078
		4,344,801
Professional Services 1.7%
80,800	CBIZ, Inc.*	4,533,688
14,587	Exponent, Inc.	1,310,788
		5,844,476
Semiconductors & Semiconductor Equipment 9.9%
59,617	Aehr Test Systems*	3,041,063
51,043	Axcelis Technologies, Inc.*	9,807,912
50,423	Impinj, Inc.*	3,356,659
36,151	MACOM Technology Solutions Holdings, Inc.*	3,056,929
54,478	Onto Innovation, Inc.*	7,571,352
Number of Shares		Value
Semiconductors & Semiconductor Equipment – cont'd
122,497	Rambus, Inc.*	$6,917,406
		33,751,321
Software 12.9%
50,200	Altair Engineering, Inc. Class A*	3,337,296
11,457	CyberArk Software Ltd.*	1,902,320
67,046	Descartes Systems Group, Inc.*	5,025,768
146,888	DoubleVerify Holdings, Inc.*	4,966,283
220,850	Intapp, Inc.*	8,085,319
52,116	Manhattan Associates, Inc.*	10,559,744
44,437	Sprout Social, Inc. Class A*	2,379,157
40,109	SPS Commerce, Inc.*	7,465,488
		43,721,375
Specialty Retail 0.9%
55,500	Academy Sports & Outdoors, Inc.	3,028,635
Technology Hardware, Storage & Peripherals 3.5%
43,590	Super Micro Computer, Inc.*	11,990,737
Trading Companies & Distributors 4.0%
104,341	Air Lease Corp.	4,252,939
34,000	Applied Industrial Technologies, Inc.	5,248,580
41,432	H&E Equipment Services, Inc.	1,877,699
14,260	WESCO International, Inc.	2,307,981
		13,687,199

Total Common Stocks (Cost $309,277,291)		333,285,858
Short-Term Investments 2.1%
Investment Companies 2.1%
6,912,139	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(a) (Cost $6,912,139)	6,912,139
Total Investments 100.1% (Cost $316,189,430)		340,197,997
Liabilities Less Other Assets (0.1)%		(203,540)
Net Assets 100.0%		$339,994,457

*	Non-income producing security.
(a)	Represents 7-day effective yield as of August 31, 2023.
See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$333,285,858	$—	$—	$333,285,858
Short-Term Investments	—	6,912,139	—	6,912,139
Total Investments	$333,285,858	$6,912,139	$—	$340,197,997

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 99.7%
Banks 4.4%
1,020,499	Bank of America Corp.	$29,257,706
201,129	JPMorgan Chase & Co.	29,431,207
		58,688,913
Broadline Retail 7.8%
749,224	Amazon.com, Inc.*	103,400,404
Capital Markets 2.7%
178,300	Interactive Brokers Group, Inc. Class A	16,239,564
171,405	Intercontinental Exchange, Inc.	20,224,076
		36,463,640
Chemicals 1.9%
91,108	Sherwin-Williams Co.	24,755,866
Communications Equipment 2.0%
136,367	Arista Networks, Inc.*	26,622,929
Consumer Staples Distribution & Retail 1.7%
42,375	Costco Wholesale Corp.	23,275,740
Diversified Telecommunication Services 1.6%
128,024	Space Exploration Technologies Corp. Class A*#(a)(b)	10,369,944
137,408	Space Exploration Technologies Corp. Class C*#(a)(b)	11,130,048
		21,499,992
Electrical Equipment 1.3%
740,057	Vestas Wind Systems AS*	17,118,078
Electronic Equipment, Instruments & Components 1.9%
89,962	Zebra Technologies Corp. Class A*	24,740,450
Financial Services 12.8%
32	Berkshire Hathaway, Inc. Class A*	17,495,200
178,241	Berkshire Hathaway, Inc. Class B*	64,202,408
205,733	Fiserv, Inc.*	24,973,929
153,896	MasterCard, Inc. Class A	63,503,646
		170,175,183
Ground Transportation 1.9%
832,368	CSX Corp.	25,137,514
Health Care Equipment & Supplies 2.7%
103,731	Becton Dickinson & Co.	28,987,628
37,798	Embecta Corp.	692,837
Number of Shares		Value
Health Care Equipment & Supplies – cont'd
13,239	IDEXX Laboratories, Inc.*	$6,770,557
		36,451,022
Health Care Providers & Services 7.3%
230,841	Cencora, Inc.	40,623,399
206,168	Cigna Group	56,955,972
		97,579,371
Hotels, Restaurants & Leisure 3.5%
1,826,167	Compass Group PLC	46,105,806
Household Products 2.1%
385,143	Colgate-Palmolive Co.	28,296,456
Insurance 3.2%
321,017	Progressive Corp.	42,846,139
Interactive Media & Services 7.5%
737,752	Alphabet, Inc. Class A*	100,459,690
IT Services 2.6%
476,053	GoDaddy, Inc. Class A*	34,518,603
Life Sciences Tools & Services 3.0%
94,199	Danaher Corp.	24,962,735
67,099	IQVIA Holdings, Inc.*	14,938,250
		39,900,985
Machinery 1.8%
284,166	Otis Worldwide Corp.	24,310,401
Multi-Utilities 1.8%
1,906,045	National Grid PLC	23,909,137
Oil, Gas & Consumable Fuels 1.8%
840,486	Coterra Energy, Inc.	23,693,300
Pharmaceuticals 2.0%
88,092	Roche Holding AG	25,958,394
Semiconductors & Semiconductor Equipment 3.1%
242,126	Texas Instruments, Inc.	40,691,696
Software 10.3%
53,956	Intuit, Inc.	29,233,900
327,305	Microsoft Corp.	107,277,487
		136,511,387
Technology Hardware, Storage & Peripherals 2.9%
208,473	Apple, Inc.	39,165,822
Trading Companies & Distributors 4.1%
49,973	United Rentals, Inc.	23,814,134
43,752	W.W. Grainger, Inc.	31,245,053
		55,059,187

Total Common Stocks (Cost $770,580,298)		1,327,336,105
See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^  (cont’d)
Principal Amount		Value
Short-Term Investments 0.3%
Certificates of Deposit 0.1%
$100,000	Carver Federal Savings Bank, 1.25%, due 9/23/2023	$100,000
250,000	Self Help Credit Union, 0.10%, due 11/16/2023	250,000
250,000	Self Help Federal Credit Union, 0.10%, due 9/1/2023	250,000

		600,000
Number of Shares
Investment Companies 0.2%
3,043,601	State Street Institutional Treasury Money Market Fund Premier Class, 5.22%(c)	3,043,601
Total Short-Term Investments (Cost $3,643,601)		3,643,601
Total Investments 100.0% (Cost $774,223,899)		1,330,979,706
Other Assets Less Liabilities 0.0%(d)		107,054
Net Assets 100.0%		$1,331,086,760

*	Non-income producing security.
(a)	Value determined using significant unobservable inputs.
(b)
Security fair valued as of August 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at August 31, 2023 amounted to $21,499,992, which represents
1.6% of net assets of the Fund.

(c)	Represents 7-day effective yield as of August 31, 2023.
(d)	Represents less than 0.05% of net assets of the Fund.
#       This security has been deemed by Management to be illiquid, and is subject to restrictions on resale. Total value of all such securities at August 31, 2023 amounted to $21,499,992, which represents 1.6% of net assets of the Fund. Acquisition dates shown with a range, if any, represent a security that was acquired over the period shown.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 8/31/2023	Fair Value Percentage of Net Assets as of 8/31/2023
Space Exploration Technologies Corp. Class A	8/18/2023	$10,369,944	$10,369,944	0.8%
Space Exploration Technologies Corp. Class C	8/18/2023	11,130,048	11,130,048	0.8%
Total		$21,499,992	$21,499,992	1.6%
See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Diversified Telecommunication Services	$—	$—	$21,499,992	$21,499,992
Other Common Stocks#	1,305,836,113	—	—	1,305,836,113
Total Common Stocks	1,305,836,113	—	21,499,992	1,327,336,105
Short-Term Investments	—	3,643,601	—	3,643,601
Total Investments	$1,305,836,113	$3,643,601	$21,499,992	$1,330,979,706

#	The Schedule of Investments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 8/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 8/31/2023
Investments in Securities:
Common Stocks(1)	$—	$—	$—	$—	$21,500	$—	$—	$—	$21,500	$—
Total	$—	$—	$—	$—	$21,500	$—	$—	$—	$21,500	$—
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 8/31/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$21,499,992	Market Approach	Transaction Price	$81.00	$81.00	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments U.S. Equity Impact Fund^
August 31, 2023

Number of Shares		Value
Common Stocks 98.4%
Automobile Components 3.1%
3,420	Aptiv PLC*	$346,959
Building Products 4.7%
2,540	Trane Technologies PLC	521,360
Chemicals 3.7%
2,260	Ecolab, Inc.	415,411
Commercial Services & Supplies 1.2%
882	Tetra Tech, Inc.	138,783
Communications Equipment 3.9%
1,535	Motorola Solutions, Inc.	435,280
Containers & Packaging 6.9%
4,748	Ball Corp.	258,528
22,912	Graphic Packaging Holding Co.	509,563
		768,091
Electric Utilities 2.4%
3,968	NextEra Energy, Inc.	265,062
Electrical Equipment 0.9%
6,152	Sunrun, Inc.*	96,156
Electronic Equipment, Instruments & Components 2.5%
3,516	Coherent Corp.*	132,307
2,639	Trimble, Inc.*	144,591
		276,898
Food Products 2.8%
8,518	Simply Good Foods Co.*	307,329
Ground Transportation 7.1%
4,040	Canadian Pacific Kansas City Ltd.	320,695
11,777	CSX Corp.	355,666
2,510	Uber Technologies, Inc.*	118,547
		794,908
Health Care Equipment & Supplies 6.2%
4,251	Baxter International, Inc.	172,591
7,448	Boston Scientific Corp.*	401,745
1,129	Dexcom, Inc.*	114,006
		688,342
Health Care Providers & Services 5.6%
1,679	HCA Healthcare, Inc.	465,587
349	Humana, Inc.	161,109
		626,696
Household Products 2.1%
1,487	Clorox Co.	232,641
Number of Shares		Value
Independent Power and Renewable Electricity Producers 3.9%
15,318	Brookfield Renewable Corp. Class A	$428,138
Life Sciences Tools & Services 4.6%
1,003	Danaher Corp.	265,795
450	Thermo Fisher Scientific, Inc.	250,695
		516,490
Machinery 12.9%
984	Deere & Co.	404,365
6,573	Pentair PLC	461,819
3,593	Westinghouse Air Brake Technologies Corp.	404,284
1,548	Xylem, Inc.	160,280
		1,430,748
Mortgage Real Estate Investment Trusts 0.7%
3,507	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	78,452
Personal Care Products 2.4%
6,398	BellRing Brands, Inc.*	265,517
Pharmaceuticals 7.5%
642	Eli Lilly & Co.	355,796
2,544	Merck & Co., Inc.	277,245
5,531	Pfizer, Inc.	195,687
		828,728
Professional Services 3.1%
1,426	Verisk Analytics, Inc.	345,406
Semiconductors & Semiconductor Equipment 3.7%
375	First Solar, Inc.*	70,920
2,488	ON Semiconductor Corp.*	244,968
554	SolarEdge Technologies, Inc.*	90,064
		405,952
Software 6.5%
1,020	Fortinet, Inc.*	61,414
374	Intuit, Inc.	202,637
499	Palo Alto Networks, Inc.*	121,407
854	Tyler Technologies, Inc.*	340,259
		725,717

Total Common Stocks (Cost $10,466,557)		10,939,064
Rights 0.0%(a)
Health Care Equipment & Supplies 0.0%(a)
248	Contra Abiomed, Inc., CVR*(b) (Cost $253)	434
See Notes to Financial Statements

Schedule of Investments U.S. Equity Impact Fund^  (cont’d)
Number of Shares		Value

Short-Term Investments 2.7%
Investment Companies 2.7%
304,583	State Street Institutional Treasury Money Market Fund Premier Class, 5.22%(c) (Cost $304,583)	$304,583
Total Investments 101.1% (Cost $10,771,393)		11,244,081
Liabilities Less Other Assets (1.1)%		(125,660)
Net Assets 100.0%		$11,118,421

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets of the Fund.
(b)	Value determined using significant unobservable inputs.
(c)	Represents 7-day effective yield as of August 31, 2023.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks#	$10,939,064	$—	$—	$10,939,064
Rights(b)	—	—	434	434
Short-Term Investments	—	304,583	—	304,583
Total Investments	$10,939,064	$304,583	$434	$11,244,081

#	The Schedule of Investments provides information on the industry or sector categorization.
(a)	The reconciliation between beginning and ending balances of investments in which unobservable inputs (Level 3) were used is not presented as all values rounded to less than $1,000.
(b)
Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statements of Assets and Liabilities
Neuberger Berman Equity Funds
	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	August 31, 2023	August 31, 2023	August 31, 2023
Assets
Investments in securities, at value*† (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers(a)	$85,170,939	$594,425,921	$952,190,005
Affiliated issuers(b)	—	—	—
	85,170,939	594,425,921	952,190,005
Cash	—	—	56,849
Foreign currency(c)	—	580,147	—
Dividends and interest receivable	152,933	2,008,548	3,559,757
Receivable for securities sold	—	1,006	—
Receivable from Management—net (Note B)	3,051	—	—
Receivable for Fund shares sold	74,719	670,806	168,222
Receivable for securities lending income (Note A)	—	44	—
Prepaid expenses and other assets	15,343	31,315	59,622
Total Assets	85,416,985	597,717,787	956,034,455
Liabilities
Payable to investment manager—net (Note B)	35,908	506,330	407,011
Option contracts written, at value(d) (Note A)	—	—	64,850
Due to custodian	—	—	—
Payable for securities purchased	—	3,029,835	—
Payable for Fund shares redeemed	875	839,354	529,228
Payable to administrator—net (Note B)	—	49,907	218,234
Payable to trustees	8,735	8,735	8,735
Payable for audit fees	45,348	58,085	58,303
Payable for legal fees	11,009	11,449	10,802
Payable for shareholder servicing fees	508	20,273	4,950
Interest payable (Note E)	—	—	—
Payable for cash collateral on loaned securities (Note A)	—	—	—
Accrued capital gains taxes (Note A)	—	2,856,827	—
Other accrued expenses and payables	4,526	100,824	42,885
Total Liabilities	106,909	7,481,619	1,344,998
Net Assets	$85,310,076	$590,236,168	$954,689,457

Net Assets consist of:
Paid-in capital	$61,232,445	$694,780,604	$688,990,865
Total distributable earnings/(losses)	24,077,631	(104,544,436)	265,698,592
Net Assets	$85,310,076	$590,236,168	$954,689,457
Net Assets
Investor Class	$—	$—	$—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	82,359,554	453,536,809	710,885,717
Class A	1,822,142	19,254,156	157,834,974
Class C	1,064,255	1,941,233	52,533,696
Class R3	—	600,717	602,004
Class R6	64,125	114,903,253	—
Class E	—	—	32,833,066

See Notes to Financial Statements

Focus Fund	Genesis Fund	Global Real Estate Fund	Greater China Equity Fund	International Equity Fund	International Select Fund	International Small Cap Fund
August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023

$640,292,983	$9,406,879,819	$3,040,142	$1,829,097	$1,050,480,508	$148,242,551	$3,485,682
—	632,754,538	—	—	—	—	—
640,292,983	10,039,634,357	3,040,142	1,829,097	1,050,480,508	148,242,551	3,485,682
—	—	—	—	—	—	—
180,470	—	5,855	—	1,300,549	175,659	60,088
1,238,304	7,678,053	4,721	1,431	5,579,264	917,673	17,388
—	8,783,606	—	—	1,435,127	306,529	—
—	—	17,944	13,593	—	—	16,784
86,832	4,590,005	—	—	205,061	20,498	312
4,168	—	—	—	4,262	796	233
63,395	256,118	11,362	27,224	57,224	49,613	15,188
641,866,152	10,060,942,139	3,080,024	1,871,345	1,059,061,995	149,713,319	3,595,675

277,875	5,529,899	2,018	1,708	571,539	68,861	2,480
—	—	—	—	—	—	—
—	—	—	25,028	—	—	—
6,483,001	2,415,711	—	102,484	2,417,095	308,506	—
254,446	3,036,494	—	—	1,488,520	91,512	—
141,864	1,283,898	—	—	136,884	5,336	—
8,735	8,735	8,735	8,735	8,735	8,735	8,735
54,858	60,243	43,515	44,295	56,958	54,538	46,405
11,009	11,242	11,009	11,009	11,242	11,009	11,009
42,200	208,613	71	173	9,984	2,802	292
—	—	597	146	—	—	—
13,951,448	—	—	—	498,830	732,576	55,632
—	—	—	—	—	—	—
26,976	341,355	4,984	4,850	57,910	11,201	4,543
21,252,412	12,896,190	70,929	198,428	5,257,697	1,295,076	129,096
$620,613,740	$10,048,045,949	$3,009,095	$1,672,917	$1,053,804,298	$148,418,243	$3,466,579

$577,074,543	$5,292,313,865	$3,795,991	$19,494,148	$1,012,204,256	$141,678,855	$3,666,427
43,539,197	4,755,732,084	(786,896)	(17,821,231)	41,600,042	6,739,388	(199,848)
$620,613,740	$10,048,045,949	$3,009,095	$1,672,917	$1,053,804,298	$148,418,243	$3,466,579

$567,707,334	$1,663,380,551	$—	$—	$71,246,369	$—	$—
30,457,936	1,036,413,514	—	—	22,191,725	4,868,021	—
951,103	102,065,496	—	—	—	—	—
18,662,965	2,533,431,971	3,009,095	1,672,917	870,520,385	137,452,221	2,747,548
2,600,420	—	—	—	11,823,618	3,893,754	311,979
233,982	—	—	—	4,272,089	673,000	118,667
—	—	—	—	—	1,396,594	—
—	4,566,425,893	—	—	41,519,123	134,653	288,385
—	146,328,524	—	—	32,230,989	—	—

Statements of Assets and Liabilities  (cont’d)
Neuberger Berman Equity Funds

	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	August 31, 2023	August 31, 2023	August 31, 2023
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	4,444,030	26,510,984	55,462,537
Class A	98,201	1,122,775	12,374,108
Class C	58,037	115,245	4,144,801
Class R3	—	35,263	47,204
Class R6	3,455	6,715,693	—
Class E	—	—	2,559,899
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	18.53	17.11	12.82
Class R3	—	17.04	12.75
Class R6	18.56	17.11	—
Class E	—	—	12.83
Net Asset Value and redemption price per share
Class A	$18.56	$17.15	$12.76
Offering Price per share
Class A‡	$19.69	$18.20	$13.54
Net Asset Value and offering price per share
Class C^	$18.34	$16.84	$12.67
†Securities on loan, at value:
Unaffiliated issuers	$—	$510,757	$—
*Cost of Investments:
(a) Unaffiliated issuers	$61,857,772	$560,035,654	$721,855,546
(b) Affiliated issuers	$—	$—	$—
Total cost of investments	$61,857,772	$560,035,654	$721,855,546
(c) Total cost of foreign currency	$—	$671,745	$—
(d) Premium received from option contracts written	$—	$—	$68,876

(e)	Updated to reflect the effect of a reverse stock split that occurred after the close of business on October 6, 2023. See Note H of the Notes to Financial Statements.
‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Focus Fund	Genesis Fund	Global Real Estate Fund	Greater China Equity Fund	International Equity Fund	International Select Fund	International Small Cap Fund
August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023

24,101,331	27,380,195	—	—	5,871,744	—	—
1,301,595	17,123,998	—	—	1,829,021	385,505	—
40,904	1,715,451	—	—	—	—	—
788,998	41,594,871	117,272 (e)	65,750 (e)	71,610,876	10,906,076	220,214
111,285	—	—	—	971,221	311,474	25,246
10,475	—	—	—	357,569	55,486	10,000
—	—	—	—	—	113,011	—
—	74,983,493	—	—	3,409,443	10,679	23,105
—	2,392,830	—	—	2,631,416	—	—

$23.56	$60.75	$—	$—	$12.13	$—	$—
23.40	60.52	—	—	12.13	12.63	—
23.25	59.50	—	—	—	—	—
23.65	60.91	25.66 (e)	25.44 (e)	12.16	12.60	12.48
—	—	—	—	—	12.36	—
—	60.90	—	—	12.18	12.61	12.48
—	61.15	—	—	12.25	—	—

$23.37	$—	$—	$—	$12.17	$12.50	$12.36

$24.80	$—	$—	$—	$12.91	$13.26	$13.11

$22.34	$—	$—	$—	$11.95	$12.13	$11.87

$19,385,037	$—	$—	$—	$477,176	$686,186	$100,171

$565,357,322	$5,129,681,839	$3,279,947	$1,954,817	$1,019,463,027	$143,741,501	$3,460,935
$—	$500,979,557	$—	$—	$—	$—	$—
$565,357,322	$5,630,661,396	$3,279,947	$1,954,817	$1,019,463,027	$143,741,501	$3,460,935
$181,419	$—	$5,857	$—	$1,302,401	$175,911	$60,710
$—	$—	$—	$—	$—	$—	$—

Statements of Assets and Liabilities  (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund**	Large Cap Value Fund
	August 31, 2023	August 31, 2023	August 31, 2023
Assets
Investments in securities, at value* (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers(a)	$1,550,959,454	$2,066,231,589	$12,406,667,342
Affiliated issuers(b)	4,621,303	—	—
	1,555,580,757	2,066,231,589	12,406,667,342
Foreign currency(c)	—	—	—
Dividends and interest receivable	514,183	1,848,870	42,468,050
Receivable for securities sold	—	—	—
Receivable from Management—net (Note B)	—	—	—
Receivable for Fund shares sold	1,015,595	841,561	6,835,121
Receivable for securities lending income (Note A)	—	22	534,967
Prepaid expenses and other assets	64,081	182,878	484,762
Total Assets	1,557,174,616	2,069,104,920	12,456,990,242
Liabilities
Payable to investment manager—net (Note B)	934,938	812,905	4,340,056
Option contracts written, at value(d) (Note A)	—	74,008	—
Due to custodian	—	356	—
Payable for securities purchased	4,660,536	3,436,818	113,076,223
Payable for Fund shares redeemed	645,255	678,431	15,737,299
Payable to administrator—net (Note B)	218,805	431,360	2,085,276
Payable to trustees	8,735	8,735	8,735
Payable for audit fees	50,148	90,713	55,115
Payable for legal fees	11,009	11,009	11,241
Payable for shareholder servicing fees	4,424	137,837	212,820
Other accrued expenses and payables	72,817	62,015	417,849
Total Liabilities	6,606,667	5,744,187	135,944,614
Net Assets	$1,550,567,949	$2,063,360,733	$12,321,045,628

Net Assets consist of:
Paid-in capital	$1,388,065,751	$1,285,811,626	$11,854,892,308
Total distributable earnings/(losses)	162,502,198	777,549,107	466,153,320
Net Assets	$1,550,567,949	$2,063,360,733	$12,321,045,628
Net Assets
Investor Class	$—	$1,565,146,511	$1,570,684,556
Trust Class	—	40,788,501	119,019,072
Advisor Class	—	189,396	134,556,861
Institutional Class	1,351,622,452	415,840,654	9,281,630,238
Class A	75,027,004	23,384,717	215,264,031
Class C	19,384,650	12,234,548	269,083,327
Class R3	—	1,052,580	11,420,424
Class R6	104,533,843	4,723,826	560,600,519
Class E	—	—	158,786,600

See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023

$1,559,592,609	$54,993,452	$253,785,833	$790,350,384	$340,197,997	$1,330,979,706	$11,244,081
—	—	—	—	—	—	—
1,559,592,609	54,993,452	253,785,833	790,350,384	340,197,997	1,330,979,706	11,244,081
—	—	—	—	—	341	—
777,368	79,309	263,271	635,128	96,546	2,556,447	17,261
395,433	—	—	1,597,441	2,726,429	—	—
—	5,706	—	—	2,692	—	8,899
451,544	204	24,332	330,353	398,186	169,585	—
—	—	—	—	—	—	—
85,492	50,215	16,014	59,164	55,926	70,013	17,260
1,561,302,446	55,128,886	254,089,450	792,972,470	343,477,776	1,333,776,092	11,287,501

635,766	25,855	87,849	529,552	236,173	559,612	6,556
—	—	—	—	—	—	—
—	—	—	—	—	—	—
8,666,025	—	329,475	—	3,016,769	—	94,931
683,783	16,014	122,581	886,372	130,602	1,616,932	—
220,640	—	43,715	26,545	—	308,208	—
8,735	8,735	8,735	8,735	8,735	8,735	8,735
51,648	42,595	46,273	53,368	46,595	53,398	45,095
11,945	11,008	11,242	11,242	11,495	12,659	11,200
48,521	7,546	3,197	13,356	10,425	72,841	142
75,663	6,877	12,211	59,644	22,525	56,947	2,421
10,402,726	118,630	665,278	1,588,814	3,483,319	2,689,332	169,080
$1,550,899,720	$55,010,256	$253,424,172	$791,383,656	$339,994,457	$1,331,086,760	$11,118,421

$1,309,234,109	$45,543,500	$91,869,733	$919,452,445	$355,137,007	$673,574,995	$11,229,215
241,665,611	9,466,756	161,554,439	(128,068,789)	(15,142,550)	657,511,765	(110,794)
$1,550,899,720	$55,010,256	$253,424,172	$791,383,656	$339,994,457	$1,331,086,760	$11,118,421

$466,171,812	$32,421,534	$—	$—	$59,712,447	$354,785,507	$—
36,307,822	5,963,403	—	92,066,315	3,519,121	108,774,611	—
6,763,895	—	—	—	1,933,174	—	—
458,004,705	14,137,890	126,804,917	449,974,688	156,225,193	561,946,288	10,927,167
27,348,985	1,172,135	33,274,633	58,800,115	16,915,604	144,799,390	160,863
5,995,040	850,191	11,990,912	8,056,154	4,316,519	33,655,746	30,391
8,367,600	435,426	—	13,672,850	8,367,792	16,001,068	—
541,939,861	29,677	—	152,740,841	89,004,607	111,124,150	—
—	—	81,353,710	16,072,693	—	—	—

Statements of Assets and Liabilities  (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund**	Large Cap Value Fund
	August 31, 2023	August 31, 2023	August 31, 2023
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	64,589,218	37,073,069
Trust Class	—	1,693,359	2,808,669
Advisor Class	—	7,995	3,175,139
Institutional Class	69,568,105	17,104,467	219,185,129
Class A	3,941,804	972,799	5,082,279
Class C	1,061,343	531,162	6,376,967
Class R3	—	44,450	270,451
Class R6	5,347,616	194,061	13,221,034
Class E	—	—	3,732,703
Net Asset Value, offering and redemption price per share
Investor Class	$—	$24.23	$42.37
Trust Class	—	24.09	42.38
Advisor Class	—	23.69	42.38
Institutional Class	19.43	24.31	42.35
Class R3	—	23.68	42.23
Class R6	19.55	24.34	42.40
Class E	—	—	42.54
Net Asset Value and redemption price per share
Class A	$19.03	$24.04	$42.36
Offering Price per share
Class A‡	$20.19	$25.51	$44.94
Net Asset Value and offering price per share
Class C^	$18.26	$23.03	$42.20
*Cost of Investments:
(a) Unaffiliated issuers	$1,358,270,779	$1,354,541,494	$11,872,926,481
(b) Affiliated issuers	$28,229,863	$—	$—
Total cost of investments	$1,386,500,642	$1,354,541,494	$11,872,926,481
(c) Total cost of foreign currency	$—	$—	$—
(d) Premium received from option contracts written	$—	$142,145	$—

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023	August 31, 2023

31,986,039	1,331,271	—	—	1,551,579	8,752,069	—
2,498,136	245,232	—	7,467,186	91,945	2,684,263	—
468,188	—	—	—	50,689	—	—
31,317,142	581,009	12,464,199	36,347,770	4,048,504	13,891,160	1,087,468
1,886,618	48,166	3,274,702	4,767,932	442,045	3,580,158	16,133
421,102	35,497	1,237,636	650,809	114,806	856,383	3,102
580,880	17,948	—	1,111,105	219,942	396,700	—
36,970,264	1,220	—	12,345,693	2,300,986	2,747,211	—
—	—	7,997,630	1,298,554	—	—	—

$14.57	$24.35	$—	$—	$38.48	$40.54	$—
14.53	24.32	—	12.33	38.27	40.52	—
14.45	—	—	—	38.14	—	—
14.62	24.33	10.17	12.38	38.59	40.45	10.05
14.41	24.26	—	12.31	38.05	40.34	—
14.66	24.34	—	12.37	38.68	40.45	—
—	—	10.17	12.38	—	—	—

$14.50	$24.34	$10.16	$12.33	$38.27	$40.44	$9.97

$15.38	$25.82	$10.78	$13.08	$40.60	$42.91	$10.58

$14.24	$23.95	$9.69	$12.38	$37.60	$39.30	$9.80

$1,354,199,316	$46,556,440	$137,476,886	$897,537,046	$316,189,430	$774,223,899	$10,771,393
$—	$—	$—	$—	$—	$—	$—
$1,354,199,316	$46,556,440	$137,476,886	$897,537,046	$316,189,430	$774,223,899	$10,771,393
$—	$—	$—	$—	$—	$341	$—
$—	$—	$—	$—	$—	$—	$—

Statements of Operations
Neuberger Berman Equity Funds
	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,394,644	$17,481,340	$34,830,485
Dividend income—affiliated issuers (Note F)	—	—	—
Interest and other income—unaffiliated issuers	99,083	734,773	728,514
Income from securities loaned—net	164	18,607	—
Foreign taxes withheld	(17,267)	(1,662,965)	(452,962)
Total income	$1,476,624	$16,571,755	$35,106,037
Expenses:
Investment management fees (Note B)	385,240	6,554,590	5,349,560
Administration fees (Note B):
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	111,425	775,909	1,183,412
Class A	4,571	50,638	436,114
Class C	2,505	6,579	156,241
Class R3	—	1,650	1,520
Class R6	22	65,196	—
Distribution fees (Note B):
Trust Class	—	—	—
Advisor Class	—	—	—
Class A	4,395	48,690	419,340
Class C	9,635	25,305	600,926
Class R3	—	3,173	2,924
Shareholder servicing agent fees:
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	628	106,463	6,844
Class A	1,245	3,864	10,228
Class C	161	411	2,216
Class R3	—	951	229
Class R6	144	1,655	—
Class E	—	—	113
Audit fees	45,348	58,085	58,303
Custodian and accounting fees	49,932	623,684	126,071
Insurance	1,613	21,929	26,171
Legal fees	58,856	59,479	72,514
Registration and filing fees	65,052	92,320	104,661
Shareholder reports	3,352	22,406	83,176
Trustees' fees and expenses	46,435	47,725	48,428
Interest	—	44,506	3,686
Miscellaneous and other fees (Note A)	12,433	304,546	73,592
Total expenses	802,992	8,919,754	8,766,269

See Notes to Financial Statements

Focus Fund	Genesis Fund	Global Real Estate Fund	Greater China Equity Fund	International Equity Fund	International Select Fund	International Small Cap Fund
For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023

$7,366,045	$95,094,318	$146,616	$211,711	$26,549,378	$3,553,991	$80,312
—	7,083,411	—	—	—	—	—
1,262,162	5,777,267	6,767	9,913	1,282,054	121,080	6,470
10,063	—	—	—	257,184	30,239	2,608
(569,014)	(256,939)	(6,515)	(5,706)	(2,003,136)	(268,516)	(9,067)
$8,069,256	$107,698,057	$146,868	$215,918	$26,085,480	$3,436,794	$80,323

3,191,974	65,364,219	33,365	209,687	8,568,910	769,841	27,730

1,424,447	4,233,930	—	—	182,762	—	—
122,799	4,066,422	—	—	89,277	18,944	—
3,900	422,852	—	—	—	—	—
28,139	3,812,078	5,571	26,679	1,327,843	194,459	3,964
6,125	—	831	3,272	29,871	8,919	583
625	—	352	36	11,580	1,625	305
—	—	—	—	—	3,471	—
—	2,216,860	—	—	17,349	103	139

30,700	—	—	—	—	4,736	—
2,437	264,283	—	—	—	—	—
5,890	—	800	3,146	28,723	8,576	561
2,406	—	1,353	140	44,538	6,250	1,173
—	—	—	—	—	6,676	—

230,730	727,972	—	—	54,286	—	—
1,101	5,516	—	—	1,138	6,691	—
822	4,425	—	—	—	—	—
559	15,613	376	540	5,275	906	302
540	—	414	1,741	2,350	585	448
201	—	112	63	611	435	132
—	—	—	—	—	581	—
—	26,591	—	—	1,595	158	192
—	113	—	—	113	—	—
54,858	60,243	43,515	42,466	57,742	55,322	46,405
92,628	824,819	62,605	63,074	190,475	81,809	75,458
15,089	225,083	104	857	31,363	3,546	72
58,856	58,436	59,226	80,652	58,434	58,856	58,856
110,110	175,769	50,922	52,749	105,707	112,401	69,404
34,186	575,033	3,584	1,357	40,543	5,717	2,669
47,489	65,816	46,296	46,339	48,465	46,562	46,295
969	945	1,035	1,849	21,580	2,162	145
46,615	577,125	10,311	10,908	161,553	26,629	19,004
5,514,195	83,724,143	320,772	545,555	11,082,083	1,425,960	353,837

Statements of Operations   (cont’d)
Neuberger Berman Equity Funds

	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023
Expenses reimbursed by Management (Note B)	(251,918)	(468,088)	—
Fees waived (Note B)	—	—	(168,383)
Total net expenses	551,074	8,451,666	8,597,886
Net investment income/(loss)	$925,550	$8,120,089	$26,508,151

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,982,016	(58,172,394)*	38,274,809
Transactions in investment securities of affiliated issuers	—	—	—
Redemption in-kind	—	—	—
Settlement of foreign currency transactions	4,515	(796,982)	5,916
Expiration or closing of option contracts written	—	—	1,898,000
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	6,542,160	22,504,136 **	(43,773,979)
Investment securities of affiliated issuers	—	—	—
Foreign currency translations	2,802	(43,751)	25,535
Option contracts written	—	—	51,171
Net gain/(loss) on investments	8,531,493	(36,508,991)	(3,518,548)
Net increase/(decrease) in net assets resulting from operations	$9,457,043	$(28,388,902)	$22,989,603

*	Net of foreign capital gains tax of $2,459,580 for Emerging Markets Equity.
**	Change in accrued foreign capital gains tax amounted to $2,361,456 for Emerging Markets Equity.
See Notes to Financial Statements

Focus Fund	Genesis Fund	Global Real Estate Fund	Greater China Equity Fund	International Equity Fund	International Select Fund	International Small Cap Fund
For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023
(2,337)	—	(275,186)	(252,331)	(249,523)	(249,855)	(317,447)
—	(914,246)	(413)	(617)	(1,678,557)	—	—
5,511,858	82,809,897	45,173	292,607	9,154,003	1,176,105	36,390
$2,557,398	$24,888,160	$101,695	$(76,689)	$16,931,477	$2,260,689	$43,933

(19,254,000)	434,908,593	(492,766)	(10,914,573)	(2,237,757)	672,336	(250,915)
—	13,966,819	—	—	—	—	—
—	445,030,369	—	—	—	—	—
(51,397)	(2,822)	(6,286)	(34,212)	101,292	9,735	(2,289)
—	—	—	—	—	—	—

83,798,598	(69,528,127)	143,519	8,967,714	128,990,163	15,868,810	459,534
—	58,534,028	—	—	—	—	—
14,215	—	88	2,894	307,256	59,527	4,553
—	—	—	—	—	—	—
64,507,416	882,908,860	(355,445)	(1,978,177)	127,160,954	16,610,408	210,883
$67,064,814	$907,797,020	$(253,750)	$(2,054,866)	$144,092,431	$18,871,097	$254,816

Statements of Operations   (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund**	Large Cap Value Fund
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$9,889,484	$16,813,725	$319,485,286
Interest and other income—unaffiliated issuers	2,947,211	926,559	20,823,347
Income from securities loaned—net	—	31,795	686,420
Foreign taxes withheld	—	(6,228)	(530,085)
Total income	$12,836,695	$17,765,851	$340,464,968
Expenses:
Investment management fees (Note B)	10,467,672	8,330,546	50,844,963
Administration fees (Note B):
Investor Class	—	3,638,590	4,217,173
Trust Class	—	147,517	494,803
Advisor Class	—	1,454	552,962
Institutional Class	1,867,748	394,730	13,779,677
Class A	131,616	40,119	574,871
Class C	51,562	17,530	684,271
Class R3	—	2,470	24,812
Class R6	51,243	957	244,225
Distribution fees (Note B):
Trust Class	—	36,879	123,701
Advisor Class	—	908	345,601
Class A	126,554	38,576	552,760
Class C	198,314	67,423	2,631,813
Class R3	—	4,750	47,716
Shareholder servicing agent fees:
Investor Class	—	576,059	708,267
Trust Class	—	1,174	1,925
Advisor Class	—	599	2,475
Institutional Class	18,964	1,972	55,083
Class A	7,212	1,330	44,557
Class C	1,271	311	14,579
Class R3	—	558	2,668
Class R6	1,179	225	58,692
Class E	—	—	113
Audit fees	50,148	69,798	54,070
Blocker administration fees	—	3,771	—
Custodian and accounting fees	207,240	157,617	1,030,627
Insurance	30,679	38,967	254,521
Legal fees	58,856	83,984	60,214
Registration and filing fees	161,858	179,912	865,618
Repayment to Management of expenses previously assumed by Management (Note B)	16,555	88	—
Shareholder reports	174,630	80,531	882,722
Trustees' fees and expenses	49,015	49,882	69,388
Interest	215	22,647	8,916
Miscellaneous and other fees (Note A)	86,624	108,075	705,961
Total expenses	13,759,155	14,099,949	79,939,744

See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023

$9,540,164	$1,051,309	$3,209,354	$29,855,492	$1,064,836	$16,446,609	$85,543
2,261,938	11,203	67,310	1,022,933	622,244	82,538	10,755
—	—	—	—	49,176	—	—
(25,512)	(2,271)	(35,087)	(7,488)	—	(154,282)	(2,196)
$11,776,590	$1,060,241	$3,241,577	$30,870,937	$1,736,256	$16,374,865	$94,102

7,462,917	298,259	1,649,954	7,264,743	2,757,768	6,591,255	49,355

1,183,314	84,406	—	—	156,651	885,564	—
160,760	23,714	—	410,137	14,855	417,831	—
28,887	—	—	—	9,167	—	—
670,934	19,834	226,994	840,633	225,709	836,241	10,343
92,171	2,909	93,959	169,165	45,972	348,388	329
16,485	2,251	34,971	22,704	10,708	87,357	75
23,194	1,560	—	38,154	18,090	41,108	—
260,405	15	—	69,913	41,805	69,938	—

—	5,928	—	102,534	3,714	104,458	—
18,054	—	—	—	5,729	—	—
88,626	2,798	90,345	162,659	44,204	334,988	317
63,402	8,658	134,504	87,323	41,186	335,989	287
44,604	3,000	—	73,373	34,789	79,053	—

229,759	23,898	—	—	48,371	221,687	—
1,006	1,091	—	18,403	939	3,880	—
619	—	—	—	1,028	—	—
5,617	659	2,732	10,932	4,177	6,511	234
3,561	694	6,256	7,946	7,394	6,527	223
608	218	1,331	1,937	377	2,197	141
1,891	400	—	3,508	1,920	1,633	—
11,954	139	—	14,691	3,649	8,807	—
—	—	113	113	—	—	—
51,648	42,595	46,273	53,368	45,550	53,398	45,095
—	—	—	—	—	—	—
153,051	55,868	57,775	112,730	71,731	142,917	45,003
37,644	1,296	8,787	28,897	6,942	34,557	124
56,969	55,743	58,434	58,434	56,150	62,765	58,077
223,011	118,641	57,067	160,353	146,207	126,027	50,738
—	—	—	—	—	—	—
130,851	7,694	16,985	149,588	47,301	81,656	—
49,333	46,396	46,878	48,191	46,935	49,001	46,301
225	225	19,149	—	396	44,614	—
96,329	13,543	23,528	64,339	30,200	87,498	7,322
11,167,829	822,432	2,576,035	9,974,768	3,929,614	11,065,845	313,964

Statements of Operations   (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund**	Large Cap Value Fund
	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023
Expenses reimbursed by Management (Note B)	—	—	—
Fees waived (Note B)	—	—	(660,206)
Total net expenses	13,759,155	14,099,949	79,279,538
Net investment income/(loss)	$(922,460)	$3,665,902	$261,185,430

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	4,542,572	82,102,723	(90,314,698)
Settlement of foreign currency transactions	—	—	—
Expiration or closing of option contracts written	—	(571,395)	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	87,277,232	216,823,669	376,740,911
Investment securities of affiliated issuers	(7,081,028)	—	—
Foreign currency translations	—	—	—
Option contracts written	—	68,137	—
Net gain/(loss) on investments	84,738,776	298,423,134	286,426,213
Net increase/(decrease) in net assets resulting from operations	$83,816,316	$302,089,036	$547,611,643

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2023
—	(285,744)	—	(1,747,465)	(798,131)	—	(249,477)
—	—	(450,303)	(134,801)	—	—	—
11,167,829	536,688	2,125,732	8,092,502	3,131,483	11,065,845	64,487
$608,761	$523,553	$1,115,845	$22,778,435	$(1,395,227)	$5,309,020	$29,615

70,465,394	960,310	68,537,297	(4,381,824)	(22,616,841)	148,750,598	35,171
(77)	—	—	—	—	15,065	9
—	—	—	—	—	—	—

(5,730,575)	581,246	(36,364,127)	(129,493,751)	29,762,333	24,411,188	726,632
—	—	—	—	—	—	—
830	—	—	—	—	159,335	—
—	—	—	—	—	—	—
64,735,572	1,541,556	32,173,170	(133,875,575)	7,145,492	173,336,186	761,812
$65,344,333	$2,065,109	$33,289,015	$(111,097,140)	$5,750,265	$178,645,206	$791,427

Statements of Changes in Net Assets
Neuberger Berman Equity Funds
	Dividend Growth Fund		Emerging Markets Equity Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$925,550	$794,828	$8,120,089	$14,986,485
Net realized gain/(loss) on investments	1,986,531	241,663	(58,969,376)	(51,398,398)
Change in net unrealized appreciation/(depreciation) of investments	6,544,962	(8,608,289)	22,460,385	(271,223,831)
Net increase/(decrease) in net assets resulting from operations	9,457,043	(7,571,798)	(28,388,902)	(307,635,744)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(2,759,628)	(2,499,888)	(2,288,362)	(9,669,709)
Class A	(63,823)	(42,586)	(41,016)	(212,772)
Class C	(27,828)	(34,444)	—	(30,600)
Class R3	—	—	—	(5,122)
Class R6	(1,473)	(1,484)	(628,776)	(3,216,808)
Class E	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Total distributions to shareholders	(2,852,752)	(2,578,402)	(2,958,154)	(13,135,011)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	12,686,520	15,113,607	106,789,553	220,166,318
Class A	329,207	610,251	6,936,979	8,516,327
Class C	219,514	130,255	44,035	183,721
Class R3	—	—	120,076	192,374
Class R6	24,835	—	42,442,937	17,880,403
Class E	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	2,759,628	2,499,888	942,041	4,082,970
Class A	63,287	42,140	24,634	120,780
Class C	27,530	34,113	—	16,433
Class R3	—	—	—	4,489
Class R6	—	—	628,348	3,215,649
Class E	—	—	—	—

See Notes to Financial Statements

Equity Income Fund		Focus Fund		Genesis Fund		Global Real Estate Fund
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022

$26,508,151	$25,857,057	$2,557,398	$(93,968)	$24,888,160	$4,267,169	$101,695	$43,631
40,178,725	68,761,204	(19,305,397)	33,841,010	893,902,959	1,210,403,079	(499,052)	362,164
(43,697,273)	(92,583,311)	83,812,813	(302,781,405)	(10,994,099)	(2,986,725,074)	143,607	(1,073,506)
22,989,603	2,034,950	67,064,814	(269,034,363)	907,797,020	(1,772,054,826)	(253,750)	(667,711)

—	—	(278,198)	(136,402,309)	(157,467,474)	(210,590,154)	—	—
—	—	—	(8,284,726)	(96,872,691)	(130,343,708)	—	—
—	—	—	(329,117)	(10,450,077)	(14,473,125)	—	—
(60,206,003)	(94,576,655)	(39,253)	(4,828,673)	(246,894,989)	(355,585,655)	(344,540)	(236,062)
(12,252,123)	(18,543,833)	—	(483,064)	—	—	(26,748)	(22,530)
(3,992,741)	(7,577,516)	—	(111,038)	—	—	(10,319)	(17,690)
(40,526)	(58,479)	—	—	—	—	—	—
—	—	—	—	(437,617,948)	(577,582,834)	—	—
(2,610,375)	(514,706)	—	—	(14,027,624)	—	—	—

—	—	—	—	—	—	(4,193)	—
(79,101,768)	(121,271,189)	(317,451)	(150,438,927)	(963,330,803)	(1,288,575,476)	(385,800)	(276,282)

—	—	1,354,174	3,923,521	85,388,310	101,204,610	—	—
—	—	152,829	474,776	107,290,954	74,242,574	—	—
—	—	183,508	512,955	14,126,303	11,554,468	—	—
128,240,833	186,553,982	4,703,099	11,819,673	1,064,650,311	538,949,248	5,966,629	1,538,533
22,745,854	20,860,780	418,570	296,104	—	—	198,164	86,211
1,020,952	2,083,562	71,312	22,350	—	—	—	21,573
195,392	179,617	—	—	—	—	—	—
—	—	—	—	483,765,344	590,614,756	—	—
3,478,080	35,374,131	—	—	9,507,013	160,192,765	—	—

—	—	252,298	125,304,527	152,259,267	203,748,253	—	—
—	—	—	8,241,192	96,363,069	129,704,902	—	—
—	—	—	328,694	10,242,972	13,984,630	—	—
54,296,750	85,542,072	38,610	4,738,106	222,016,028	321,339,017	348,733	236,062
9,239,787	13,812,516	—	464,724	—	—	19,023	20,446
3,772,531	7,204,351	—	106,757	—	—	2,105	16,643
40,526	58,480	—	—	—	—	—	—
—	—	—	—	436,411,049	576,427,588	—	—
2,610,375	514,706	—	—	14,027,624	—	—	—

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Dividend Growth Fund		Emerging Markets Equity Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Payments for shares redeemed:
Investor Class	$—	$—	$—	$—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(7,227,695)	(8,397,568)	(283,004,909)	(304,832,175)
Class A	(343,684)	(185,739)	(6,069,787)	(14,967,150)
Class C	(125,101)	(491,119)	(1,456,161)	(1,850,840)
Class R3	—	—	(167,326)	(144,384)
Class R6	—	—	(72,077,660)	(88,786,933)
Class E	—	—	—	—
Net increase/(decrease) from Fund share transactions	8,414,041	9,355,828	(204,847,240)	(156,202,018)
Net Increase/(Decrease) in Net Assets	15,018,332	(794,372)	(236,194,296)	(476,972,773)
Net Assets:
Beginning of year	70,291,744	71,086,116	826,430,464	1,303,403,237
End of year	$85,310,076	$70,291,744	$590,236,168	$826,430,464
See Notes to Financial Statements

Equity Income Fund		Focus Fund		Genesis Fund		Global Real Estate Fund
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022

$—	$—	$(47,796,579)	$(61,579,212)	$(230,979,996)	$(240,595,196)	$—	$—
—	—	(4,913,700)	(7,158,880)	(170,477,251)	(229,615,864)	—	—
—	—	(314,937)	(1,057,879)	(29,690,682)	(30,439,941)	—	—
(264,306,442)	(245,596,003)	(7,249,538)	(10,523,531)	(1,304,682,687)	(996,777,698)	(5,557,290)	(1,815,587)
(35,754,984)	(32,215,109)	(186,972)	(211,653)	—	—	(456,790)	(32,508)
(16,560,712)	(17,190,006)	(128,959)	(252,234)	—	—	(209,678)	(7,314)
(144,558)	(215,555)	—	—	—	—	—	—
—	—	—	—	(794,540,811)	(1,109,692,772)	—	—
(3,684,854)	(1,461,011)	—	—	(11,221,734)	(6,243,080)	—	—
(94,810,470)	55,506,513	(53,416,285)	75,449,990	154,455,083	108,598,260	310,896	64,059
(150,922,635)	(63,729,726)	13,331,078	(344,023,300)	98,921,300	(2,952,032,042)	(328,654)	(879,934)

1,105,612,092	1,169,341,818	607,282,662	951,305,962	9,949,124,649	12,901,156,691	3,337,749	4,217,683
$954,689,457	$1,105,612,092	$620,613,740	$607,282,662	$10,048,045,949	$9,949,124,649	$3,009,095	$3,337,749

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Greater China Equity Fund		International Equity Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(76,689)	$255,296	$16,931,477	$20,520,285
Net realized gain/(loss) on investments	(10,948,785)	(2,725,353)	(2,136,465)	111,826,063
Change in net unrealized appreciation/(depreciation) of investments	8,970,608	(14,293,048)	129,297,419	(622,886,808)
Net increase/(decrease) in net assets resulting from operations	(2,054,866)	(16,763,105)	144,092,431	(490,540,460)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	(3,437,897)	(10,429,269)
Trust Class	—	—	(1,103,302)	(3,197,489)
Advisor Class	—	—	—	—
Institutional Class	(217,392)	(3,174,613)	(43,553,898)	(179,015,926)
Class A	(6,050)	(173,090)	(562,854)	(1,771,871)
Class C	—	(8,089)	(196,788)	(784,476)
Class R3	—	—	—	—
Class R6	—	—	(1,667,384)	(8,501,484)
Class E	—	—	(1,646,328)	—
Tax return of capital:
Institutional Class	(114)	—	—	—
Total distributions to shareholders	(223,556)	(3,355,792)	(52,168,451)	(203,700,515)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	1,266,880	1,822,315
Trust Class	—	—	936,837	2,259,414
Advisor Class	—	—	—	—
Institutional Class	1,628,143	253,136	158,292,291	214,499,849
Class A	—	8	2,890,501	5,644,865
Class C	—	—	612,791	673,087
Class R3	—	—	—	—
Class R6	—	—	13,969,412	7,728,572
Class E	—	—	2,347,169	40,693,499
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	3,238,543	10,032,044
Trust Class	—	—	968,124	2,876,056
Advisor Class	—	—	—	—
Institutional Class	209,071	2,816,308	33,895,492	143,209,921
Class A	5,329	154,277	362,380	1,066,885
Class C	—	6,854	151,429	557,232
Class R3	—	—	—	—
Class R6	—	—	1,666,263	8,494,315
Class E	—	—	1,646,328	—

See Notes to Financial Statements

International Select Fund		International Small Cap Fund		Intrinsic Value Fund		Large Cap Growth Fund**
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022

$2,260,689	$2,325,987	$43,933	$21,604	$(922,460)	$(5,155,957)	$3,665,902	$2,228,139
682,071	9,877,792	(253,204)	155,394	4,542,572	85,579,674	81,531,328	127,842,840
15,928,337	(62,054,551)	464,087	(1,471,293)	80,196,204	(314,785,000)	216,891,806	(482,041,636)
18,871,097	(49,850,772)	254,816	(1,294,295)	83,816,316	(234,361,283)	302,089,036	(351,970,657)

—	—	—	—	—	—	(80,242,616)	(178,778,865)
(215,443)	(617,925)	—	—	—	—	(2,101,696)	(5,157,067)
—	—	—	—	—	—	(12,116)	(803,272)
(6,195,661)	(16,820,411)	(125,152)	(153,718)	(42,990,141)	(68,079,133)	(10,617,448)	(21,508,014)
(151,903)	(472,995)	(9,979)	(22,055)	(1,818,245)	(3,376,608)	(808,173)	(998,244)
(23,059)	(79,782)	(6,054)	(7,399)	(746,500)	(1,392,641)	(217,408)	(318,626)
(57,393)	(158,470)	—	—	—	—	(74,404)	(44,453)
(11,271)	(32,119)	(13,641)	(16,608)	(3,543,265)	(6,363,138)	(15,311)	(21,550)
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
(6,654,730)	(18,181,702)	(154,826)	(199,780)	(49,098,151)	(79,211,520)	(94,089,172)	(207,630,091)

—	—	—	—	—	—	8,994,361	12,090,062
64,240	108,863	—	—	—	—	1,071,688	1,831,935
—	—	—	—	—	—	16,567	476,229
21,785,230	40,164,115	166,878	1,040,993	556,276,108	766,429,770	251,713,385	121,088,768
876,054	1,275,263	719,099	68,718	41,083,272	29,809,963	13,650,431	9,090,730
244,219	372,325	—	—	3,482,615	10,993,145	8,223,390	1,498,605
250,478	243,570	—	—	—	—	1,345,157	141,052
19,957	92,786	22,998	20,837	2,828,128	42,911,494	4,718,679	6,563
—	—	—	—	—	—	—	—

—	—	—	—	—	—	74,889,100	167,191,877
205,399	586,702	—	—	—	—	2,086,841	5,115,567
—	—	—	—	—	—	12,013	803,272
6,061,633	16,443,850	125,152	153,718	39,209,852	61,512,157	10,566,804	21,389,349
86,028	269,105	3,708	14,125	1,544,431	2,926,485	755,925	906,616
14,285	50,177	—	—	616,432	1,191,735	216,421	308,662
57,393	158,470	—	—	—	—	71,220	43,179
246	4,539	1,533	—	3,481,052	6,266,107	13,415	17,091
—	—	—	—	—	—	—	—

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Greater China Equity Fund		International Equity Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Payments for shares redeemed:
Investor Class	$—	$—	$(6,941,462)	$(10,242,547)
Trust Class	—	—	(3,466,140)	(4,138,726)
Advisor Class	—	—	—	—
Institutional Class	(30,463,297)	(12,996,637)	(352,167,732)	(451,450,624)
Class A	(1,724,617)	(742,060)	(3,488,881)	(55,770,603)
Class C	(18,043)	(116,313)	(1,779,634)	(1,596,172)
Class R3	—	—	—	—
Class R6	—	—	(4,718,510)	(53,711,424)
Class E	—	—	(2,585,179)	(3,240,142)
Net increase/(decrease) from Fund share transactions	(30,363,414)	(10,624,427)	(152,903,098)	(140,592,184)
Net Increase/(Decrease) in Net Assets	(32,641,836)	(30,743,324)	(60,979,118)	(834,833,159)
Net Assets:
Beginning of year	34,314,753	65,058,077	1,114,783,416	1,949,616,575
End of year	$1,672,917	$34,314,753	$1,053,804,298	$1,114,783,416

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

International Select Fund		International Small Cap Fund		Intrinsic Value Fund		Large Cap Growth Fund**
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022

$—	$—	$—	$—	$—	$—	$(86,747,271)	$(105,998,207)
(350,369)	(479,631)	—	—	—	—	(4,174,601)	(7,884,493)
—	—	—	—	—	—	(2,006,442)	(4,965,779)
(21,644,119)	(26,280,916)	(302,778)	(117,404)	(478,964,158)	(328,320,558)	(131,826,447)	(40,316,145)
(464,642)	(1,240,458)	(616,249)	(264,372)	(18,217,765)	(22,825,893)	(5,456,857)	(4,958,374)
(178,598)	(387,370)	—	—	(5,260,137)	(4,898,169)	(744,298)	(631,132)
(249,408)	(459,092)	—	—	—	—	(902,785)	(23,459)
(156,896)	(974,414)	(6,247)	(46)	(5,715,184)	(10,140,938)	(733,269)	(8,600)
—	—	—	—	—	—	—	—
6,621,130	29,947,884	114,094	916,569	140,364,646	555,855,298	145,753,427	177,213,368
18,837,497	(38,084,590)	214,084	(577,506)	175,082,811	242,282,495	353,753,291	(382,387,380)

129,580,746	167,665,336	3,252,495	3,830,001	1,375,485,138	1,133,202,643	1,709,607,442	2,091,994,822
$148,418,243	$129,580,746	$3,466,579	$3,252,495	$1,550,567,949	$1,375,485,138	$2,063,360,733	$1,709,607,442

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Large Cap Value Fund		Mid Cap Growth Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$261,185,430	$169,414,065	$608,761	$(2,841,071)
Net realized gain/(loss) on investments	(90,314,698)	(84,493,557)	70,465,317	120,693,741
Change in net unrealized appreciation/(depreciation) of investments	376,740,911	(707,815,789)	(5,729,745)	(644,297,451)
Net increase/(decrease) in net assets resulting from operations	547,611,643	(622,895,281)	65,344,333	(526,444,781)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(25,667,868)	(79,869,457)	(20,409,828)	(94,164,177)
Trust Class	(1,656,907)	(5,348,605)	(1,886,780)	(14,613,610)
Advisor Class	(1,693,906)	(6,380,433)	(344,904)	(1,630,520)
Institutional Class	(159,027,306)	(259,813,461)	(19,973,419)	(64,686,823)
Class A	(2,908,992)	(7,290,938)	(1,682,755)	(6,369,020)
Class C	(1,554,942)	(5,993,385)	(287,641)	(1,799,949)
Class R3	(106,777)	(195,609)	(404,486)	(2,379,066)
Class R6	(7,029,355)	(12,246,115)	(23,068,198)	(99,981,072)
Class E	(3,530,987)	—	—	—
Tax return of capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Total distributions to shareholders	(203,177,040)	(377,138,003)	(68,058,011)	(285,624,237)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	119,329,009	155,089,826	2,590,378	4,297,779
Trust Class	30,168,470	40,269,978	2,592,752	7,233,713
Advisor Class	17,897,666	29,852,317	1,642,778	2,230,687
Institutional Class	5,104,567,522	6,285,255,626	49,530,095	250,262,489
Class A	93,138,487	140,351,829	7,289,003	16,434,847
Class C	91,736,080	157,027,737	428,847	574,211
Class R3	7,550,536	6,868,851	1,238,825	2,272,855
Class R6	414,373,857	449,415,419	87,220,337	119,621,281
Class E	13,252,143	165,979,332	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	24,586,220	76,831,816	19,507,145	90,001,157
Trust Class	1,582,555	5,155,956	1,882,214	14,591,224
Advisor Class	1,614,247	6,133,382	250,267	1,181,490
Institutional Class	142,010,719	228,259,242	19,784,226	63,581,241
Class A	1,856,617	4,083,769	1,522,568	5,450,366
Class C	1,184,494	4,504,520	285,731	1,719,385
Class R3	106,018	193,310	395,064	2,347,697
Class R6	5,831,814	11,737,178	21,873,455	94,926,348
Class E	3,530,987	—	—	—

See Notes to Financial Statements

Mid Cap Intrinsic Value Fund		Multi-Cap Opportunities Fund		Real Estate Fund		Small Cap Growth Fund
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022

$523,553	$494,266	$1,115,845	$1,273,032	$22,778,435	$11,349,254	$(1,395,227)	$(2,111,651)
960,310	5,411,981	68,537,297	116,732,127	(4,381,824)	99,766,521	(22,616,841)	(15,496,511)
581,246	(7,787,076)	(36,364,127)	(182,950,963)	(129,493,751)	(252,274,950)	29,762,333	(63,277,164)
2,065,109	(1,880,829)	33,289,015	(64,945,804)	(111,097,140)	(141,159,175)	5,750,265	(80,885,326)

(287,713)	(200,175)	—	—	—	—	—	(13,252,492)
(37,102)	(16,858)	—	—	(11,957,346)	(6,173,221)	—	(813,679)
—	—	—	—	—	—	—	(594,336)
(126,524)	(110,063)	(37,060,949)	(118,597,894)	(67,726,340)	(34,780,310)	—	(37,037,913)
(6,436)	(3,489)	(8,086,525)	(13,620,305)	(7,754,027)	(3,525,707)	—	(3,937,846)
(517)	—	(3,263,173)	(6,605,137)	(928,387)	(394,612)	—	(981,790)
(2,477)	(589)	—	—	(1,633,524)	(800,006)	—	(927,836)
(319)	(214)	—	—	(15,963,377)	(7,642,072)	—	(8,436,522)
—	—	(17,374,016)	—	(2,044,242)	(274,847)	—	—

—	—	—	—	—	—	—	(5,639)
—	—	—	—	—	—	—	(346)
—	—	—	—	—	—	—	(253)
—	—	—	—	—	—	—	(15,760)
—	—	—	—	—	—	—	(1,676)
—	—	—	—	—	—	—	(418)
—	—	—	—	—	—	—	(3,588)
—	—	—	—	—	—	—	(396)
(461,088)	(331,388)	(65,784,663)	(138,823,336)	(108,007,243)	(53,590,775)	—	(66,010,490)

934,440	1,057,233	—	—	—	—	891,089	1,106,128
132,516	105,959	—	—	6,602,666	19,158,056	314,323	128,516
—	—	—	—	—	—	430,117	155,473
1,911,569	4,138,358	20,726,163	38,380,265	143,707,987	440,742,041	70,203,382	63,195,920
171,864	143,472	5,532,412	10,077,120	17,349,226	33,900,502	4,249,481	3,604,892
39,220	136,984	842,190	1,980,028	1,728,041	3,475,220	683,832	413,978
57,215	126,870	—	—	2,344,713	5,244,577	4,472,642	1,991,946
—	—	—	—	51,323,423	61,643,170	55,763,063	54,162,673
—	—	3,890,706	90,710,866	2,201,659	23,747,158	—	—

267,112	189,687	—	—	—	—	—	12,896,511
36,494	16,569	—	—	11,833,043	6,117,690	—	753,833
—	—	—	—	—	—	—	594,589
125,951	109,688	31,371,298	108,211,753	59,959,207	29,398,689	—	36,984,717
5,187	2,902	7,391,050	12,220,548	7,015,109	3,187,621	—	3,842,732
518	—	2,961,230	5,871,703	813,337	355,385	—	982,208
2,375	566	—	—	1,633,161	799,846	—	923,466
—	—	—	—	15,742,817	7,591,814	—	8,431,806
—	—	17,374,016	—	2,044,243	274,847	—	—

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Large Cap Value Fund		Mid Cap Growth Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Payments for shares redeemed:
Investor Class	$(189,500,401)	$(151,041,541)	$(32,655,135)	$(51,697,606)
Trust Class	(34,061,068)	(28,187,993)	(20,191,986)	(41,467,976)
Advisor Class	(23,665,753)	(27,320,107)	(3,073,485)	(4,096,612)
Institutional Class	(3,765,606,151)	(2,368,157,760)	(80,681,044)	(120,963,312)
Class A	(88,072,490)	(58,887,241)	(20,251,444)	(12,138,167)
Class C	(54,612,305)	(18,246,059)	(2,260,884)	(2,898,368)
Class R3	(3,462,648)	(1,570,289)	(3,067,366)	(6,799,119)
Class R6	(211,699,410)	(284,132,931)	(106,504,213)	(153,434,655)
Class E	(9,740,869)	(3,214,680)	—	—
Net increase/(decrease) from Fund share transactions	1,693,896,346	4,826,251,487	(50,651,872)	283,230,955
Net Increase/(Decrease) in Net Assets	2,038,330,949	3,826,218,203	(53,365,550)	(528,838,063)
Net Assets:
Beginning of year	10,282,714,679	6,456,496,476	1,604,265,270	2,133,103,333
End of year	$12,321,045,628	$10,282,714,679	$1,550,899,720	$1,604,265,270
See Notes to Financial Statements

Mid Cap Intrinsic Value Fund		Multi-Cap Opportunities Fund		Real Estate Fund		Small Cap Growth Fund
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022

$(2,471,613)	$(2,279,583)	$—	$—	$—	$—	$(4,778,963)	$(7,287,665)
(438,291)	(700,887)	—	—	(29,076,687)	(25,531,170)	(696,366)	(594,453)
—	—	—	—	—	—	(1,129,401)	(760,637)
(1,409,152)	(5,896,435)	(114,893,524)	(269,800,971)	(352,412,010)	(312,519,229)	(63,338,850)	(107,616,596)
(197,414)	(458,949)	(17,122,988)	(12,818,961)	(28,779,686)	(29,638,792)	(5,736,420)	(6,836,895)
(124,635)	(221,191)	(5,547,345)	(9,569,876)	(2,986,729)	(2,645,235)	(616,077)	(1,551,997)
(300,215)	(185,894)	—	—	(3,860,156)	(6,334,592)	(1,656,475)	(1,355,768)
—	—	—	—	(30,636,232)	(65,946,264)	(46,160,478)	(18,870,673)
—	—	(3,885,275)	(5,148,156)	(3,354,957)	(1,721,374)	—	—
(1,256,859)	(3,714,651)	(51,360,067)	(29,885,681)	(126,807,825)	191,299,960	12,894,899	45,294,704
347,162	(5,926,868)	(83,855,715)	(233,654,821)	(345,912,208)	(3,449,990)	18,645,164	(101,601,112)

54,663,094	60,589,962	337,279,887	570,934,708	1,137,295,864	1,140,745,854	321,349,293	422,950,405
$55,010,256	$54,663,094	$253,424,172	$337,279,887	$791,383,656	$1,137,295,864	$339,994,457	$321,349,293

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Equity Funds

	Sustainable Equity Fund		U.S. Equity Impact Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$5,309,020	$7,659,649	$29,615	$6,583
Net realized gain/(loss) on investments	148,765,663	152,308,440	35,180	(597,755)
Change in net unrealized appreciation/(depreciation) of investments	24,570,523	(393,961,654)	726,632	(1,031,673)
Net increase/(decrease) in net assets resulting from operations	178,645,206	(233,993,565)	791,427	(1,622,845)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(30,511,733)	(41,928,886)	—	—
Trust Class	(9,291,787)	(13,525,658)	—	—
Institutional Class	(52,025,760)	(87,816,876)	(8,317)	(6,797)
Class A	(11,928,777)	(15,339,761)	(69)	(159)
Class C	(3,107,315)	(4,388,872)	—	(20)
Class R3	(1,376,743)	(2,208,118)	—	—
Class R6	(13,950,782)	(21,494,518)	—	—
Total distributions to shareholders	(122,192,897)	(186,702,689)	(8,386)	(6,976)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	14,917,714	14,453,276	—	—
Trust Class	6,230,963	8,787,439	—	—
Institutional Class	71,493,383	111,826,607	4,487,814	2,085,561
Class A	18,564,588	18,821,157	46,711	76,009
Class C	1,514,734	3,015,058	—	1,000
Class R3	1,792,006	2,938,165	—	—
Class R6	24,245,001	50,771,999	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	29,292,175	40,342,855	—	—
Trust Class	9,232,461	13,444,722	—	—
Institutional Class	45,074,871	79,125,120	8,317	6,798
Class A	10,836,196	13,944,295	53	139
Class C	2,776,795	3,898,086	—	—
Class R3	1,369,488	2,199,353	—	—
Class R6	13,900,812	21,413,654	—	—

See Notes to Financial Statements

	Sustainable Equity Fund		U.S. Equity Impact Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Payments for shares redeemed:
Investor Class	$(52,346,614)	$(48,505,455)	$—	$—
Trust Class	(20,002,257)	(30,484,958)	—	—
Institutional Class	(185,914,513)	(287,074,737)	(257,521)	(655,580)
Class A	(24,149,535)	(23,427,364)	(10,180)	(137,791)
Class C	(8,108,816)	(7,706,464)	—	—
Class R3	(6,470,435)	(5,046,766)	—	—
Class R6	(104,909,139)	(116,238,749)	—	—
Net increase/(decrease) from Fund share transactions	(150,660,122)	(133,502,707)	4,275,194	1,376,136
Net Increase/(Decrease) in Net Assets	(94,207,813)	(554,198,961)	5,058,235	(253,685)
Net Assets:
Beginning of year	1,425,294,573	1,979,493,534	6,060,186	6,313,871
End of year	$1,331,086,760	$1,425,294,573	$11,118,421	$6,060,186

Notes to Financial Statements Equity Fundsß
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014.The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended.Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Growth Fund ("Large Cap Growth") (formerly Neuberger Berman Guardian Fund), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Sustainable Equity Fund ("Sustainable Equity") and Neuberger Berman U.S. Equity Impact Fund ("U.S. Equity Impact") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Greater China Equity and Real Estate) is diversified.Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Global Real Estate and Multi-Cap Opportunities became diversified in December 2017 and December 2012, respectively). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty offer Institutional Class shares, seventeen offer Class A shares, seventeen offer Class C shares, ten offer Class R3 shares, fourteen offer Class R6 shares and six offer Class E shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders. After the close of business on May 19, 2023, Class A and Class C shares of both Greater China Equity and Global Real Estate converted into Institutional Class shares (without a contingent deferred sales charge or other charge). Accordingly, after that date, all shareholders of the respective funds owned Institutional Class shares.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
On February 25, 2022, to facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company ("RIC"), Large Cap Growth formed NB A24 Guardian Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of Large Cap Growth and Large Cap Growth expects to remain its sole member.
ß
Notes to Consolidated Financial Statements for Large Cap Growth

As of August 31, 2023, the value of Large Cap Growth's investment in the Blocker was as follows:
Investment in Blocker	Percentage of Net Assets
$939,428	0.0%
2
Consolidation: The accompanying financial statements of Large Cap Growth present the consolidated accounts of Large Cap Growth and the Blocker. All intercompany accounts and transactions have been eliminated in consolidation.
3
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Funds’ investments in equity securities, preferred stocks, warrants, rights, master limited partnerships and limited partnerships, escrow units, and exchange-traded options purchased and written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs).Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds’ investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit-specific details, relevant listed bond and preferred stock prices and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Certificates of deposit are valued at amortized cost (Level 2 inputs).
Publicly traded securities acquired via a private investment in public equity ("PIPE") transaction are typically valued at a discount to the market price of an issuer’s common stock. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up period and the volatility of the underlying security (Level 1 or Level 2 Inputs).
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Funds' valuation designee. As the Funds' valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds’ investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time at which a Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time at which a Fund’s share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
4
Foreign currency translations: The accounting records of the Funds and the Blocker are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.
5
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amounts of such proceeds for the year ended August 31, 2023, were $453, $1,769, $8,580, $30,133, $249,912, $58,296, $6,392, $1,276, $29,878, $31,616, $255,165, $54,839, $958,365, $43,359, and $2,101 for Dividend Growth, Emerging Markets Equity, Equity Income, Focus, Genesis, International Equity, International Select, Intrinsic Value, Large Cap Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth, and Sustainable Equity, respectively.
6
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a RIC by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed each Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.
For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at August 31, 2023 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$61,862,854	$25,449,810	$2,141,725	$23,308,085
Emerging Markets Equity	571,107,966	108,188,634	84,870,418	23,318,216
Equity Income	722,675,972	240,889,876	11,371,817	229,518,059
Focus	565,726,564	89,038,758	14,472,339	74,566,419
Genesis	5,639,642,761	4,647,593,366	247,601,770	4,399,991,596
Global Real Estate	3,448,689	61,484	470,031	(408,547)
Greater China Equity	2,399,396	33,930	604,229	(570,299)
International Equity	1,024,395,669	140,718,572	114,653,054	26,065,518
International Select	144,120,269	19,119,696	15,000,733	4,118,963
International Small Cap	3,570,482	419,149	503,949	(84,800)
Intrinsic Value	1,395,747,153	372,878,260	213,044,656	159,833,604
Large Cap Growth	1,363,359,178	734,861,815	31,921,267	702,940,548
Large Cap Value	11,901,707,768	1,068,604,236	563,644,662	504,959,574

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Mid Cap Growth	$1,365,683,797	$254,825,882	$60,917,070	$193,908,812
Mid Cap Intrinsic Value	46,564,365	14,269,764	5,840,677	8,429,087
Multi-Cap Opportunities	137,432,901	118,059,285	1,706,353	116,352,932
Real Estate	911,346,416	15,993,846	136,989,878	(120,996,032)
Small Cap Growth	316,168,371	40,392,939	16,363,313	24,029,626
Sustainable Equity	776,351,769	563,363,403	8,735,466	554,627,937
U.S. Equity Impact	10,768,078	1,162,102	686,099	476,003
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended August 31, 2023, the Funds recorded permanent reclassifications primarily related to one or more of the following: deemed distributions on shareholder redemptions, prior year true up adjustments, net operating losses written off, non deductible excise taxes, and gains (losses) & tax adjustments on securities redeemed in kind. For the year ended August 31, 2023, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
Dividend Growth	$81,843	$(81,843)
Emerging Markets Equity	—	—
Equity Income	6,523,473	(6,523,473)
Focus	(3,557,921)	3,557,921
Genesis	529,787,536	(529,787,536)
Global Real Estate	(489)	489
Greater China Equity	(99,597)	99,597
International Equity	—	—
International Select	—	—
International Small Cap	—	—
Intrinsic Value	3,888,992	(3,888,992)
Large Cap Growth	7,086,139	(7,086,139)
Large Cap Value	—	—
Mid Cap Growth	2,634,217	(2,634,217)
Mid Cap Intrinsic Value	37,907	(37,907)
Multi-Cap Opportunities	25,288,896	(25,288,896)
Real Estate	42,052	(42,052)
Small Cap Growth	(1,671,646)	1,671,646
Sustainable Equity	20,284,839	(20,284,839)
U.S. Equity Impact	3	(3)

The tax character of distributions paid during the years ended August 31, 2023, and August 31, 2022, was as follows:
	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2023	2022	2023	2022	2023	2022	2023	2022
Dividend Growth	$998,091	$615,923	$1,854,661	$1,962,479	$—	$—	$2,852,752	$2,578,402
Emerging Markets Equity	2,958,154	13,135,011	—	—	—	—	2,958,154	13,135,011
Equity Income	25,697,792	25,174,166	53,403,976	96,097,023	—	—	79,101,768	121,271,189
Focus	317,451	32,908,567	—	117,530,360	—	—	317,451	150,438,927
Genesis	34,207,730	221,104	929,123,073	1,288,354,250	—	—	963,330,803	1,288,575,354
Global Real Estate	90,501	81,587	291,106	194,695	4,193	—	385,800	276,282
Greater China Equity	223,442	978,841	—	2,376,951	114	—	223,556	3,355,792
International Equity	9,780,011	28,567,855	42,388,440	175,132,660	—	—	52,168,451	203,700,515
International Select	1,571,081	2,771,908	5,083,649	15,409,794	—	—	6,654,730	18,181,702
International Small Cap	13	31,731	154,813	168,049	—	—	154,826	199,780
Intrinsic Value	12,897,599	—	36,200,552	79,211,520	—	—	49,098,151	79,211,520
Large Cap Growth	—	82,004,314	94,089,172	125,625,777	—	—	94,089,172	207,630,091
Large Cap Value	203,177,040	177,678,598	—	199,459,405	—	—	203,177,040	377,138,003
Mid Cap Growth	—	19,485,079	68,058,011	266,139,158	—	—	68,058,011	285,624,237
Mid Cap Intrinsic Value	461,088	331,388	—	—	—	—	461,088	331,388
Multi-Cap Opportunities	1,479,899	5,051,790	64,304,764	133,771,546	—	—	65,784,663	138,823,336
Real Estate	20,284,367	23,794,771	87,722,876	29,796,004	—	—	108,007,243	53,590,775
Small Cap Growth	—	35,131,358	—	30,851,056	—	28,076	—	66,010,490
Sustainable Equity	1,655,795	20,066,393	120,537,102	166,636,296	—	—	122,192,897	186,702,689
U.S. Equity Impact	8,386	6,976	—	—	—	—	8,386	6,976

As of August 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$685,561	$82,098	$23,309,972	$—	$—	$24,077,631
Emerging Markets Equity	4,934,119	—	20,396,016	(129,874,183)	(388)	(104,544,436)
Equity Income	1,632,958	34,549,106	229,516,528	—	—	265,698,592
Focus	2,188,550	—	74,567,372	(33,216,725)	—	43,539,197
Genesis	9,666,509	346,073,979	4,399,991,596	—	—	4,755,732,084
Global Real Estate	—	—	(408,537)	(377,267)	(1,092)	(786,896)
Greater China Equity	—	—	(570,323)	(17,241,243)	(9,665)	(17,821,231)
International Equity	17,078,262	—	26,212,035	(1,690,255)	—	41,600,042
International Select	2,586,416	—	4,152,972	—	—	6,739,388
International Small Cap	59,282	—	(84,658)	(174,472)	—	(199,848)
Intrinsic Value	—	3,952,426	159,833,604	(1,262,009)	(21,823)	162,502,198
Large Cap Growth	2,091,021	72,624,270	702,940,548	(106,732)	—	777,549,107
Large Cap Value	188,054,110	—	504,959,574	(226,860,364)	—	466,153,320
Mid Cap Growth	—	48,556,120	193,908,812	(799,321)	—	241,665,611

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Mid Cap Intrinsic Value	$285,745	$751,924	$8,429,087	$—	$—	$9,466,756
Multi-Cap Opportunities	565,617	44,635,890	116,352,932	—	—	161,554,439
Real Estate	27,740	—	(120,996,032)	(7,100,497)	—	(128,068,789)
Small Cap Growth	—	—	24,029,626	(39,172,176)	—	(15,142,550)
Sustainable Equity	3,668,290	99,100,171	554,743,304	—	—	657,511,765
U.S. Equity Impact	20,601	—	476,003	(602,310)	(5,088)	(110,794)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, capital loss carryforwards, amortization of organization expenses, tax adjustments related to partnerships and other investments, and mark-to-market adjustments on passive foreign investment companies ("PFICs").
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2023, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
Emerging Markets Equity	$28,494,207	$101,379,976
Focus	—	33,216,725
Global Real Estate	377,267	—
Greater China Equity	11,023,658 *	6,204,318 *
International Equity	1,690,255	—
International Small Cap	152,648	21,824
Large Cap Value	—	226,860,364
Small Cap Growth	7,324,221	30,876,807
U.S. Equity Impact	141,199	461,111

*	Future utilization is limited under current tax regulations.
During the year ended August 31, 2023, Mid Cap Intrinsic Value utilized capital loss carryforwards of $367,112.
Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the current tax rules, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net PFIC mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2023, the Funds elected to defer the following late-year ordinary losses and post October capital losses:
	Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
Greater China Equity	$13,267	$—
Intrinsic Value	1,262,009	—
Mid Cap Growth	799,321	—

	Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
Real Estate	$—	$7,100,497
Small Cap Growth	971,148	—
The Blocker is taxed as a corporation under the U.S. Internal Revenue Code. As of August 31, 2023, Large Cap Growth had a gross deferred tax asset of $15,430 resulting from deferred interest expense, capital losses and net operating losses in the Blocker and a gross deferred tax liability of $19,287 resulting from appreciation of the underlying holding. As of August 31, 2023, the Blocker has a net deferred tax liability of $3,857.
7
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Equity accrues capital gains tax on unrealized and realized gains for certain securities. At August 31, 2023, Emerging Markets Equity had accrued capital gains taxes of $2,856,827, which is reflected in the Statements of Assets and Liabilities. For the year ended August 31, 2023, Emerging Markets Equity had realized capital gains taxes of $2,459,580, which is reflected in the Statements of Operations.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds have filed tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. When any such ECJ tax reclaims are not "more likely than not" to be sustained, no amounts are included in the Statements of Assets and Liabilities. The Funds have determined that certain ECJ tax reclaims are "more likely than not" to be sustained after examination by tax authorities and are included in "Prepaid expenses and other assets" and "Other accrued expenses and payables" in the Statements of Assets and Liabilities for certain of the Funds. The income recognized from these ECJ tax reclaims is included in "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims (which are excluded from contractual expense limitations) is included in "Miscellaneous and other fees" in the Statements of Operations for certain of the Funds.
8
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.
It is the policy of Funds that invest in real estate investment trusts ("REITs"), to pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At August 31, 2023, these Funds estimated these amounts for the period January 1, 2023 to August 31, 2023 within the financial statements because the 2023 information is not available from the REITs until after each Fund’s fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2023, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund’s fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income may be recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.
9
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
10
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
11
Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits investments in other registered investment companies in excess of the limitations of the 1940 Act if a Fund complies with the conditions of the Rule. Shareholders of a Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
12
Derivative instruments: Certain Funds' use of derivatives during the year ended August 31, 2023, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at August 31, 2023. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). Unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Options: Equity Income used options written to generate incremental returns. Large Cap Growth used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Large Cap Growth used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions.
Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.
Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.
When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At August 31, 2023, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Equity Income
Options written
Equity risk	—	$—	Option contracts written, at value	$(64,850)
Large Cap Growth
Options purchased
Equity risk	Investments in securities, at value	13,522	—	—
Options written
Equity risk	—	—	Option contracts written, at value	(74,008)
The impact of the use of these derivative instruments on the Statements of Operations during the year ended August 31, 2023, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Equity Income
Options written
Equity risk	$1,898,000	$51,171
Large Cap Growth
Options purchased
Equity risk	(106,732)	(211,733)
Options written
Equity risk	(571,395)	68,137

(a)	Net realized gain/(loss) on derivatives is located in the Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Options purchased	Transactions in investment securities of unaffiliated issuers
Options written	Expiration or closing of option contracts written

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Options purchased	Investment securities of unaffiliated issuers
Options written	Option contracts written
While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.
Management has concluded that Dividend Growth, Emerging Markets Equity, Focus, Genesis, Global Real Estate, Greater China Equity, International Equity, International Select, International Small Cap, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Small Cap Growth, Sustainable Equity and U.S. Equity Impact did not hold any derivative instruments during the year ended August 31, 2023 that require additional disclosures pursuant to ASC 815.
13
Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statements of Assets and Liabilities under the caption "Investments in securities, at value—Unaffiliated issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.
As of August 31, 2023, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:
Value of Securities Loaned
Emerging Markets Equity	$510,757
Focus	19,385,037
International Equity	477,176
International Select	686,186
International Small Cap	100,171

As of August 31, 2023, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Emerging Markets Equity	$539,460	$—	$—	$—	$539,460
Focus	20,148,407	—	—	—	20,148,407
International Equity	498,830	—	—	—	498,830
International Select	732,576	—	—	—	732,576
International Small Cap	105,776	—	—	—	105,776

(a)	Amounts represent the payable for loaned securities collateral received.
14
Offsetting Assets and Liabilities: The Funds are required to disclose both gross and net information for assets and liabilities related to over-the-counter derivatives, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Market Equity, Focus, International Equity, International Select, and International Small Cap held one or more of these investments at August 31, 2023. The Funds’ securities lending assets at fair value are reported gross in the Statements of Assets and Liabilities. The following tables present securities lending assets by counterparty and net of the related collateral received by a Fund as of August 31, 2023.
Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Equity
Securities lending	$510,757	$—
Focus
Securities lending	$19,385,037	$—
International Equity
Securities lending	$477,176	$—
International Select
Securities lending	$686,186	$—
International Small Cap
Securities lending	$100,171	$—

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Emerging Markets Equity
SSB	$510,757	$—	$(510,757)	$—	$—	$—	$—	$—
Total	$510,757	$—	$(510,757)	$—	$—	$—	$—	$—

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Focus
SSB	$19,385,037	$—	$(19,385,037)	$—	$—	$—	$—	$—
Total	$19,385,037	$—	$(19,385,037)	$—	$—	$—	$—	$—
International Equity
SSB	$477,176	$—	$(477,176)	$—	$—	$—	$—	$—
Total	$477,176	$—	$(477,176)	$—	$—	$—	$—	$—
International Select
SSB	$686,186	$—	$(686,186)	$—	$—	$—	$—	$—
Total	$686,186	$—	$(686,186)	$—	$—	$—	$—	$—
International Small Cap
SSB	$100,171	$—	$(100,171)	$—	$—	$—	$—	$—
Total	$100,171	$—	$(100,171)	$—	$—	$—	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of August 31, 2023, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of August 31, 2023.

15
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust or a Fund.
16
In-kind redemption: In accordance with guidelines described in a Fund’s prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended August 31, 2023, Genesis realized net gains of $445,030,369 on $544,192,312 of in-kind redemptions, which is comprised of $542,227,847 in securities and $1,964,465 in cash. During the year ended August 31, 2022, Large Cap Value realized net gains of $27,164,460 on $94,882,781 of in-kind redemptions which is comprised of $90,055,715 in securities and $4,827,066 in cash.
17
Investments in private companies: Investments in private companies, including companies that have not yet issued securities publicly in an initial public offering, involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.
18
Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $10 billion	Thereafter
Genesis(a)
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.60%
Intrinsic Value and Small Cap Growth
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Emerging Markets Equity(c)
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%	0.85%
Global Real Estate and Real Estate(a)
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
International Equity(a)(b)
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%	0.70%
International Small Cap
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%	0.70%
Equity Income(a), Focus, International Select, Large Cap Growth, Large Cap Value(a), Mid Cap Growth, Mid Cap Intrinsic Value and Sustainable Equity
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%	0.40%
Multi-Cap Opportunities(a)
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
Greater China Equity
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Dividend Growth
0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
U.S. Equity Impact
0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
(a)
NBIA has contractually agreed to waive its Class E management fee for the below Funds. This undertaking lasts until August 31, 2023 and may not be terminated during its term without the consent of the Board. Management fees contractually waived are not subject to recovery by NBIA.
Fund	Annualized Percentage of Average Daily Net Assets Waived	Effective Date(s)	Management Fees Waived for the Year Ended August 31, 2023
Equity Income	0.51%	1/11/22	$ 168,383

Fund	Annualized Percentage of Average Daily Net Assets Waived	Effective Date(s)	Management Fees Waived for the Year Ended August 31, 2023
Genesis	0.66%	1/11/22	$ 914,246
International Equity	0.67%	1/11/22	$ 205,751
Large Cap Value	0.42%	1/11/22	$ 660,206
Multi-Cap Opportunities	0.60%	1/11/22	$ 450,303
Real Estate	0.80%	1/11/22	$ 134,801
(b)
NBIA has voluntarily agreed to waive and/or reimburse its management fee for the below Fund. NBIA may, at its sole discretion, modify or terminate the voluntary waiver and/or reimbursement without notice to the Fund. Fees voluntarily waived and/or reimbursed are not subject to recovery by NBIA.
Fund	Percentage of Average Daily Net Assets Waived and/or Reimbursed	Effective Date(s)	Management Fees Waived and/or Reimbursed for the Year Ended August 31, 2023
International Equity	0.15%	11/21/22	$1,472,806
	0.10%	10/22/19-11/20/22
(c)
Effective September 1, 2023, NBIA has voluntarily agreed to waive and/or reimburse its management fee for Emerging Markets Equity by 0.10% of average daily net assets. NBIA may, at its sole discretion, modify or terminate the voluntary waiver and/or reimbursement without notice to the Fund. Fees voluntarily waived and/or reimbursed are not subject to recovery by NBIA.
Accordingly, for the year ended August 31, 2023, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund’s average daily net assets.
Effective Rate
Dividend Growth	0.50%
Emerging Markets Equity	0.98%
Equity Income	0.51%(a)
Focus	0.53%
Genesis	0.66%(b)
Greater China Equity	1.10%
International Equity	0.81%(b)
International Select	0.55%
International Small Cap	0.85%
Intrinsic Value	0.74%
Large Cap Growth	0.48%
Large Cap Value	0.42%(c)
Mid Cap Growth	0.49%
Mid Cap Intrinsic Value	0.55%
Multi-Cap Opportunities	0.60%(d)
Real Estate	0.80%(e)
Small Cap Growth	0.84%
Sustainable Equity	0.50%

(a)	After waivers, 0.49% annual effective net rate of the Fund’s average daily net assets.
(b)	After waivers, 0.65% annual effective net rate of the Fund’s average daily net assets.

(c)	After waivers, 0.41% annual effective net rate of the Fund’s average daily net assets.
(d)	After waivers, 0.43% annual effective net rate of the Fund’s average daily net assets.
(e)	After waivers, 0.79% annual effective net rate of the Fund’s average daily net assets.
Investment management fee waivers are included in the Statements of Operations under the caption "Fees waived".
Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund’s direct expenses and exclude interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, taxes including any expenses relating to tax reclaims, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the Blocker are included in the total expenses used to calculate the reimbursement, which Large Cap Growth has agreed to share with the Blocker. For the year ended August 31, 2023, the expenses of the Blocker amounted to $3,104.
At August 31, 2023, the Funds' contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended August 31,
			2021	2022	2023
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026
Dividend Growth Institutional Class	0.69%	8/31/26	$241,524	$243,453	$241,403
Dividend Growth Class A	1.05%	8/31/26	7,463	6,190	6,955
Dividend Growth Class C	1.80%	8/31/26	8,038	4,059	3,277
Dividend Growth Class R6	0.59%	8/31/26	294	252	283
Emerging Markets Equity Institutional Class	1.25%(b)	8/31/26	—	—	360,925
Emerging Markets Equity Class A	1.50%(b)	8/31/26	22,865	20,023	35,496
Emerging Markets Equity Class C	2.25%(b)	8/31/26	3,949	3,857	4,379
Emerging Markets Equity Class R3	1.91%(b)	8/31/26	—	218	960
Emerging Markets Equity Class R6	1.15%(b)	8/31/26	—	—	66,328
Equity Income Institutional Class	0.80%	8/31/26	—	—	—
Equity Income Class A	1.16%	8/31/26	—	—	—
Equity Income Class C	1.91%	8/31/26	—	—	—
Equity Income Class R3	1.41%	8/31/26	—	—	—
Focus Trust Class	1.50%	8/31/26	—	—	—
Focus Advisor Class	1.50%	8/31/26	—	—	—

			Expenses Reimbursed in Year Ended August 31,
			2021	2022	2023
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026
Focus Institutional Class	0.75%	8/31/26	$—	$—	$1,472
Focus Class A	1.11%	8/31/26	—	323	653
Focus Class C	1.86%	8/31/26	162	227	212
Genesis Trust Class	1.50%	8/31/26	—	—	—
Genesis Advisor Class	1.50%	8/31/26	—	—	—
Genesis Institutional Class	0.85%	8/31/26	—	—	—
Genesis Class R6	0.75%	8/31/26	—	—	—
Global Real Estate Institutional Class	1.00%	8/31/26	239,478	233,706	245,533
Greater China Equity Institutional Class	1.50%	8/31/26	165,224	183,057	226,862
International Equity Investor Class	1.40%	8/31/26	—	—	—
International Equity Trust Class	2.00%	8/31/26	—	—	—
International Equity Institutional Class	0.85%	8/31/26	394,617	478,075	232,778
International Equity Class A	1.21%	8/31/26	18,701	7,261	5,259
International Equity Class C	1.96%	8/31/26	2,857	3,047	1,766
International Equity Class R6	0.75%	8/31/26	22,906	15,351	9,720
International Select Trust Class	1.15%	8/31/26	14,610	12,174	14,835
International Select Institutional Class	0.80%	8/31/26	225,741	224,500	223,646
International Select Class A	1.16%	8/31/26	6,545	6,598	6,474
International Select Class C	1.91%	8/31/26	1,554	1,453	1,509
International Select Class R3	1.41%	8/31/26	3,504	2,725	2,875
International Select Class R6	0.70%	8/31/26	2,510	862	516
International Small Cap Institutional Class	1.05%	8/31/26	239,386	246,079	256,769
International Small Cap Class A	1.41%	8/31/26	27,225	30,271	21,973
International Small Cap Class C	2.16%	8/31/26	18,529	13,167	11,527
International Small Cap Class R6	0.95%	8/31/26	37,827	27,759	27,178
Intrinsic Value Institutional Class	1.00%	8/31/26	—	—	—
Intrinsic Value Class A	1.36%	8/31/26	—	—	—
Intrinsic Value Class C	2.11%	8/31/26	—	—	—
Intrinsic Value Class R6	0.90%	8/31/26	—	—	—
Large Cap Growth Trust Class	1.50%	8/31/26	—	—	—
Large Cap Growth Advisor Class	1.50%	8/31/26	—	—	—
Large Cap Growth Institutional Class	0.75%	8/31/26	—	—	—
Large Cap Growth Class A	1.11%	8/31/26	—	—	—
Large Cap Growth Class C	1.86%	8/31/26	—	—	—
Large Cap Growth Class R3	1.36%	8/31/26	—	—	—
Large Cap Growth Class R6	0.58%(c)(d)	12/31/23	—	—	—
Large Cap Value Trust Class	1.50%	8/31/26	—	—	—
Large Cap Value Advisor Class	1.50%	8/31/26	—	—	—
Large Cap Value Institutional Class	0.70%	8/31/26	—	—	—
Large Cap Value Class A	1.11%	8/31/26	—	—	—
Large Cap Value Class C	1.86%	8/31/26	—	—	—

			Expenses Reimbursed in Year Ended August 31,
			2021	2022	2023
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026
Large Cap Value Class R3	1.36%	8/31/26	$—	$—	$—
Large Cap Value Class R6	0.60%	8/31/26	—	—	—
Mid Cap Growth Trust Class	1.50%	8/31/26	—	—	—
Mid Cap Growth Advisor Class	1.50%	8/31/26	—	—	—
Mid Cap Growth Institutional Class	0.75%	8/31/26	—	—	—
Mid Cap Growth Class A	1.11%	8/31/26	—	—	—
Mid Cap Growth Class C	1.86%	8/31/26	—	—	—
Mid Cap Growth Class R3	1.36%	8/31/26	—	—	—
Mid Cap Growth Class R6	0.65%	8/31/26	—	—	—
Mid Cap Intrinsic Value Investor Class	1.50%(e)	8/31/26	—	—	3,482
Mid Cap Intrinsic Value Trust Class	1.25%(e)	8/31/26	16,735	25,266	26,407
Mid Cap Intrinsic Value Institutional Class	0.85%	8/31/26	41,436	64,185	63,665
Mid Cap Intrinsic Value Class A	1.21%	8/31/26	5,029	6,666	6,023
Mid Cap Intrinsic Value Class C	1.96%	8/31/26	3,113	4,567	4,347
Mid Cap Intrinsic Value Class R3	1.46%	8/31/26	2,485	3,454	3,273
Mid Cap Intrinsic Value Class R6	0.75%	8/31/26	211	243	276
Multi-Cap Opportunities Institutional Class	1.00%	8/31/26	—	—	—
Multi-Cap Opportunities Class A	1.36%	8/31/26	—	—	—
Multi-Cap Opportunities Class C	2.11%	8/31/26	—	—	—
Real Estate Trust Class	1.50%(e)	8/31/26	—	—	—
Real Estate Institutional Class	0.85%	8/31/26	844,090	1,255,775	968,863
Real Estate Class A	1.21%	8/31/26	119,798	145,137	119,614
Real Estate Class C	1.96%	8/31/26	17,083	20,400	16,910
Real Estate Class R3	1.46%	8/31/26	30,796	33,788	28,692
Real Estate Class R6	0.75%	8/31/26	225,255	264,583	255,521
Small Cap Growth Investor Class	1.30%(e)	8/31/26	—	13,701	7,122
Small Cap Growth Trust Class	1.40%(e)	8/31/26	3,373	3,686	3,589
Small Cap Growth Advisor Class	1.60%(e)	8/31/26	964	1,172	1,520
Small Cap Growth Institutional Class	0.90%	8/31/26	399,798	427,001	337,846
Small Cap Growth Class A	1.26%	8/31/26	63,269	57,562	46,585
Small Cap Growth Class C	2.01%	8/31/26	11,925	12,074	9,514
Small Cap Growth Class R3	1.51%	8/31/26	11,036	13,738	17,434
Small Cap Growth Class R6	0.80%	8/31/26	105,409	146,406	189,641
Sustainable Equity Trust Class	1.50%	8/31/26	—	—	—
Sustainable Equity Institutional Class	0.75%	8/31/26	—	—	—
Sustainable Equity Class A	1.11%	8/31/26	—	—	—
Sustainable Equity Class C	1.86%	8/31/26	—	—	—
Sustainable Equity Class R3	1.36%	8/31/26	—	—	—
Sustainable Equity Class R6	0.65%	8/31/26	—	—	—
U.S. Equity Impact Institutional Class	0.90%	8/31/26	197,957	254,523	243,413
U.S. Equity Impact Class A	1.26%	8/31/26	6,127	7,830	4,848

			Expenses Reimbursed in Year Ended August 31,
			2021	2022	2023
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026
U.S. Equity Impact Class C	2.01%	8/31/26	$2,706	$1,429	$1,216

(a)	Expense limitation per annum of the respective class’s average daily net assets.
(b)
Effective September 1, 2023, in addition to the contractual undertaking described above for Emerging
Markets Equity, NBIA has voluntarily undertaken to waive fees and/or reimburse certain expenses so that their Operating Expenses, per annum of their respective average daily net assets, are limited to 1.15% for
Institutional Class, 1.40% for Class A, 2.15% for Class C, 1.81% for Class R3 and 1.05% for Class R6.
NBIA may, at its sole discretion, modify or terminate the voluntary waiver and/or reimbursement without notice to the Fund. Fees voluntarily waived and/or reimbursed are not subject to recovery by NBIA.

(c)	Effective January 1, 2024, the expense limitation will be 0.65%.
(d)	Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Large Cap Growth Class R6	0.65%	12/19/22

(e)
In addition to the contractual undertaking described above, NBIA has voluntarily undertaken to waive fees and/or reimburse certain expenses so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below. Voluntary reimbursements are not subject to recovery by NBIA and are terminable by NBIA upon notice to the Fund.

Class	Voluntary Expense Limitation	Effective Date(s)	Fees Voluntarily Waived for the Year Ended August 31, 2023
Mid Cap Intrinsic Value Investor Class	0.96%	1/19/21	$175,306
Mid Cap Intrinsic Value Trust Class	1.20%	1/19/21	2,965
Real Estate Trust Class	1.04%	12/16/11	357,865
Small Cap Growth Investor Class	1.01%	1/19/21	174,726
Small Cap Growth Investor Class	1.18%	11/15/18-1/18/21	—
Small Cap Growth Trust Class	1.25%	1/19/21	5,571
Small Cap Growth Trust Class	1.29%	9/7/18-1/18/21	—
Small Cap Growth Advisor Class	1.40%	1/27/21	4,583
Small Cap Growth Advisor Class	1.35%	1/19/21-1/26/21	—
Small Cap Growth Advisor Class	1.44%	9/7/18-1/18/21	—
Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended August 31, 2023, the following classes repaid NBIA under their respective contractual expense limitation agreements as follows:
Class	Expenses Repaid to NBIA
Intrinsic Value Class A	$10,211
Intrinsic Value Class C	6,344
Large Cap Growth Class R3	34
Large Cap Growth Class R6	54
Effective August 21, 2023, Green Court Capital Management Limited stepped down as subadviser to Greater China Equity and the portfolio managers of China Equity ETF assumed day-to-day portfolio management responsibilities, of Greater China Equity.
Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.
However, the Distributor receives fees from the Trust Class of each of Focus, International Select, Large Cap Growth, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class’s, 0.25% of such Advisor Class’s, 0.25% of such Class A’s, 1.00% of such Class C’s and 0.50% of such Class R3’s average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules. Effective from March 31, 2023 to May 19, 2023, the 12b-1 fees for Class A and Class C of Global Real Estate and Greater China Equity were voluntarily waived until Class A and Class C shares were converted into Institutional Class shares, which amounted to $413 and $617, respectively. These waivers are included in the Statements of Operations under the caption "Fees waived".
Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.
For the year ended August 31, 2023, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:
	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$1,042	$—	$—	$—
Dividend Growth Class C	—	—	—	—
Emerging Markets Equity Class A	597	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Emerging Markets Equity Class C	$—	$556	$—	$—
Equity Income Class A	6,805	—	—	—
Equity Income Class C	—	3,066	—	—
Focus Class A	227	—	—	—
Focus Class C	—	4	—	—
International Equity Class A	416	—	—	—
International Equity Class C	—	485	—	—
International Select Class A	838	—	—	—
International Select Class C	—	37	—	—
International Small Cap Class A	—	—	—	—
International Small Cap Class C	—	—	—	—
Intrinsic Value Class A	9,453	—	—	—
Intrinsic Value Class C	—	3,115	—	—
Large Cap Growth Class A	14,283	—	—	—
Large Cap Growth Class C	—	1,326	—	—
Large Cap Value Class A	164,843	—	—	—
Large Cap Value Class C	—	60,797	—	—
Mid Cap Growth Class A	2,365	—	—	—
Mid Cap Growth Class C	—	—	—	—
Mid Cap Intrinsic Value Class A	280	—	—	—
Mid Cap Intrinsic Value Class C	—	—	—	—
Multi-Cap Opportunities Class A	2,267	—	—	—
Multi-Cap Opportunities Class C	—	817	—	—
Real Estate Class A	15,566	—	—	—
Real Estate Class C	—	445	—	—
Small Cap Growth Class A	5,078	—	—	—
Small Cap Growth Class C	—	22	—	—
Sustainable Equity Class A	16,333	—	—	—
Sustainable Equity Class C	—	583	—	—
U.S. Equity Impact Class A	—	—	—	—
U.S. Equity Impact Class C	—	—	—	—
Note C—Securities Transactions:
During the year ended August 31, 2023, there were purchase and sale transactions of long-term securities (excluding written option contracts) as follows:

	Purchases	Sales
Dividend Growth	$19,202,572	$13,379,010
Emerging Markets Equity	378,999,448	566,142,071
Equity Income	309,851,959	414,817,677
Focus	446,530,738	500,871,602
Genesis	1,708,538,518	2,051,209,127
Global Real Estate	7,782,243	7,739,340
Greater China Equity	7,832,193	37,566,956
International Equity	425,881,865	615,066,901
International Select	60,627,677	58,301,205
	Purchases	Sales
International Small Cap	$1,713,564	$1,500,073
Intrinsic Value	261,521,653	134,248,232
Large Cap Growth	705,564,179	594,759,667
Large Cap Value	11,558,430,510	9,449,630,436
Mid Cap Growth	1,493,215,123	1,578,459,296
Mid Cap Intrinsic Value	8,271,321	9,607,646
Multi-Cap Opportunities	39,671,878	156,878,870
Real Estate	334,769,990	541,359,265
Small Cap Growth	424,020,820	411,044,292

	Purchases	Sales
Sustainable Equity	$260,662,974	$525,216,727
	Purchases	Sales
U.S. Equity Impact	$5,192,296	$950,770
During the year ended August 31, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended August 31, 2023, and August 31, 2022, was as follows:
	For the Year Ended August 31, 2023				For the Year Ended August 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Dividend Growth
Institutional Class	734,086	165,050	(416,637)	482,499	805,940	128,727	(446,437)	488,230
Class A	18,617	3,771	(19,469)	2,919	34,089	2,160	(9,861)	26,388
Class C	12,368	1,651	(7,301)	6,718	6,934	1,761	(26,169)	(17,474)
Class R6	1,394	—	—	1,394	—	—	—	—
Emerging Markets Equity
Institutional Class	6,247,158	55,742	(16,743,468)	(10,440,568)	10,833,695	186,693	(15,352,526)	(4,332,138)
Class A	406,264	1,452	(352,670)	55,046	413,448	5,497	(714,168)	(295,223)
Class C	2,623	—	(86,970)	(84,347)	8,641	753	(92,303)	(82,909)
Class R3	7,054	—	(9,803)	(2,749)	9,401	205	(7,261)	2,345
Class R6	2,420,393	37,202	(4,282,597)	(1,825,002)	881,479	147,102	(4,871,011)	(3,842,430)
Equity Income
Institutional Class	9,879,722	4,261,155	(20,523,382)	(6,382,505)	13,117,031	6,010,189	(17,149,692)	1,977,528
Class A	1,731,360	727,430	(2,786,477)	(327,687)	1,456,252	973,893	(2,228,647)	201,498
Class C	79,354	298,054	(1,290,640)	(913,232)	146,428	510,071	(1,208,745)	(552,246)
Class R3	15,069	3,189	(11,146)	7,112	12,464	4,122	(15,336)	1,250
Class E	267,004	205,325	(284,197)	188,132	2,437,259	37,011	(102,503)	2,371,767 (a)
Focus
Investor Class	63,081	12,313	(2,212,301)	(2,136,907)	141,831	4,341,806	(2,304,465)	2,179,172
Trust Class	6,972	—	(226,588)	(219,616)	16,833	286,650	(270,812)	32,671
Advisor Class	8,306	—	(14,168)	(5,862)	18,463	11,469	(42,930)	(12,998)
Institutional Class	219,012	1,878	(329,831)	(108,941)	426,146	163,665	(435,797)	154,014
Class A	19,223	—	(8,145)	11,078	10,900	16,187	(8,344)	18,743
Class C	3,506	—	(6,627)	(3,121)	885	3,840	(11,208)	(6,483)
Genesis
Investor Class	1,459,662	2,778,454	(3,934,750)	303,366	1,505,767	2,832,197	(3,536,739)	801,225
Trust Class	1,846,875	1,763,599	(2,929,187)	681,287	1,083,052	1,806,223	(3,302,533)	(413,258)
Advisor Class	245,879	190,354	(515,204)	(78,971)	169,276	196,967	(440,560)	(74,317)
Institutional Class	17,984,191	4,045,481	(22,166,279)	(136,607)	7,867,441	4,464,902	(14,894,587)	(2,562,244)
Class R6	8,148,062	7,957,896	(13,578,199)	2,527,759	8,500,815	8,010,389	(15,735,959)	775,245
Class E	163,047	256,025	(191,313)	227,759	2,262,355	—	(97,284)	2,165,071 (a)

	For the Year Ended August 31, 2023				For the Year Ended August 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Global Real Estate
Institutional Class(b)	217,130	13,279	(206,709)	23,700	44,610	6,689	(54,063)	(2,764)
Class A(c)	18,093	1,974	(47,832)	(27,765)	6,661	1,575	(2,932)	5,304
Class C(c)	—	220	(22,157)	(21,937)	1,600	1,281	(546)	2,335
Greater China Equity
Institutional Class(b)	58,744	6,933	(1,059,978)	(994,301)	5,938	71,528	(361,700)	(284,234)
Class A(c)	—	619	(217,790)	(217,171)	1	13,738	(71,013)	(57,274)
Class C(c)	—	—	(2,317)	(2,317)	—	612	(11,153)	(10,541)
International Equity
Investor Class	111,021	292,816	(599,064)	(195,227)	131,670	680,139	(734,892)	76,917
Trust Class	81,133	87,455	(297,590)	(129,002)	152,594	194,855	(277,480)	69,969
Institutional Class	13,795,950	3,061,923	(30,826,496)	(13,968,623)	14,310,451	9,709,147	(34,608,043)	(10,588,445)
Class A	248,169	32,617	(300,556)	(19,770)	377,107	71,989	(3,307,593)	(2,858,497)
Class C	52,416	13,816	(155,274)	(89,042)	44,073	38,010	(119,196)	(37,113)
Class R6	1,181,117	150,385	(402,568)	928,934	532,406	575,886	(3,623,658)	(2,515,366)
Class E	197,030	148,451	(219,175)	126,306	2,763,369	—	(258,259)	2,505,110 (a)
International Select
Trust Class	5,234	17,845	(28,890)	(5,811)	8,346	38,372	(31,752)	14,966
Institutional Class	1,787,261	528,938	(1,779,729)	536,470	2,605,964	1,079,701	(1,981,889)	1,703,776
Class A	71,412	7,553	(38,644)	40,321	86,100	17,774	(92,814)	11,060
Class C	20,505	1,286	(14,807)	6,984	27,664	3,395	(30,099)	960
Class R3	21,591	5,088	(20,877)	5,802	17,847	10,564	(30,076)	(1,665)
Class R6	1,707	22	(12,499)	(10,770)	6,004	298	(57,590)	(51,288)
International Small Cap
Institutional Class	13,316	10,642	(25,531)	(1,573)	68,641	9,419	(7,170)	70,890
Class A	58,500	318	(50,048)	8,770	4,130	869	(16,884)	(11,885)
Class C	—	—	—	—	—	—	—	—
Class R6	2,043	130	(568)	1,605	1,504	—	(4)	1,500
Intrinsic Value
Institutional Class	29,733,762	2,209,005	(25,782,931)	6,159,836	35,520,671	2,772,067	(15,673,212)	22,619,526
Class A	2,214,890	88,557	(982,133)	1,321,314	1,391,592	133,629	(1,068,648)	456,573
Class C	196,541	36,648	(299,503)	(66,314)	521,567	55,924	(244,652)	332,839
Class R6	150,941	195,017	(301,534)	44,424	2,037,103	281,243	(501,055)	1,817,291
Large Cap Growth
Investor Class	414,921	3,830,645	(4,081,266)	164,300	478,890	6,435,407	(4,203,139)	2,711,158
Trust Class	50,286	107,237	(195,043)	(37,520)	72,658	197,360	(328,713)	(58,695)
Advisor Class	802	626	(99,240)	(97,812)	17,077	31,316	(218,369)	(169,976)
Institutional Class	11,554,693	539,123	(6,185,848)	5,907,968	5,041,592	822,984	(1,631,599)	4,232,977

	For the Year Ended August 31, 2023				For the Year Ended August 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class A	612,811	38,905	(250,070)	401,646	394,406	35,045	(201,134)	228,317
Class C	397,606	11,567	(37,314)	371,859	65,934	12,263	(27,694)	50,503
Class R3	65,227	3,713	(44,812)	24,128	5,753	1,684	(913)	6,524
Class R6	217,381	684	(31,712)	186,353	252	658	(341)	569
Large Cap Value
Investor Class	2,766,497	574,982	(4,445,001)	(1,103,522)	3,499,541	1,786,787	(3,417,442)	1,868,886
Trust Class	706,085	36,958	(808,734)	(65,691)	897,823	119,711	(643,172)	374,362
Advisor Class	419,018	37,654	(555,354)	(98,682)	671,863	142,240	(616,332)	197,771
Institutional Class	119,140,594	3,326,557	(88,701,120)	33,766,031	141,689,574	5,317,010	(54,055,870)	92,950,714
Class A	2,169,185	43,369	(2,073,472)	139,082	3,152,996	94,839	(1,346,562)	1,901,273
Class C	2,147,937	27,630	(1,284,861)	890,706	3,526,404	104,465	(423,298)	3,207,571
Class R3	180,901	2,479	(81,028)	102,352	153,502	4,495	(35,080)	122,917
Class R6	9,708,244	136,513	(5,013,782)	4,830,975	10,252,874	273,148	(6,381,523)	4,144,499
Class E	307,969	82,674	(227,548)	163,095	3,644,315	—	(74,707)	3,569,608 (a)
Mid Cap Growth
Investor Class	184,308	1,464,501	(2,356,104)	(707,295)	248,917	4,883,405	(3,009,933)	2,122,389
Trust Class	187,023	141,626	(1,486,456)	(1,157,807)	416,509	792,571	(2,352,514)	(1,143,434)
Advisor Class	118,775	18,916	(224,496)	(86,805)	130,145	64,281	(218,108)	(23,682)
Institutional Class	3,562,625	1,481,964	(5,793,881)	(749,292)	14,765,986	3,448,007	(7,260,393)	10,953,600
Class A	524,026	114,738	(1,426,871)	(788,107)	980,430	296,216	(716,015)	560,631
Class C	31,641	21,811	(165,153)	(111,701)	31,366	93,904	(173,392)	(48,122)
Class R3	90,138	29,907	(221,891)	(101,846)	129,461	127,801	(386,496)	(129,234)
Class R6	6,254,395	1,636,010	(7,638,288)	252,117	7,202,165	5,145,059	(8,685,483)	3,661,741
Mid Cap Intrinsic Value
Investor Class	39,621	11,381	(103,352)	(52,350)	42,042	7,553	(90,541)	(40,946)
Trust Class	5,441	1,555	(18,303)	(11,307)	4,195	660	(28,554)	(23,699)
Institutional Class	80,643	5,376	(59,638)	26,381	163,381	4,375	(229,142)	(61,386)
Class A	7,233	221	(8,461)	(1,007)	5,945	116	(18,288)	(12,227)
Class C	1,667	22	(5,355)	(3,666)	5,527	—	(8,978)	(3,451)
Class R3	2,383	101	(12,716)	(10,232)	5,016	23	(7,395)	(2,356)
Class R6	—	—	—	—	—	—	—	—
Multi-Cap Opportunities
Institutional Class	2,138,770	3,413,634	(10,922,037)	(5,369,633)	2,633,719	7,796,236	(19,054,830)	(8,624,875)
Class A	550,682	803,375	(1,602,120)	(248,063)	717,796	878,544	(933,315)	663,025
Class C	88,613	335,740	(557,006)	(132,653)	141,304	433,016	(693,984)	(119,664)
Class E	406,067	1,900,877	(396,485)	1,910,459	6,495,425	—	(408,254)	6,087,171 (a)
Real Estate
Trust Class	506,588	948,706	(2,224,673)	(769,379)	1,108,515	342,651	(1,488,381)	(37,215)
Institutional Class	10,942,309	4,789,585	(26,928,360)	(11,196,466)	25,430,959	1,646,668	(18,444,653)	8,632,974

	For the Year Ended August 31, 2023				For the Year Ended August 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class A	1,317,635	562,715	(2,182,475)	(302,125)	1,954,621	178,182	(1,737,707)	395,096
Class C	134,749	64,991	(229,692)	(29,952)	196,886	19,575	(154,358)	62,103
Class R3	181,728	131,271	(298,643)	14,356	301,399	44,544	(375,312)	(29,369)
Class R6	3,980,825	1,259,761	(2,356,174)	2,884,412	3,557,858	424,900	(3,764,472)	218,286
Class E	167,402	163,568	(255,910)	75,060	1,310,599	16,993	(104,098)	1,223,494 (a)
Small Cap Growth
Investor Class	23,879	—	(128,323)	(104,444)	25,102	284,317	(163,942)	145,477
Trust Class	8,750	—	(18,787)	(10,037)	2,846	16,641	(12,390)	7,097
Advisor Class	11,922	—	(30,664)	(18,742)	3,519	13,140	(16,894)	(235)
Institutional Class	1,890,479	—	(1,697,563)	192,916	1,435,230	814,641	(2,551,084)	(301,213)
Class A	115,957	—	(155,649)	(39,692)	86,710	84,829	(157,235)	14,304
Class C	18,356	—	(16,968)	1,388	9,737	21,788	(34,805)	(3,280)
Class R3	121,474	—	(44,704)	76,770	46,754	20,417	(29,200)	37,971
Class R6	1,493,100	—	(1,235,905)	257,195	1,358,406	185,600	(435,952)	1,108,054
Sustainable Equity
Investor Class	403,222	832,637	(1,391,964)	(156,105)	333,524	884,906	(1,091,277)	127,153
Trust Class	165,873	262,137	(531,408)	(103,398)	199,074	294,195	(686,137)	(192,868)
Institutional Class	1,911,635	1,285,283	(4,983,302)	(1,786,384)	2,491,456	1,740,927	(6,559,506)	(2,327,123)
Class A	490,774	308,284	(645,907)	153,151	424,255	305,595	(525,596)	204,254
Class C	41,547	80,862	(220,723)	(98,314)	68,689	86,605	(175,674)	(20,380)
Class R3	47,963	38,994	(168,843)	(81,886)	66,046	48,115	(113,937)	224
Class R6	654,094	396,713	(2,797,129)	(1,746,322)	1,203,827	471,355	(2,490,110)	(814,928)
U.S. Equity Impact
Institutional Class	447,610	900	(30,728)	417,782	203,347	635	(68,103)	135,879
Class A	4,728	6	(1,040)	3,694	6,982	13	(14,157)	(7,162)
Class C	—	—	—	—	102	—	—	102

(a)	Period from January 11, 2022 (Commencement of Operations) to August 31, 2022.
(b)
After the close of business on October 6, 2023, the Fund’s Institutional Class underwent a reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this split. See Note H of the Notes to Financial Statements.

(c)	After the close of business on May 19, 2023, Class A and Class C shares converted into Institutional Class shares. See Note A of the Notes to Financial Statements.
Note E—Line of Credit:
At August 31, 2023, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under the Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each

Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at August 31, 2023. During the year ended August 31, 2023, Global Real Estate and Greater China Equity utilized the Credit Facility.
Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid
Global Real Estate	6	$650,000	6.04%	$525
Greater China Equity	5	$380,000	6.08%	$149
Note F—Investments in Affiliates(a):
	Value at August 31, 2022	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons	Shares Held at August 31, 2023	Value at August 31, 2023
Genesis
AMERISAFE, Inc.	$43,971,877	$18,069,796	$3,497,198	$3,688,093	$(475,106)	$4,820,920	1,192,229	$61,757,462
Atrion Corp.	79,955,129	—	5,693,270	(17,394,328)	222,099	1,111,157	122,747	57,089,630
CRA International, Inc.	—	43,981,659	1,012,526	(445,521)	(71,008)	322,625	390,800	42,452,604
Kadant, Inc.	96,569,944	20,988,401	6,559,431	20,614,912	2,762,897	628,949	611,526	134,376,723
Model N, Inc.	63,151,970	10,495,509	12,692,152	(6,436,753)	3,394,536	—*	2,144,930	57,913,110
Stevanato Group SpA	—	50,227,676	410,637	16,522,989	164,150	89,641	2,075,661	66,504,178
Transcat, Inc.	36,025,818	—	2,404,391	11,965,157	1,139,441	—*	458,278	46,726,025
UFP Technologies, Inc.	39,644,985	13,714,029	1,979,119	38,134,246	1,071,920	—*	515,543	90,586,061
Winmark Corp	—	63,637,251	403,299	12,028,487	86,306	110,119	198,010	75,348,745
Sub-total for affiliates held as of 8/31/23(b)	$359,319,723	$221,114,321	$34,652,023	$78,677,282	$8,295,235	$7,083,411		$632,754,538
American Software, Inc.	$34,871,398	$—	$13,740,002	$(2,349,029)	$(9,581,773)	$768,389	797,970	$9,200,594
Chase Corp.	48,036,092	2,251,075	70,875,778	10,233,580	10,355,031	546,348	—	—
Lindsay Corp.	83,895,381	4,859,324	14,794,045	(22,760,856)	5,061,055	665,213	453,351	56,260,859
NetScout Systems, Inc.	116,428,097	—	8,061,757	(10,885,216)	(110,866)	—*	3,400,987	97,370,258
Simulations Plus, Inc.	64,467,818	—	7,644,297	(17,693,459)	484,857	227,060	890,423	39,614,919
Vertex, Inc.	33,599,900	6,102,615	3,404,439	23,311,726	(536,720)	—*	2,638,369	59,073,082
Sub-total for securities no longer affiliated as of 8/31/23(c)	$381,298,686	$13,213,014	$118,520,318	$(20,143,254)	$5,671,584	$2,207,010		261,519,712
Total	$740,618,409	$234,327,335	$153,172,341	$58,534,028	$13,966,819	$9,290,421		$894,274,250

	Value at August 31, 2022	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons	Shares Held at August 31, 2023	Value at August 31, 2023
Intrinsic Value
Quantum Corp.	$11,702,331	$—	$—	$(7,081,028)	$—	$—*	7,453,714	$4,621,303
Sub-total for affiliates held as of 8/31/23(d)	$11,702,331	$—	$—	$(7,081,028)	$—	$—		$4,621,303

*	Non-income producing security.
(a)	Affiliated persons, as defined in the 1940 Act.
(b)	At August 31, 2023, these securities amounted to 6.30% of net assets of Genesis.
(c)	At August 31, 2023, the issuers of these securities were no longer affiliated with Genesis.
(d)	At August 31, 2023, these securities amounted to 0.30% of net assets of Intrinsic Value.
Other: At August 31, 2023, affiliated persons (as defined in the 1940 Act) owned the listed percentage of the outstanding shares of the following Funds:
Affiliated Person(s) Percentage Ownership of Outstanding Shares(a)
Dividend Growth	0.01%
Emerging Markets Equity	2.88%
Equity Income	0.00%
Focus	0.00%
Genesis	0.11%
Global Real Estate	0.00%
Greater China Equity	1.78%
International Equity	0.00%
International Select	0.02%
International Small Cap	0.00%
Intrinsic Value	0.00%
Large Cap Growth	0.00%
Large Cap Value	0.07%
Mid Cap Growth	0.00%
Mid Cap Intrinsic Value	0.00%
Multi-Cap Opportunities	0.00%
Real Estate	0.00%
Small Cap Growth	0.01%
Sustainable Equity	0.00%
U.S. Equity Impact	65.30%

(a)	Ratios that do not round to 0.01% are presented as 0.00%.

Note G—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note H—Subsequent Event:
As previously communicated, on March 30, 2023, the Board approved:
•
the conversion of Global Real Estate to a newly organized series of Neuberger Berman ETF Trust (the "Global Real Estate ETF"); and
•
the conversion of Greater China Equity to a newly organized series of Neuberger Berman ETF Trust (the "China Equity ETF"), (collectively, the "Conversions").
The Conversions occurred on October 13, 2023, and were effected through the reorganization of each of Greater China Equity and Global Real Estate into the respective ETF and conducted pursuant to an Agreement and Plan of Reorganization.
The Conversions were structured to be tax-free reorganizations under the U.S. Internal Revenue Code. After the Conversions, shareholders of each Fund hold shares of the respective ETF instead of the Fund. Global Real Estate ETF will continue to have the same portfolio managers and will be managed in a substantially similar manner as Global Real Estate. China Equity ETF will have a different principal investment strategy than Greater China Equity. More information regarding these changes has been provided to existing shareholders of each of Global Real Estate and Greater China Equity in a combined information statement/prospectus, which describes in detail both the Conversions and the respective ETF involved in each Conversion.
As described in the information statement/prospectus, the Conversions involved several important steps. First, after the close of business on May 19, 2023, each respective class of shares of Global Real Estate and Greater China Equity were consolidated into the respective Institutional class (without a contingent deferred sales charge or other charge). Accordingly, after that date, all Fund shareholders owned Institutional Class shares. Second, after the close of business on October 6, 2023, Global Real Estate conducted a reverse stock split pursuant to a stock split of 1:0.3665 (old to new) and Greater China Equity conducted a reverse stock split pursuant to a stock split of 1:0.2842 (old to new).
The shares outstanding, NAV per share and other per share information for Global Real Estate’s and Greater China Equity’s Institutional Class have been updated in the accompanying financial statements and financial highlights to reflect the effect of the stock split.
Finally, all whole Fund shares were converted into shares of the respective ETF in connection with the Conversions, which closed after the end of trading on Friday, October 13, 2023. Global Real Estate ETF and China Equity ETF opened for trading on NYSE Arca, Inc. on October 16, 2023. In connection with the Conversions, shareholders of each Fund received shares of the respective ETF equal in value to the number of shares of the Fund they owned, including a cash payment in lieu of fractional shares of the Fund.

Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Dividend Growth Fund
Institutional Class
8/31/2023	$17.10	$0.21	$1.92	$2.13	$(0.25)	$(0.45)	$—	$(0.70)
8/31/2022	$19.68	$0.21	$(2.09)	$(1.88)	$(0.17)	$(0.53)	$—	$(0.70)
8/31/2021	$14.76	$0.17	$4.97	$5.14	$(0.22)	$—	$—	$(0.22)
8/31/2020	$12.81	$0.21	$1.94	$2.15	$(0.20)	$—	$—	$(0.20)
8/31/2019	$13.93	$0.21	$(0.64)	$(0.43)	$(0.13)	$(0.56)	$—	$(0.69)

Class A
8/31/2023	$17.13	$0.15	$1.92	$2.07	$(0.19)	$(0.45)	$—	$(0.64)
8/31/2022	$19.68	$0.15	$(2.10)	$(1.95)	$(0.07)	$(0.53)	$—	$(0.60)
8/31/2021	$14.76	$0.10	$4.99	$5.09	$(0.17)	$—	$—	$(0.17)
8/31/2020	$12.81	$0.16	$1.93	$2.09	$(0.14)	$—	$—	$(0.14)
8/31/2019	$13.93	$0.16	$(0.62)	$(0.46)	$(0.10)	$(0.56)	$—	$(0.66)

Class C
8/31/2023	$16.92	$0.02	$1.91	$1.93	$(0.06)	$(0.45)	$—	$(0.51)
8/31/2022	$19.52	$(0.00)	$(2.07)	$(2.07)	$—	$(0.53)	$—	$(0.53)
8/31/2021	$14.65	$(0.03)	$4.95	$4.92	$(0.05)	$—	$—	$(0.05)
8/31/2020	$12.70	$0.06	$1.92	$1.98	$(0.03)	$—	$—	$(0.03)
8/31/2019	$13.85	$0.07	$(0.63)	$(0.56)	$(0.03)	$(0.56)	$—	$(0.59)

Class R6
8/31/2023	$17.13	$0.23	$1.91	$2.14	$(0.26)	$(0.45)	$—	$(0.71)
8/31/2022	$19.70	$0.23	$(2.08)	$(1.85)	$(0.19)	$(0.53)	$—	$(0.72)
8/31/2021	$14.77	$0.18	$4.99	$5.17	$(0.24)	$—	$—	$(0.24)
8/31/2020	$12.82	$0.21	$1.95	$2.16	$(0.21)	$—	$—	$(0.21)
8/31/2019	$13.93	$0.22	$(0.63)	$(0.41)	$(0.14)	$(0.56)	$—	$(0.70)

Emerging Markets Equity Fund
Institutional Class
8/31/2023	$17.66	$0.20	$(0.68)	$(0.48)	$(0.07)	$—	$—	$(0.07)
8/31/2022	$23.55	$0.28	$(5.93)	$(5.65)	$(0.24)	$—	$—	$(0.24)
8/31/2021	$20.37	$0.06	$3.20	$3.26	$(0.08)	$—	$—	$(0.08)
8/31/2020	$18.76	$0.28	$1.70	$1.98	$(0.37)	$—	$—	$(0.37)
8/31/2019	$19.25	$0.23	$(0.54)	$(0.31)	$(0.18)	$—	$—	$(0.18)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$18.53	12.89%	$82.4	1.02%	0.69%	1.22%	18%
$—	$17.10	(9.99)%	$67.8	1.04%	0.69%	1.13%	21%
$—	$19.68	35.18%	$68.3	1.12%	0.70%	0.96%	32%
$—	$14.76	16.91%	$49.3	1.17%	0.69%	1.57%	39%
$—	$12.81	(2.45)%	$51.3	1.20%	0.69%	1.63%	45%

$—	$18.56	12.51%	$1.8	1.45%	1.05%	0.87%	18%
$—	$17.13	(10.28)%	$1.6	1.48%	1.05%	0.79%	21%
$—	$19.68	34.73%	$1.4	1.59%	1.06%	0.60%	32%
$—	$14.76	16.41%	$1.5	1.62%	1.05%	1.19%	39%
$—	$12.81	(2.75)%	$1.4	1.65%	1.05%	1.28%	45%

$—	$18.34	11.68%	$1.1	2.14%	1.80%	0.11%	18%
$—	$16.92	(10.96)%	$0.9	2.16%	1.80%	(0.02)%	21%
$—	$19.52	33.69%	$1.3	2.25%	1.81%	(0.16)%	32%
$—	$14.65	15.63%	$2.5	2.28%	1.80%	0.44%	39%
$—	$12.70	(3.55)%	$2.7	2.32%	1.80%	0.51%	45%

$—	$18.56	12.98%	$0.1	1.25%	0.59%	1.31%	18%
$—	$17.13	(9.82)%	$0.0	1.25%	0.59%	1.22%	21%
$—	$19.70	35.34%	$0.0	1.42%	0.60%	1.06%	32%
$—	$14.77	16.98%	$0.0	1.18%	0.59%	1.61%	39%
$—	$12.82	(2.33)%	$0.0	1.17%	0.60%	1.70%	45%

$—	$17.11	(2.69)%	$453.5	1.34%	1.27%	1.20%	58%
$—	$17.66	(24.20)%	$652.5	1.23%	1.23%	1.37%	39%
$—	$23.55	16.04%	$972.1	1.23%	1.23%[e]	0.25%	47%
$—	$20.37	10.59%	$854.6	1.25%	1.25%[e]	1.45%	41%
$—	$18.76	(1.56)%	$1,077.0	1.25%	1.25%[e]	1.22%	37%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Equity Fund (cont’d)
Class A
8/31/2023	$17.70	$0.18	$(0.70)	$(0.52)	$(0.03)	$—	$—	$(0.03)
8/31/2022	$23.60	$0.22	$(5.95)	$(5.73)	$(0.17)	$—	$—	$(0.17)
8/31/2021	$20.43	$(0.01)	$3.21	$3.20	$(0.03)	$—	$—	$(0.03)
8/31/2020	$18.82	$0.24	$1.69	$1.93	$(0.32)	$—	$—	$(0.32)
8/31/2019[f]	$19.26	$0.17	$(0.52)	$(0.35)	$(0.09)	$—	$—	$(0.09)

Class C
8/31/2023	$17.49	$0.02	$(0.67)	$(0.65)	$—	$—	$—	$—
8/31/2022	$23.43	$0.07	$(5.90)	$(5.83)	$(0.11)	$—	$—	$(0.11)
8/31/2021	$20.40	$(0.18)	$3.21	$3.03	$—	$—	$—	$—
8/31/2020	$18.77	$0.10	$1.68	$1.78	$(0.15)	$—	$—	$(0.15)
8/31/2019[f]	$19.25	$0.03	$(0.51)	$(0.48)	$—	$—	$—	$—

Class R3
8/31/2023	$17.62	$0.10	$(0.68)	$(0.58)	$—	$—	$—	$—
8/31/2022	$23.56	$0.14	$(5.94)	$(5.80)	$(0.14)	$—	$—	$(0.14)
8/31/2021	$20.45	$(0.11)	$3.22	$3.11	$—	$—	$—	$—
8/31/2020	$18.83	$0.16	$1.69	$1.85	$(0.23)	$—	$—	$(0.23)
8/31/2019[f]	$19.26	$0.09	$(0.51)	$(0.42)	$(0.01)	$—	$—	$(0.01)

Class R6
8/31/2023	$17.66	$0.22	$(0.68)	$(0.46)	$(0.09)	$—	$—	$(0.09)
8/31/2022	$23.56	$0.30	$(5.93)	$(5.63)	$(0.27)	$—	$—	$(0.27)
8/31/2021	$20.38	$0.10	$3.19	$3.29	$(0.11)	$—	$—	$(0.11)
8/31/2020	$18.77	$0.30	$1.71	$2.01	$(0.40)	$—	$—	$(0.40)
8/31/2019[f]	$19.25	$0.27	$(0.56)	$(0.29)	$(0.19)	$—	$—	$(0.19)

Equity Income Fund
Institutional Class
8/31/2023	$13.50	$0.34	$(0.03)	$0.31	$(0.33)	$(0.66)	$—	$(0.99)
8/31/2022	$15.01	$0.34	$(0.27)	$0.07	$(0.33)	$(1.25)	$—	$(1.58)
8/31/2021	$12.42	$0.31	$2.58	$2.89	$(0.30)	$—	$—	$(0.30)
8/31/2020	$12.98	$0.29	$(0.11)	$0.18	$(0.32)	$(0.42)	$—	$(0.74)
8/31/2019	$13.53	$0.33	$0.00	$0.33	$(0.32)	$(0.56)	$—	$(0.88)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$17.15	(2.91)%	$19.3	1.70%	1.52%	1.05%	58%
$—	$17.70	(24.42)%	$18.9	1.59%	1.50%	1.08%	39%
$—	$23.60	15.68%	$32.2	1.57%	1.50%	(0.03)%	47%
$—	$20.43	10.28%	$31.7	1.60%	1.50%	1.27%	41%
$—	$18.82	(1.77)%	$44.6	1.62%	1.50%	0.91%	37%

$—	$16.84	(3.72)%	$1.9	2.44%	2.27%	0.14%	58%
$—	$17.49	(24.97)%	$3.5	2.33%	2.25%	0.32%	39%
$—	$23.43	14.85%	$6.6	2.31%	2.25%	(0.78)%	47%
$—	$20.40	9.47%	$6.1	2.33%	2.25%	0.53%	41%
$—	$18.77	(2.50)%	$9.1	2.35%	2.25%	0.18%	37%

$—	$17.04	(3.29)%	$0.6	2.08%	1.93%	0.59%	58%
$—	$17.62	(24.73)%	$0.7	1.94%	1.91%	0.70%	39%
$—	$23.56	15.21%	$0.8	1.91%	1.91%[e]	(0.47)%	47%
$—	$20.45	9.85%	$0.8	1.97%	1.91%	0.81%	41%
$—	$18.83	(2.19)%	$1.0	1.94%	1.91%	0.50%	37%

$—	$17.11	(2.57)%	$114.9	1.22%	1.17%	1.31%	58%
$—	$17.66	(24.13)%	$150.9	1.11%	1.11%	1.47%	39%
$—	$23.56	16.17%	$291.7	1.10%	1.10%[e]	0.43%	47%
$—	$20.38	10.72%	$194.2	1.15%	1.15%[e]	1.58%	41%
$—	$18.77	(1.45)%	$219.1	1.16%	1.16%[e]	1.42%	37%

$—	$12.82	2.46%	$710.9	0.72%	0.72%	2.63%	30%
$—	$13.50	0.12%	$834.8	0.71%	0.71%	2.35%	44%
$—	$15.01	23.62%	$898.6	0.70%	0.70%	2.28%	35%
$—	$12.42	1.53%	$994.9	0.69%	0.69%	2.35%	56%
$—	$12.98	3.06%	$1,147.4	0.70%	0.70%	2.58%	37%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Equity Income Fund (cont’d)
Class A
8/31/2023	$13.44	$0.29	$(0.03)	$0.26	$(0.28)	$(0.66)	$—	$(0.94)
8/31/2022	$14.95	$0.28	$(0.26)	$0.02	$(0.28)	$(1.25)	$—	$(1.53)
8/31/2021	$12.37	$0.27	$2.56	$2.83	$(0.25)	$—	$—	$(0.25)
8/31/2020	$12.93	$0.24	$(0.10)	$0.14	$(0.28)	$(0.42)	$—	$(0.70)
8/31/2019	$13.48	$0.28	$0.01	$0.29	$(0.28)	$(0.56)	$—	$(0.84)

Class C
8/31/2023	$13.35	$0.19	$(0.03)	$0.16	$(0.18)	$(0.66)	$—	$(0.84)
8/31/2022	$14.85	$0.17	$(0.25)	$(0.08)	$(0.17)	$(1.25)	$—	$(1.42)
8/31/2021	$12.28	$0.16	$2.55	$2.71	$(0.14)	$—	$—	$(0.14)
8/31/2020	$12.83	$0.15	$(0.10)	$0.05	$(0.18)	$(0.42)	$—	$(0.60)
8/31/2019	$13.38	$0.18	$0.01	$0.19	$(0.18)	$(0.56)	$—	$(0.74)

Class R3
8/31/2023	$13.44	$0.25	$(0.03)	$0.22	$(0.25)	$(0.66)	$—	$(0.91)
8/31/2022	$14.94	$0.24	$(0.26)	$(0.02)	$(0.23)	$(1.25)	$—	$(1.48)
8/31/2021	$12.34	$0.22	$2.57	$2.79	$(0.19)	$—	$—	$(0.19)
8/31/2020	$12.90	$0.21	$(0.11)	$0.10	$(0.24)	$(0.42)	$—	$(0.66)
8/31/2019	$13.45	$0.24	$0.01	$0.25	$(0.24)	$(0.56)	$—	$(0.80)

Class E
8/31/2023	$13.51	$0.43	$(0.03)	$0.40	$(0.42)	$(0.66)	$—	$(1.08)
Period from 1/11/2022[g] to 8/31/2022	$14.55	$0.29	$(1.11)	$(0.82)	$(0.22)	$—	$—	$(0.22)

Focus Fund
Investor Class
8/31/2023	$21.08	$0.09	$2.40	$2.49	$(0.01)	$—	$—	$(0.01)
8/31/2022	$35.97	$(0.00)	$(9.12)	$(9.12)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.76	$0.01	$8.80	$8.81	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.74	$0.03	$6.22	$6.25	$(0.17)	$(3.06)	$—	$(3.23)
8/31/2019	$28.69	$0.13	$(1.06)	$(0.93)	$(0.10)	$(1.92)	$—	$(2.02)

Trust Class
8/31/2023	$20.97	$0.05	$2.38	$2.43	$—	$—	$—	$—
8/31/2022	$35.88	$(0.06)	$(9.08)	$(9.14)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.75	$(0.05)	$8.78	$8.73	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.71	$(0.01)	$6.20	$6.19	$(0.09)	$(3.06)	$—	$(3.15)
8/31/2019	$28.66	$0.08	$(1.05)	$(0.97)	$(0.06)	$(1.92)	$—	$(1.98)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.76	2.09%	$157.8	1.08%	1.08%	2.26%	30%
$—	$13.44	(0.26)%	$170.7	1.07%	1.07%	1.98%	44%
$—	$14.95	23.19%	$186.8	1.06%	1.06%	1.93%	35%
$—	$12.37	1.14%	$153.1	1.06%	1.06%	1.99%	56%
$—	$12.93	2.68%	$142.7	1.06%	1.06%	2.17%	37%

$—	$12.67	1.28%	$52.5	1.83%	1.83%	1.52%	30%
$—	$13.35	(0.98)%	$67.5	1.82%	1.82%	1.22%	44%
$—	$14.85	22.26%	$83.3	1.81%	1.81%	1.15%	35%
$—	$12.28	0.38%	$101.1	1.81%	1.81%	1.24%	56%
$—	$12.83	1.91%	$178.5	1.81%	1.81%	1.45%	37%

$—	$12.75	1.73%	$0.6	1.37%	1.37%	1.97%	30%
$—	$13.44	(0.51)%	$0.5	1.38%	1.38%	1.66%	44%
$—	$14.94	22.82%	$0.6	1.34%	1.34%	1.61%	35%
$—	$12.34	0.82%	$1.6	1.33%	1.33%	1.71%	56%
$—	$12.90	2.40%	$1.9	1.34%	1.34%	1.91%	37%

$—	$12.83	3.17%	$32.8	0.57%	0.06%	3.28%	30%
$—	$13.51	(5.66)%	$32.0	0.57%[h]	0.06%[h]	3.16%[h]	44%[i,j]

$—	$23.56	11.82%	$567.7	0.91%	0.91%	0.43%	78%
$—	$21.08	(29.67)%	$553.0	0.89%	0.89%	(0.00)%	176%
$—	$35.97	32.06%	$865.3	0.88%	0.88%	0.03%	123%
$—	$28.76	26.17%	$700.6	0.92%	0.92%	0.14%	130%
$—	$25.74	(2.35)%	$617.6	0.92%	0.92%	0.50%	20%

$—	$23.40	11.59%	$30.5	1.11%	1.11%	0.22%	78%
$—	$20.97	(29.82)%	$31.9	1.10%	1.10%	(0.21)%	176%
$—	$35.88	31.78%	$53.4	1.09%	1.09%	(0.18)%	123%
$—	$28.75	25.90%	$47.0	1.10%	1.10%	(0.04)%	130%
$—	$25.71	(2.52)%	$46.4	1.10%	1.10%	0.32%	20%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Focus Fund (cont’d)
Advisor Class
8/31/2023	$20.88	$0.01	$2.36	$2.37	$—	$—	$—	$—
8/31/2022	$35.80	$(0.10)	$(9.05)	$(9.15)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.75	$(0.12)	$8.77	$8.65	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.69	$(0.05)	$6.19	$6.14	$(0.02)	$(3.06)	$—	$(3.08)
8/31/2019	$28.62	$0.04	$(1.05)	$(1.01)	$—	$(1.92)	$—	$(1.92)

Institutional Class
8/31/2023	$21.17	$0.13	$2.40	$2.53	$(0.05)	$—	$—	$(0.05)
8/31/2022	$36.05	$0.05	$(9.16)	$(9.11)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.78	$0.06	$8.81	$8.87	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.79	$0.07	$6.22	$6.29	$(0.24)	$(3.06)	$—	$(3.30)
8/31/2019	$28.72	$0.17	$(1.05)	$(0.88)	$(0.13)	$(1.92)	$—	$(2.05)

Class A
8/31/2023	$20.94	$0.06	$2.37	$2.43	$—	$—	$—	$—
8/31/2022	$35.84	$(0.06)	$(9.07)	$(9.13)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.73	$(0.06)	$8.77	$8.71	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.69	$(0.02)	$6.20	$6.18	$(0.08)	$(3.06)	$—	$(3.14)
8/31/2019	$28.65	$0.08	$(1.05)	$(0.97)	$(0.07)	$(1.92)	$—	$(1.99)

Class C
8/31/2023	$20.17	$(0.10)	$2.27	$2.17	$—	$—	$—	$—
8/31/2022	$34.97	$(0.27)	$(8.76)	$(9.03)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.27	$(0.30)	$8.60	$8.30	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.42	$(0.20)	$6.11	$5.91	$—	$(3.06)	$—	$(3.06)
8/31/2019	$28.50	$(0.11)	$(1.05)	$(1.16)	$—	$(1.92)	$—	$(1.92)

Genesis Fund
Investor Class
8/31/2023	$61.48	$0.06	$5.22	$5.28	$—	$(6.01)	$—	$(6.01)
8/31/2022	$80.18	$(0.08)	$(10.47)	$(10.55)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.74	$(0.11)	$20.25	$20.14	$—	$(2.70)	$—	$(2.70)
8/31/2020	$58.54	$0.02	$7.59	$7.61	$(0.03)	$(3.38)	$—	$(3.41)
8/31/2019	$65.27	$0.05	$(0.91)	$(0.86)	$(0.03)	$(5.84)	$—	$(5.87)

Trust Class
8/31/2023	$61.33	$0.00	$5.20	$5.20	$—	$(6.01)	$—	$(6.01)
8/31/2022	$80.07	$(0.14)	$(10.45)	$(10.59)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.71	$(0.18)	$20.24	$20.06	$—	$(2.70)	$—	$(2.70)
8/31/2020	$58.54	$(0.03)	$7.59	$7.56	$(0.01)	$(3.38)	$—	$(3.39)
8/31/2019	$65.30	$(0.00)	$(0.91)	$(0.91)	$(0.01)	$(5.84)	$—	$(5.85)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$23.25	11.35%	$1.0	1.34%	1.34%	0.03%	78%
$—	$20.88	(29.93)%	$1.0	1.25%	1.25%	(0.35)%	176%
$—	$35.80	31.49%	$2.1	1.29%	1.29%	(0.38)%	123%
$—	$28.75	25.70%	$1.9	1.27%	1.27%	(0.22)%	130%
$—	$25.69	(2.68)%	$1.6	1.27%	1.27%	0.14%	20%

$—	$23.65	11.96%	$18.7	0.76%	0.75%	0.58%	78%
$—	$21.17	(29.57)%	$19.0	0.75%	0.75%	0.18%	176%
$—	$36.05	32.25%	$26.8	0.74%	0.74%[e]	0.17%	123%
$—	$28.78	26.32%	$14.1	0.75%	0.75%	0.26%	130%
$—	$25.79	(2.15)%	$8.9	0.76%	0.75%	0.67%	20%

$—	$23.37	11.60%	$2.6	1.14%	1.11%	0.26%	78%
$—	$20.94	(29.83)%	$2.1	1.13%	1.11%	(0.21)%	176%
$—	$35.84	31.73%	$2.9	1.11%	1.11%[e]	(0.19)%	123%
$—	$28.73	25.90%	$3.0	1.12%	1.11%	(0.06)%	130%
$—	$25.69	(2.51)%	$2.7	1.12%	1.11%	0.32%	20%

$—	$22.34	10.76%	$0.2	1.95%	1.86%	(0.47)%	78%
$—	$20.17	(30.35)%	$0.3	1.91%	1.86%	(1.01)%	176%
$—	$34.97	30.76%	$0.7	1.89%	1.86%	(1.00)%	123%
$—	$28.27	24.96%	$1.4	1.87%	1.86%	(0.81)%	130%
$—	$25.42	(3.25)%	$1.2	1.88%	1.86%	(0.43)%	20%

$—	$60.75	9.64%	$1,663.4	0.99%	0.99%	0.10%	17%
$—	$61.48	(14.63)%	$1,664.6	0.99%	0.99%	(0.11)%	12%
$—	$80.18	32.89%	$2,106.8	0.99%	0.99%	(0.15)%	12%
$—	$62.74	13.48%	$1,677.3	1.01%	1.01%	0.03%	11%
$—	$58.54	0.53%	$1,649.3	1.01%	1.01%	0.08%	14%

$—	$60.52	9.52%	$1,036.4	1.09%	1.09%	0.00%	17%
$—	$61.33	(14.71)%	$1,008.4	1.09%	1.09%	(0.21)%	12%
$—	$80.07	32.77%	$1,349.7	1.09%	1.09%	(0.25)%	12%
$—	$62.71	13.38%	$1,239.6	1.09%	1.09%	(0.06)%	11%
$—	$58.54	0.43%	$1,409.3	1.10%	1.10%	(0.01)%	14%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Genesis Fund (cont’d)
Advisor Class
8/31/2023	$60.53	$(0.14)	$5.12	$4.98	$—	$(6.01)	$—	$(6.01)
8/31/2022	$79.33	$(0.31)	$(10.34)	$(10.65)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.31	$(0.36)	$20.08	$19.72	$—	$(2.70)	$—	$(2.70)
8/31/2020	$58.32	$(0.18)	$7.55	$7.37	$—	$(3.38)	$—	$(3.38)
8/31/2019	$65.23	$(0.15)	$(0.92)	$(1.07)	$—	$(5.84)	$—	$(5.84)

Institutional Class
8/31/2023	$61.58	$0.15	$5.23	$5.38	$(0.05)	$(6.00)	$—	$(6.05)
8/31/2022	$80.18	$0.03	$(10.48)	$(10.45)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.66	$0.00	$20.24	$20.24	$(0.02)	$(2.70)	$—	$(2.72)
8/31/2020	$58.48	$0.11	$7.58	$7.69	$(0.13)	$(3.38)	$—	$(3.51)
8/31/2019	$65.24	$0.14	$(0.92)	$(0.78)	$(0.14)	$(5.84)	$—	$(5.98)

Class R6
8/31/2023	$61.61	$0.21	$5.23	$5.44	$(0.15)	$(6.00)	$—	$(6.15)
8/31/2022	$80.14	$0.10	$(10.48)	$(10.38)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.62	$0.07	$20.23	$20.30	$(0.08)	$(2.70)	$—	$(2.78)
8/31/2020	$58.45	$0.16	$7.58	$7.74	$(0.19)	$(3.38)	$—	$(3.57)
8/31/2019	$65.23	$0.19	$(0.93)	$(0.74)	$(0.20)	$(5.84)	$—	$(6.04)

Class E
8/31/2023	$61.89	$0.63	$5.23	$5.86	$(0.60)	$(6.00)	$—	$(6.60)
Period from 1/11/2022[g] to 8/31/2022	$71.07	$0.35	$(9.53)	$(9.18)	$—	$—	$—	$—

Global Real Estate Fund
Institutional Class
8/31/2023[k]	$29.90	$0.67	$(3.00)	$(2.33)	$(0.60)	$(1.28)	$(0.03)	$(1.91)
8/31/2022[k]	$37.76	$0.41	$(5.60)	$(5.19)	$(0.57)	$(2.10)	$—	$(2.67)
8/31/2021[k]	$29.93	$0.46	$7.86	$8.32	$(0.49)	$—	$—	$(0.49)
8/31/2020[k]	$32.58	$0.46	$(1.59)	$(1.13)	$(0.87)	$(0.57)	$(0.08)	$(1.52)
8/31/2019[k]	$29.60	$0.44	$3.58	$4.02	$(0.71)	$(0.33)	$—	$(1.04)

Greater China Equity Fund
Institutional Class
8/31/2023[k]	$30.58	$(0.11)	$(4.78)	$(4.89)	$(0.25)	$—	$(0.00)	$(0.25)
8/31/2022[k]	$45.64	$0.21	$(12.73)	$(12.52)	$(0.32)	$(2.22)	$—	$(2.54)
8/31/2021[k]	$40.43	$0.32	$5.14	$5.46	$(0.25)	$—	$—	$(0.25)
8/31/2020[k]	$32.65	$0.21	$7.89	$8.10	$(0.32)	$—	$—	$(0.32)
8/31/2019[k]	$52.08	$0.32	$(3.39)	$(3.07)	$—	$(16.36)	$—	$(16.36)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$59.50	9.27%	$102.1	1.34%	1.34%	(0.25)%	17%
$—	$60.53	(14.93)%	$108.6	1.34%	1.34%	(0.46)%	12%
$—	$79.33	32.43%	$148.2	1.34%	1.34%	(0.50)%	12%
$—	$62.31	13.10%	$131.3	1.35%	1.35%	(0.31)%	11%
$—	$58.32	0.18%	$157.0	1.35%	1.35%	(0.26)%	14%

$—	$60.91	9.82%	$2,533.4	0.84%	0.84%	0.25%	17%
$—	$61.58	(14.50)%	$2,569.7	0.84%	0.84%	0.04%	12%
$—	$80.18	33.11%	$3,551.7	0.84%	0.84%	0.00%	12%
$—	$62.66	13.65%	$3,032.9	0.84%	0.84%	0.19%	11%
$—	$58.48	0.69%	$2,809.8	0.85%	0.85%	0.25%	14%

$—	$60.90	9.92%	$4,566.4	0.74%	0.74%	0.35%	17%
$—	$61.61	(14.41)%	$4,463.8	0.74%	0.74%	0.14%	12%
$—	$80.14	33.23%	$5,744.7	0.74%	0.74%	0.09%	12%
$—	$62.62	13.74%	$4,420.9	0.75%	0.75%[e]	0.28%	11%
$—	$58.45	0.80%	$4,221.1	0.75%	0.75%	0.34%	14%

$—	$61.15	10.70%	$146.3	0.69%	0.03%	1.06%	17%
$—	$61.89	(12.92)%	$134.0	0.70%[h]	0.03%[h]	0.86%[h]	12%[i,j]

$—	$25.66	(7.85)%	$3.0	7.64%	1.03%[l]	2.47%	193%
$—	$29.90	(14.76)%	$2.8	7.95%	1.00%	1.21%	78%
$—	$37.76	28.06%	$3.6	10.46%	1.01%	1.41%	51%
$—	$29.93	(3.48)%	$1.4	8.80%	1.01%	1.47%	49%
$—	$32.58	14.01%	$3.4	9.11%	1.01%	1.46%	38%

$—	$25.44	(16.10)%	$1.7	2.79%	1.51%[l]	(0.38)%	45%
$—	$30.58	(28.71)%	$32.4	1.91%	1.51%	0.55%	53%
$—	$45.64	13.54%	$61.3	1.80%	1.51%	0.66%	81%
$—	$40.43	24.93%	$52.3	1.81%	1.51%	0.64%	82%
$—	$32.65	(1.03)%	$45.2	1.84%	1.52%[l]	0.85%	46%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Equity Fund
Investor Class
8/31/2023	$11.13	$0.16	$1.42	$1.58	$(0.09)	$(0.49)	$—	$(0.58)
8/31/2022	$17.18	$0.15	$(4.43)	$(4.28)	$(0.14)	$(1.63)	$—	$(1.77)
8/31/2021	$14.04	$0.11	$3.72	$3.83	$(0.09)	$(0.60)	$—	$(0.69)
8/31/2020	$12.47	$0.06	$1.84	$1.90	$(0.12)	$(0.22)	$—	$(0.34)
8/31/2019	$13.16	$0.11	$(0.68)	$(0.57)	$(0.09)	$(0.03)	$—	$(0.12)

Trust Class
8/31/2023	$11.13	$0.15	$1.43	$1.58	$(0.09)	$(0.49)	$—	$(0.58)
8/31/2022	$17.18	$0.14	$(4.43)	$(4.29)	$(0.13)	$(1.63)	$—	$(1.76)
8/31/2021	$14.04	$0.09	$3.73	$3.82	$(0.08)	$(0.60)	$—	$(0.68)
8/31/2020	$12.46	$0.05	$1.85	$1.90	$(0.11)	$(0.22)	$—	$(0.33)
8/31/2019	$13.16	$0.10	$(0.69)	$(0.59)	$(0.08)	$(0.03)	$—	$(0.11)

Institutional Class
8/31/2023	$11.14	$0.19	$1.43	$1.62	$(0.11)	$(0.49)	$—	$(0.60)
8/31/2022	$17.20	$0.18	$(4.43)	$(4.25)	$(0.18)	$(1.63)	$—	$(1.81)
8/31/2021	$14.06	$0.14	$3.72	$3.86	$(0.12)	$(0.60)	$—	$(0.72)
8/31/2020	$12.48	$0.09	$1.85	$1.94	$(0.15)	$(0.22)	$—	$(0.37)
8/31/2019	$13.18	$0.13	$(0.67)	$(0.54)	$(0.13)	$(0.03)	$—	$(0.16)

Class A
8/31/2023	$11.17	$0.14	$1.43	$1.57	$(0.08)	$(0.49)	$—	$(0.57)
8/31/2022	$17.16	$0.13	$(4.44)	$(4.31)	$(0.05)	$(1.63)	$—	$(1.68)
8/31/2021	$14.03	$0.08	$3.73	$3.81	$(0.08)	$(0.60)	$—	$(0.68)
8/31/2020	$12.46	$0.04	$1.85	$1.89	$(0.11)	$(0.22)	$—	$(0.33)
8/31/2019	$13.15	$0.09	$(0.67)	$(0.58)	$(0.08)	$(0.03)	$—	$(0.11)

Class C
8/31/2023	$10.99	$0.05	$1.42	$1.47	$(0.02)	$(0.49)	$—	$(0.51)
8/31/2022	$17.00	$0.03	$(4.39)	$(4.36)	$(0.02)	$(1.63)	$—	$(1.65)
8/31/2021	$13.94	$(0.03)	$3.69	$3.66	$—	$(0.60)	$—	$(0.60)
8/31/2020	$12.39	$(0.06)	$1.83	$1.77	$(0.01)	$(0.22)	$—	$(0.23)
8/31/2019	$13.09	$(0.00)	$(0.67)	$(0.67)	$(0.00)	$(0.03)	$—	$(0.03)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.13	14.72%	$71.2	1.21%	1.07%	1.41%	41%
$—	$11.13	(27.43)%	$67.5	1.19%	1.09%	1.09%	49%
$—	$17.18	28.24%	$102.9	1.16%	1.06%	0.70%	26%
$0.01	$14.04	15.39%[m]	$92.8	1.19%	1.08%	0.43%	45%
$—	$12.47	(4.23)%	$93.3	1.22%	1.13%	0.87%	34%

$—	$12.13	14.66%	$22.2	1.28%	1.14%	1.32%	41%
$—	$11.13	(27.49)%	$21.8	1.26%	1.16%	1.04%	49%
$—	$17.18	28.17%	$32.4	1.24%	1.14%	0.61%	26%
$0.01	$14.04	15.41%[m]	$28.7	1.23%	1.13%	0.40%	45%
$—	$12.46	(4.35)%	$30.1	1.26%	1.17%	0.80%	34%

$—	$12.16	15.09%	$870.5	1.03%	0.86%	1.59%	41%
$—	$11.14	(27.29)%	$953.7	1.00%	0.87%	1.30%	49%
$—	$17.20	28.45%	$1,654.0	0.98%	0.86%	0.92%	26%
$0.01	$14.06	15.74%[m]	$1,319.0	0.98%	0.85%	0.71%	45%
$—	$12.48	(3.95)%	$1,518.8	1.00%	0.85%	1.08%	34%

$—	$12.17	14.56%	$11.8	1.41%	1.22%	1.22%	41%
$—	$11.17	(27.53)%	$11.1	1.37%	1.23%	0.91%	49%
$—	$17.16	28.05%	$66.1	1.35%	1.22%	0.54%	26%
$0.01	$14.03	15.27%[m]	$55.8	1.34%	1.21%	0.30%	45%
$—	$12.46	(4.30)%	$52.2	1.37%	1.21%	0.76%	34%

$—	$11.95	13.78%	$4.3	2.15%	1.97%	0.45%	41%
$—	$10.99	(28.09)%	$4.9	2.12%	1.98%	0.21%	49%
$—	$17.00	27.07%	$8.2	2.10%	1.97%	(0.22)%	26%
$0.01	$13.94	14.41%[m]	$7.4	2.09%	1.96%	(0.47)%	45%
$—	$12.39	(5.05)%	$9.6	2.12%	1.96%	(0.02)%	34%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Equity Fund (cont’d)
Class R6
8/31/2023	$11.16	$0.21	$1.42	$1.63	$(0.12)	$(0.49)	$—	$(0.61)
8/31/2022	$17.22	$0.19	$(4.43)	$(4.24)	$(0.19)	$(1.63)	$—	$(1.82)
8/31/2021	$14.08	$0.15	$3.73	$3.88	$(0.14)	$(0.60)	$—	$(0.74)
8/31/2020	$12.49	$0.10	$1.87	$1.97	$(0.17)	$(0.22)	$—	$(0.39)
8/31/2019	$13.20	$0.16	$(0.70)	$(0.54)	$(0.14)	$(0.03)	$—	$(0.17)

Class E
8/31/2023	$11.20	$0.29	$1.43	$1.72	$(0.18)	$(0.49)	$—	$(0.67)
Period from 1/11/2022[g] to 8/31/2022	$14.79	$0.19	$(3.78)	$(3.59)	$—	$—	$—	$—

International Select Fund
Trust Class
8/31/2023	$11.58	$0.16	$1.45	$1.61	$(0.10)	$(0.46)	$—	$(0.56)
8/31/2022	$17.62	$0.16	$(4.49)	$(4.33)	$(0.09)	$(1.62)	$—	$(1.71)
8/31/2021	$13.91	$0.10	$3.78	$3.88	$(0.07)	$(0.10)	$—	$(0.17)
8/31/2020	$12.30	$0.05	$1.94	$1.99	$(0.19)	$(0.19)	$—	$(0.38)
8/31/2019	$12.97	$0.12	$(0.61)	$(0.49)	$(0.05)	$(0.13)	$—	$(0.18)

Institutional Class
8/31/2023	$11.57	$0.20	$1.44	$1.64	$(0.15)	$(0.46)	$—	$(0.61)
8/31/2022	$17.60	$0.21	$(4.47)	$(4.26)	$(0.15)	$(1.62)	$—	$(1.77)
8/31/2021	$13.89	$0.16	$3.77	$3.93	$(0.12)	$(0.10)	$—	$(0.22)
8/31/2020	$12.28	$0.10	$1.93	$2.03	$(0.23)	$(0.19)	$—	$(0.42)
8/31/2019	$12.96	$0.15	$(0.60)	$(0.45)	$(0.10)	$(0.13)	$—	$(0.23)

Class A
8/31/2023	$11.47	$0.15	$1.44	$1.59	$(0.10)	$(0.46)	$—	$(0.56)
8/31/2022	$17.47	$0.16	$(4.44)	$(4.28)	$(0.10)	$(1.62)	$—	$(1.72)
8/31/2021	$13.80	$0.10	$3.74	$3.84	$(0.07)	$(0.10)	$—	$(0.17)
8/31/2020	$12.21	$0.05	$1.92	$1.97	$(0.19)	$(0.19)	$—	$(0.38)
8/31/2019	$12.87	$0.10	$(0.58)	$(0.48)	$(0.05)	$(0.13)	$—	$(0.18)

Class C
8/31/2023	$11.14	$0.06	$1.40	$1.46	$(0.01)	$(0.46)	$—	$(0.47)
8/31/2022	$17.09	$0.05	$(4.33)	$(4.28)	$(0.05)	$(1.62)	$—	$(1.67)
8/31/2021	$13.54	$(0.02)	$3.67	$3.65	$—	$(0.10)	$—	$(0.10)
8/31/2020	$11.99	$(0.04)	$1.87	$1.83	$(0.09)	$(0.19)	$—	$(0.28)
8/31/2019	$12.68	$0.01	$(0.57)	$(0.56)	$—	$(0.13)	$—	$(0.13)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.18	15.15%	$41.5	0.93%	0.76%	1.80%	41%
$—	$11.16	(27.18)%	$27.7	0.90%	0.77%	1.29%	49%
$—	$17.22	28.57%	$86.0	0.88%	0.76%	1.00%	26%
$0.01	$14.08	15.91%[m]	$76.1	0.88%	0.75%	0.77%	45%
$—	$12.49	(3.95)%	$80.4	0.92%	0.76%	1.28%	34%

$—	$12.25	15.97%	$32.2	0.88%	0.07%	2.44%	41%
$—	$11.20	(24.27)%[i]	$28.1	0.86%[h]	0.07%[h]	2.42%[h]	49%[j]

$—	$12.63	14.41%	$4.9	1.47%	1.16%	1.29%	43%
$—	$11.58	(26.93)%	$4.5	1.41%	1.19%	1.11%	55%
$—	$17.62	28.12%	$6.6	1.41%	1.16%	0.67%	21%
$—	$13.91	16.28%	$5.3	1.41%	1.15%	0.41%	33%
$—	$12.30	(3.58)%	$5.0	1.42%	1.15%	0.97%	32%

$—	$12.60	14.68%	$137.5	0.98%	0.81%	1.65%	43%
$—	$11.57	(26.61)%	$119.9	1.00%	0.84%	1.48%	55%
$—	$17.60	28.57%	$152.5	0.97%	0.81%	1.01%	21%
$—	$13.89	16.68%	$138.9	0.94%	0.80%	0.79%	33%
$—	$12.28	(3.29)%	$128.1	0.97%	0.80%	1.27%	32%

$—	$12.50	14.34%	$3.9	1.36%	1.17%	1.28%	43%
$—	$11.47	(26.89)%	$3.1	1.37%	1.20%	1.10%	55%
$—	$17.47	28.07%	$4.5	1.34%	1.17%	0.66%	21%
$—	$13.80	16.22%	$3.2	1.31%	1.16%	0.36%	33%
$—	$12.21	(3.58)%	$3.2	1.35%	1.16%	0.85%	32%

$—	$12.13	13.49%	$0.7	2.16%	1.92%	0.52%	43%
$—	$11.14	(27.45)%	$0.5	2.15%	1.95%	0.38%	55%
$—	$17.09	27.11%	$0.8	2.12%	1.92%	(0.11)%	21%
$—	$13.54	15.37%	$0.9	2.06%	1.91%	(0.34)%	33%
$—	$11.99	(4.32)%	$1.5	2.09%	1.91%	0.10%	32%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Select Fund (cont’d)
Class R3
8/31/2023	$11.35	$0.12	$1.42	$1.54	$(0.07)	$(0.46)	$—	$(0.53)
8/31/2022	$17.32	$0.12	$(4.39)	$(4.27)	$(0.08)	$(1.62)	$—	$(1.70)
8/31/2021	$13.67	$0.06	$3.71	$3.77	$(0.02)	$(0.10)	$—	$(0.12)
8/31/2020	$12.10	$0.02	$1.89	$1.91	$(0.15)	$(0.19)	$—	$(0.34)
8/31/2019	$12.75	$0.08	$(0.58)	$(0.50)	$(0.02)	$(0.13)	$—	$(0.15)

Class R6
8/31/2023	$11.57	$0.21	$1.45	$1.66	$(0.16)	$(0.46)	$—	$(0.62)
8/31/2022	$17.61	$0.24	$(4.49)	$(4.25)	$(0.17)	$(1.62)	$—	$(1.79)
8/31/2021	$13.90	$0.13	$3.81	$3.94	$(0.13)	$(0.10)	$—	$(0.23)
8/31/2020	$12.29	$0.04	$2.00	$2.04	$(0.24)	$(0.19)	$—	$(0.43)
8/31/2019	$12.96	$0.23	$(0.66)	$(0.43)	$(0.11)	$(0.13)	$—	$(0.24)

International Small Cap Fund
Institutional Class
8/31/2023	$12.08	$0.17	$0.84	$1.01	$—	$(0.61)	$—	$(0.61)
8/31/2022	$18.34	$0.11	$(5.54)	$(5.43)	$(0.11)	$(0.72)	$—	$(0.83)
8/31/2021	$13.86	$0.03	$4.96	$4.99	$(0.07)	$(0.44)	$—	$(0.51)
8/31/2020	$11.28	$0.02	$2.66	$2.68	$(0.10)	$—	$—	$(0.10)
8/31/2019	$12.98	$0.11	$(1.60)	$(1.49)	$(0.03)	$(0.18)	$—	$(0.21)

Class A
8/31/2023	$12.00	$0.12	$0.85	$0.97	$—	$(0.61)	$—	$(0.61)
8/31/2022	$18.24	$0.02	$(5.47)	$(5.45)	$(0.07)	$(0.72)	$—	$(0.79)
8/31/2021	$13.82	$(0.03)	$4.94	$4.91	$(0.05)	$(0.44)	$—	$(0.49)
8/31/2020	$11.24	$(0.03)	$2.66	$2.63	$(0.05)	$—	$—	$(0.05)
8/31/2019	$12.93	$0.06	$(1.57)	$(1.51)	$—	$(0.18)	$—	$(0.18)

Class C
8/31/2023	$11.64	$0.03	$0.81	$0.84	$—	$(0.61)	$—	$(0.61)
8/31/2022	$17.81	$(0.07)	$(5.36)	$(5.43)	$(0.02)	$(0.72)	$—	$(0.74)
8/31/2021	$13.55	$(0.15)	$4.85	$4.70	$—	$(0.44)	$—	$(0.44)
8/31/2020	$11.06	$(0.11)	$2.60	$2.49	$—	$—	$—	$—
8/31/2019	$12.83	$(0.01)	$(1.58)	$(1.59)	$—	$(0.18)	$—	$(0.18)

Class R6
8/31/2023	$12.07	$0.18	$0.84	$1.02	$—	$(0.61)	$—	$(0.61)
8/31/2022	$18.32	$0.12	$(5.54)	$(5.42)	$(0.11)	$(0.72)	$—	$(0.83)
8/31/2021	$13.88	$0.04	$4.97	$5.01	$(0.13)	$(0.44)	$—	$(0.57)
8/31/2020	$11.29	$0.03	$2.67	$2.70	$(0.11)	$—	$—	$(0.11)
8/31/2019	$12.98	$0.12	$(1.59)	$(1.47)	$(0.04)	$(0.18)	$—	$(0.22)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.36	14.04%	$1.4	1.63%	1.42%	1.03%	43%
$—	$11.35	(27.06)%	$1.2	1.64%	1.45%	0.87%	55%
$—	$17.32	27.74%	$1.9	1.60%	1.42%	0.38%	21%
$—	$13.67	15.93%	$2.2	1.57%	1.41%	0.18%	33%
$—	$12.10	(3.81)%	$2.3	1.60%	1.41%	0.66%	32%

$—	$12.61	14.90%	$0.1	0.96%	0.71%	1.71%	43%
$—	$11.57	(26.59)%	$0.2	0.89%	0.73%	1.58%	55%
$—	$17.61	28.65%	$1.3	0.88%	0.71%	0.83%	21%
$—	$13.90	16.77%	$1.9	0.84%	0.70%	0.28%	33%
$—	$12.29	(3.11)%	$29.6	0.87%	0.71%	1.88%	32%

$—	$12.48	8.63%	$2.7	10.78%	1.06%	1.41%	49%
$—	$12.08	(30.79)%	$2.7	10.11%	1.06%	0.72%	21%
$—	$18.34	36.97%	$2.8	13.09%	1.07%	0.20%	22%
$—	$13.86	23.84%	$1.4	5.81%	1.05%[l]	0.14%	14%
$—	$11.28	(11.26)%	$5.3	6.24%	1.05%	1.00%	32%

$—	$12.36	8.34%	$0.3	11.22%	1.42%	0.97%	49%
$—	$12.00	(31.05)%	$0.2	10.46%	1.42%	0.11%	21%
$—	$18.24	36.43%	$0.5	13.62%	1.43%	(0.17)%	22%
$—	$13.82	23.41%	$0.2	6.40%	1.42%[l]	(0.23)%	14%
$—	$11.24	(11.49)%	$0.1	6.77%	1.41%	0.54%	32%

$—	$11.87	7.45%	$0.1	11.99%	2.17%	0.29%	49%
$—	$11.64	(31.59)%	$0.1	11.24%	2.17%	(0.45)%	21%
$—	$17.81	35.48%	$0.2	14.29%	2.19%	(0.96)%	22%
$—	$13.55	22.51%	$0.1	6.93%	2.17%[l]	(0.97)%	14%
$—	$11.06	(12.22)%	$0.1	7.38%	2.16%	(0.10)%	32%

$—	$12.48	8.72%	$0.3	10.73%	0.96%	1.50%	49%
$—	$12.07	(30.76)%	$0.3	10.00%	0.96%	0.78%	21%
$—	$18.32	37.14%	$0.4	13.03%	0.98%	0.25%	22%
$—	$13.88	24.01%	$0.3	5.71%	0.96%[l]	0.24%	14%
$—	$11.29	(11.13)%	$0.2	6.16%	0.96%	1.09%	32%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Intrinsic Value Fund
Institutional Class
8/31/2023	$19.00	$(0.01)	$1.11	$1.10	$—	$(0.67)	$—	$(0.67)
8/31/2022	$24.01	$(0.08)	$(3.45)	$(3.53)	$—	$(1.48)	$—	$(1.48)
8/31/2021[n]	$15.13	$(0.11)	$9.31	$9.20	$—	$(0.32)	$—	$(0.32)
8/31/2020[n]	$14.50	$(0.04)	$1.11	$1.07	$—	$(0.44)	$—	$(0.44)
8/31/2019[n]	$18.54	$(0.03)	$(2.14)	$(2.17)	$—	$(1.87)	$—	$(1.87)

Class A
8/31/2023	$18.70	$(0.08)	$1.08	$1.00	$—	$(0.67)	$—	$(0.67)
8/31/2022	$23.74	$(0.16)	$(3.40)	$(3.56)	$—	$(1.48)	$—	$(1.48)
8/31/2021[n]	$15.02	$(0.19)	$9.23	$9.04	$—	$(0.32)	$—	$(0.32)
8/31/2020[n]	$14.44	$(0.09)	$1.11	$1.02	$—	$(0.44)	$—	$(0.44)
8/31/2019[f,n]	$18.54	$(0.09)	$(2.14)	$(2.23)	$—	$(1.87)	$—	$(1.87)

Class C
8/31/2023	$18.10	$(0.21)	$1.04	$0.83	$—	$(0.67)	$—	$(0.67)
8/31/2022	$23.19	$(0.30)	$(3.31)	$(3.61)	$—	$(1.48)	$—	$(1.48)
8/31/2021[n]	$14.79	$(0.33)	$9.05	$8.72	$—	$(0.32)	$—	$(0.32)
8/31/2020[n]	$14.34	$(0.19)	$1.08	$0.89	$—	$(0.44)	$—	$(0.44)
8/31/2019[f,n]	$18.54	$(0.20)	$(2.13)	$(2.33)	$—	$(1.87)	$—	$(1.87)

Class R6
8/31/2023	$19.09	$0.01	$1.12	$1.13	$—	$(0.67)	$—	$(0.67)
8/31/2022	$24.09	$(0.05)	$(3.47)	$(3.52)	$—	$(1.48)	$—	$(1.48)
8/31/2021[n]	$15.17	$(0.09)	$9.33	$9.24	$—	$(0.32)	$—	$(0.32)
8/31/2020[n]	$14.52	$(0.02)	$1.11	$1.09	$—	$(0.44)	$—	$(0.44)
Period from 1/18/2019[g] to 8/31/2019[n]	$14.22	$(0.01)	$0.31	$0.30	$—	$—	$—	$—

Large Cap Growth Fund
Investor Class
8/31/2023[o]	$21.86	$0.04	$3.60	$3.64	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[o]	$29.38	$0.03	$(4.60)	$(4.57)	$(0.02)	$(2.93)	$—	$(2.95)
8/31/2021	$23.38	$0.03	$7.76	$7.79	$(0.05)	$(1.74)	$—	$(1.79)
8/31/2020	$18.30	$0.05	$6.20	$6.25	$(0.07)	$(1.10)	$—	$(1.17)
8/31/2019	$19.52	$0.10	$0.32	$0.42	$(0.11)	$(1.53)	$—	$(1.64)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$19.43	6.12%	$1,351.6	0.95%	0.95%	(0.04)%	10%
$—	$19.00	(15.58)%	$1,204.8	1.00%	1.00%[e]	(0.37)%	12%
$—	$24.01	61.43%	$979.4	1.01%	1.01%[e]	(0.54)%	23%
$—	$15.13	7.36%	$555.2	1.05%	1.00%	(0.29)%	19%
$—	$14.50	(10.83)%	$574.1	1.05%	1.01%	(0.20)%	22%

$—	$19.03	5.67%	$75.0	1.34%	1.34%[e]	(0.44)%	10%
$—	$18.70	(15.90)%	$49.0	1.36%	1.36%[e]	(0.73)%	12%
$—	$23.74	60.81%	$51.4	1.37%	1.37%	(0.90)%	23%
$—	$15.02	7.04%	$21.0	1.43%	1.36%	(0.65)%	19%
$—	$14.44	(11.18)%	$19.7	1.44%	1.37%	(0.56)%	22%

$—	$18.26	4.89%	$19.4	2.09%	2.09%[e]	(1.18)%	10%
$—	$18.10	(16.52)%	$20.4	2.11%	2.11%[e]	(1.48)%	12%
$—	$23.19	59.58%	$18.4	2.12%	2.12%[e]	(1.65)%	23%
$—	$14.79	6.16%	$11.3	2.16%	2.11%	(1.38)%	19%
$—	$14.34	(11.78)%	$16.8	2.16%	2.12%	(1.30)%	22%

$—	$19.55	6.25%	$104.5	0.85%	0.85%	0.06%	10%
$—	$19.09	(15.49)%	$101.3	0.86%	0.86%	(0.23)%	12%
$—	$24.09	61.54%	$84.0	0.89%	0.89%[e]	(0.44)%	23%
$—	$15.17	7.49%	$0.1	0.97%	0.90%	(0.17)%	19%
$—	$14.52	2.11%[i]	$0.2	1.00%[h]	0.91%[h]	(0.10)%[h]	22%[j]

$—	$24.23	18.03%	$1,565.1	0.83%	0.83%	0.20%	35%
$—	$21.86	(17.16)%	$1,408.1	0.83%	0.83%	0.11%	32%
$—	$29.38	35.49%	$1,812.9	0.82%	0.82%	0.11%	28%
$—	$23.38	35.76%	$1,419.5	0.87%	0.87%	0.26%	49%
$—	$18.30	4.03%	$1,125.5	0.89%	0.89%	0.56%	37%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Large Cap Growth Fund (cont’d)
Trust Class
8/31/2023[o]	$21.78	$(0.00)	$3.58	$3.58	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[o]	$29.31	$(0.02)	$(4.58)	$(4.60)	$(0.00)	$(2.93)	$—	$(2.93)
8/31/2021	$23.36	$(0.02)	$7.74	$7.72	$(0.03)	$(1.74)	$—	$(1.77)
8/31/2020	$18.28	$0.02	$6.20	$6.22	$(0.04)	$(1.10)	$—	$(1.14)
8/31/2019	$19.51	$0.07	$0.31	$0.38	$(0.08)	$(1.53)	$—	$(1.61)

Advisor Class
8/31/2023[o]	$21.53	$(0.09)	$3.52	$3.43	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[o]	$29.05	$(0.07)	$(4.53)	$(4.60)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$23.20	$(0.05)	$7.66	$7.61	$(0.02)	$(1.74)	$—	$(1.76)
8/31/2020	$18.20	$(0.04)	$6.17	$6.13	$(0.03)	$(1.10)	$—	$(1.13)
8/31/2019	$19.46	$0.01	$0.31	$0.32	$(0.05)	$(1.53)	$—	$(1.58)

Institutional Class
8/31/2023[o]	$21.89	$0.08	$3.61	$3.69	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[o]	$29.42	$0.07	$(4.62)	$(4.55)	$(0.05)	$(2.93)	$—	$(2.98)
8/31/2021	$23.41	$0.06	$7.77	$7.83	$(0.08)	$(1.74)	$—	$(1.82)
8/31/2020	$18.32	$0.08	$6.22	$6.30	$(0.11)	$(1.10)	$—	$(1.21)
8/31/2019	$19.55	$0.13	$0.32	$0.45	$(0.15)	$(1.53)	$—	$(1.68)

Class A
8/31/2023[o]	$21.74	$(0.00)	$3.57	$3.57	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[o]	$29.27	$(0.02)	$(4.59)	$(4.61)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$23.34	$(0.03)	$7.73	$7.70	$(0.03)	$(1.74)	$—	$(1.77)
8/31/2020	$18.28	$0.02	$6.19	$6.21	$(0.05)	$(1.10)	$—	$(1.15)
8/31/2019	$19.50	$0.06	$0.33	$0.39	$(0.08)	$(1.53)	$—	$(1.61)

Class C
8/31/2023[o]	$21.03	$(0.16)	$3.43	$3.27	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[o]	$28.61	$(0.20)	$(4.46)	$(4.66)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$22.98	$(0.21)	$7.58	$7.37	$—	$(1.74)	$—	$(1.74)
8/31/2020	$18.10	$(0.13)	$6.11	$5.98	$—	$(1.10)	$—	$(1.10)
8/31/2019	$19.40	$(0.06)	$0.31	$0.25	$(0.02)	$(1.53)	$—	$(1.55)

Class R3
8/31/2023[o]	$21.49	$(0.06)	$3.52	$3.46	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[o]	$29.05	$(0.10)	$(4.54)	$(4.64)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$23.22	$(0.11)	$7.69	$7.58	$(0.01)	$(1.74)	$—	$(1.75)
8/31/2020	$18.22	$(0.05)	$6.16	$6.11	$(0.01)	$(1.10)	$—	$(1.11)
8/31/2019	$19.46	$0.01	$0.33	$0.34	$(0.05)	$(1.53)	$—	$(1.58)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$24.09	17.82%	$40.8	1.03%	1.03%	(0.00)%	35%
$—	$21.78	(17.31)%	$37.7	1.03%	1.03%	(0.10)%	32%
$—	$29.31	35.21%	$52.5	1.03%	1.03%	(0.09)%	28%
$—	$23.36	35.55%	$42.7	1.05%	1.05%	0.08%	49%
$—	$18.28	3.77%	$45.5	1.06%	1.06%	0.38%	37%

$—	$23.69	17.30%	$0.2	1.34%	1.34%	(0.43)%	35%
$—	$21.53	(17.45)%	$2.3	1.17%	1.17%	(0.29)%	32%
$—	$29.05	34.95%	$8.0	1.19%	1.19%	(0.18)%	28%
$—	$23.20	35.18%	$0.2	1.32%	1.32%	(0.21)%	49%
$—	$18.20	3.41%	$0.2	1.40%	1.40%	0.05%	37%

$—	$24.31	18.24%	$415.8	0.68%	0.68%	0.34%	35%
$—	$21.89	(17.06)%	$245.1	0.68%	0.68%	0.28%	32%
$—	$29.42	35.68%	$204.8	0.67%	0.67%	0.26%	28%
$—	$23.41	36.03%	$149.6	0.70%	0.70%	0.43%	49%
$—	$18.32	4.19%	$83.9	0.71%	0.71%	0.74%	37%

$—	$24.04	17.80%	$23.4	1.05%	1.05%	(0.01)%	35%
$—	$21.74	(17.33)%	$12.4	1.05%	1.05%	(0.09)%	32%
$—	$29.27	35.15%	$10.0	1.05%	1.05%	(0.12)%	28%
$—	$23.34	35.49%	$6.1	1.07%	1.07%	0.12%	49%
$—	$18.28	3.79%	$4.1	1.09%	1.09%	0.34%	37%

$—	$23.03	16.94%	$12.2	1.79%	1.79%	(0.74)%	35%
$—	$21.03	(17.97)%	$3.4	1.80%	1.80%	(0.85)%	32%
$—	$28.61	34.17%	$3.1	1.79%	1.79%	(0.86)%	28%
$—	$22.98	34.53%	$2.3	1.81%	1.81%	(0.70)%	49%
$—	$18.10	3.00%	$1.8	1.84%	1.84%	(0.38)%	37%

$—	$23.68	17.48%	$1.1	1.35%	1.35%[e]	(0.27)%	35%
$—	$21.49	(17.60)%	$0.4	1.36%	1.36%[e]	(0.41)%	32%
$—	$29.05	34.77%	$0.4	1.38%	1.36%	(0.45)%	28%
$—	$23.22	35.06%	$0.2	1.36%	1.36%[e]	(0.25)%	49%
$—	$18.22	3.51%	$0.1	1.40%	1.36%	0.06%	37%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions

Class R6
8/31/2023[o]	$21.90	$0.09	$3.62	$3.71	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[o]	$29.42	$0.07	$(4.60)	$(4.53)	$(0.06)	$(2.93)	$—	$(2.99)
8/31/2021	$23.41	$0.07	$7.77	$7.84	$(0.09)	$(1.74)	$—	$(1.83)
8/31/2020	$18.32	$0.09	$6.22	$6.31	$(0.12)	$(1.10)	$—	$(1.22)
Period from 3/29/2019[g] to 8/31/2019	$16.73	$0.06	$1.53	$1.59	$—	$—	$—	$—

Large Cap Value Fund
Investor Class
8/31/2023	$40.77	$0.86	$1.41	$2.27	$(0.67)	$—	$—	$(0.67)
8/31/2022	$44.85	$0.80	$(2.65)	$(1.85)	$(0.55)	$(1.68)	$—	$(2.23)
8/31/2021	$30.38	$0.66	$14.39	$15.05	$(0.49)	$(0.09)	$—	$(0.58)
8/31/2020	$30.58	$0.59	$0.46	$1.05	$(0.60)	$(0.65)	$—	$(1.25)
8/31/2019	$32.87	$0.59	$1.03	$1.62	$(0.53)	$(3.38)	$—	$(3.91)

Trust Class
8/31/2023	$40.78	$0.78	$1.41	$2.19	$(0.59)	$—	$—	$(0.59)
8/31/2022	$44.86	$0.72	$(2.65)	$(1.93)	$(0.47)	$(1.68)	$—	$(2.15)
8/31/2021	$30.39	$0.58	$14.41	$14.99	$(0.43)	$(0.09)	$—	$(0.52)
8/31/2020	$30.59	$0.54	$0.45	$0.99	$(0.54)	$(0.65)	$—	$(1.19)
8/31/2019	$32.88	$0.54	$1.03	$1.57	$(0.48)	$(3.38)	$—	$(3.86)

Advisor Class
8/31/2023	$40.78	$0.71	$1.41	$2.12	$(0.52)	$—	$—	$(0.52)
8/31/2022	$44.85	$0.64	$(2.64)	$(2.00)	$(0.39)	$(1.68)	$—	$(2.07)
8/31/2021	$30.40	$0.51	$14.41	$14.92	$(0.38)	$(0.09)	$—	$(0.47)
8/31/2020	$30.60	$0.49	$0.46	$0.95	$(0.50)	$(0.65)	$—	$(1.15)
8/31/2019	$32.88	$0.49	$1.04	$1.53	$(0.43)	$(3.38)	$—	$(3.81)

Institutional Class
8/31/2023	$40.75	$0.93	$1.41	$2.34	$(0.74)	$—	$—	$(0.74)
8/31/2022	$44.84	$0.88	$(2.65)	$(1.77)	$(0.64)	$(1.68)	$—	$(2.32)
8/31/2021	$30.38	$0.84	$14.26	$15.10	$(0.55)	$(0.09)	$—	$(0.64)
8/31/2020	$30.57	$0.64	$0.47	$1.11	$(0.65)	$(0.65)	$—	$(1.30)
8/31/2019	$32.87	$0.66	$1.01	$1.67	$(0.59)	$(3.38)	$—	$(3.97)

Class A
8/31/2023	$40.76	$0.77	$1.41	$2.18	$(0.58)	$—	$—	$(0.58)
8/31/2022	$44.87	$0.71	$(2.65)	$(1.94)	$(0.49)	$(1.68)	$—	$(2.17)
8/31/2021	$30.39	$0.64	$14.33	$14.97	$(0.40)	$(0.09)	$—	$(0.49)
8/31/2020	$30.59	$0.53	$0.45	$0.98	$(0.53)	$(0.65)	$—	$(1.18)
8/31/2019	$32.88	$0.58	$0.97	$1.55	$(0.46)	$(3.38)	$—	$(3.84)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$24.34	18.33%	$4.7	0.59%	0.59%[e]	0.40%	35%
$—	$21.90	(17.01)%	$0.2	0.66%	0.65%	0.28%	32%
$—	$29.42	35.72%	$0.2	0.68%	0.65%	0.26%	28%
$—	$23.41	36.09%	$0.0	0.65%	0.65%[e]	0.47%	49%
$—	$18.32	9.50%[i]	$0.0	0.97%[h]	0.65%[h]	0.75%[h]	37%[j]

$—	$42.37	5.56%	$1,570.7	0.75%	0.75%	2.02%	81%
$—	$40.77	(4.38)%	$1,556.5	0.75%	0.75%	1.81%	82%
$—	$44.85	50.05%	$1,628.3	0.78%	0.78%	1.67%	89%
$—	$30.38	3.23%	$1,087.2	0.85%	0.85%	1.99%	157%
$—	$30.58	6.25%	$1,174.3	0.86%	0.86%	1.93%	109%[p]

$—	$42.38	5.35%	$119.0	0.95%	0.95%	1.83%	81%
$—	$40.78	(4.56)%	$117.2	0.96%	0.96%	1.61%	82%
$—	$44.86	49.76%	$112.1	0.99%	0.99%	1.47%	89%
$—	$30.39	3.05%	$65.4	1.03%	1.03%	1.82%	157%
$—	$30.59	6.04%	$81.7	1.04%	1.04%	1.75%	109%[p]

$—	$42.38	5.19%	$134.6	1.10%	1.10%	1.67%	81%
$—	$40.78	(4.70)%	$133.5	1.11%	1.11%	1.45%	82%
$—	$44.85	49.48%	$138.0	1.14%	1.14%	1.31%	89%
$—	$30.40	2.90%	$99.7	1.18%	1.18%	1.66%	157%
$—	$30.60	5.90%	$114.8	1.19%	1.19%	1.58%	109%[p]

$—	$42.35	5.72%	$9,281.6	0.60%	0.60%	2.19%	81%
$—	$40.75	(4.21)%	$7,555.8	0.61%	0.61%	2.00%	82%
$—	$44.84	50.25%	$4,146.7	0.62%	0.62%	1.96%	89%
$—	$30.38	3.42%	$365.3	0.68%	0.68%	2.15%	157%
$—	$30.57	6.41%	$339.6	0.69%	0.69%	2.17%	109%[p]

$—	$42.36	5.32%	$215.3	0.98%	0.98%	1.80%	81%
$—	$40.76	(4.58)%	$201.5	0.98%	0.98%	1.61%	82%
$—	$44.87	49.67%	$136.5	1.01%	1.01%	1.51%	89%
$—	$30.39	3.03%	$23.4	1.05%	1.05%	1.73%	157%
$—	$30.59	5.99%	$52.5	1.08%	1.08%	1.89%	109%[p]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Large Cap Value Fund (cont’d)
Class C
8/31/2023	$40.61	$0.46	$1.39	$1.85	$(0.26)	$—	$—	$(0.26)
8/31/2022	$44.90	$0.39	$(2.64)	$(2.25)	$(0.36)	$(1.68)	$—	$(2.04)
8/31/2021	$30.30	$0.40	$14.30	$14.70	$(0.01)	$(0.09)	$—	$(0.10)
8/31/2020	$30.61	$0.31	$0.44	$0.75	$(0.41)	$(0.65)	$—	$(1.06)
8/31/2019	$32.87	$0.33	$1.02	$1.35	$(0.23)	$(3.38)	$—	$(3.61)

Class R3
8/31/2023	$40.64	$0.67	$1.38	$2.05	$(0.46)	$—	$—	$(0.46)
8/31/2022	$44.88	$0.60	$(2.64)	$(2.04)	$(0.52)	$(1.68)	$—	$(2.20)
8/31/2021	$30.42	$0.52	$14.36	$14.88	$(0.33)	$(0.09)	$—	$(0.42)
8/31/2020	$30.62	$0.45	$0.45	$0.90	$(0.45)	$(0.65)	$—	$(1.10)
8/31/2019	$32.89	$0.43	$1.06	$1.49	$(0.38)	$(3.38)	$—	$(3.76)

Class R6
8/31/2023	$40.81	$0.98	$1.39	$2.37	$(0.78)	$—	$—	$(0.78)
8/31/2022	$44.89	$0.94	$(2.67)	$(1.73)	$(0.67)	$(1.68)	$—	$(2.35)
8/31/2021	$30.41	$0.78	$14.37	$15.15	$(0.58)	$(0.09)	$—	$(0.67)
8/31/2020	$30.59	$0.63	$0.51	$1.14	$(0.67)	$(0.65)	$—	$(1.32)
Period from 1/18/2019[g] to 8/31/2019	$28.19	$0.45	$1.95	$2.40	$—	$—	$—	$—

Class E
8/31/2023	$40.93	$1.17	$1.42	$2.59	$(0.98)	$—	$—	$(0.98)
Period from 1/11/2022[g] to 8/31/2022	$45.60	$0.73	$(5.40)	$(4.67)	$—	$—	$—	$—

Mid Cap Growth Fund
Investor Class
8/31/2023	$14.62	$(0.01)	$0.60	$0.59	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.78	$(0.05)	$(4.98)	$(5.03)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n]	$18.45	$(0.12)	$6.36	$6.24	$—	$(1.91)	$—	$(1.91)
8/31/2020[n]	$15.96	$(0.06)	$3.40	$3.34	$—	$(0.85)	$—	$(0.85)
8/31/2019[n]	$16.99	$(0.05)	$0.47	$0.42	$—	$(1.45)	$—	$(1.45)

Trust Class
8/31/2023	$14.60	$(0.02)	$0.59	$0.57	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.77	$(0.07)	$(4.97)	$(5.04)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,q]	$18.46	$(0.14)	$6.36	$6.22	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,q]	$15.98	$(0.07)	$3.40	$3.33	$—	$(0.85)	$—	$(0.85)
8/31/2019[n,q]	$17.02	$(0.06)	$0.47	$0.41	$—	$(1.45)	$—	$(1.45)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$42.20	4.54%	$269.1	1.71%	1.71%	1.07%	81%
$—	$40.61	(5.28)%	$222.8	1.72%	1.72%	0.90%	82%
$—	$44.90	48.59%	$102.3	1.74%	1.74%	0.94%	89%
$—	$30.30	2.27%	$14.7	1.81%	1.81%	1.04%	157%
$—	$30.61	5.24%	$19.7	1.82%	1.82%	1.08%	109%[p]

$—	$42.23	5.04%	$11.4	1.24%	1.24%	1.57%	81%
$—	$40.64	(4.82)%	$6.8	1.24%	1.24%	1.36%	82%
$—	$44.88	49.26%	$2.0	1.29%	1.29%	1.29%	89%
$—	$30.42	2.74%	$0.6	1.34%	1.34%[e]	1.51%	157%
$—	$30.62	5.74%	$0.7	1.37%	1.37%[e]	1.42%	109%[p]

$—	$42.40	5.79%	$560.6	0.51%	0.51%	2.32%	81%
$—	$40.81	(4.13)%	$342.4	0.51%	0.51%	2.14%	82%
$—	$44.89	50.39%	$190.6	0.53%	0.53%	1.95%	89%
$—	$30.41	3.54%	$91.4	0.59%	0.59%[e]	2.19%	157%
$—	$30.59	8.51%[i]	$0.3	0.67%[h]	0.61%[h]	2.39%[h]	109%[j,p]

$—	$42.54	6.32%	$158.8	0.45%	0.03%	2.75%	81%
$—	$40.93	(10.24)%[i]	$146.1	0.46%[h]	0.04%[h]	2.62%[h]	82%[j]

$—	$14.57	4.41%	$466.2	0.85%	0.85%	(0.08)%	101%
$—	$14.62	(24.92)%	$478.0	0.84%	0.84%	(0.27)%	58%
$—	$22.78	35.63%	$696.4	0.83%	0.83%	(0.57)%	42%
$—	$18.45	21.95%	$570.7	0.88%	0.88%	(0.39)%	55%
$—	$15.96	4.84%	$513.3	0.90%	0.90%	(0.31)%	48%

$—	$14.53	4.28%	$36.3	0.95%	0.95%	(0.17)%	101%
$—	$14.60	(24.98)%	$53.4	0.93%	0.93%	(0.37)%	58%
$—	$22.77	35.53%	$109.3	0.92%	0.92%	(0.66)%	42%
$—	$18.46	21.85%	$85.7	0.94%	0.94%	(0.46)%	55%
$—	$15.98	4.78%	$77.7	0.95%	0.95%	(0.37)%	48%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Growth Fund (cont’d)
Advisor Class
8/31/2023	$14.55	$(0.06)	$0.60	$0.54	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.76	$(0.11)	$(4.97)	$(5.08)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,q]	$18.51	$(0.19)	$6.35	$6.16	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,q]	$16.07	$(0.11)	$3.41	$3.30	$—	$(0.86)	$—	$(0.86)
8/31/2019[n,q]	$17.16	$(0.09)	$0.47	$0.38	$—	$(1.47)	$—	$(1.47)

Institutional Class
8/31/2023	$14.65	$0.01	$0.60	$0.61	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.79	$(0.02)	$(4.99)	$(5.01)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,q]	$18.41	$(0.08)	$6.37	$6.29	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,q]	$15.90	$(0.03)	$3.38	$3.35	$—	$(0.84)	$—	$(0.84)
8/31/2019[n,q]	$16.88	$(0.02)	$0.48	$0.46	$—	$(1.44)	$—	$(1.44)

Class A
8/31/2023	$14.58	$(0.04)	$0.60	$0.56	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.77	$(0.08)	$(4.98)	$(5.06)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,q]	$18.48	$(0.16)	$6.36	$6.20	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,q]	$16.02	$(0.09)	$3.41	$3.32	$—	$(0.86)	$—	$(0.86)
8/31/2019[n,q]	$17.09	$(0.07)	$0.46	$0.39	$—	$(1.46)	$—	$(1.46)

Class C
8/31/2023	$14.43	$(0.14)	$0.59	$0.45	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.73	$(0.22)	$(4.95)	$(5.17)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,q]	$18.63	$(0.32)	$6.33	$6.01	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,q]	$16.29	$(0.21)	$3.43	$3.22	$—	$(0.88)	$—	$(0.88)
8/31/2019[n,q]	$17.52	$(0.19)	$0.47	$0.28	$—	$(1.51)	$—	$(1.51)

Class R3
8/31/2023	$14.53	$(0.08)	$0.60	$0.52	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.75	$(0.13)	$(4.96)	$(5.09)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,q]	$18.53	$(0.21)	$6.34	$6.13	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,q]	$16.12	$(0.12)	$3.40	$3.28	$—	$(0.87)	$—	$(0.87)
8/31/2019[n,q]	$17.24	$(0.12)	$0.48	$0.36	$—	$(1.48)	$—	$(1.48)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$14.45	4.08%	$6.8	1.20%	1.20%	(0.43)%	101%
$—	$14.55	(25.19)%	$8.1	1.19%	1.19%	(0.62)%	58%
$—	$22.76	35.19%	$13.2	1.17%	1.17%	(0.92)%	42%
$—	$18.51	21.57%	$10.3	1.20%	1.20%	(0.70)%	55%
$—	$16.07	4.53%	$12.0	1.21%	1.21%	(0.62)%	48%

$—	$14.62	4.55%	$458.0	0.69%	0.69%	0.08%	101%
$—	$14.65	(24.81)%	$469.7	0.69%	0.69%	(0.10)%	58%
$—	$22.79	35.91%	$481.1	0.67%	0.67%	(0.41)%	42%
$—	$18.41	22.12%	$347.4	0.70%	0.70%	(0.22)%	55%
$—	$15.90	5.09%	$273.4	0.70%	0.70%	(0.11)%	48%

$—	$14.50	4.21%	$27.3	1.06%	1.06%	(0.28)%	101%
$—	$14.58	(25.08)%	$39.0	1.06%	1.06%	(0.47)%	58%
$—	$22.77	35.42%	$48.1	1.04%	1.04%	(0.78)%	42%
$—	$18.48	21.70%	$36.0	1.06%	1.06%	(0.57)%	55%
$—	$16.02	4.65%	$33.0	1.07%	1.07%	(0.47)%	48%

$—	$14.24	3.47%	$6.0	1.81%	1.81%	(1.04)%	101%
$—	$14.43	(25.67)%	$7.7	1.80%	1.80%	(1.24)%	58%
$—	$22.73	34.42%	$13.2	1.79%	1.79%	(1.53)%	42%
$—	$18.63	20.77%	$11.3	1.81%	1.81%	(1.32)%	55%
$—	$16.29	3.91%	$10.8	1.82%	1.82%	(1.24)%	48%

$—	$14.41	3.95%	$8.4	1.32%	1.32%	(0.55)%	101%
$—	$14.53	(25.25)%	$9.9	1.31%	1.31%	(0.75)%	58%
$—	$22.75	35.03%	$18.5	1.29%	1.29%	(1.03)%	42%
$—	$18.53	21.36%	$13.7	1.31%	1.31%	(0.77)%	55%
$—	$16.12	4.41%	$56.4	1.33%	1.33%[e]	(0.79)%	48%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions

Class R6
8/31/2023	$14.67	$0.03	$0.60	$0.63	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.79	$(0.00)	$(4.99)	$(4.99)	$—	$(3.13)	$—	$(3.13)
8/31/2021[n,q]	$18.39	$(0.06)	$6.37	$6.31	$—	$(1.91)	$—	$(1.91)
8/31/2020[n,q]	$15.86	$(0.02)	$3.39	$3.37	$—	$(0.84)	$—	$(0.84)
8/31/2019[n,q]	$16.82	$(0.00)	$0.47	$0.47	$—	$(1.43)	$—	$(1.43)

Mid Cap Intrinsic Value Fund
Investor Class
8/31/2023	$23.65	$0.24	$0.67	$0.91	$(0.21)	$—	$—	$(0.21)
8/31/2022	$24.69	$0.21	$(1.11)	$(0.90)	$(0.14)	$—	$—	$(0.14)
8/31/2021[n]	$16.03	$0.15	$8.52	$8.67	$(0.01)	$—	$—	$(0.01)
8/31/2020[n]	$19.32	$0.22	$(3.28)	$(3.06)	$(0.23)	$—	$—	$(0.23)
8/31/2019[f,n]	$24.16	$0.19	$(3.39)	$(3.20)	$(0.13)	$(1.51)	$—	$(1.64)

Trust Class
8/31/2023	$23.61	$0.18	$0.68	$0.86	$(0.15)	$—	$—	$(0.15)
8/31/2022	$24.63	$0.15	$(1.11)	$(0.96)	$(0.06)	$—	$—	$(0.06)
8/31/2021[n]	$16.02	$0.10	$8.52	$8.62	$(0.01)	$—	$—	$(0.01)
8/31/2020[n]	$19.32	$0.20	$(3.30)	$(3.10)	$(0.20)	$—	$—	$(0.20)
8/31/2019[f,n]	$24.16	$0.17	$(3.38)	$(3.21)	$(0.12)	$(1.51)	$—	$(1.63)

Institutional Class
8/31/2023	$23.63	$0.26	$0.68	$0.94	$(0.24)	$—	$—	$(0.24)
8/31/2022	$24.65	$0.24	$(1.11)	$(0.87)	$(0.15)	$—	$—	$(0.15)
8/31/2021[n]	$16.02	$0.18	$8.51	$8.69	$(0.06)	$—	$—	$(0.06)
8/31/2020[n]	$19.31	$0.27	$(3.28)	$(3.01)	$(0.28)	$—	$—	$(0.28)
8/31/2019[n]	$24.17	$0.25	$(3.40)	$(3.15)	$(0.20)	$(1.51)	$—	$(1.71)

Class A
8/31/2023	$23.62	$0.18	$0.68	$0.86	$(0.14)	$—	$—	$(0.14)
8/31/2022	$24.63	$0.15	$(1.10)	$(0.95)	$(0.06)	$—	$—	$(0.06)
8/31/2021[n]	$16.03	$0.11	$8.50	$8.61	$(0.01)	$—	$—	$(0.01)
8/31/2020[n]	$19.32	$0.21	$(3.29)	$(3.08)	$(0.21)	$—	$—	$(0.21)
8/31/2019[f,n]	$24.17	$0.19	$(3.41)	$(3.22)	$(0.12)	$(1.51)	$—	$(1.63)

Class C
8/31/2023	$23.30	$(0.00)	$0.66	$0.66	$(0.01)	$—	$—	$(0.01)
8/31/2022	$24.43	$(0.04)	$(1.09)	$(1.13)	$—	$—	$—	$—
8/31/2021[n]	$16.00	$(0.06)	$8.49	$8.43	$—	$—	$—	$—
8/31/2020[n]	$19.29	$0.07	$(3.30)	$(3.23)	$(0.06)	$—	$—	$(0.06)
8/31/2019[f,n]	$24.18	$0.02	$(3.39)	$(3.37)	$(0.01)	$(1.51)	$—	$(1.52)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$14.66	4.68%	$541.9	0.60%	0.60%	0.18%	101%
$—	$14.67	(24.71)%	$538.5	0.59%	0.59%	(0.01)%	58%
$—	$22.79	35.99%	$753.3	0.57%	0.57%	(0.31)%	42%
$—	$18.39	22.27%	$524.1	0.60%	0.60%	(0.11)%	55%
$—	$15.86	5.20%	$461.1	0.61%	0.61%	(0.03)%	48%

$—	$24.35	3.88%	$32.4	1.51%	0.96%	0.99%	15%
$—	$23.65	(3.67)%	$32.7	1.45%	0.96%	0.85%	22%
$—	$24.69	54.09%	$35.2	1.49%	1.01%	0.68%	31%
$—	$16.03	(16.10)%	$23.0	1.37%	1.11%	1.26%	16%
$—	$19.32	(12.97)%	$34.5	1.27%	1.17%	0.93%	56%

$—	$24.32	3.66%	$6.0	1.70%	1.20%	0.75%	15%
$—	$23.61	(3.90)%	$6.1	1.63%	1.20%	0.61%	22%
$—	$24.63	53.86%	$6.9	1.69%	1.22%	0.48%	31%
$—	$16.02	(16.26)%	$4.9	1.53%	1.26%	1.12%	16%
$—	$19.32	(13.03)%	$8.0	1.42%	1.27%	0.82%	56%

$—	$24.33	4.00%	$14.1	1.34%	0.85%	1.09%	15%
$—	$23.63	(3.55)%	$13.1	1.28%	0.85%	0.97%	22%
$—	$24.65	54.34%	$15.2	1.32%	0.86%	0.84%	31%
$—	$16.02	(15.88)%	$12.6	1.19%	0.86%	1.52%	16%
$—	$19.31	(12.70)%	$40.2	1.07%	0.86%	1.21%	56%

$—	$24.34	3.65%	$1.2	1.75%	1.21%	0.75%	15%
$—	$23.62	(3.88)%	$1.2	1.68%	1.21%	0.59%	22%
$—	$24.63	53.74%	$1.5	1.73%	1.22%	0.50%	31%
$—	$16.03	(16.17)%	$1.7	1.54%	1.22%	1.15%	16%
$—	$19.32	(13.03)%	$6.2	1.40%	1.22%	0.91%	56%

$—	$23.95	2.85%	$0.9	2.47%	1.96%	(0.00)%	15%
$—	$23.30	(4.63)%	$0.9	2.42%	1.96%	(0.15)%	22%
$—	$24.43	52.69%	$1.0	2.47%	1.97%	(0.26)%	31%
$—	$16.00	(16.81)%	$0.8	2.31%	1.97%	0.41%	16%
$—	$19.29	(13.69)%	$1.5	2.19%	1.97%	0.10%	56%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Intrinsic Value Fund (cont’d)
Class R3
8/31/2023	$23.56	$0.12	$0.67	$0.79	$(0.09)	$—	$—	$(0.09)
8/31/2022	$24.59	$0.09	$(1.10)	$(1.01)	$(0.02)	$—	$—	$(0.02)
8/31/2021[n]	$16.03	$0.05	$8.51	$8.56	$—	$—	$—	$—
8/31/2020[n]	$19.33	$0.18	$(3.32)	$(3.14)	$(0.16)	$—	$—	$(0.16)
8/31/2019[f,n]	$24.17	$0.13	$(3.39)	$(3.26)	$(0.07)	$(1.51)	$—	$(1.58)

Class R6
8/31/2023	$23.64	$0.29	$0.67	$0.96	$(0.26)	$—	$—	$(0.26)
8/31/2022	$24.65	$0.26	$(1.09)	$(0.83)	$(0.18)	$—	$—	$(0.18)
8/31/2021[n]	$16.03	$0.20	$8.50	$8.70	$(0.08)	$—	$—	$(0.08)
8/31/2020[n]	$19.32	$0.28	$(3.27)	$(2.99)	$(0.30)	$—	$—	$(0.30)
Period from 3/29/2019[g] to 8/31/2019[n]	$20.50	$0.10	$(1.28)	$(1.18)	$—	$—	$—	$—

Multi-Cap Opportunities Fund
Institutional Class
8/31/2023	$11.71	$0.03	$1.18	$1.21	$(0.04)	$(2.71)	$—	$(2.75)
8/31/2022	$18.55	$0.04	$(2.00)	$(1.96)	$(0.05)	$(4.83)	$—	$(4.88)
8/31/2021[n]	$17.03	$0.05	$5.17	$5.22	$(0.05)	$(3.65)	$—	$(3.70)
8/31/2020[n]	$18.64	$0.09	$1.76	$1.85	$(0.14)	$(3.32)	$—	$(3.46)
8/31/2019[n]	$20.12	$0.14	$0.17	$0.31	$(0.14)	$(1.65)	$—	$(1.79)

Class A
8/31/2023	$11.71	$(0.01)	$1.18	$1.17	$(0.01)	$(2.71)	$—	$(2.72)
8/31/2022	$18.55	$(0.01)	$(1.99)	$(2.00)	$(0.01)	$(4.83)	$—	$(4.84)
8/31/2021[n]	$17.05	$(0.01)	$5.16	$5.15	$—	$(3.65)	$—	$(3.65)
8/31/2020[n]	$18.65	$0.03	$1.76	$1.79	$(0.07)	$(3.32)	$—	$(3.39)
8/31/2019[f,n]	$20.12	$0.07	$0.18	$0.25	$(0.07)	$(1.65)	$—	$(1.72)

Class C
8/31/2023	$11.35	$(0.08)	$1.13	$1.05	$—	$(2.71)	$—	$(2.71)
8/31/2022	$18.23	$(0.11)	$(1.94)	$(2.05)	$—	$(4.83)	$—	$(4.83)
8/31/2021[n]	$16.92	$(0.13)	$5.09	$4.96	$—	$(3.65)	$—	$(3.65)
8/31/2020[n]	$18.59	$(0.09)	$1.74	$1.65	$—	$(3.32)	$—	$(3.32)
8/31/2019[f,n]	$20.13	$(0.06)	$0.17	$0.11	$—	$(1.65)	$—	$(1.65)

Class E
8/31/2023	$11.76	$0.11	$1.18	$1.29	$(0.17)	$(2.71)	$—	$(2.88)
Period from 1/11/2022[g] to 8/31/2022	$13.99	$0.09	$(2.32)	$(2.23)	$—	$—	$—	$—
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$24.26	3.36%	$0.4	2.01%	1.46%	0.52%	15%
$—	$23.56	(4.11)%	$0.7	1.94%	1.46%	0.35%	22%
$—	$24.59	53.42%	$0.8	1.98%	1.47%	0.22%	31%
$—	$16.03	(16.42)%	$0.5	1.80%	1.47%	0.96%	16%
$—	$19.33	(13.21)%	$1.9	1.70%	1.48%	0.61%	56%

$—	$24.34	4.11%	$0.0	1.71%	0.75%	1.20%	15%
$—	$23.64	(3.42)%	$0.0	1.55%	0.75%	1.06%	22%
$—	$24.65	54.45%	$0.0	1.72%	0.76%	0.94%	31%
$—	$16.03	(15.79)%	$0.0	1.02%	0.76%[e]	1.62%	16%
$—	$19.32	(5.76)%[i]	$0.0	1.44%[h]	0.78%[h]	1.14%[h]	56%[j]

$—	$10.17	12.81%	$126.8	0.87%	0.87%	0.30%	14%
$—	$11.71	(14.66)%	$208.9	0.82%	0.82%	0.28%	16%
$—	$18.55	36.24%	$490.7	0.81%	0.81%	0.33%	15%
$—	$17.03	10.23%	$609.7	0.76%	0.76%	0.53%	27%
$—	$18.64	2.91%	$1,098.2	0.74%	0.74%	0.75%	36%

$—	$10.16	12.37%	$33.3	1.25%	1.25%	(0.08)%	14%
$—	$11.71	(14.92)%	$41.2	1.19%	1.19%	(0.06)%	16%
$—	$18.55	35.69%	$53.1	1.18%	1.18%	(0.04)%	15%
$—	$17.05	9.83%	$41.6	1.14%	1.14%	0.17%	27%
$—	$18.65	2.54%	$49.9	1.12%	1.12%	0.38%	36%

$—	$9.69	11.63%	$12.0	1.99%	1.99%	(0.82)%	14%
$—	$11.35	(15.58)%	$15.6	1.94%	1.94%	(0.82)%	16%
$—	$18.23	34.66%	$27.2	1.93%	1.93%	(0.78)%	15%
$—	$16.92	9.04%	$30.4	1.88%	1.88%	(0.57)%	27%
$—	$18.59	1.78%	$39.4	1.86%	1.86%	(0.35)%	36%

$—	$10.17	13.70%	$81.4	0.72%	0.12%	1.05%	14%
$—	$11.76	(15.94)%[i]	$71.6	0.69%[h]	0.10%[h]	1.11%[h]	16%[j]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Real Estate Fund
Trust Class
8/31/2023	$15.47	$0.31	$(1.87)	$(1.56)	$(0.27)	$(1.31)	$—	$(1.58)
8/31/2022	$18.10	$0.14	$(2.01)	$(1.87)	$(0.16)	$(0.60)	$—	$(0.76)
8/31/2021	$13.76	$0.21	$4.41	$4.62	$(0.20)	$(0.08)	$—	$(0.28)
8/31/2020	$15.13	$0.17	$(0.80)	$(0.63)	$(0.17)	$(0.57)	$—	$(0.74)
8/31/2019	$13.34	$0.18	$2.45	$2.63	$(0.18)	$(0.66)	$—	$(0.84)

Institutional Class
8/31/2023	$15.52	$0.34	$(1.87)	$(1.53)	$(0.30)	$(1.31)	$—	$(1.61)
8/31/2022	$18.17	$0.17	$(2.03)	$(1.86)	$(0.19)	$(0.60)	$—	$(0.79)
8/31/2021	$13.81	$0.20	$4.47	$4.67	$(0.23)	$(0.08)	$—	$(0.31)
8/31/2020	$15.19	$0.19	$(0.80)	$(0.61)	$(0.20)	$(0.57)	$—	$(0.77)
8/31/2019	$13.39	$0.20	$2.46	$2.66	$(0.20)	$(0.66)	$—	$(0.86)

Class A
8/31/2023	$15.47	$0.28	$(1.86)	$(1.58)	$(0.25)	$(1.31)	$—	$(1.56)
8/31/2022	$18.10	$0.11	$(2.01)	$(1.90)	$(0.13)	$(0.60)	$—	$(0.73)
8/31/2021	$13.76	$0.18	$4.41	$4.59	$(0.17)	$(0.08)	$—	$(0.25)
8/31/2020	$15.13	$0.15	$(0.81)	$(0.66)	$(0.14)	$(0.57)	$—	$(0.71)
8/31/2019	$13.34	$0.15	$2.46	$2.61	$(0.16)	$(0.66)	$—	$(0.82)

Class C
8/31/2023	$15.51	$0.19	$(1.87)	$(1.68)	$(0.14)	$(1.31)	$—	$(1.45)
8/31/2022	$18.15	$(0.02)	$(2.02)	$(2.04)	$(0.00)	$(0.60)	$—	$(0.60)
8/31/2021	$13.79	$0.08	$4.42	$4.50	$(0.06)	$(0.08)	$—	$(0.14)
8/31/2020	$15.16	$0.04	$(0.80)	$(0.76)	$(0.04)	$(0.57)	$—	$(0.61)
8/31/2019	$13.36	$0.06	$2.45	$2.51	$(0.05)	$(0.66)	$—	$(0.71)

Class R3
8/31/2023	$15.44	$0.25	$(1.85)	$(1.60)	$(0.22)	$(1.31)	$—	$(1.53)
8/31/2022	$18.06	$0.06	$(2.00)	$(1.94)	$(0.08)	$(0.60)	$—	$(0.68)
8/31/2021	$13.73	$0.15	$4.40	$4.55	$(0.14)	$(0.08)	$—	$(0.22)
8/31/2020	$15.10	$0.11	$(0.80)	$(0.69)	$(0.11)	$(0.57)	$—	$(0.68)
8/31/2019	$13.31	$0.12	$2.45	$2.57	$(0.12)	$(0.66)	$—	$(0.78)

Class R6
8/31/2023	$15.52	$0.34	$(1.86)	$(1.52)	$(0.32)	$(1.31)	$—	$(1.63)
8/31/2022	$18.16	$0.19	$(2.02)	$(1.83)	$(0.21)	$(0.60)	$—	$(0.81)
8/31/2021	$13.81	$0.24	$4.43	$4.67	$(0.24)	$(0.08)	$—	$(0.32)
8/31/2020	$15.19	$0.20	$(0.80)	$(0.60)	$(0.21)	$(0.57)	$—	$(0.78)
8/31/2019	$13.39	$0.21	$2.47	$2.68	$(0.22)	$(0.66)	$—	$(0.88)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.33	(10.02)%	$92.1	1.39%	1.04%	2.35%	38%
$—	$15.47	(10.87)%	$127.4	1.37%	1.04%	0.80%	37%
$—	$18.10	34.12%	$149.8	1.38%	1.04%	1.37%	22%
$—	$13.76	(4.13)%	$108.6	1.40%	1.04%	1.21%	26%
$—	$15.13	21.21%	$130.3	1.43%	1.04%	1.32%	38%

$—	$12.38	(9.81)%	$450.0	1.03%	0.85%	2.56%	38%
$—	$15.52	(10.76)%	$738.1	1.01%	0.85%	0.99%	37%
$—	$18.17	34.40%	$706.9	1.02%	0.85%	1.32%	22%
$—	$13.81	(3.97)%	$344.1	1.04%	0.85%	1.37%	26%
$—	$15.19	21.44%	$213.6	1.06%	0.85%	1.49%	38%

$—	$12.33	(10.18)%	$58.8	1.40%	1.21%	2.16%	38%
$—	$15.47	(11.02)%	$78.4	1.38%	1.21%	0.62%	37%
$—	$18.10	33.89%	$84.6	1.39%	1.21%	1.18%	22%
$—	$13.76	(4.31)%	$60.7	1.40%	1.21%	1.04%	26%
$—	$15.13	21.01%	$63.9	1.42%	1.21%	1.13%	38%

$—	$12.38	(10.84)%	$8.1	2.16%	1.96%	1.42%	38%
$—	$15.51	(11.72)%	$10.6	2.14%	1.96%	(0.13)%	37%
$—	$18.15	32.94%	$11.2	2.15%	1.96%	0.56%	22%
$—	$13.79	(5.08)%	$9.1	2.16%	1.96%	0.28%	26%
$—	$15.16	20.12%	$10.5	2.18%	1.96%	0.43%	38%

$—	$12.31	(10.37)%	$13.7	1.66%	1.46%	1.92%	38%
$—	$15.44	(11.23)%	$16.9	1.63%	1.46%	0.36%	37%
$—	$18.06	33.55%	$20.3	1.64%	1.46%	0.98%	22%
$—	$13.73	(4.58)%	$15.7	1.67%	1.46%	0.81%	26%
$—	$15.10	20.76%	$20.5	1.69%	1.46%	0.87%	38%

$—	$12.37	(9.76)%	$152.7	0.94%	0.75%	2.60%	38%
$—	$15.52	(10.62)%	$146.9	0.92%	0.75%	1.10%	37%
$—	$18.16	34.45%	$167.9	0.93%	0.75%	1.59%	22%
$—	$13.81	(3.87)%	$107.1	0.94%	0.75%	1.45%	26%
$—	$15.19	21.55%	$74.0	0.97%	0.76%	1.55%	38%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Real Estate Fund (cont’d)
Class E
8/31/2023	$15.53	$0.43	$(1.86)	$(1.43)	$(0.41)	$(1.31)	$—	$(1.72)
Period from 1/11/2022[g] to 8/31/2022	$18.24	$0.11	$(2.60)	$(2.49)	$(0.12)	$(0.10)	$—	$(0.22)

Small Cap Growth Fund
Investor Class
8/31/2023	$37.93	$(0.18)	$0.73	$0.55	$—	$—	$—	$—
8/31/2022	$56.71	$(0.28)	$(9.57)	$(9.85)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n]	$44.81	$(0.45)	$12.93	$12.48	$—	$(0.58)	$—	$(0.58)
8/31/2020[n]	$37.83	$(0.30)	$8.82	$8.52	$—	$(1.54)	$—	$(1.54)
8/31/2019[n]	$44.96	$(0.30)	$0.29	$(0.01)	$—	$(7.12)	$—	$(7.12)

Trust Class
8/31/2023	$37.81	$(0.27)	$0.73	$0.46	$—	$—	$—	$—
8/31/2022	$56.68	$(0.39)	$(9.55)	$(9.94)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,q]	$44.87	$(0.56)	$12.95	$12.39	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,q]	$37.94	$(0.34)	$8.82	$8.48	$—	$(1.55)	$—	$(1.55)
8/31/2019[n,q]	$45.14	$(0.34)	$0.30	$(0.04)	$—	$(7.16)	$—	$(7.16)

Advisor Class
8/31/2023	$37.73	$(0.33)	$0.74	$0.41	$—	$—	$—	$—
8/31/2022	$56.66	$(0.46)	$(9.54)	$(10.00)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,q]	$44.93	$(0.64)	$12.95	$12.31	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,q]	$38.05	$(0.39)	$8.83	$8.44	$—	$(1.56)	$—	$(1.56)
8/31/2019[n,q]	$45.36	$(0.40)	$0.29	$(0.11)	$—	$(7.20)	$—	$(7.20)

Institutional Class
8/31/2023	$37.99	$(0.14)	$0.74	$0.60	$—	$—	$—	$—
8/31/2022	$56.73	$(0.24)	$(9.57)	$(9.81)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,q]	$44.74	$(0.36)	$12.93	$12.57	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,q]	$37.66	$(0.20)	$8.80	$8.60	$—	$(1.52)	$—	$(1.52)
8/31/2019[n,q]	$44.59	$(0.17)	$0.29	$0.12	$—	$(7.05)	$—	$(7.05)

Class A
8/31/2023	$37.81	$(0.27)	$0.73	$0.46	$—	$—	$—	$—
8/31/2022	$56.68	$(0.39)	$(9.55)	$(9.94)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,q]	$44.88	$(0.56)	$12.94	$12.38	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,q]	$37.93	$(0.32)	$8.82	$8.50	$—	$(1.55)	$—	$(1.55)
8/31/2019[n,q]	$45.10	$(0.29)	$0.26	$(0.03)	$—	$(7.14)	$—	$(7.14)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.38	(9.10)%	$16.1	0.88%	0.08%	3.30%	38%
$—	$15.53	(13.67)%	$19.0	0.88%[h]	0.08%[h]	1.00%[h]	37%[j]

$—	$38.48	1.45%	$59.7	1.32%	1.01%	(0.49)%	129%
$—	$37.93	(19.94)%	$62.8	1.32%	1.01%	(0.63)%	121%
$—	$56.71	27.95%	$85.7	1.28%	1.07%	(0.85)%	127%
$—	$44.81	23.20%	$72.5	1.41%	1.18%	(0.78)%	128%
$—	$37.83	4.06%	$65.6	1.58%	1.19%	(0.78)%	161%

$—	$38.27	1.22%	$3.5	1.50%	1.25%	(0.73)%	129%
$—	$37.81	(20.14)%	$3.9	1.49%	1.25%	(0.87)%	121%
$—	$56.68	27.70%	$5.4	1.47%	1.27%	(1.04)%	127%
$—	$44.87	23.04%	$4.6	1.54%	1.29%	(0.89)%	128%
$—	$37.94	3.99%	$4.6	1.70%	1.29%	(0.89)%	161%

$—	$38.14	1.09%	$1.9	1.67%	1.40%	(0.88)%	129%
$—	$37.73	(20.26)%	$2.6	1.64%	1.40%	(1.02)%	121%
$—	$56.66	27.50%	$3.9	1.63%	1.42%	(1.19)%	127%
$—	$44.93	22.86%	$3.2	1.70%	1.44%	(1.04)%	128%
$—	$38.05	3.81%	$2.8	1.87%	1.44%	(1.04)%	161%

$—	$38.59	1.58%	$156.2	1.13%	0.90%	(0.38)%	129%
$—	$37.99	(19.86)%	$146.5	1.13%	0.90%	(0.53)%	121%
$—	$56.73	28.18%	$235.8	1.09%	0.90%	(0.68)%	127%
$—	$44.74	23.52%	$158.1	1.18%	0.90%	(0.51)%	128%
$—	$37.66	4.38%	$87.7	1.28%	0.90%	(0.43)%	161%

$—	$38.27	1.22%	$16.9	1.53%	1.26%	(0.73)%	129%
$—	$37.81	(20.14)%	$18.2	1.53%	1.26%	(0.88)%	121%
$—	$56.68	27.69%	$26.5	1.49%	1.26%	(1.04)%	127%
$—	$44.88	23.09%	$23.3	1.60%	1.26%	(0.86)%	128%
$—	$37.93	4.01%	$50.1	1.65%	1.26%	(0.76)%	161%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Small Cap Growth Fund (cont’d)
Class C
8/31/2023	$37.43	$(0.54)	$0.71	$0.17	$—	$—	$—	$—
8/31/2022	$56.58	$(0.73)	$(9.49)	$(10.22)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,q]	$45.14	$(0.97)	$12.99	$12.02	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,q]	$38.45	$(0.62)	$8.90	$8.28	$—	$(1.59)	$—	$(1.59)
8/31/2019[n,q]	$46.16	$(0.63)	$0.27	$(0.36)	$—	$(7.35)	$—	$(7.35)

Class R3
8/31/2023	$37.68	$(0.36)	$0.73	$0.37	$—	$—	$—	$—
8/31/2022	$56.65	$(0.50)	$(9.54)	$(10.04)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,q]	$44.97	$(0.70)	$12.96	$12.26	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,q]	$38.10	$(0.43)	$8.86	$8.43	$—	$(1.56)	$—	$(1.56)
8/31/2019[n,q]	$45.45	$(0.43)	$0.29	$(0.14)	$—	$(7.21)	$—	$(7.21)

Class R6
8/31/2023	$38.04	$(0.10)	$0.74	$0.64	$—	$—	$—	$—
8/31/2022	$56.74	$(0.18)	$(9.59)	$(9.77)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[n,q]	$44.71	$(0.31)	$12.92	$12.61	$—	$(0.58)	$—	$(0.58)
8/31/2020[n,q]	$37.59	$(0.15)	$8.79	$8.64	$—	$(1.52)	$—	$(1.52)
Period from 9/7/2018[g] to 8/31/2019[n,q]	$43.68	$0.06	$0.88	$0.94	$—	$(7.03)	$—	$(7.03)

Sustainable Equity Fund
Investor Class
8/31/2023	$38.86	$0.14	$5.05	$5.19	$(0.01)	$(3.50)	$—	$(3.51)
8/31/2022	$49.85	$0.18	$(6.29)	$(6.11)	$(0.34)	$(4.54)	$—	$(4.88)
8/31/2021[n]	$39.44	$0.18	$12.84	$13.02	$(0.26)	$(2.35)	$—	$(2.61)
8/31/2020[n]	$37.08	$0.22	$5.56	$5.78	$(0.25)	$(3.17)	$—	$(3.42)
8/31/2019[n]	$41.86	$0.30	$(1.80)	$(1.50)	$(0.16)	$(3.12)	$—	$(3.28)

Trust Class
8/31/2023	$38.91	$0.07	$5.04	$5.11	$—	$(3.50)	$—	$(3.50)
8/31/2022	$49.90	$0.10	$(6.30)	$(6.20)	$(0.25)	$(4.54)	$—	$(4.79)
8/31/2021[n]	$39.47	$0.10	$12.85	$12.95	$(0.17)	$(2.35)	$—	$(2.52)
8/31/2020[n]	$37.10	$0.15	$5.58	$5.73	$(0.19)	$(3.17)	$—	$(3.36)
8/31/2019[n]	$41.88	$0.24	$(1.80)	$(1.56)	$(0.10)	$(3.12)	$—	$(3.22)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$37.60	0.45%	$4.3	2.24%	2.01%	(1.49)%	129%
$—	$37.43	(20.74)%	$4.2	2.25%	2.01%	(1.64)%	121%
$—	$56.58	26.75%	$6.6	2.21%	2.01%	(1.79)%	127%
$—	$45.14	22.19%	$4.6	2.30%	2.01%	(1.61)%	128%
$—	$38.45	3.20%	$4.2	2.45%	2.01%	(1.60)%	161%

$—	$38.05	0.98%	$8.4	1.76%	1.51%	(0.99)%	129%
$—	$37.68	(20.35)%	$5.4	1.77%	1.51%	(1.13)%	121%
$—	$56.65	27.38%	$6.0	1.74%	1.51%	(1.29)%	127%
$—	$44.97	22.80%	$3.7	1.86%	1.51%	(1.11)%	128%
$—	$38.10	3.73%	$2.4	2.01%	1.51%	(1.10)%	161%

$—	$38.68	1.68%	$89.0	1.03%	0.80%	(0.27)%	129%
$—	$38.04	(19.78)%	$77.7	1.05%	0.80%	(0.42)%	121%
$—	$56.74	28.29%	$53.1	0.99%	0.80%	(0.58)%	127%
$—	$44.71	23.65%	$37.2	1.08%	0.80%	(0.40)%	128%
$—	$37.59	6.35%[i]	$21.0	1.15%[h]	0.81%[h]	0.15%[h]	161%[j]

$—	$40.54	14.74%	$354.8	0.87%	0.87%	0.36%	20%
$—	$38.86	(13.70)%	$346.2	0.85%	0.85%	0.40%	14%
$—	$49.85	34.45%	$437.8	0.84%	0.84%	0.40%	16%
$—	$39.44	16.12%	$429.6	0.86%	0.86%	0.59%	21%
$—	$37.08	(2.70)%	$446.1	0.86%	0.86%	0.80%	20%

$—	$40.52	14.49%	$108.8	1.05%	1.05%	0.18%	20%
$—	$38.91	(13.85)%	$108.5	1.03%	1.03%	0.22%	14%
$—	$49.90	34.21%	$148.7	1.02%	1.02%	0.23%	16%
$—	$39.47	15.95%	$122.9	1.03%	1.03%	0.42%	21%
$—	$37.10	(2.86)%	$161.3	1.03%	1.03%	0.65%	20%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Sustainable Equity Fund (cont’d)
Institutional Class
8/31/2023	$38.79	$0.20	$5.04	$5.24	$(0.08)	$(3.50)	$—	$(3.58)
8/31/2022	$49.78	$0.25	$(6.27)	$(6.02)	$(0.43)	$(4.54)	$—	$(4.97)
8/31/2021[n]	$39.40	$0.26	$12.81	$13.07	$(0.34)	$(2.35)	$—	$(2.69)
8/31/2020[n]	$37.02	$0.28	$5.57	$5.85	$(0.30)	$(3.17)	$—	$(3.47)
8/31/2019[n]	$41.84	$0.37	$(1.81)	$(1.44)	$(0.26)	$(3.12)	$—	$(3.38)

Class A
8/31/2023	$38.84	$0.06	$5.04	$5.10	$—	$(3.50)	$—	$(3.50)
8/31/2022	$49.84	$0.09	$(6.28)	$(6.19)	$(0.27)	$(4.54)	$—	$(4.81)
8/31/2021[n]	$39.43	$0.10	$12.83	$12.93	$(0.17)	$(2.35)	$—	$(2.52)
8/31/2020[n]	$37.08	$0.15	$5.57	$5.72	$(0.20)	$(3.17)	$—	$(3.37)
8/31/2019[n]	$41.88	$0.23	$(1.81)	$(1.58)	$(0.10)	$(3.12)	$—	$(3.22)

Class C
8/31/2023	$38.11	$(0.21)	$4.90	$4.69	$—	$(3.50)	$—	$(3.50)
8/31/2022	$49.19	$(0.24)	$(6.17)	$(6.41)	$—	$(4.67)	$—	$(4.67)
8/31/2021[n]	$39.07	$(0.23)	$12.70	$12.47	$—	$(2.35)	$—	$(2.35)
8/31/2020[n]	$36.85	$(0.12)	$5.51	$5.39	$—	$(3.17)	$—	$(3.17)
8/31/2019[n]	$41.81	$(0.04)	$(1.80)	$(1.84)	$—	$(3.12)	$—	$(3.12)

Class R3
8/31/2023	$38.84	$(0.03)	$5.03	$5.00	$—	$(3.50)	$—	$(3.50)
8/31/2022	$49.82	$(0.02)	$(6.29)	$(6.31)	$—	$(4.67)	$—	$(4.67)
8/31/2021[n]	$39.41	$(0.01)	$12.84	$12.83	$(0.07)	$(2.35)	$—	$(2.42)
8/31/2020[n]	$37.10	$0.06	$5.56	$5.62	$(0.14)	$(3.17)	$—	$(3.31)
8/31/2019[n]	$41.90	$0.14	$(1.79)	$(1.65)	$(0.03)	$(3.12)	$—	$(3.15)

Class R6
8/31/2023	$38.80	$0.24	$5.03	$5.27	$(0.12)	$(3.50)	$—	$(3.62)
8/31/2022	$49.79	$0.29	$(6.27)	$(5.98)	$(0.47)	$(4.54)	$—	$(5.01)
8/31/2021[n]	$39.41	$0.30	$12.82	$13.12	$(0.39)	$(2.35)	$—	$(2.74)
8/31/2020[n]	$37.01	$0.32	$5.58	$5.90	$(0.33)	$(3.17)	$—	$(3.50)
8/31/2019[n]	$41.83	$0.40	$(1.81)	$(1.41)	$(0.29)	$(3.12)	$—	$(3.41)

U.S. Equity Impact Fund
Institutional Class
8/31/2023	$8.85	$0.04	$1.17	$1.21	$(0.01)	$—	$—	$(0.01)
8/31/2022	$11.35	$0.01	$(2.50)	$(2.49)	$(0.00)	$(0.01)	$—	$(0.01)
Period from 3/23/2021[g] to 8/31/2021	$10.00	$(0.01)	$1.36	$1.35	$—	$—	$—	$—
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$40.45	14.92%	$561.9	0.70%	0.70%	0.53%	20%
$—	$38.79	(13.55)%	$608.2	0.68%	0.68%	0.57%	14%
$—	$49.78	34.68%	$896.3	0.67%	0.67%	0.58%	16%
$—	$39.40	16.35%	$689.9	0.68%	0.68%	0.77%	21%
$—	$37.02	(2.52)%	$768.3	0.68%	0.68%	1.00%	20%

$—	$40.44	14.49%	$144.8	1.06%	1.06%	0.17%	20%
$—	$38.84	(13.86)%	$133.1	1.04%	1.04%	0.21%	14%
$—	$49.84	34.17%	$160.6	1.04%	1.04%	0.21%	16%
$—	$39.43	15.94%	$98.0	1.05%	1.05%	0.41%	21%
$—	$37.08	(2.90)%	$95.1	1.05%	1.05%	0.61%	20%

$—	$39.30	13.64%	$33.7	1.82%	1.82%	(0.58)%	20%
$—	$38.11	(14.49)%	$36.4	1.79%	1.79%	(0.55)%	14%
$—	$49.19	33.19%	$48.0	1.79%	1.79%	(0.53)%	16%
$—	$39.07	15.06%	$40.4	1.79%	1.79%	(0.34)%	21%
$—	$36.85	(3.62)%	$47.4	1.79%	1.79%	(0.12)%	20%

$—	$40.34	14.22%	$16.0	1.32%	1.32%	(0.08)%	20%
$—	$38.84	(14.08)%	$18.6	1.30%	1.30%	(0.05)%	14%
$—	$49.82	33.87%	$23.8	1.29%	1.29%	(0.03)%	16%
$—	$39.41	15.63%	$28.0	1.30%	1.30%	0.16%	21%
$—	$37.10	(3.12)%	$31.8	1.29%	1.29%	0.36%	20%

$—	$40.45	15.03%	$111.1	0.60%	0.60%	0.64%	20%
$—	$38.80	(13.47)%	$174.4	0.58%	0.58%	0.66%	14%
$—	$49.79	34.82%	$264.3	0.57%	0.57%	0.68%	16%
$—	$39.41	16.48%	$233.6	0.58%	0.58%	0.88%	21%
$—	$37.01	(2.44)%	$238.1	0.59%	0.59%	1.08%	20%

$—	$10.05	13.72%	$10.9	4.43%	0.90%	0.43%	13%
$—	$8.85	(21.95)%	$5.9	5.26%	0.90%	0.13%	28%
$—	$11.35	13.50%[i]	$6.1	6.59%[h,r]	0.90%[h,r]	(0.19)%[h,r]	7%[i]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
U.S. Equity Impact Fund (cont’d)
Class A
8/31/2023	$8.80	$0.01	$1.17	$1.18	$(0.01)	$—	$—	$(0.01)
8/31/2022	$11.33	$(0.03)	$(2.49)	$(2.52)	$—	$(0.01)	$—	$(0.01)
Period from 3/23/2021[g] to 8/31/2021	$10.00	$(0.02)	$1.35	$1.33	$—	$—	$—	$—

Class C
8/31/2023	$8.71	$(0.06)	$1.15	$1.09	$—	$—	$—	$—
8/31/2022	$11.29	$(0.10)	$(2.47)	$(2.57)	$—	$(0.01)	$—	$(0.01)
Period from 3/23/2021[g] to 8/31/2021	$10.00	$(0.06)	$1.35	$1.29	$—	$—	$—	$—
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[b,c]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$9.97	13.36%	$0.2	5.09%	1.26%	0.07%	13%
$—	$8.80	(22.28)%	$0.1	5.77%	1.26%	(0.29)%	28%
$—	$11.33	13.30%[i]	$0.2	9.83%[h,r]	1.26%[h,r]	(0.48)%[h,r]	7%[i]

$—	$9.80	12.51%	$0.0	6.25%	2.01%	(0.69)%	13%
$—	$8.71	(22.80)%	$0.0	6.76%	2.01%	(0.99)%	28%
$—	$11.29	12.90%[i]	$0.0	18.90%[h,r]	2.01%[h,r]	(1.30)%[h,r]	7%[i]

Notes to Financial Highlights Equity Funds

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted.
Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c
Except for the Fund classes listed below, the class action proceeds listed in Note A of the Notes to Financial
Statements, if any, had no impact on the Funds’ total returns for the year ended  August 31, 2023. Had the
Fund classes listed below not received class action proceeds in 2023, total return on per share NAV for the year ended  August 31, 2023, would have been:

Mid Cap Intrinsic Value Investor Class	3.80%
Mid Cap Intrinsic Value Trust Class	3.57%
Mid Cap Intrinsic Value Institutional Class	3.91%
Mid Cap Intrinsic Value Class A	3.56%
Mid Cap Intrinsic Value Class C	2.76%
Mid Cap Intrinsic Value Class R3	3.23%
Mid Cap Intrinsic Value Class R6	4.03%
Multi-Cap Opportunities Institutional Class	12.26%
Multi-Cap Opportunities Class A	11.93%
Multi-Cap Opportunities Class C	11.17%
Multi-Cap Opportunities Class E	13.37%

Notes to Financial Highlights Equity Funds  (cont’d)

Except for the Fund classes listed below, the class action proceeds received in 2022, 2021, and/or 2019, if any, had no impact on the Funds’ total returns for the years ended August 31, 2022, 2021, and/or 2019.
Had the Fund classes listed below not received class action proceeds in 2022, 2021, and/or 2019, total return based on per share NAV for the years ended August 31, 2022, 2021 and/or 2019 would have been:

	2022	2021	2019
International Equity Investor Class	—	28.10%	—
International Equity Trust Class	—	28.02%	—
International Equity Institutional Class	—	28.30%	—
International Equity Class A	—	27.90%	—
International Equity Class C	—	26.92%	—
International Equity Class R6	—	28.42%	—
International Select Trust Class	—	27.98%	—
International Select Institutional Class	—	28.42%	—
International Select Class A	—	28.00%	—
International Select Class C	—	26.96%	—
International Select Class R3	—	27.59%	—
International Select Class R6	—	28.43%	—
Large Cap Value Investor Class	—	49.98%	6.21%
Large Cap Value Trust Class	—	49.69%	6.00%
Large Cap Value Advisor Class	—	49.41%	5.86%
Large Cap Value Class A	—	49.63%	—
Large Cap Value Class R3	—	49.23%	—
Multi-Cap Opportunities Institutional Class	(15.17)%	36.16%	—
Multi-Cap Opportunities Class A	(15.43)%	—	—
Multi-Cap Opportunities Class C	(16.11)%	—	—
Multi-Cap Opportunities Class E	(16.37)%	—	—
Small Cap Growth Investor Class	—	27.90%	3.98%
Small Cap Growth Trust Class	—	27.66%	3.90%
Small Cap Growth Advisor Class	—	27.46%	3.73%
Small Cap Growth Institutional Class	—	28.16%	4.35%
Small Cap Growth Class A	—	27.64%	3.98%
Small Cap Growth Class C	—	26.71%	3.11%
Small Cap Growth Class R3	—	27.36%	3.62%
Small Cap Growth Class R6	—	28.25%	—

d	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
e
After repayment of expenses previously reimbursed and/or fees previously waived pursuant to the terms of the contractual expense limitation agreements by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended August 31,
	2023	2022	2021	2020	2019
Emerging Markets Equity Institutional Class	—	—	1.21%	1.24%	1.25%
Emerging Markets Equity Class R3	—	—	1.90%	—	—

Notes to Financial Highlights Equity Funds  (cont’d)
	Year Ended August 31,
	2023	2022	2021	2020	2019
Emerging Markets Equity Class R6	—	—	1.10%	1.11%	1.15%
Focus Institutional Class	—	—	0.74%	—	—
Focus Class A	—	—	1.11%	—	—
Genesis Class R6	—	—	—	0.74%	—
Intrinsic Value Institutional Class	—	0.96%	0.99%	—	—
Intrinsic Value Class A	1.32%	1.33%	—	—	—
Intrinsic Value Class C	2.06%	2.07%	2.11%	—	—
Intrinsic Value Class R6	—	—	0.89%	—	—
Large Cap Growth Class R3	1.35%	1.34%	—	1.31%	—
Large Cap Growth Class R6	0.59%	—	—	0.56%	—
Large Cap Value Class R3	—	—	—	1.33%	1.33%
Large Cap Value Class R6	—	—	—	0.59%	—
Mid Cap Growth Class R3	—	—	—	—	1.33%
Mid Cap Intrinsic Value Class R6	—	—	—	0.74%	—

f
After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

g	The date investment operations commenced.
h	Annualized.
i	Not annualized.
j
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended
August 31, 2019, for Intrinsic Value, Large Cap Value, Mid Cap Intrinsic Value and Small Cap Growth and
for the year ended August 31, 2022, for Equity Income, Genesis, International Equity, Large Cap Value,
Multi-Cap Opportunities and Real Estate.

k
After the close of business on October 6, 2023, the Fund’s Institutional Class underwent a reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.  See Note H of the Notes to Financial Statements.

l
Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Global Real Estate (2023), Greater China Equity (2023 and 2019) and International Small
Cap (2020) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Global Real Estate, Greater China Equity and International Small Cap not utilized the line of credit, and/or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2023	2020	2019
Global Real Estate Institutional Class	1.03%	—	—
Greater China Equity Institutional Class	1.51%	—	1.50%
International Small Cap Institutional Class	—	1.05%	—
International Small Cap Class A	—	1.41%	—
International Small Cap Class C	—	2.16%	—
International Small Cap Class R6	—	0.95%	—

Notes to Financial Highlights Equity Funds  (cont’d)
m	Had International Equity not received the voluntary contribution in 2020, the total return based on per share NAV for the year ended August 31, 2020 would have been:

Year Ended August 31, 2020
International Equity Investor Class	15.31%
International Equity Trust Class	15.33%
International Equity Institutional Class	15.66%
International Equity Class A	15.19%
International Equity Class C	14.33%
International Equity Class R6	15.83%

n	This information has been audited by a different independent public accounting firm.
o	Consolidated financial highlights. See Note A in the Notes to Consolidated Financial Statements.
p
After the close of business on August 16, 2019, Large Cap Value acquired all of the net assets of Neuberger
Berman Value Fund in a tax-free exchange of shares pursuant to a Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases of $30,333,739 of securities acquired, and there were no sales made following a purchase-of-assets transaction relative to the merger.

q
After the close of business on July 23, 2021, the Funds’ applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

r	Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
Neuberger Berman Equity Funds and the Shareholders of:
Neuberger Berman Dividend Growth Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Greater China Equity Fund
Neuberger Berman International Equity Fund
Neuberger Berman International Select Fund
Neuberger Berman International Small Cap Fund
Neuberger Berman Intrinsic Value Fund

Neuberger Berman Large Cap Growth Fund
Neuberger Berman Large Cap Value Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Mid Cap Intrinsic Value Fund
Neuberger Berman Multi-Cap Opportunities Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Sustainable Equity Fund
Neuberger Berman U.S. Equity Impact Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Large Cap Growth Fund (one of the series constituting the Neuberger Berman Equity Funds (the "Trust")), including the consolidated schedule of investments, as of August 31, 2023, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "consolidated financial statements"). We have audited the accompanying statements of assets and liabilities of Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Sustainable Equity Fund, and Neuberger Berman U.S. Equity Impact Fund (collectively, together with Neuberger Berman Large Cap Growth Fund, referred to as the "Funds") (nineteen of the series constituting the Trust), including the schedules of investments, as of August 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively, together with the consolidated financial statements, referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position, or the consolidated financial position, of each of the Funds (twenty of the series constituting Neuberger Berman Equity Funds) at August 31, 2023, and the results, or the consolidated results, of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles. The accompanying financial highlights of the Neuberger Berman Intrinsic Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger

Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Sustainable Equity Fund for each of the periods in the three years ended August 31, 2021 were audited by another independent registered public accounting firm whose report, dated October 20, 2021, expressed an unqualified opinion on the financial statements containing those financial highlights.
Individual fund constituting Neuberger Berman Equity Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Neuberger Berman Dividend Growth Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Greater China Equity Fund
Neuberger Berman International Equity Fund
Neuberger Berman International Select Fund
Neuberger Berman International Small Cap Fund
Neuberger Berman Large Cap Growth Fund
Neuberger Berman Large Cap Value Fund
Neuberger Berman Real Estate Fund
	For the year ended August 31, 2023	For each of the two years in the period ended August 31, 2023	For each of the five years in the period ended August 31, 2023
Neuberger Berman U.S. Equity Impact Fund	For the year ended August 31, 2023	For each of the two years in the period ended August 31, 2023	For each of the two years ended August 31, 2023 and the period from March 23, 2021 (commencement of operations) to August 31, 2021
Neuberger Berman Intrinsic Value Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Mid Cap Intrinsic Value Fund
Neuberger Berman Multi-Cap Opportunities Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Sustainable Equity Fund
	For the year ended August 31, 2023	For each of the two years in the period ended August 31, 2023	For each of the two years in the period ended August 31, 2023
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
October 24, 2023

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Subadviser
Green Court Capital Management Limited*
20th Floor
Jardine House
1 Connaught Place
Hong Kong
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
*Prior to August 21, 2023, Green Court Capital
Management Limited was the subadviser to
Greater China Equity.
Shareholder Servicing Agent
SS&C Global Investor & Distribution Solutions, Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407
For Investor, Trust, Advisor & Institutional Class Shareholders address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
For Class A, Class C, Class R3 and Class R6 Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Funds' Statement of Additional Information includes additional information about the Trustees as of the time of the Funds' most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	49
Member of Advisory Board,
Burke Neurological Institute,
since 2021; Parish Councilor,
St. Pius X, since 2021;
formerly, Director, America
Press, Inc. (not-for-profit
Jesuit publisher), 2015 to
2021; formerly, Director,
Fordham University, 2001 to
2018; formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, The
Jewish Theological Seminary,
2012 to 2020; formerly,
Executive Vice President and
General Counsel, Fidelity
Investments, 2007 to 2012;
formerly, Executive Vice
President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
49
Chair and Director, USCJ
Supporting Foundation,
since 2019; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
49
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
and 2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly
Director, Dexter Corp.
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Ami Kaplan (1960)	Trustee since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women's Forum of New York, 2014 to 2016.	49	None.
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	49
Director, 1WS Credit Income
Fund, since 2018; Board
Member, American Family
Insurance (a mutual
company, not publicly
traded), since March 2009;
formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	49
Board Member, The
Maritime Aquarium at
Norwalk, since 2020; Board
Member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	49
Director, 1WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	49
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Franklyn E. Smith (1961)	Trustee since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	49	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	49
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
49
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument ("Trust Instrument"), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer, Mutual Funds and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel,
2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009
to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Senior Vice President, Neuberger Berman, since 2023 and Employee since
1999; Senior Vice President, NBIA, since 2023; formerly, Vice President,
Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger
Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary,
thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer, Mutual Funds and Managing Director, NBIA, since 2015; formerly,
Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President,
NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Daniel Tracer (1987)	Anti-Money Laundering Compliance Officer since 2023
Senior Vice President and Head of Financial Regulation, Neuberger Berman,
since February 2023; Assistant United States Attorney, Southern District of
New York, 2016 to 2023; Trial Attorney, Department of Justice Antitrust
Division, 2012 to 2015; Senior Anti-Money Laundering Compliance Officer,
five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Liquidity Risk Management Program
Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Funds have established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Funds’ liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Funds' liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds' liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Funds’ investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions, which for the relevant period included, among other factors, market volatility as a result of geopolitical tensions (e.g., Russia’s invasion of Ukraine) and rising inflation. The Program Administrator also utilizes information about the Funds’ investment strategy, the characteristics of the Funds’ shareholder base and historical redemption activity.
The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from April 1, 2022 through March 31, 2023. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

Notice to Shareholders
For the fiscal year ended August 31, 2023, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as Capital Gains Distributions and Qualified Dividend Income. Complete information regarding each Fund’s Qualified Dividend Income distributions during the calendar year 2023 will be reported in conjunction with Form 1099-DIV.
Fund	Capital Gains Distributions	Qualified Dividend Income
Dividend Growth	$1,936,504	$930,065
Emerging Markets Equity	—	5,861,988
Equity Income	59,187,034	26,341,896
Focus	—	2,506,001
Genesis	1,007,385,628	23,700,943
Global Real Estate	291,106	—
International Equity	42,388,440	17,082,675
International Select	5,083,649	2,272,651
International Small Cap	154,813	—
Intrinsic Value	40,089,544	—
Large Cap Growth	101,181,074	2,091,021
Large Cap Value	—	261,082,910
Mid Cap Growth	71,133,581	—
Mid Cap Intrinsic Value	37,962	471,636
Multi-Cap Opportunities	87,874,396	1,115,845
Real Estate	87,722,876	20,312,107
Sustainable Equity	139,243,208	5,324,085

This page has been left blank intentionally

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0599  10/23

(b)	Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean. Mr. Cosgrove, Ms. Goss and Ms. McLean are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to each series of the Registrant.

 (a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $866,500 and $921,600 for the fiscal years ended 2022 and 2023, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $273,830 and $275,950 for the fiscal years ended 2022 and 2023, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e)  Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $273,830 and $275,950 for the fiscal years ended 2022 and 2023, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 6.  Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: November 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: November 2, 2023

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date:  November 2, 2023